UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Item 1.	Reports to Stockholders.

(a)

ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	5
DISCLOSURE OF FUND EXPENSES	7
PORTFOLIO OF INVESTMENTS	8
STATEMENT OF ASSETS AND LIABILITIES	19
STATEMENT OF OPERATIONS	20
STATEMENTS OF CHANGES IN NET ASSETS	21
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
ADDITIONAL INFORMATION	32
DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS	33
LIQUIDITY RISK MANAGEMENT PROGRAM	35
TRUSTEES AND OFFICERS	36
PRIVACY POLICY	40

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.dgifund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.855.DGI. FUND (1-855-344-3863) to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.dgifund.com.

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

APRIL 30, 2022	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2022 (Unaudited)

Market Commentary

The general economic and political news has been terrible lately.

●	Inflation has reared its ugly head, especially in widely used commodities like energy and food

●	Russia has invaded Ukraine, the nightly pictures are unnerving

●	Interest rates have been rising

●	Crime has risen sharply in many US cities

●	China appears to have a myriad of problems

In typical fashion, these developments have triggered cyclical bear market declines in most stock indexes. There is short-term pain for investors, and fear for the future has risen.

These types of market conditions place a premium on a sound investment philosophy and process. At DGI, our focus is on the pricing of our stocks in relation to our estimate of the future value of the company. Warren Buffet has said it most succinctly: “price is what you pay, value is what you get.” This has been the central core of our investment approach since our founding 25 years ago. This is also the reason for our performance during this period. We accept that the general economic and political situation will ebb and flow; we are focused on whether those ebbs and flows make our portfolios more or less attractive. Ultimately, the basis for our optimism or pessimism is the favorable or less favorable ratio between today’s stock prices and the future value of the companies.

For the last 18-24 months, our focus has put us at odds with the prevailing market sentiment. After the explosion of liquidity into the US economic system because of Covid-19, there was a massive inflow into stocks, especially seemingly high-growth companies and beneficiaries of the new social order post-Covid. Many stocks experienced rapid price increases, ultimately selling at prices well in excess of the future value of the underlying companies. Significant overvaluation sets us on edge; inevitably these stock prices must adjust downwards to a reasonable price-value relationship. The ensuing bear market tends to affect most stocks. Importantly, the former high-fliers suffer permanent loss of capital while appropriately priced stocks suffer only temporary markdowns.

For us, there is very good investment news this year. Much of the valuation excess that concerned us during the last 18-24 months has been purged from the market during the first five months of 2022. In our view this has removed a major and clear risk to the market. We believe the obvious greed during 2020 and 2021 has been replaced by deep fear.

This has also opened up a major opportunity for our stocks. As of today, our stocks are showing expected returns comfortably above our hurdle rates. Our portfolios are showing the highest expected returns since 2008 and (briefly) during the pandemic sell-down in March of 2020.

The fundamental performance of our portfolio companies remains impressive. This progress does not garner headlines; it requires considerable due diligence on our part. Here is what we are seeing: 1) their pace of innovation is accelerating, which is driving outsized productivity and market share gains for many of the portfolio holdings and 2) their CEOs are focused on customers and employees. Amazingly, our companies are driving this performance in the face of Covid and Russia/Ukraine war disruptions.

We are seeing a renaissance in our companies and their stocks are exceptionally priced. Our discipline says to invest and ignore the headlines.

Annual Report | April 30, 2022	1

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2022 (Unaudited)

The stock market has entered a process of correcting the overvaluations which developed in 2020 and 2021. We believe that this correction was triggered by the macroeconomic and political problems which have arisen since Covid.

The outlook for bonds has been a dark picture because of low interest rates. Rising interest rates have reduced the interim performance of bonds, but also mean new issue bonds offer a better value for the investment. The Federal Reserve has indicated several more rate hikes are likely over the next year plus. To help minimize the impact of rising rates, we have invested in bonds with shorter maturities.1 A year ago, we budgeted about 2% for bond yields. Now we can budget 3-4%. This is a material improvement for the bond portfolio, though clearly not a growth expectation that approaches our outlook for stocks.

We believe the market correction has opened up a major investment opportunity for your portfolio. While we cannot predict when the selloff will end, the prudent investor should be taking advantage of this market behavior. Given the chasm in our expectations between stocks and bonds, we have the Fund positioned as heavily in favor of stocks as we can take it.

Fund Fiscal Year Commentary

In the fiscal year (5/1/21 to 4/30/22), the DGI Fund’s total return was -11.86%. Performance for longer time frames is available in the Performance Update section of this Annual Report.

Stocks in the Fund returned -13.52% while bonds returned -6.24%. Over the course of the year, the average allocation to stocks was 69.76%, and the average allocation to bonds and cash was 30.24%.

Fourteen stocks posted positive total returns while thirty-six stocks posted negative total returns. The five stocks that made the greatest positive contribution were Stamps.com (+1.24% to the Fund’s performance), Coterra Energy (+1.18%), Southwestern Energy (+0.95%), Pure Storage (+0.56%), and Arista Networks (+0.47%). The five stocks that detracted the most from the Fund’s total performance were Align Technology (-1.67%), Sleep Number (-1.52%), Proto Labs (-1.15%), Stitch Fix (-0.88%), and Autodesk (-0.85%). Contribution or detraction for each stock is different from that stock’s total performance. It factors the stock’s total performance and the allocation to that individual stock over the course of the year.

No individual bond holding had an impact on the total Fund’s performance of greater than +0.05% or -0.05%. This reflects our intent with the bond portfolio in the Fund; to avoid security-specific risks by widely diversifying across investment-grade bonds.

Portfolio Activity

During the fiscal year, we added no new stocks to the portfolio. We added to existing positions on several occasions.

One stock, S&P Global, was added to The DGI Fund as a result of an all-stock acquisition. For each share of IHS Markit, the Fund received 0.2838 shares of S&P Global in a deal valued at $44 billion (IHS Markit’s market capitalization prior to the acquisition was $36.88 Billion).

We made two complete sales of DGI Fund equity holdings; Cullen Frost Bankers and Middleby, Corp.

Financial services provider Cullen/Frost Bankers is the holding company of Frost Bank. It has served Texas customers since 1868—and withstood many booms and busts—with a conservative lending culture. Cullen/Frost generates steady income from services, including commercial and

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2022 (Unaudited)

consumer lending, insurance and wealth management. We invested in the company in 2020 based on its strong culture and growth potential. But we had rising concerns surrounding a potential adverse cultural shift at the company that included employee layoffs. In addition, the stock price rose disproportionately to its business fundamentals.

Middleby provides equipment to the food and beverage service industry, including the commercial, institutional, restaurant, residential and food processing sectors. Despite customers’ growing interest in its automation products, we have deteriorating confidence in management’s capital allocation discipline and believe its stock price exceeded its fundamental performance. We sold our entire position to fund other opportunities in the portfolio that we believe offer higher expected returns.

Sincerely,

Frederick Martin, CFA -- Portfolio Manager

Rob Nicoski, CPA* -- Portfolio Manager

Nick Hansen, CFA, CAIA -- Portfolio Manager

Jason Lima, CFA -- Portfolio Manager

*	CPA License Inactive.

[1]	Typically bonds with fewer years until maturity will be less price-sensitive to increases in interest rates than bonds with more years until maturity. That means if interest rates rise, you can reasonably expect a bond with more years to maturity to decline more in price than a bond with fewer years until maturity.

The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has

Annual Report | April 30, 2022	3

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2022 (Unaudited)

been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance (for the period ended April 30, 2022)

	1 Year	3 Year	5 Year	10 Year	Since Inception*
The Disciplined Growth Investors Fund	-11.86%	7.25%	9.21%	9.58%	10.92%
S&P 500® Total Return Index(1)	0.21%	13.85%	13.66%	13.67%	14.67%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2022	5

The Disciplined Growth Investors Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2022)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	35.39%
Consumer Discretionary	12.29%
Industrials	11.39%
Energy	5.59%
Health Care	4.30%
Communications	0.34%
Corporate Bonds	20.10%
Government & Agency Obligations	8.20%
Foreign Corporate Bonds	1.54%
Foreign Government Bonds	0.21%
Other Assets in Excess of Liabilities	0.65%

Top Ten Holdings

(as a % of Net Assets)*

U.S. Treasury Note	5.14%
Akamai Technologies, Inc.	3.70%
Plexus Corp.	3.06%
Microchip Technology, Inc.	2.95%
Super Micro Computer, Inc.	2.93%
Gentex Corp.	2.92%
Coterra Energy, Inc.	2.90%
U.S. Treasury Note	2.89%
Garmin, Ltd.	2.66%
Southwestern Energy Co.	2.47%
Top Ten Holdings	31.62%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2021 through April 30, 2022.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2021	Ending Account Value 4/30/2022	Expense Ratio(a)	Expenses Paid During period 11/1/2021 - 4/30/2022(b)
Actual	$1,000.00	$864.00	0.78%	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$3.91

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2022	7

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (69.30%)
COMMUNICATIONS (0.34%)
Media (0.34%)
Take-Two Interactive Software, Inc. (a)	9,674	$1,156,140

TOTAL COMMUNICATIONS		1,156,140

CONSUMER DISCRETIONARY (12.29%)
Consumer Discretionary Products (5.95%)
Gentex Corp.	342,686	10,057,834
Gentherm, Inc. (a)	41,759	2,815,392
LGI Homes, Inc. (a)	34,366	3,220,438
Under Armour, Inc. , Class A(a)	286,651	4,402,959
		20,496,623

Consumer Discretionary Services (2.16%)
Royal Caribbean Cruises, Ltd. (a)	62,197	4,834,573
Strategic Education, Inc.	40,365	2,607,579
		7,442,152

Retail & Whsle - Discretionary (4.18%)
Nordstrom, Inc.	74,453	1,913,442
Sleep Number Corp. (a)	91,726	3,720,406
Stitch Fix, Inc. , Class A(a)	112,548	1,069,206
TJX Cos., Inc.	125,542	7,693,214
		14,396,268

TOTAL CONSUMER DISCRETIONARY		42,335,043

ENERGY (5.59%)
Oil & Gas (5.59%)
Core Laboratories NV	30,049	781,274
Coterra Energy, Inc.	346,657	9,980,255
Southwestern Energy Co. (a)	1,133,069	8,498,018
		19,259,547

TOTAL ENERGY		19,259,547

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
HEALTH CARE (4.30%)
Health Care (4.30%)
Align Technology, Inc. (a)	22,146	$6,420,347
Intuitive Surgical, Inc. (a)	25,530	6,109,329
Myriad Genetics, Inc. (a)	111,488	2,285,504
		14,815,180

TOTAL HEALTH CARE		14,815,180

INDUSTRIALS (11.39%)
Industrial Products (6.21%)
Cognex Corp.	102,701	6,945,669
Graco, Inc.	49,190	3,050,764
Proto Labs, Inc. (a)	112,382	4,788,597
Snap-on, Inc.	31,186	6,626,713
		21,411,743

Industrial Services (5.18%)
Alarm.com Holdings, Inc. (a)	112,217	6,854,214
Deluxe Corp.	47,096	1,275,360
JetBlue Airways Corp. (a)	204,661	2,253,317
Landstar System, Inc.	35,912	5,562,769
MSC Industrial Direct Co., Inc. , Class A	22,885	1,896,251
		17,841,911

TOTAL INDUSTRIALS		39,253,654

TECHNOLOGY (35.39%)
Software & Tech Services (10.70%)
Akamai Technologies, Inc. (a)	113,516	12,745,576
Autodesk, Inc. (a)	34,632	6,555,145
Intuit, Inc.	17,545	7,346,969
Open Text Corp.	104,924	4,202,206
Paychex, Inc.	33,000	4,182,090
S&P Global, Inc.	4,831	1,818,872
		36,850,858

Annual Report | April 30, 2022	9

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Tech Hardware & Semiconductors (24.69%)
Arista Networks, Inc. (a)	56,674	$6,549,814
Dolby Laboratories, Inc. , Class A	105,714	8,189,664
Garmin, Ltd.	83,631	9,177,666
InterDigital, Inc.	42,075	2,391,964
IPG Photonics Corp.	14,278	1,348,985
Microchip Technology, Inc.	155,824	10,159,725
Plantronics, Inc. (a)	129,485	5,161,272
Plexus Corp. (a)	129,915	10,541,303
Power Integrations, Inc.	104,518	8,361,440
Pure Storage, Inc. , Class A(a)	255,400	7,483,220
Super Micro Computer, Inc. (a)	239,868	10,098,443
Viasat, Inc. (a)	152,487	5,613,046
		85,076,542

TOTAL TECHNOLOGY		121,927,400

TOTAL COMMON STOCKS
(Cost $188,037,518)		$238,746,964

	Principal	Value
	Amount	(Note 2)
CORPORATE BONDS (20.10%)
COMMUNICATIONS (1.24%)
Cable & Satellite (0.31%)
Comcast Corp.
4.150% 10/15/2028	$1,060,000	$1,066,879

Entertainment Content (0.31%)
Paramount Global
3.700% 06/01/2028	1,115,000	1,064,245

Wireless Telecommunications Services (0.62%)
AT&T, Inc.
4.350% 03/01/2029	1,055,000	1,066,183
4.450% 04/01/2024	4,000	4,097
Verizon Communications, Inc.
4.329% 09/21/2028	1,060,000	1,067,741
		2,138,021

TOTAL COMMUNICATIONS		4,269,145

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Principal	Value
	Amount	(Note 2)
CONSUMER DISCRETIONARY (2.41%)
Airlines (0.31%)
Southwest Airlines Co.
3.450% 11/16/2027	$1,117,000	$1,065,161

Automobiles Manufacturing (0.31%)
General Motors Co.
5.000% 10/01/2028	1,060,000	1,052,844

Consumer Services (0.31%)
Cintas Corp. No 2
3.700% 04/01/2027	1,081,000	1,075,106

Restaurants (0.59%)
McDonald's Corp., Series MTN
6.300% 03/01/2038	881,000	1,034,814
Starbucks Corp.
3.100% 03/01/2023	1,000,000	1,006,356
		2,041,170

Retail - Consumer Discretionary (0.89%)
Advance Auto Parts, Inc.
1.750% 10/01/2027	1,231,000	1,080,984
Amazon.com, Inc.
5.200% 12/03/2025	885,000	939,200
Lowe's Cos., Inc.
3.650% 04/05/2029	1,095,000	1,058,811
		3,078,995

TOTAL CONSUMER DISCRETIONARY		8,313,276

CONSUMER STAPLES (0.53%)
Food & Beverage (0.31%)
Anheuser-Busch InBev Worldwide, Inc.
4.000% 04/13/2028	1,070,000	1,065,857

Mass Merchants (0.22%)
Costco Wholesale Corp.
2.750% 05/18/2024	760,000	757,280

TOTAL CONSUMER STAPLES		1,823,137

Annual Report | April 30, 2022	11

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Principal	Value
	Amount	(Note 2)
ENERGY (2.16%)
Integrated Oils (0.31%)
BP Capital Markets America, Inc.
4.234% 11/06/2028	$1,062,000	$1,067,781

Pipeline (1.23%)
Energy Transfer LP
5.250% 04/15/2029	1,037,000	1,055,338
Enterprise Products Operating LLC
3.125% 07/31/2029	1,140,000	1,058,543
MPLX LP
2.650% 08/15/2030	1,225,000	1,054,212
ONEOK, Inc.
4.550% 07/15/2028	1,080,000	1,076,670
		4,244,763

Refining & Marketing (0.62%)
Phillips 66
2.150% 12/15/2030	1,263,000	1,061,914
Valero Energy Corp.
4.000% 04/01/2029	1,092,000	1,062,530
		2,124,444

TOTAL ENERGY		7,436,988

FINANCIALS (3.95%)
Banks (1.24%)
Regions Financial Corp.
1.800% 08/12/2028	1,240,000	1,078,766
Truist Financial Corp., Series MTN
3.875% 03/19/2029	1,085,000	1,056,097
US Bancorp, Series DMTN
3.000% 07/30/2029	1,140,000	1,059,073
Wells Fargo & Co., Series GMTN
4.300% 07/22/2027	1,070,000	1,070,402
		4,264,338

Commercial Finance (0.29%)
GATX Corp.
4.700% 04/01/2029	964,000	981,250

Diversified Banks (0.93%)
Bank of America Corp., Series L
4.183% 11/25/2027	1,085,000	1,068,505

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Principal	Value
	Amount	(Note 2)
FINANCIALS (continued)
Diversified Banks (continued)
Citigroup, Inc.
4.125% 07/25/2028	$1,098,000	$1,067,934
JPMorgan Chase & Co.
4.125% 12/15/2026	1,075,000	1,069,545
		3,205,984

Financial Services (0.62%)
Morgan Stanley
5.000% 11/24/2025	1,030,000	1,058,014
Northern Trust Corp.
3M US L + 1.131% 05/08/2032 (b)	1,130,000	1,086,090
		2,144,104

Life Insurance (0.26%)
Principal Financial Group, Inc.
3.100% 11/15/2026	925,000	893,568

Real Estate (0.61%)
Simon Property Group LP
2.450% 09/13/2029	1,192,000	1,046,994
Welltower, Inc.
4.125% 03/15/2029	1,081,000	1,070,868
		2,117,862

TOTAL FINANCIALS		13,607,106

HEALTH CARE (1.24%)
Health Care Facilities & Services (0.31%)
CVS Health Corp.
3.250% 08/15/2029	1,129,000	1,053,817

Managed Care (0.31%)
Anthem, Inc.
3.650% 12/01/2027	1,090,000	1,067,394

Pharmaceuticals (0.62%)
AbbVie, Inc.
4.250% 11/14/2028	1,060,000	1,057,765

Annual Report | April 30, 2022	13

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Principal	Value
	Amount	(Note 2)
HEALTH CARE (continued)
Pharmaceuticals (continued)
Astrazeneca Finance LLC
1.750% 05/28/2028	$1,203,000	$1,073,571
		2,131,336

TOTAL HEALTH CARE		4,252,547

INDUSTRIALS (3.25%)
Aerospace & Defense (0.63%)
General Dynamics Corp.
3.500% 05/15/2025	1,100,000	1,103,438
Raytheon Technologies Corp.
4.125% 11/16/2028	1,060,000	1,061,770
		2,165,208

Engineering & Construction (0.20%)
Fluor Corp.
4.250% 09/15/2028	730,000	693,431

Industrial Other (0.32%)
General Electric Co., Series GMTN
3.100% 01/09/2023	1,100,000	1,103,636

Railroad (0.87%)
Burlington Northern Santa Fe LLC
3.000% 03/15/2023	2,000	2,009
3.400% 09/01/2024	875,000	879,159
CSX Corp.
4.250% 03/15/2029	1,050,000	1,057,159
Union Pacific Corp.
3.950% 09/10/2028	1,063,000	1,063,305
		3,001,632

Transportation & Logistics (0.61%)
FedEx Corp.
2.400% 05/15/2031	1,223,000	1,051,551
United Parcel Service, Inc.
6.200% 01/15/2038	860,000	1,037,148
		2,088,699

Waste & Environment Services & Equipment (0.62%)
Republic Services, Inc.
3.375% 11/15/2027	1,110,000	1,077,249

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The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Principal	Value
	Amount	(Note 2)
INDUSTRIALS (continued)
Waste & Environment Services & Equipment (continued)
Waste Management, Inc.
7.000% 07/15/2028	$930,000	$1,077,692
		2,154,941

TOTAL INDUSTRIALS		11,207,547

MATERIALS (0.31%)
Chemicals (0.31%)
DuPont de Nemours, Inc.
4.725% 11/15/2028	1,040,000	1,075,628

TOTAL MATERIALS		1,075,628

UTILITIES (5.01%)
Utilities (5.01%)
Ameren Corp.
1.750% 03/15/2028	1,228,000	1,093,709
American Electric Power Co., Inc., Series J
4.300% 12/01/2028	1,077,000	1,076,109
Arizona Public Service Co.
2.600% 08/15/2029	1,192,000	1,075,823
Black Hills Corp.
3.150% 01/15/2027	935,000	901,654
CenterPoint Energy, Inc.
4.250% 11/01/2028	1,175,000	1,177,282
CMS Energy Corp.
3.450% 08/15/2027	1,100,000	1,075,076
DTE Energy Co.
2.950% 03/01/2030	1,182,000	1,073,546
Duke Energy Corp.
3.400% 06/15/2029	1,135,000	1,079,840
Eastern Energy Gas Holdings LLC, Series B
3.000% 11/15/2029	920,000	827,487
ITC Holdings Corp.
4.050% 07/01/2023	544,000	547,445
National Rural Utilities Cooperative Finance Corp.
3.400% 02/07/2028	1,015,000	988,675
NiSource, Inc.
2.950% 09/01/2029	1,170,000	1,057,798
PacifiCorp
5.250% 06/15/2035	985,000	1,042,243

Annual Report | April 30, 2022	15

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Principal	Value
	Amount	(Note 2)
UTILITIES (continued)
Utilities (continued)
Public Service Electric and Gas Co.
3.200% 05/15/2029	$1,117,000	$1,068,560
Puget Energy, Inc.
4.100% 06/15/2030	1,055,000	1,012,033
Southern Co., Series 21-B
1.750% 03/15/2028	1,230,000	1,066,629
WEC Energy Group, Inc.
1.375% 10/15/2027	1,236,000	1,082,598
		17,246,507

TOTAL UTILITIES		17,246,507

TOTAL CORPORATE BONDS
(Cost $75,663,176)		$69,231,881

FOREIGN CORPORATE BONDS (1.54%)
ENERGY (1.23%)
Exploration & Production (0.31%)
Canadian Natural Resources, Ltd.
3.850% 06/01/2027	1,096,000	1,073,308

Integrated Oils (0.31%)
Shell International Finance BV
2.375% 11/07/2029	1,178,000	1,052,667

Pipeline (0.61%)
Enbridge, Inc.
3.700% 07/15/2027	1,098,000	1,074,397
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	839,000	1,041,033
		2,115,430

TOTAL ENERGY		4,241,405

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The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

	Principal	Value
	Amount	(Note 2)
FINANCIALS (0.31%)
Diversified Banks (0.31%)
Royal Bank of Canada, Series GMTN
4.650% 01/27/2026	$1,060,000	$1,082,720

TOTAL FINANCIALS		1,082,720

TOTAL FOREIGN CORPORATE BONDS
(Cost $5,825,886)		$5,324,125

FOREIGN GOVERNMENT BONDS (0.21%)
Corp Andina de Fomento
4.375% 06/15/2022	717,000	718,356

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $718,524)		$718,356

GOVERNMENT & AGENCY OBLIGATIONS (8.20%)
U.S. Treasury Notes
0.125% 12/31/2022	17,900,000	17,708,297
1.375% 10/15/2022	500,000	499,972
1.500% 03/31/2023	10,000,000	9,950,839
2.750% 08/31/2023	90,000	90,369
		28,249,477

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $28,596,721)		$28,249,477

				Value
	Yield		Shares	(Note 2)
SHORT TERM INVESTMENTS (1.10%)
MONEY MARKET FUND (1.10%)
First American Treasury Obligations
Fund, 12/31/2049	0.260	%(c)	3,782,500	3,782,500

TOTAL SHORT TERM INVESTMENTS
(Cost $3,782,500)				$3,782,500

Annual Report | April 30, 2022	17

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2022

TOTAL INVESTMENTS (100.45%)
(Cost $302,624,325)	$346,053,303

Liabilities In Excess Of Other Assets (-0.45%)	(1,550,029)

NET ASSETS (100.00%)	$344,503,274

(a)	Non-Income Producing Security.

(b)	Floating or variable rate security. The reference rate is described below. The rate in effect as of April 30, 2022 is based on the reference rate plus the displayed spread as of the securities last reset date.

(c)	Represents the 7-day yield.

Common Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2022 was 1.33%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

April 30, 2022

ASSETS
Investments, at value	$346,053,303
Receivable for shares sold	42,500
Dividends and interest receivable	823,177
Total assets	346,918,980

LIABILITIES
Payable for investments purchased	2,147,865
Payable for shares redeemed	37,758
Payable to adviser	230,083
Total liabilities	2,415,706
NET ASSETS	$344,503,274

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$295,909,651
Distributable Earnings	48,593,623
NET ASSETS	$344,503,274

INVESTMENTS, AT COST	$302,624,325

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$20.51
Shares of beneficial interest outstanding	16,793,380

See Notes to Financial Statements.

Annual Report | April 30, 2022	19

The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2022
INVESTMENT INCOME
Dividends	$2,085,663
Foreign taxes withheld	(14,615)
Interest	1,828,503
Total investment income	3,899,551

EXPENSES
Investment advisory fees (Note 6)	2,771,432
Total expenses	2,771,432
NET INVESTMENT INCOME	1,128,119

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments	18,922,462
Net change in unrealized depreciation on investments	(64,699,237)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(45,776,775)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,648,656)

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$1,128,119	$1,099,538
Net realized gain	18,922,462	33,593,363
Net change in unrealized appreciation/(depreciation)	(64,699,237)	69,698,127
Net increase/(decrease) in net assets resulting from operations	(44,648,656)	104,391,028

DISTRIBUTIONS (Note 3)
From distributable earnings	(36,801,592)	(27,178,282)
Net decrease in net assets from distributions	(36,801,592)	(27,178,282)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	60,892,430	40,251,816
Issued to shareholders in reinvestment of distributions	36,008,172	26,486,925
Cost of shares redeemed	(16,396,837)	(25,092,730)
Net increase from capital share transactions	80,503,765	41,646,011

Net increase/(decrease) in net assets	(946,483)	118,858,757

NET ASSETS
Beginning of period	345,449,757	226,591,000
End of period	$344,503,274	$345,449,757

OTHER INFORMATION
Share Transactions
Issued	2,611,650	1,671,944
Issued to shareholders in reinvestment of distributions	1,547,140	1,105,859
Redeemed	(681,946)	(1,129,855)
Net increase in share transactions	3,476,844	1,647,948

See Notes to Financial Statements.

Annual Report | April 30, 2022	21

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.

(b)	In 2018 the Fund's total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted.

See Notes to Financial Statements.

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Financial Highlights

For a share outstanding during the years presented

For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
$25.94	$19.42	$21.15	$19.12	$18.20

0.08	0.09	0.18	0.16	0.12
(2.84)	8.83	(1.14)	2.55	1.64
(2.76)	8.92	(0.96)	2.71	1.76

(0.08)	(0.10)	(0.17)	(0.12)	(0.12)
(2.59)	(2.30)	(0.60)	(0.56)	(0.72)
(2.67)	(2.40)	(0.77)	(0.68)	(0.84)

(5.43)	6.52	(1.73)	2.03	0.92
$20.51	$25.94	$19.42	$21.15	$19.12

(11.86%)	47.00%	(4.79%)	14.74%	9.75	%(b)

$344,503	$345,450	$226,591	$240,172	$204,068

0.78%	0.78%	0.78%	0.78%	0.78%
0.32%	0.39%	0.86%	0.80%	0.64%

21%	31%	29%	22%	18%

Annual Report | April 30, 2022	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2022

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically traded

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2022

internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –  Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –  Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –  Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2022	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2022

The following is a summary of each input used to value the Fund as of April 30, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$238,746,964	$–	$–	$238,746,964
Corporate Bonds(a)	–	69,231,881	–	69,231,881
Foreign Corporate Bonds(a)	–	5,324,125	–	5,324,125
Foreign Government Bonds	–	718,356	–	718,356
Government & Agency Obligations	–	28,249,477	–	28,249,477
Short Term Investments	3,782,500	–	–	3,782,500
TOTAL	$242,529,464	$103,523,839	$–	$346,053,303

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the year ended April 30, 2022, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2022.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2022

purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of April 30, 2022, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation
(excess of value over tax cost)	$72,729,119
Gross depreciation
(excess of tax cost over value)	(29,300,141)
Net unrealized appreciation	$43,428,978
Cost of investments for income tax purposes	$302,624,325

Annual Report | April 30, 2022	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2022

Components of Earnings: As of April 30, 2022, components of distributable earnings were as follows:

Undistributed ordinary income	$46,200
Accumulated capital gains	5,196,006
Net unrealized appreciation on investments	43,428,978
Other cumulative effect of timing differences	(77,561)
Total	$48,593,623

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$4,688,850	$32,112,742

The tax character of distributions paid during the year ended April 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$1,466,185	$25,712,097

The fund elects to defer to the period ending April 30, 2023, capital losses recognized during the period 11/1/21 – 4/30/22 in the amount of $46,484.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities, and U.S. Government Obligations) during the year ended April 30, 2022, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$101,517,513	$51,582,613

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2022

Investment transactions in U.S. Government Obligations during the year ended April 30, 2022 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$15,039,739	$18,344,703

The cost of purchases in Kind, proceeds from sales in Kind along with there Realized gains/(loss) included in above transactions during the year ended April 30, 2022 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Disciplined Growth Investors Fund	$2,598,976	$–	$–

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $9,043 for the year ended April 30, 2022.

Annual Report | April 30, 2022	29

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2022

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Disciplined Growth Investors Fund (the “Fund”), one of the funds constituting the Financial Investors Trust, including the portfolio of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 29, 2022

We have served as the auditor of one or more investment companies advised by Disciplined Growth Investors, Inc. since 2012.

Annual Report | April 30, 2022	31

The Disciplined Growth Investors Fund	Additional Information

April 30, 2022 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2021:

Dividend Received Deduction	32.61%
Qualified Dividend Income	37.97%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $32,112,742 as long-term capital gain dividends.

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2022 (Unaudited)

On December 14, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Disciplined Growth Investors, Inc. (“DGI”) and the Trust, with respect to The Disciplined Growth Investors Fund (the “DGI Fund”), dated February 12, 2018 (the “DGI Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the DGI Investment Advisory Agreement with DGI, the Trustees, including the Independent Trustees, considered the following factors with respect to the DGI Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the DGI Fund, to DGI, of 0.78%, in light of the extent and quality of the advisory services provided by DGI to the DGI Fund.

The Board received and considered information including a comparison of the DGI Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory rate.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the DGI Fund under the DGI Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV.

The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by DGI. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the DGI Fund.

The Trustees considered the background and experience of DGI’s management in connection with the DGI Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, DGI’s Code of Ethics.

Performance: The Trustees reviewed performance information of the DGI Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2021. That review included a comparison of the DGI Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the DGI Fund outperformed its peer

Annual Report | April 30, 2022	33

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2022 (Unaudited)

group for the 1-year, 3-year, 5-year, 10-year, and since inception periods, and had median performance among its peer group for the 3-month period.

The Trustees also considered DGI’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by DGI regarding fees charged to its other clients utilizing a strategy similar to that employed by the DGI Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by DGI based on the fees payable under the DGI Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DGI Fund would be passed along to shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DGI from its relationship with the DGI Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI;
●	the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory fee rate;
●	the nature, extent, and quality of services rendered by DGI under the DGI Investment Advisory Agreement were adequate;
●	for the period ended September 30, 2021, the DGI Fund outperformed its Data Provider peer group for the 1-year, 3-year, 5-year, 10-year, and since inception periods, and had median performance among its peer group for the 3-month period;
●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’s other clients employing a comparable strategy to the DGI Fund were not indicative of any unreasonableness with respect to the advisory fee payable to DGI by the DGI Fund;
●	the profit, if any, realized by DGI in connection with the operation of the DGI Fund is not unreasonable; and
●	there were no material economies of scale or other incidental benefits accruing to DGI in connection with its relationship with the DGI Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DGI’s compensation for investment advisory services is consistent with the best interests of the DGI Fund and its shareholders.

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Liquidity Risk Management Program

April 30, 2022 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 8, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2022	35

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-344-3863.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co- Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2022	37

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2022 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

38	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which any Trustee serves as trustee for and for which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

Annual Report | April 30, 2022	39

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

40	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2022	41

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

42	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Page Intentionally Left Blank

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

ANNUAL REPORT

April 30, 2022

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD FINANCE & BANKING INNOVATION FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

Manager Commentary
Emerald Growth Fund	1
Emerald Insights Fund	6
Emerald Finance & Banking Innovation Fund	11
Disclosure of Fund Expenses	17
Schedule of Investments
Emerald Growth Fund	19
Emerald Insights Fund	21
Emerald Finance & Banking Innovation Fund	23
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets
Emerald Growth Fund	27
Emerald Insights Fund	29
Emerald Finance & Banking Innovation Fund	31
Financial Highlights
Emerald Growth Fund	33
Emerald Insights Fund	37
Emerald Finance & Banking Innovation Fund	41
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	53
Additional Information	54
Disclosure Regarding Approval of Fund Advisory Agreement	55
Liquidity Risk Management Program	57
Trustees and Officers	58
Privacy Policy	61

Emerald Growth Fund	Manager Commentary

April 30, 2022 (Unaudited)

April 30, 2022

Dear Shareholder:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the twelve months ended April 30, 2022, declined by (-23.17%) outpacing the Russell 2000 Growth Index which declined by (-26.44%).

Delta, Omicron, inflation, stagflation, recession and war. The market has had a lot to digest over the course of the last twelve months. Inflation expectations had already been rising, when the Russian invasion of Ukraine added rocket fuel to this already smoldering fire, as new supply constraint concerns exerted further upward pressure on commodity prices. The persistence of these inflationary pressures have raised concerns that the Federal Reserve in its efforts to stifle inflation will push the economy into recession. Collectively these factors have driven an acceleration in outflows from the equity market since the start of calendar 2022 and continued downward pressure on all of the broad market indices. Small capitalization stocks have absorbed the brunt of the selling pressure with the Russell 2000 falling by (-16.87%), and lagging the Russell 1000 which declined by a more modest (-2.10%).

Performance within the Russell 2000 Growth benchmark has been particularly challenged on both an absolute and relative basis declining by (-26.44%) over trailing period and substantially underperforming the (-5.35%) experienced by the Russell 1000 Growth, over the same period. The magnitude of the underperformance is noteworthy relative to history given the resiliency in forward earnings estimates, and has resulted in both absolute and relative valuation metrics compressing to levels not witnessed in recent history.

Investment Analysis

On a relative basis, the Emerald Growth Fund outpaced the Russell 2000 Growth benchmark for the trailing period driven by a combination of stock selection and allocation effect. At the sector level, the portfolio experienced relative outperformance within the healthcare, technology, basic materials, real estate and telecommunications sectors which more than offset relative underperformance within the consumer staples and financial services sectors.

The healthcare sector was the largest positive contributor to return driven by the portfolio’s relative underweight position and stock selection within the biotechnology, healthcare services and medical equipment industries. Holdings within the technology sector also contributed positively to performance, driven by stock selection within the software, computer services and computer hardware industries.

Partially offsetting the aforementioned positive contributors to performance was the relative underperformance within the consumer staples and financial services sectors. Amongst these, the financial services sector was the largest detractor to return driven by challenging relative performance within the bank, investment services and full line insurance industries resulting from a combination of macroeconomic factors including surging yields and rising recession fears as well and company specific headwinds. Emerald has been selectively reducing its exposure to the banking industry but has maintained the portfolio’s relative overweight position.

As of April 30, 2022, the portfolio held the largest active exposures in the financial services and consumer discretionary sectors. Thoughts on those sectors and other notable areas of exposure are highlighted below.

•	The financial services sector, comprised of holdings within the bank, full line insurance, investment services, and property and casualty insurance industries, remained the portfolio’s largest relative overweight position. Although we remain constructive on the opportunity for loan growth and increased new loan yields, Emerald has been selectively reducing exposure to the banking industry, given continued volatility in rates.

•	Emerald also held an overweight position within the consumer discretionary sector. Positioning within the sector is tilted toward the service oriented industries including recreational services, restaurants, casinos and gambling industries, among others as we believe normalization of consumer spending post-COVID should continue to benefit the services components of the economy where the recovery has lagged. While the market has become increasingly concerned with the outlook for consumer spending given the step up in inflationary pressures, we continue to believe the consumer in aggregate remains healthy, and continue to see select opportunities for those companies offering differentiated products and services the ability to gain market share.

•	As it relates to the technology sector, the portfolio exited the period with technology sector positioning largely in-line with the benchmark. Within the technology sector, while the semiconductor and software industries continue to represent the portfolio’s largest industry exposures, Emerald has selectively been reducing exposure to the more cyclical aspects of the semiconductor industry. As we look into the remainder of 2022, we continue to believe that the digital transformation of the enterprise that began in earnest during the global pandemic will remain a key driver of investment in ecommerce, digital forms of entertainment, the enterprise technology

Annual Report | April 30, 2022	1

Emerald Growth Fund	Manager Commentary

April 30, 2022 (Unaudited)

infrastructure, cybersecurity and cloud-related software opportunities. We also see select opportunities within the semiconductor and semiconductor capital equipment industries in those companies exposed to the growth in semiconductor capacity, new form factors and designs, the deployment of 5G broadband services, the server upgrade cycle, the automotive recovery, the transition to electric vehicles, growing penetration of advanced driver assistance systems, and data center.

•	The healthcare sector, while underweight relative to the benchmark, also remains an area of considerable nominal exposure within the portfolio. The portfolio’s underweight to the healthcare sector is driven largely by the portfolio’s relative underweight position to the biotechnology, healthcare services and facilities industries. With respect to the biotechnology industry, while the worst of the valuation compression is likely behind the industry, Emerald continues to believe that many of the headwinds that weighed on performance throughout 2021, are poised to continue to gate relative performance. Specifically we believe the FDA’s less accommodative stance to trial design and drug approvals is likely to remain a headwind, as will the significant number of capital raises which we expect to be forthcoming given the depletion in cash balances. Emerald has maintained its underweight position to the biotechnology industry. That being said, we continue to identify selective opportunities within the pharmaceutical and medical equipment industries and have been building exposure to those areas of the healthcare sector.

Market Outlook

As we look forward, the equity market selling pressure has unfortunately continued into May, with the Russell 2000 Index now down approximately (-27.5%) from the November 8, 2021 Index peak through May 10, 2021. Declines of this magnitude have been largely associated with recessionary periods, with the average peak-to-trough decline around a recession approximating (-36%) since 1953, and approximately (-40%) since 1980, according to May 10, 2022 report from Jill Carey Hall, Equity & Quant Strategist at B of A Securities. This implies the market has already embedded a high probability of a recession into the current valuation of the Russell 2000. Absolute valuations for the Russell 2000 are now trading at a discount vs. their historical average when looking at trailing P/E, forward P/E, and P/E to growth. On a relative basis, valuations are similarly looking increasingly attractive. Based on the same report from Jill Carey Hall cited above, the Russell 2000 is currently trading at more than a 30% discount to its long-term average to the Russell 1000, on a trailing P/E, forward P/E, and Price/Book basis.

Despite this valuation compression, earnings growth for small capitalization stocks has been resilient to date, and we believe will continue to demonstrate relative strength. Small capitalization earnings growth in 2022 is currently forecasted at approximately (+14.8%), and while this is a slight downtick from the (+15.6%) expected at the end of the first quarter, small caps are still expected to substantially outpace the growth projected for mid-cap (+12.1%) and large capitalization (+11.1%) stocks, according to a May 3, 2022 report from Steve DeSanctis of Jefferies. Although we acknowledge that the mounting inflationary pressures and decelerating economic growth could lead to negative revisions in the near-term, we continue to expect small capitalization earnings to remain less impacted than their larger capitalization peers. We believe this is especially true in light of recent geopolitical events, the impact of China’s zero-COVID policy on China’s GDP growth and their implications to global growth. According to a recent report from Jill Carey Hall of BofA Securities, only 20% of sales within the Russell 2000 are derived from overseas, which compares favorably to the approximate 28% exposure for the S&P 500. In addition, according to the same report small capitalization stocks are more exposed to services over goods spending and in that way is more closely aligned to the US economy, which we expect will demonstrate relative resiliency.

While the risks to this outlook are numerous, the pace and path of monetary policy is likely the most meaningful risk to market returns in the near-term. We believe the volatility that we are seeing to start the year likely persists in the near-term as the market navigates the path of monetary policy adjustments and assesses incoming data on inflation and economic growth. Over and above the aforementioned, there appears to be no near-term resolution to the Russia/Ukraine conflict. U.S. /China tensions look to be rising and it now feels that the more benign geopolitical landscape that we have become accustomed to is behind us.

Most importantly, Emerald remains vigilant and focused on utilizing our fundamental bottom up research process to identify the most attractive growth opportunities within the small capitalization universe.

Top Contributors	Top Detractors
SailPoint Technologies Holdings Inc.	NeoGenomics Inc.
Perficient Inc.	Freshpet Inc.
Dick’s Sporting Goods Inc.	Chegg Inc.
Rapid7 Inc.	Replimune Group Inc.
Simply Good Foods Inc.	Organogenesis Holdings Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2022 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2022	3

Emerald Growth Fund	Manager Commentary

April 30, 2022 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Chart Industries, Inc.	2.66%
Simply Good Foods Co.	2.53%
Rapid7, Inc.	2.47%
Churchill Downs, Inc.	2.22%
Sailpoint Technologies Holdings, Inc.	2.15%
SeaWorld Entertainment, Inc.	2.10%
Freshpet, Inc.	1.94%
Perficient, Inc.	1.91%
TriNet Group, Inc.	1.84%
Varonis Systems, Inc.	1.82%
Top Ten Holdings	21.64%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Health Care	20.01%
Technology	20.01%
Consumer Discretionary	17.88%
Industrials	14.42%
Financials	12.41%
Consumer Staples	4.48%
Energy	2.83%
Basic Materials	2.49%
Telecommunications	0.90%
Real Estate	0.77%
Utilities	0.62%
Producer Durables	0.14%
Cash, Cash Equivalents, & Other Net Assets	3.04%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2022)

	1 Year*	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	-23.17%	5.70%	9.46%	11.08%	10.81%	1.01%	1.01%
Class A (LOAD)	-26.82%	3.99%	8.40%	10.54%	10.63%	1.01%	1.01%
Russell 2000® Growth Index(3)	-26.44%	4.14%	7.08%	9.95%	7.98%
Class C (NAV)	-23.69%	5.00%	8.75%	10.36%	6.43%	1.66%	1.66%
Class C (LOAD)	-24.29%	5.00%	8.75%	10.36%	6.43%	1.66%	1.66%
Russell 2000® Growth Index(3)	-26.44%	4.14%	7.08%	9.95%	7.98%
Investor Class	-23.20%	5.65%	9.42%	11.04%	10.27%	1.06%	1.06%
Russell 2000® Growth Index(3)	-26.44%	4.14%	7.08%	9.95%	7.98%
Institutional Class	-22.92%	6.03%	9.81%	11.43%	13.25%	0.71%	0.71%
Russell 2000® Growth Index(3)	-26.44%	4.14%	7.08%	9.95%	7.98%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2022 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2022)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2022	5

Emerald Insights Fund	Manager Commentary

April 30, 2022 (Unaudited)

April 30, 2022

Dear Shareholder:

Investment Results

The performance of the Emerald Insights Fund Class A Shares (without the sales load) for the year ended April 30, 2022 reflected a return of -12.78%, trailing the Russell 3000 Growth Index benchmark return of -6.83% by 595 basis points. Performance was driven by strength in Energy offset by weakness in Healthcare, Industrials, Financials, and Technology.

Investment Analysis

Pressure on growth stocks, particularly small cap, dominated markets throughout the reporting period ended April 30, 2022. Valuations for smaller, fast-growing companies contracted in the first half of our reporting period and that contraction in small-cap growth accelerated during the second half as COVID lockdowns reappeared and fears of a possible recession began to mount. In the past six months, continued volatility and market uncertainty drove valuations, and stock prices, down across the market-cap spectrum, affecting previously resilient asset classes and sectors such as mega-cap stocks, software, and crypto/blockchain-exposed stocks which had been resilient for the majority of the reporting period.

Since the inception of the Insights Fund, we have employed our “Dynamic Barbell” approach to portfolio construction which gives us the ability to adjust to a changing market environment while remaining consistent with our core strategy. For the past two years, we have utilized the barbell based on the assumptions that inflation would be higher and more durable than initial expectations, COVID would be largely transitory and the economy would re-open with velocity, interest rates would necessarily rise, and the IPO market would be active. Accordingly, during the beginning of our reporting period, the portfolio was biased towards small-cap and had increased exposure to cyclicals, reopening plays, and energy. As the period progressed, we reduced exposure to non-earners and increased our weighted average market cap while remaining true to our growth style. It is always difficult to overcome market upheaval late in a reporting period, and even with our dynamic approach, we are fundamentally long-term investors. Our strategy outperformed the index for the first calendar quarter of 2022, but the significant market reversal during April erased those gains.

While we must acknowledge the underperformance for the year ended April 30, 2022, we are encouraged that our dynamic barbell strategy is proving effective, as evidenced by our three-year track record of outperformance (+18.76% annual total return vs. Russell 3000 Growth annual total return of +15.84%).

Market Outlook

We are steadfast believers that earnings growth drives stock prices over the longer term, and the Insights Fund portfolio is expected to show earnings growth above the benchmark, while currently trading at a valuation discount – normally a good set up assuming earnings deliver as expected.

While our opinion may be viewed as contrarian by some, we believe earnings and economic growth will remain positive, at least for the foreseeable future, despite the myriad of challenges facing the economy and markets. Valuation compression has been more of an issue than fundamentals and if the Fed is successful in reigning in GDP to a more sustainable level, inflation should moderate. The pressing issues regarding semiconductor availability and supply chain logistics should begin to moderate in the second half of calendar 2022, yielding an improving earnings backdrop for small caps, cyclicals and industrials. Accordingly, we have aligned Insights with these growth expectations, being overweight cyclicals such as Energy and energy-related industrials. We are also overweight small caps given that segment’s higher expected earnings growth, as well as the recognition that there is a significant disparity between small cap and large/mega cap relative valuations, a precursor which historically portends to better future performance for that asset class.

Beyond cyclicals and small caps, the Insights Fund currently includes reopening-oriented stocks given our belief that 2022 will be a year of consumers transitioning from buying goods to buying experiences and services. We had reduced our weighting in some of these names midway through the first calendar quarter given the spike in oil prices and the concerns of an oil-induced recession, but returned to earlier weights at the end of the period due to the meaningful pullback in some of these securities. We also added to positions within the defense and energy-oriented industries that can benefit from the current conflict in the Ukraine and that conflict’s many unintended consequences.

As mentioned previously, we have maintained that inflation would be higher and more durable than the Fed’s initial expectations. The war in Ukraine served to reinforce our inflation concerns as energy, food and other goods and service prices spiked. The Fed is now in the unenviable position of battling inflation while not pushing the economy into recession. It now appears that inflation may be peaking for some goods-oriented categories, but inflation related to wages and shelter both lag and have likely not come near a peak, and thus will be problematic for months to come. We believe our positioning in cyclicals, small caps, service-oriented names, price leaders and lower relative P/E technology names should mitigate at least some of the risk of inflation in the Fund. We have been underweighted some of the highest value technology and software names

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2022 (Unaudited)

given concerns expressed above about P/E multiple contraction and have been adding to our healthcare exposure given that sector’s pricing power and relative immunity from economic cycles.

We believe overall market risk has risen this year with inflation increasing, war in Ukraine escalating, Fed tightening, COVID resurfacing, and supply chain challenges. Risk notwithstanding, our tried and true “dynamic barbell” strategy allows us to position the portfolio to find growth opportunities where many other managers feel compelled to “pick a side.” We will face many challenges this year including the volatility driven by mid-term elections, however, we are steadfast believers that the market will move with earnings growth which we expect to be positive throughout 2022.

Top Contributors	Top Detractors
Apple Inc.	Amazon.com, Inc.
Cheniere Energy, Inc.	Chegg, Inc.
TETRA Technologies, Inc.	Meta Platforms Inc. Class A
Microsoft Corporation	Scotts Miracle-Gro Company Class A
Diamondback Energy, Inc.	Generac Holdings Inc.
NVIDIA Corporation	Stronghold Digital Mining, Inc. Class A
Antero Resources Corporation	VOYAGER DIGITAL LTD
SeaWorld Entertainment, Inc.	Voyager Digital Ltd.
Dick's Sporting Goods, Inc.	PayPal Holdings, Inc.
Pure Storage, Inc. Class A	Reata Pharmaceuticals, Inc. Class A

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Annual Report | April 30, 2022	7

Emerald Insights Fund	Manager Commentary

April 30, 2022 (Unaudited)

*	P/E Ratio: The Price/Earnings (P/E) ratio is a valuation metric that assesses how many dollars investors are willing to pay for one dollar of a company’s earnings. It is calculated by dividing a stock’s price by the company’s trailing 12-month earnings per share from continuous operations.

Price/Book Ratio: The price/book (P/B) ratio of a fund is the weighted average of the price/book ratios of all the stocks in a fund's portfolio. Book value is the total assets of a company, less total liabilities (sometimes referred to as carrying value). A company's book value is calculated by dividing the market price of its outstanding stock by the company's book value, and then adjusting for the number of shares outstanding (Stocks with negative book values are excluded from this calculation.).

Price-to-Sales Ratio: The price-to-sales (P/S) ratio is a valuation metric that compares a company’s stock price to its revenues. It is an indicator of the value that financial markets have placed on each dollar of a company’s sales or revenues. The ratio shows how much investors are willing to pay per dollar of sales. It can be calculated either by dividing the company’s market capitalization by its total sales over a designated period or on a per-share basis by dividing the stock price by sales per share.

Price-to-Cash Flow Ratio: The price-to-cash flow (P/CF) ratio is a stock valuation indicator or multiple that measures the value of a stock’s price relative to its operating cash flow per share. The ratio uses operating cash flow (OCF), which adds back non-cash expenses such as depreciation and amortization to net income.

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2022 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Apple, Inc.	9.64%
Microsoft Corp.	8.49%
Alphabet, Inc.	4.32%
Amazon.com, Inc.	4.05%
NVIDIA Corp.	3.91%
Meta Platforms, Inc.	3.00%
Chart Industries, Inc.	2.86%
Visa, Inc.	2.13%
SeaWorld Entertainment, Inc.	2.12%
Horizon Therapeutics PLC	1.98%
Top Ten Holdings	42.50%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	39.43%
Consumer Discretionary	22.02%
Industrials	16.48%
Health Care	7.83%
Energy	5.88%
Financials	3.82%
Basic Materials	1.90%
Consumer Staples	0.72%
Cash, Cash Equivalents, & Other Net Assets	1.92%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2022)

	1 Year*	3 Year	5 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	-12.78%	18.76%	16.64%	12.24%	1.93%	1.36%
Class A (LOAD)	-16.93%	16.87%	15.50%	11.53%	1.93%	1.36%
Russell 3000® Growth Index(3)	-6.83%	15.84%	16.58%	14.87%
Class C (NAV)	-13.32%	18.02%	15.88%	11.49%	2.58%	2.01%
Class C (LOAD)	-14.06%	18.02%	15.88%	11.49%	2.58%	2.01%
Russell 3000® Growth Index(3)	-6.83%	15.84%	16.58%	14.87%
Investor Class	-12.80%	18.74%	16.61%	12.17%	1.99%	1.41%
Russell 3000® Growth Index(3)	-6.83%	15.84%	16.58%	14.87%
Institutional Class	-12.51%	19.14%	16.98%	12.56%	1.62%	1.06%
Russell 3000® Growth Index(3)	-6.83%	15.84%	16.58%	14.87%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2022	9

Emerald Insights Fund	Manager Commentary

April 30, 2022 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2021)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

10	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2022 (Unaudited)

April 30, 2022

Dear Shareholder:

Investment Results

The Emerald Bank & Finance Fund Class A shares (without sales load) underperformed the Russell 2000 Index1 for the twelve months ended April 30, 2022, returning (-30.57%) vs. (-16.87%) for the Index. During the twelve months ended April 30, 2022, the Russell 2000 Financial Services Index2 returned (-10.07%).

Investment Analysis

The most recent performance of the Emerald Finance and Banking Innovation Fund has not met our expectations despite our belief that we are properly positioned for a rising rate environment and what we believe is a “digital revolution” that will change how the banking and financial services industries operate.

From a top down view, we believe the underperformance in the Emerald Finance & Banking Innovation Fund has been driven by three broader themes. The first theme being the “risk off” trade. We believe that stocks in the digital asset space have been sold in lock step with all risk off assets. Many of these stocks are not in traditional “benchmarks” for institutional investors and thus are the first risk off assets sold and, as such, may have in some cases sold to a greater degree. The second theme has been the shift to valuing banks on TBV (Tangible Book Value) rather than PE (Price to Earnings) multiples. Multiples of TBV that investors are willing to pay for banks have been cut in half as “true” forward TBVs are being questioned. As the Fund is typically invested in growth oriented banks with higher multiples on TBV (because they grow TBV faster than their larger peers do), our banks have underperformed the bank industry. Finally, we believe the lack of both institutional investment and sell side research coverage in the digital asset ecosystem creates more volatility in the space.

Volatility in equities of companies participating in the digital asset ecosystem is nothing new as many investors invest in these equities as a “proxy” for Bitcoin despite the fact that most of these companies generate earnings that are not “linked” to the valuation of Bitcoin. Elevated correlations between Bitcoin and equities have been topical for some time now. The rolling 90-day correlation between bitcoin and the Nasdaq Composite, having meandered about zero for most of Bitcoin’s existence, has been persistently positive since March 2020 and most recently broke 0.6. Because of these elevated correlations, some investors have taken to assuming that equity returns will determine bitcoin returns or vice versa (we would note that the Fund does not own Bitcoin or any other digital currency).

Despite the recent poor performance of stocks in the digital ecosystem, we continue to see further adoption of distributed ledger technology often referred to as “blockchain.” According to Visa in its Q1’22 quarterly report, customers made payments worth $2.5 billion with crypto-linked cards in the first fiscal quarter of 2022, which counts for 70% of the company’s crypto volume for all previous fiscal year.

Visa has also announced the company’s network of crypto wallet partners will reach 65 and will include names such as Coinbase, Circle, and BlockFi. Moreover, Visa counts for over 100 million merchants worldwide that now accept cryptocurrency as an APM (alternative payment method), which proves Visa is constantly updating its policy according to the market trends and customers’ needs. While crypto-linked card usage reached $1 billion by June 2021, Visa mentions the volume payments aren’t concentrated in a specific merchant vertical, as clients use altcoins to pay for everything, including restaurants, travel, and retail goods and services.

As we will always emphasis, the adoption of distributed ledger technology, including nonfungible tokens and digital assets the adoption is simply about software and making transaction involving any type of asset, property or information frictionless, trusted, irreversible and trackable.

Market Outlook

Over the last year, loan growth has returned to the market and while not at pre pandemic levels bank loan growth continues to trend higher year-over-year. According to S&P Global, loan growth in the first quarter of 2022 was broad based, spanning commercial and consumer categories. After seasonal adjustments, commercial and Industrial (C&I) loans increased 1% from December 29, 2021 to $2.512 trillion at March 30, 2022, according to weekly data from the Federal Reserve. Consumer loans, excluding mortgages, were up 5% to $1.732 trillion. The first quarter is usually slow for consumer lending, and without seasonal adjustments, consumer loans were up 0.8%. Overall, seasonally adjusted loans grew 2% from December 29 to $10.961 trillion at March 30, or 1.1% without seasonal adjustments. Since the end of March as the market began to wrestle with 8%+ inflation, rising interest rates and the fear of a potential recession if the Fed “overshoots” in their attempt to quell inflation, loan growth has slowed but we will look at the glass as half-full given that we are still seeing loan growth in the market.

Additionally, we are experiencing reduced deposit growth rates over the period. Granted, the deposit growth rate reductions are coming on the tail end of unprecedented deposit growth, which we have discussed in previous commentaries. Seasonally adjusted deposits increased 0.7% from December 29, 2021 to $18.112 trillion at March 30, 2022, compared with a 2.2% increase from September 29 to December 29. Interestingly, large

Annual Report | April 30, 2022	11

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2022 (Unaudited)

time deposits, which have fallen since early 2020, increased 2.2% from December 29 to $1.454 trillion at March 30. Industrywide, low rates and a flood of cash have reshaped banks’ deposit holdings, with transaction accounts making up 69.6% of the $5.372 trillion growth in deposits between the second quarter of 2019 and the fourth quarter of 2021, while pricier time deposits fell, according to S&P Global.

We believe banks looking to deploy enormous stockpiles of idle liquidity will compete aggressively for borrowers, but loan yields will still be considerably more sensitive to short-term interest rate increases than deposit prices, helping net interest margins recover off record lows.

The Fed began raising short term rates in March and is expected to continue tightening monetary policy through further rate increases and by shrinking its nearly $9 trillion balance sheet. S&P Global Market Intelligence projects loans to grow 6.75% from year-ago levels in 2022, but that growth will not be great enough to put the trillions in excess cash sitting on bank balance sheets to work.

Historically, a rising rate environment have been a positive scenario for bank net interest margins. The industrywide yield on loans and leases made a relatively steady ascent across the gradual series of rate hikes that took place from late 2015 through late 2018, rising from 4.59% in the third quarter of 2015 to 5.51% during the second quarter of 2019, according to data from S&P Global Market Intelligence. That meant that loan yields rose about 92 basis points across an increase of 226 basis points in fed funds, resulting in a beta of 40.9%. Meanwhile, the cost of deposits rose 65 basis points over the same time to 90 basis points, for a beta of 28.9%.

The data fits a historical pattern, where bank net interest margins have typically expanded when short-term interest rates are rising and declined when they are falling. In fact, there were just two exceptions across 10 tightening or easing cycles since the 1980s, according to researchers at the Federal Deposit Insurance Corp.

We believe loan yields should once again prove to be more sensitive to interest rates than deposit prices during the current tightening cycle, helping to undo some of the damage to net interest margins during the pandemic.

According to S&P Global, as interest rates plunged over the last few years, loan yields and deposit costs fell in tandem, with a sharper drop for loans. The industrywide yield on loans and leases tumbled 118 basis points from the second quarter of 2019, just before the most recent easing cycle began, to 4.34% in the fourth quarter of 2021. Over the same time, deposit prices fell 78 basis points to 0.11%.

For individual banks, we believe loan betas will be heavily influenced by portfolio composition, with commercial and industrial (C&I) loans tending to have loans yields that move first given their floating rate structures. Given our focus on growth oriented banks that tend to have higher C&I loan concentrations we believe our portfolio is positioned well to benefit from an increasing interest rate environment.

We believe the Emerald 10 Step Research Process has led us to be “early” in recognizing the adoption of distributed ledger technology by the banking and financial services industry and with that will come volatility. We also remain confident on our focus on this new software and its adoption because of our fundamental research process. We remain confident that the portfolio’s positioning can benefit from the inefficiencies in the sell-side research coverage of the community banking, financial tech and financial services markets as they are transformed by distributed ledger technology.

Top Contributors	Top Detractors
SUPPORT.COM INC (SPRT)	VOYAGER DIGITAL LTD (VYGVF)
LENDINGCLUB CORP (LC)	GALAXY DIGITAL HOLDINGS LTD (GLXY CN)
FINWISE BANCORP (FINW)	RIOT BLOCKCHAIN INC (RIOT)
SILVERGATE CAPITAL CORPORATION (SI)	STRONGHOLD DIGITAL MINING (SDIG)
GRAYSCALE ETHEREUM TRUST (ETHE)	GREENRIDGE GENERATION HLDG INC (GREE)
METROPOLITAN BANK HOLDING CO (MCB)	CORE SCIENTIFIC INC (CORZ)
THE BANCORP INC (TBBK)	MARATHON DIGITAL HOLDINGS INC (MARA)
INNOVATIVE INDUSTRIAL PROPER (IIPR)	SOFI TECHNOLOGIES (SOFI)
SERVISFIRST BANCSHARES INC (SFBS)	VOYAGER DIGITAL LTD (VOYG)
CUSTOMERS BANCORP INC (CUBI)	ISW HOLDINGS INC (ISWH)

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

12	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2022 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Finance & Banking Innovation Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2022	13

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2022 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Finwise Bancorp	4.73%
Silvergate Capital Corp.	4.73%
Bancorp, Inc.	4.69%
Customers Bancorp, Inc.	4.60%
Coastal Financial Corp.	4.58%
Triumph Bancorp, Inc.	4.40%
Signature Bank	4.33%
Metropolitan Bank Holding Corp.	3.58%
ECN Capital Corp.	3.50%
Western Alliance Bancorp	3.35%
Top Ten Holdings	42.49%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks	60.67%
Investment Services	8.64%
Consumer Lending	7.24%
Open End And Misc Investment Vehicles	4.06%
Transaction Processing Services	3.17%
Computer Services	2.90%
Infrastructure Reits	2.74%
Full Line Insurance	2.27%
Closed End Investments	1.87%
Financial Data Providers	1.18%
Property And Casualty Insurance	0.84%
General Mining	0.38%
Computers	0.19%
Insurance: Multi-Line	0.11%
Cash, Cash Equivalents, & Other Net Assets	3.74%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2022)

	1 Year*	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	-30.57%	3.05%	2.12%	10.54%	8.02%	1.59%	1.59%
Class A (LOAD)	-33.87%	1.39%	1.12%	10.00%	7.81%	1.59%	1.59%
Russell 2000® Index(3)	-16.87%	6.73%	7.24%	10.06%	8.04%
Russell 2000® Financial Services Index(4)	-10.07%	4.65%	4.80%	9.93%	8.10%
Class C (NAV)	-31.05%	2.36%	1.45%	9.82%	7.84%	2.24%	2.24%
Class C (LOAD)	-31.65%	2.36%	1.45%	9.82%	7.84%	2.24%	2.24%
Russell 2000® Index(3)	-16.87%	6.73%	7.24%	10.06%	8.04%
Russell 2000® Financial Services Index(4)	-10.07%	4.65%	4.80%	9.93%	8.10%
Investor Class	-30.59%	3.01%	2.11%	10.54%	9.42%	1.63%	1.63%
Russell 2000® Index(3)	-16.87%	6.73%	7.24%	10.06%	8.04%
Russell 2000® Financial Services Index(4)	-10.07%	4.65%	4.80%	9.93%	8.10%
Institutional Class	-30.32%	3.41%	2.48%	10.92%	10.86%	1.28%	1.28%
Russell 2000® Index(3)	-16.87%	6.73%	7.24%	10.06%	8.04%
Russell 2000® Financial Services Index(4)	-10.07%	4.65%	4.80%	9.93%	8.10%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any

14	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2022 (Unaudited)

such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2022	15

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2022 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2022)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

16	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2021 through April 30, 2022.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Expense Ratio(a)	Expense Paid During Period 11/01/21 - 4/30/22(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$759.90	1.06%	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	1.06%	$5.31
Class C
Actual	$1,000.00	$757.20	1.71%	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	1.71%	$8.55
Institutional Class
Actual	$1,000.00	$761.10	0.75%	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
Investor Class
Actual	$1,000.00	$759.80	1.11%	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	1.11%	$5.56

Annual Report | April 30, 2022	17

Emerald Funds	Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Expense Ratio(a)	Expense Paid During Period 11/01/21 - 4/30/22(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$798.30	1.35%	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$795.70	2.00%	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$799.50	1.05%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26
Investor Class
Actual	$1,000.00	$798.40	1.40%	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00

Emerald Finance & Banking Innovation Fund
Class A
Actual	$1,000.00	$566.20	1.48%	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	1.48%	$7.40
Class C
Actual	$1,000.00	$564.20	2.07%	$8.03
Hypothetical (5% return before expenses)	$1,000.00	$1,014.53	2.07%	$10.34
Institutional Class
Actual	$1,000.00	$567.30	1.14%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.14%	$5.71
Investor Class
Actual	$1,000.00	$566.10	1.74%	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	1.74%	$8.70

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

18	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
April 30, 2022

Shares		Value (Note 2)
COMMON STOCKS: 96.96%
Basic Materials: 2.49%
329,197	Avient Corp.	$16,209,660
188,835	Carpenter Technology Corp.	7,209,721
		23,419,381

Consumer Discretionary: 17.88%
402,502	Arhaus, Inc.(a)	2,885,939
177,959	BJ's Restaurants, Inc.(a)	4,945,481
102,774	Churchill Downs, Inc.	20,856,956
223,194	Chuy's Holdings, Inc.(a)	5,582,082
154,762	Cinemark Holdings, Inc.(a)	2,454,525
877,715	Everi Holdings, Inc.(a)	15,237,132
50,930	Five Below, Inc.(a)	8,001,103
183,497	Jack in the Box, Inc.	15,186,212
85,965	Lindblad Expeditions Holdings, Inc.(a)	1,316,124
332,603	National Vision Holdings, Inc.(a)	12,522,503
512,249	Noodles & Co.(a)	2,853,227
329,597	Petco Health & Wellness Company(a)	6,348,038
157,528	Planet Fitness, Inc., Class A(a)	12,606,966
804,879	PlayAGS, Inc.(a)	5,312,201
105,793	Portillo's, Inc.(a)	2,203,668
292,924	SeaWorld Entertainment, Inc.(a)	19,754,795
265,152	Sun Country Airlines Holdings, Inc.(a)	7,294,331
339,898	Tilly's, Inc., Class A	2,997,900
117,943	Visteon Corp.(a)	12,349,812
149,795	YETI Holdings, Inc.(a)	7,320,482
		168,029,477

Consumer Staples: 4.48%
194,933	Freshpet, Inc.(a)	18,196,996
571,169	Simply Good Foods Co.(a)	23,789,189
49,273	Zevia PBC, Class A(a)	169,499
		42,155,684

Energy: 2.83%
84,146	Ameresco, Inc., Class A(a)	4,244,324
137,333	Cactus, Inc.	6,857,037
177,701	Excelerate Energy, Inc.(a)	4,799,704
179,596	Matador Resources Co.	8,767,877
513,997	TETRA Technologies, Inc.(a)	1,891,509
		26,560,451

Financial Services: 12.41%
592,679	BRP Group, Inc., Class A(a)	13,702,738
182,527	Customers Bancorp, Inc.(a)	7,678,911
73,689	Enterprise Financial Services Corp.	3,254,843
124,977	First Foundation, Inc.	2,776,989
101,248	Houlihan Lokey, Inc.	8,432,946
198,310	Live Oak Bancshares, Inc.	8,394,462
60,210	Metropolitan Bank Holding Corp.(a)	5,361,700
153,281	Mid Penn Bancorp, Inc.	3,959,248
347,535	Moelis & Co., Class A	15,381,899
59,756	OceanFirst Financial Corp.	1,119,230
Shares		Value (Note 2)
Financial Services (continued)
498,091	Pacific Premier Bancorp, Inc.	$15,620,134
217,213	Palomar Holdings, Inc.(a)	11,827,248
65,527	Silvergate Capital Corp., Class A(a)	7,664,038
15,982	South State Corp.	1,237,646
262,123	Trinity Capital, Inc.	4,406,288
84,402	Triumph Bancorp, Inc.(a)	5,860,875
		116,679,195

Health Care: 20.01%
324,026	ACADIA Pharmaceuticals, Inc.(a)	5,975,039
463,621	Alkermes PLC(a)	13,375,466
173,047	ANI Pharmaceuticals, Inc.(a)	5,106,617
112,158	Arvinas, Inc.(a)	6,165,325
181,964	AtriCure, Inc.(a)	9,449,391
132,068	Biohaven Pharmaceutical Holding Co., Ltd.(a)	11,776,504
338,697	Collegium Pharmaceutical, Inc.(a)	5,453,022
115,794	Cutera, Inc.(a)	6,288,772
689,052	DocGo, Inc.(a)	4,837,145
828,919	Gossamer Bio, Inc.(a)	5,727,830
111,070	Haemonetics Corp.(a)	5,627,917
258,265	Imago Biosciences, Inc.(a)	4,222,633
120,653	Integer Holdings Corp.(a)	9,069,486
109,084	Karuna Therapeutics, Inc.(a)	12,158,503
30,880	Lantheus Holdings, Inc.(a)	2,050,741
1,923,662	MannKind Corp.(a)	6,021,062
237,409	Merit Medical Systems, Inc.(a)	14,721,732
361,587	NeoGenomics, Inc.(a)	3,416,997
151,623	Pacira BioSciences, Inc.(a)	11,306,527
126,505	Reata Pharmaceuticals, Inc., Class A(a)	3,210,697
508,167	Replimune Group, Inc.(a)	8,521,961
376,035	SeaSpine Holdings Corp.(a)	3,500,886
423,827	Thorne HealthTech, Inc.(a)	2,839,641
158,166	TransMedics Group, Inc.(a)	3,315,159
362,429	Treace Medical Concepts, Inc.(a)	7,103,608
12,393	Ultragenyx Pharmaceutical, Inc.(a)	876,061
90,036	United Therapeutics Corp.(a)	15,986,792
		188,105,514

Industrials: 14.42%
13,740	Altra Industrial Motion Corp.	535,860
236,414	Babcock & Wilcox Enterprises, Inc.(a)	1,775,469
148,127	Chart Industries, Inc.(a)	25,006,800
32,863	FARO Technologies, Inc.(a)	1,126,872
482,792	First Advantage Corp.(a)	8,381,269
93,759	Forward Air Corp.	9,091,810
28,890	H&E Equipment Services, Inc.	1,025,017
265,654	Hayward Holdings, Inc.(a)	4,223,899
59,982	Herc Holdings, Inc.	7,666,899
352,596	HireRight Holdings Corp.(a)	6,096,385
717,496	Kratos Defense & Security Solutions, Inc.(a)	10,884,414

Annual Report | April 30, 2022	19

Emerald Growth Fund	Schedule of Investments
April 30, 2022

Shares		Value (Note 2)
Industrials (continued)
216,538	Montrose Environmental Group, Inc.(a)	$9,824,329
80,307	NV5 Global, Inc.(a)	9,620,779
172,976	Shift4 Payments, Inc.(a)	9,074,321
71,409	Tetra Tech, Inc.	9,945,846
67,979	Trex Co., Inc.(a)	3,955,698
195,198	TriNet Group, Inc.(a)	17,314,063
		135,549,730

Producer Durables: 0.14%
8,554	Allegiant Travel Co.(a)	1,327,495

Real Estate: 0.77%
24,639	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	985,314
66,884	Ryman Hospitality Properties, Inc.(a)	6,252,316
		7,237,630

Technology: 20.01%
40,065	Ambarella, Inc.(a)	3,288,535
144,426	Credo Technology Group Holding, Ltd.(a)	1,594,463
60,703	Diodes, Inc.(a)	4,433,140
67,084	Enfusion, Inc.(a)	856,663
209,454	FormFactor, Inc.(a)	7,982,292
78,215	II-VI, Inc.(a)	4,787,540
81,581	Jamf Holding Corp.(a)	2,512,695
181,863	Lattice Semiconductor Corp.(a)	8,736,698
96,117	LiveRamp Holdings, Inc.(a)	3,010,384
330,409	MACOM Technology Solutions Holdings, Inc.(a)	16,834,339
225,124	MediaAlpha, Inc., Class A(a)	3,318,328
298,242	Model N, Inc.(a)	7,706,573
128,239	Onto Innovation, Inc.(a)	9,122,922
180,383	Perficient, Inc.(a)	17,931,874
346,925	Ping Identity Holding Corp.(a)	9,065,150
243,315	Rapid7, Inc.(a)	23,241,449
317,031	Sailpoint Technologies Holdings, Inc.(a)	20,236,089
99,371	Semtech Corp.(a)	5,922,512
412,619	SkyWater Technology, Inc.(a)	2,525,228
325,070	Super Micro Computer, Inc.(a)	13,685,447
395,438	Varonis Systems, Inc.(a)	17,082,922
423,972	Vivid Seats, Inc.	4,184,604
		188,059,847

Telecommunications: 0.90%
48,099	Cogent Communications Holdings, Inc.	2,813,791
394,738	Viavi Solutions, Inc.(a)	5,660,543
		8,474,334
Shares		Value (Note 2)
Utilities: 0.62%
345,594	Aris Water Solution, Inc.	$5,854,362

	Total Common Stocks
	(Cost $675,503,905)	911,453,100

SHORT-TERM INVESTMENTS: 2.95%
27,704,673	First American Government Obligations Fund 0.220% (12/31/49)	27,704,673

	Total Short-Term Investments
	(Cost $27,704,673)	27,704,673

Total Investments: 99.91%
(Cost $703,208,578)	939,157,773

Other Assets In Excess Of Liabilities: 0.09%	844,382
Net Assets: 100.00%	$940,002,155

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

20	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments
April 30, 2022

Shares		Value (Note 2)
COMMON STOCKS: 98.08%
Basic Materials: 1.90%
4,653	MP Materials Corp.(a)	$177,000
2,083	Scotts Miracle-Gro Co.	216,486
		393,486

Consumer Discretionary: 22.02%
338	Amazon.com, Inc.(a)	840,143
1,183	Churchill Downs, Inc.	240,078
17,629	Cinemark Holdings, Inc.(a)	279,596
216	Costco Wholesale Corp.	114,851
1,743	Dick's Sporting Goods, Inc.	168,060
19,366	Everi Holdings, Inc.(a)	336,194
1,065	Expedia Group, Inc.(a)	186,109
422	Home Depot, Inc.	126,769
1,985	Hyatt Hotels Corp., Class A(a)	188,496
913	NIKE, Inc., Class B	113,851
16,403	Petco Health & Wellness Company(a)	315,922
28,327	PlayAGS, Inc.(a)	186,958
6,528	SeaWorld Entertainment, Inc.(a)	440,248
5,793	Sun Country Airlines Holdings, Inc.(a)	159,365
385	Tesla, Inc.(a)	335,243
5,702	TJX Cos., Inc.	349,418
1,416	Williams-Sonoma, Inc.	184,760
		4,566,061

Consumer Staples: 0.72%
1,546	CVS Health Corp.	148,617

Energy: 5.88%
4,991	Antero Resources Corp.(a)	175,683
2,002	Cheniere Energy, Inc.	271,891
825	Diamondback Energy, Inc.	104,140
3,841	Excelerate Energy, Inc.(a)	103,745
1,364	New Fortress Energy, Inc.	52,896
5,117	Northern Oil and Gas, Inc.	127,823
103,948	TETRA Technologies, Inc.(a)	382,529
		1,218,707

Financial Services: 3.82%
761	Blackstone, Inc., Class A	77,295
471	S&P Global, Inc.	177,331
2,771	Silvergate Capital Corp., Class A(a)	324,096
436	SVB Financial Group(a)	212,611
		791,333

Health Care: 7.83%
1,497	Abbott Laboratories	169,910
9,103	ACADIA Pharmaceuticals, Inc.(a)	167,859
26,177	DocGo, Inc.(a)	183,763
4,172	Horizon Therapeutics PLC(a)	411,192
2,640	Integer Holdings Corp.(a)	198,449
3,677	Reata Pharmaceuticals, Inc., Class A(a)	93,322
Shares		Value (Note 2)
Health Care (continued)
2,246	United Therapeutics Corp.(a)	$398,800
		1,623,295

Industrials: 16.48%
339	Accenture PLC, Class A	101,822
42,416	Babcock & Wilcox Enterprises, Inc.(a)	318,544
3,513	Chart Industries, Inc.(a)	593,065
2,008	Crown Holdings, Inc.	220,960
13,025	First Advantage Corp.(a)	226,114
1,863	Generac Holdings, Inc.(a)	408,705
4,323	GXO Logistics, Inc.(a)	255,878
12,521	Kratos Defense & Security Solutions, Inc.(a)	189,944
2,106	MasTec, Inc.(a)	151,653
621	PayPal Holdings, Inc.(a)	54,605
2,076	Visa, Inc., Class A	442,458
7,873	WillScot Mobile Mini Holdings Corp.(a)	276,342
7,881	ZipRecruiter, Inc., Class A(a)	177,401
		3,417,491

Technology: 39.43%
172	Adobe, Inc.(a)	68,103
392	Alphabet, Inc., Class A(a)	894,618
3,242	Alteryx, Inc., Class A(a)	208,136
12,671	Apple, Inc.	1,997,583
1,409	Crowdstrike Holdings, Inc., Class A(a)	280,053
7,597	Ebix, Inc.	226,391
292	HubSpot, Inc.(a)	110,794
177	Intuit, Inc.	74,119
473	KLA Corp.	151,010
659	Match Group, Inc.(a)	52,160
3,104	Meta Platforms, Inc., Class A(a)	622,259
6,344	Microsoft Corp.	1,760,587
489	Mongodb Inc(a)	173,561
4,368	NVIDIA Corp.	810,133
8,081	Pure Storage, Inc., Class A(a)	236,773
2,228	Teradyne, Inc.	234,965
2,619	Varonis Systems, Inc.(a)	113,141
16,122	Vivid Seats, Inc.	159,124
		8,173,510

	Total Common Stocks
	(Cost $15,808,721)	20,332,500

SHORT-TERM INVESTMENTS: 5.08%
	First American Government Obligations Fund
1,053,295	0.220% (12/31/49)	1,053,295

	Total Short-Term Investments
	(Cost $1,053,295)	1,053,295

Annual Report | April 30, 2022	21

Emerald Insights Fund	Schedule of Investments
April 30, 2022

Value
Shares	(Note 2)
Total Investments: 103.16%
(Cost $16,862,016)	21,385,795

Liabilities In Excess Of Other Assets: (3.16)%	(654,822)
Net Assets: 100.00%	$20,730,973

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Schedule of Investments
April 30, 2022

Shares		Value (Note 2)
COMMON STOCKS: 94.78%
Basic Materials: 0.38%
General Mining: 0.38%
1,316,448	Tokens.com Corp.(a)	$606,488

Financial Services: 85.40%
Banks: 60.67%
62,003	Axos Financial, Inc.(a)	2,348,674
333,322	Bancorp, Inc.(a)	7,563,076
179,974	Coastal Financial Corp.(a)	7,386,133
41,842	Community Heritage Financial, Inc.	1,008,392
176,070	Customers Bancorp, Inc.(a)	7,407,265
495,675	Finwise Bancorp(a)	7,618,525
40,740	First Financial Bankshares, Inc.	1,628,785
80,030	First Foundation, Inc.	1,778,267
26,515	First Republic Bank	3,956,568
107,294	Live Oak Bancshares, Inc.	4,541,755
53	Mechanics Bank/Walnut Creek CA	1,338,250
63,160	Meta Financial Group, Inc.	2,756,934
64,755	Metropolitan Bank Holding Corp.(a)	5,766,433
22,300	MVB Financial Corp.	893,338
73,048	National Bank Holdings Corp.	2,666,982
39,510	New York Community Bancorp, Inc.	365,072
83,280	Pacific Premier Bancorp, Inc.	2,611,661
73,480	Provident Bancorp, Inc.	1,169,802
32,928	ServisFirst Bancshares, Inc.	2,644,777
28,785	Signature Bank	6,973,166
65,100	Silvergate Capital Corp., Class A(a)	7,614,096
10,727	SVB Financial Group(a)	5,230,914
102,000	Triumph Bancorp, Inc.(a)	7,082,880
70,970	Western Alliance Bancorp	5,401,527
		97,753,272

Closed End Investments: 1.68%
107,990	Newtek Business Services Corp.	2,704,070

Consumer Lending: 7.24%
1,216,580	ECN Capital Corp.	5,647,364
350,792	LendingClub Corp.(a)	5,349,578
8,892	OneMain Holdings, Inc.	408,410
20,978	SoFi Technologies, Inc.(a)	128,385
1,750	Upstart Holdings, Inc.(a)	131,285
		11,665,022

Financial Data Providers: 1.18%
772,040	Banxa Holdings, Inc.(a)	1,559,521
25,078	Open Lending Corp., Class A(a)	342,064
		1,901,585

Full Line Insurance: 2.27%
98,840	Eastern Bankshares, Inc.	1,893,775
66,960	Trisura Group, Ltd.(a)	1,759,039
		3,652,814
Shares		Value (Note 2)
Insurance: Multi-Line: 0.11%
3,128	Goosehead Insurance, Inc., Class A	$179,829

Investment Services: 8.64%
37,105	Bakkt Holdings, Inc.(a)	141,741
11,410	Coinbase Global, Inc., Class A(a)	1,286,021
431,020	Galaxy Digital Holdings, Ltd.(a)	4,713,635
1,450	Intercontinental Exchange, Inc.	167,924
191,420	Marathon Digital Holdings, Inc.(a)	2,986,152
3,180	OTC Markets Group, Inc.	175,759
239,130	Riot Blockchain, Inc.(a)	2,424,778
618,737	Voyager Digital, Ltd.(a)	2,029,457
		13,925,467

Open End And Misc Investment Vehicles: 2.77%
328,500	Blue Owl Capital, Inc.	3,919,005
32,300	Trinity Capital, Inc.	542,963
		4,461,968

Property And Casualty Insurance: 0.84%
6,153	Kinsale Capital Group, Inc.	1,364,058

Industrials: 3.17%
Transaction Processing Services: 3.17%
55,020	Nuvei Corp.(a)	3,076,168
2,159	PayPal Holdings, Inc.(a)	189,841
31,736	Shift4 Payments, Inc.(a)	1,664,871
1,810	Square, Inc., Class A(a)	180,167
		5,111,047

Real Estate: 2.74%
Infrastructure Reits: 2.74%
164,638	Power REIT(a)	4,422,160

Technology: 3.09%
Computer Services: 2.90%
788,690	Core Scientific, Inc.(a)	4,661,158

Computers: 0.19%
8,830	NCR Corp.(a)	309,315

	Total Common Stocks
	(Cost $136,190,035)	152,718,253
MUTUAL FUNDS: 1.24%
Financial Services: 1.24%
Closed End Investments: 0.19%
328,609	Millennium Sustainable Ventures Corp.(a)	312,178

Open End And Misc Investment Vehicles: 1.05%
64,070	Grayscale Bitcoin Trust BTC(a)	1,690,167

	Total Mutual Funds
	(Cost $4,564,261)	2,002,345

Annual Report | April 30, 2022	23

Emerald Finance & Banking Innovation Fund	Schedule of Investments
April 30, 2022

Shares		Value (Note 2)
Open End And Misc Investment Vehicles (continued)
RIGHTS: 0.00%
93,600	Terawulf, Inc., Strike Price $0.00, Expiration Date 12/31/2049(b)	$0

	Total Rights
	(Cost $0)	0

WARRANTS: 0.24%
109,500	Blue Owl Capital, Inc., Strike Price $11.50, Expiration Date 12/31/2025	366,825
62,749	Paysafe, Ltd., Strike Price $11.50, Expiration Date 12/31/2028	25,099
		391,924

	Total Warrants
	(Cost $437,497)	391,924

SHORT-TERM INVESTMENTS: 3.44%
	First American Government Obligations Fund
5,535,056	0.220% (12/31/2049)	5,535,056

	Total Short-Term Investments
	(Cost $5,535,056)	5,535,056

Total Investments: 99.70%
(Cost $146,726,849)	160,647,578

Other Assets In Excess Of Liabilities: 0.30%	476,910
Net Assets: 100.00%	$161,124,488

(a)	Non-income producing security.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities
April 30, 2022

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund(b)
ASSETS:
Investments, at value	$939,157,773	$21,385,795	$160,647,578
Receivable for investments sold	2,902,793	42,748	406,123
Receivable for shares sold	641,916	–	58,775
Receivable due from investment advisor/ administrator (Note 7)	–	–	767,069
Interest and dividends receivable	166	4,119	24,985
Other assets	12,497	7,772	358,454
Total Assets	942,715,145	21,440,434	162,262,984
LIABILITIES:
Payable for investments purchased	1,347,874	629,380	–
Payable for shares redeemed	413,396	30,312	81,997
Investment advisory fees payable	499,085	–	141,459
Payable to fund accounting and administration	90,254	9,850	–
Payable for distribution and service fees	153,352	6,224	70,743
Payable for trustee fees and expenses	34,325	–	4,692
Payable for transfer agency fees	21,776	5,729	18,750
Payable for chief compliance officer fee	5,177	97	785
Payable for principal financial officer fee	1,111	50	168
Payable for professional fees	42,205	16,680	24,074
Tax liability (Note 7)	–	–	767,069
Accrued expenses and other liabilities	104,435	11,139	28,759
Total Liabilities	2,712,990	709,461	1,138,496
NET ASSETS	$940,002,155	$20,730,973	$161,124,488
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$644,295,796	$16,172,548	$186,683,668
Total distributable earnings	295,706,359	4,558,425	(25,559,180)
NET ASSETS	$940,002,155	$20,730,973	$161,124,488
INVESTMENTS, AT COST	$703,208,578	$16,861,513	$146,726,849
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$23.23	$15.16	$31.99
Net Assets	$118,082,454	$15,515,862	$43,447,731
Shares of beneficial interest outstanding	5,083,456	1,023,233	1,358,184
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$24.39	$15.92	$33.58
Class C: (a)
Net Asset Value, offering and redemption price per share	$17.56	$14.05	$26.23
Net Assets	$11,667,996	$186,338	$12,599,751
Shares of beneficial interest outstanding	664,340	13,258	480,293
Institutional Class:
Net Asset Value, offering and redemption price per share	$24.88	$15.64	$33.38
Net Assets	$732,429,170	$4,339,993	$86,195,554
Shares of beneficial interest outstanding	29,441,733	277,441	2,582,409
Investor Class:
Net Asset Value, offering and redemption price per share	$23.05	$15.05	$30.03
Net Assets	$77,822,536	$688,780	$18,881,452
Shares of beneficial interest outstanding	3,376,521	45,766	628,799

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

(b)	Formerly known as "Emerald Banking and Finance Fund".

See Notes to Financial Statements

Annual Report | April 30, 2022	25

Emerald Funds	Statements of Operations
For the Year Ended April 30, 2022

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund(a)
INVESTMENT INCOME:
Interest	$13,091	$–	$34
Dividends	9,216,636	97,739	8,280,426
Foreign taxes withheld	–	–	(492,269)
Total Investment Income	9,229,727	97,739	7,788,191
EXPENSES:
Investment advisory fee (Note 6)	7,926,212	172,170	2,362,502
Tax expense (Note 7)	–	–	767,069
Administration fee	582,731	25,523	116,150
Custodian fee	137,269	5,021	29,932
Professional fees	148,916	19,949	42,898
Transfer agent fee	206,313	36,820	134,948
Delegated transfer agent equivalent services fees
Class A	3,064	43	4,074
Class C	1,314	–	548
Institutional Class	1,148	–	4,523
Investor Class	687	–	5
Trustee fees and expenses	70,025	1,213	11,279
Registration/filing fees	80,173	37,432	61,125
Reports to shareholder and printing fees	316,823	7,663	32,319
Distribution and service fees
Class A	514,944	62,228	235,710
Class C	179,253	2,207	196,708
Institutional Class	500,290	1,723	3,921
Investor Class	370,983	2,693	139,541
Chief compliance officer fee	61,352	992	10,602
Principal financial officer fee	13,124	241	2,270
Other	50,492	8,766	13,418
Total expenses before waiver	11,165,113	384,684	4,169,542
Less fees waived/reimbursed by investment advisor (Note 6)	–	(85,491)	–
Voluntary waiver by investment advisor/ administrator (Note 7)	–	–	(767,069)
Total Net Expenses	11,165,113	299,193	3,402,473

NET INVESTMENT INCOME/(LOSS):	(1,935,386)	(201,454)	4,385,718

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	95,344,691	1,494,489	(21,209,704)
Net realized gain on foreign currency transactions	–	–	20,480
Net change in foreign currency transactions	–	–	(2,378)
Net change in unrealized depreciation	(418,750,378)	(4,303,855)	(67,610,909)
NET REALIZED AND UNREALIZED LOSS	(323,405,687)	(2,809,366)	(88,802,511)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(325,341,073)	$(3,010,820)	$(84,416,793)

(a)	Formerly known as "Emerald Banking and Finance Fund".

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment loss	$(1,935,386)	$(6,852,765)
Net realized gain	95,344,691	296,899,426
Net change in unrealized appreciation/(depreciation)	(418,750,378)	444,268,855
Net increase/(decrease) in net assets resulting from operations	(325,341,073)	734,315,516
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(23,904,012)	(13,666,137)
Class C	(3,479,389)	(2,194,199)
Institutional Class	(178,975,365)	(96,602,401)
Investor Class	(15,399,326)	(8,118,942)
Net decrease in net assets from distributions	(221,758,092)	(120,581,679)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	20,191,882	19,352,881
Issued to shareholders in reinvestment of distributions	22,113,206	12,626,754
Cost of shares redeemed	(32,742,489)	(69,910,425)
Net increase/(decrease) from share transactions	9,562,599	(37,930,790)
Class C
Proceeds from sale of shares	316,410	864,961
Issued to shareholders in reinvestment of distributions	3,348,849	2,054,599
Cost of shares redeemed	(6,820,334)	(6,483,354)
Net decrease from share transactions	(3,155,075)	(3,563,794)
Institutional Class
Proceeds from sale of shares	195,678,848	274,404,200
Issued to shareholders in reinvestment of distributions	158,489,487	85,932,473
Cost of shares redeemed	(556,769,026)	(341,152,693)
Net increase/(decrease) from share transactions	(202,600,691)	19,183,980
Investor Class
Proceeds from sale of shares	34,586,631	31,009,012
Issued to shareholders in reinvestment of distributions	4,618,024	2,575,557
Cost of shares redeemed	(25,770,258)	(51,437,226)
Net increase/(decrease) from share transactions	13,434,397	(17,852,657)
Net increase/(decrease) in net assets	$(729,857,935)	$573,570,576
NET ASSETS:
Beginning of year	1,669,860,090	1,096,289,514
End of year	$940,002,155	$1,669,860,090

Annual Report | April 30, 2022	27

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	684,027	605,025
Distributions reinvested	795,438	378,160
Redeemed	(1,034,418)	(2,187,314)
Net increase/(decrease) in shares outstanding	445,047	(1,204,129)
Class C
Sold	13,236	32,566
Distributions reinvested	158,939	76,578
Redeemed	(279,539)	(256,636)
Net decrease in shares outstanding	(107,364)	(147,492)
Institutional Class
Sold	5,988,600	8,102,545
Distributions reinvested	5,329,169	2,439,877
Redeemed	(17,774,501)	(10,344,813)
Net increase/(decrease) in shares outstanding	(6,456,732)	197,609
Investor Class
Sold	1,194,440	970,483
Distributions reinvested	167,380	77,600
Redeemed	(850,121)	(1,702,349)
Net increase/(decrease) in shares outstanding	511,699	(654,266)

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment loss	$(201,454)	$(141,030)
Net realized gain	1,494,489	3,762,905
Net change in unrealized appreciation/(depreciation)	(4,303,855)	6,280,656
Net increase/(decrease) in net assets resulting from operations	(3,010,820)	9,902,531
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(2,504,146)	(1,316,553)
Class C	(32,544)	(19,060)
Institutional Class	(604,189)	(242,920)
Investor Class	(122,300)	(39,637)
Net decrease in net assets from distributions	(3,263,179)	(1,618,170)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	2,327,320	618,119
Issued to shareholders in reinvestment of distributions	2,497,342	1,312,730
Cost of shares redeemed	(2,196,743)	(1,327,067)
Net increase from share transactions	2,627,919	603,782
Class C
Proceeds from sale of shares	20,300	5,190
Issued to shareholders in reinvestment of distributions	30,932	19,060
Cost of shares redeemed	(50,562)	(8,947)
Net increase from share transactions	670	15,303
Institutional Class
Proceeds from sale of shares	1,740,617	948,567
Issued to shareholders in reinvestment of distributions	604,183	242,920
Cost of shares redeemed	(413,500)	(148,881)
Net increase from share transactions	1,931,300	1,042,606
Investor Class
Proceeds from sale of shares	462,152	145,128
Issued to shareholders in reinvestment of distributions	120,559	39,637
Cost of shares redeemed	(297,384)	(19,070)
Net increase from share transactions	285,327	165,695
Net increase/(decrease) in net assets	$(1,428,783)	$10,111,747
NET ASSETS:
Beginning of year	22,159,756	12,048,009
End of year	$20,730,973	$22,159,756

Annual Report | April 30, 2022	29

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	124,550	36,650
Distributions reinvested	140,695	77,630
Redeemed	(115,084)	(79,668)
Net increase in shares outstanding	150,161	34,612
Class C
Sold	1,041	408
Distributions reinvested	1,875	1,193
Redeemed	(2,602)	(564)
Net increase in shares outstanding	314	1,037
Institutional Class
Sold	90,128	54,085
Distributions reinvested	33,033	14,042
Redeemed	(22,713)	(9,331)
Net increase in shares outstanding	100,448	58,796
Investor Class
Sold	22,270	7,913
Distributions reinvested	6,841	2,358
Redeemed	(15,130)	(1,166)
Net increase in shares outstanding	13,981	9,105

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund(a)	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$4,385,718	$320,341
Net realized gain/(loss)	(21,209,704)	39,052,840
Net realized gain/(loss) on foreign currency transactions	20,480	(813)
Net change in unrealized appreciation/(depreciation)	(67,610,909)	84,018,127
Net change in foreign currency transactions	(2,378)	–
Net increase/(decrease) in net assets resulting from operations	(84,416,793)	123,390,495
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From return of capital
Class A	(1,176,630)	–
Class C	(368,003)	–
Institutional Class	(2,052,634)	–
Investor Class	(837,189)	–
Total distributable earnings
Class A	(6,656,984)	–
Class C	(2,082,039)	–
Institutional Class	(11,613,121)	–
Investor Class	(4,736,535)	–
Net decrease in net assets from distributions	(29,523,135)	–
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	20,893,694	19,739,265
Issued to shareholders in reinvestment of distributions	6,492,436	–
Cost of shares redeemed	(23,635,651)	(28,351,210)
Net increase/(decrease) from share transactions	3,750,479	(8,611,945)
Class C
Proceeds from sale of shares	2,898,795	1,144,104
Issued to shareholders in reinvestment of distributions	2,208,485	–
Cost of shares redeemed	(6,619,462)	(9,871,670)
Net decrease from share transactions	(1,512,182)	(8,727,566)
Institutional Class
Proceeds from sale of shares	69,535,231	56,961,177
Issued to shareholders in reinvestment of distributions	12,582,299	–
Cost of shares redeemed	(75,313,683)	(45,515,680)
Net increase from share transactions	6,803,847	11,445,497
Investor Class
Proceeds from sale of shares	65,750,525	18,972,772
Issued to shareholders in reinvestment of distributions	5,226,660	–
Cost of shares redeemed	(62,093,741)	(16,898,004)
Net increase from share transactions	8,883,444	2,074,768
Net increase/(decrease) in net assets	$(96,014,340)	$119,571,249
NET ASSETS:
Beginning of year	257,138,828	137,567,579
End of year	$161,124,488	$257,138,828

Annual Report | April 30, 2022	31

Emerald Finance & Banking Innovation Fund(a)	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	378,407	461,760
Distributions reinvested	137,931	–
Redeemed	(492,199)	(784,736)
Net increase/(decrease) in shares outstanding	24,139	(322,976)
Class C
Sold	64,998	33,095
Distributions reinvested	57,051	–
Redeemed	(159,539)	(382,608)
Net decrease in shares outstanding	(37,490)	(349,513)
Institutional Class
Sold	1,375,123	1,239,715
Distributions reinvested	256,573	–
Redeemed	(1,569,146)	(1,565,944)
Net increase/(decrease) in shares outstanding	62,550	(326,229)
Investor Class
Sold	1,144,497	413,529
Distributions reinvested	118,278	–
Redeemed	(1,272,787)	(489,082)
Net decrease in shares outstanding	(10,012)	(75,553)

(a)	Formerly known as "Emerald Banking and Finance Fund".

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$36.29	$23.06	$26.00	$25.99	$21.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.22)	(0.16)	(0.13)	(0.16)
Net realized and unrealized gain/(loss) on investments	(7.38)	16.30	(2.40)	2.61	4.32
Total from Investment Operations	(7.50)	16.08	(2.56)	2.48	4.16

LESS DISTRIBUTIONS:
From capital gains	(5.56)	(2.85)	(0.38)	(2.47)	–
Total Distributions	(5.56)	(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.06)	13.23	(2.94)	0.01	4.16
NET ASSET VALUE, END OF PERIOD	$23.23	$36.29	$23.06	$26.00	$25.99

TOTAL RETURN(b)	(23.19)%	70.77%	(10.00)%	11.79%	19.06%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$118,082	$168,322	$134,755	$188,883	$239,316
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.39)%	(0.72)%	(0.64)%	(0.50)%	(0.64)%
Operating expenses excluding reimbursement/waiver	1.03%	1.01%	1.02%	1.01%	1.03%
Operating expenses including reimbursement/waiver	1.03%	1.01%	1.02%	1.01%	1.03%
PORTFOLIO TURNOVER RATE	38%	66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2022	33

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$29.09	$18.97	$21.59	$22.18	$18.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.26)	(0.35)	(0.27)	(0.26)	(0.27)
Net realized and unrealized gain/(loss) on investments	(5.71)	13.32	(1.97)	2.14	3.70
Total from Investment Operations	(5.97)	12.97	(2.24)	1.88	3.43

LESS DISTRIBUTIONS:
From capital gains	(5.56)	(2.85)	(0.38)	(2.47)	–
Total Distributions	(5.56)	(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(11.53)	10.12	(2.62)	(0.59)	3.43
NET ASSET VALUE, END OF PERIOD	$17.56	$29.09	$18.97	$21.59	$22.18

TOTAL RETURN(b)	(23.71)%	69.60%	(10.57)%	11.08%	18.29%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$11,668	$22,447	$17,434	$29,975	$33,197
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.02)%	(1.37)%	(1.29)%	(1.15)%	(1.30)%
Operating expenses excluding reimbursement/waiver	1.68%	1.66%	1.68%	1.66%	1.68%
Operating expenses including reimbursement/waiver	1.68%	1.66%	1.68%	1.66%	1.68%
PORTFOLIO TURNOVER RATE	38%	66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$38.32		$24.18	$27.16	$26.94	$22.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.02)		(0.13)	(0.08)	(0.05)	(0.09)
Net realized and unrealized gain/(loss) on investments	(7.86)		17.12	(2.52)	2.74	4.47
Total from Investment Operations	(7.88)		16.99	(2.60)	2.69	4.38

LESS DISTRIBUTIONS:
From capital gains	(5.56)		(2.85)	(0.38)	(2.47)	–
Total Distributions	(5.56)		(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.44)		14.14	(2.98)	0.22	4.38
NET ASSET VALUE, END OF PERIOD	$24.88		$38.32	$24.18	$27.16	$26.94

TOTAL RETURN	(22.94)%		71.27%	(9.72)%	12.17%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$732,429		$1,375,765	$863,360	$1,050,538	$839,076
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.06	)5%	(0.41)%	(0.32)%	(0.18)%	(0.33)%
Operating expenses excluding reimbursement/waiver	0.72%		0.70%	0.70%	0.69%	0.72%
Operating expenses including reimbursement/waiver	0.72%		0.70%	0.70%	0.69%	0.72%
PORTFOLIO TURNOVER RATE	38%		66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2022	35

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$36.07	$22.94	$25.88	$25.88	$21.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)	(0.23)	(0.17)	(0.14)	(0.17)
Net realized and unrealized gain/(loss) on investments	(7.32)	16.21	(2.39)	2.61	4.30
Total from Investment Operations	(7.46)	15.98	(2.56)	2.47	4.13

LESS DISTRIBUTIONS:
From capital gains	(5.56)	(2.85)	(0.38)	(2.47)	–
Total Distributions	(5.56)	(2.85)	(0.38)	(2.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.02)	13.13	(2.94)	0.00	4.13
NET ASSET VALUE, END OF PERIOD	$23.05	$36.07	$22.94	$25.88	$25.88

TOTAL RETURN	(23.22)%	70.71%	(10.05)%	11.81%	18.99%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$77,823	$103,326	$80,740	$104,403	$107,629
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.44)%	(0.75)%	(0.68)%	(0.53)%	(0.68)%
Operating expenses excluding reimbursement/waiver	1.07%	1.05%	1.06%	1.04%	1.07%
Operating expenses including reimbursement/waiver	1.07%	1.05%	1.06%	1.04%	1.07%
PORTFOLIO TURNOVER RATE	38%	66%	48%	64%	66%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$20.18	$12.13	$11.51	$13.09	$11.33
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)	(0.14)	(0.10)	(0.09)	(0.07)
Net realized and unrealized gain/(loss) on investments	(1.98)	9.80	0.72	1.04	1.83
Total from Investment Operations	(2.16)	9.66	0.62	0.95	1.76

LESS DISTRIBUTIONS:
From capital gains	(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.02)	8.05	0.62	(1.58)	1.76
NET ASSET VALUE, END OF PERIOD	$15.16	$20.18	$12.13	$11.51	$13.09

TOTAL RETURN(c)	(12.78%)	82.17%	5.43%	11.53%	15.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$15,516	$17,618	$10,174	$9,397	$9,321
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.92%)	(0.86%)	(0.83%)	(0.71%)	(0.58%)
Operating expenses excluding reimbursement/waiver	1.73%	1.92%	2.25%	2.18%	2.10%
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2022	37

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$19.02	$11.57	$11.04	$12.75	$11.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.28)	(0.24)	(0.16)	(0.16)	(0.15)
Net realized and unrealized gain/(loss) on investments	(1.83)	9.30	0.69	0.98	1.79
Total from Investment Operations	(2.11)	9.06	0.53	0.82	1.64

LESS DISTRIBUTIONS:
From capital gains	(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.97)	7.45	0.53	(1.71)	1.64
NET ASSET VALUE, END OF PERIOD	$14.05	$19.02	$11.57	$11.04	$12.75

TOTAL RETURN(c)	(13.32%)	80.92%	4.84%	10.75%	14.76%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$186	$246	$138	$141	$129
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.58%)	(1.51%)	(1.48%)	(1.36%)	(1.24%)
Operating expenses excluding reimbursement/waiver	2.38%	2.57%	2.90%	2.84%	2.75%
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$20.67	$12.37	$11.69	$13.22	$11.41
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.10)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	(2.05)	10.01	0.74	1.05	1.85
Total from Investment Operations	(2.17)	9.91	0.68	1.00	1.81

LESS DISTRIBUTIONS:
From capital gains	(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.03)	8.30	0.68	(1.53)	1.81
NET ASSET VALUE, END OF PERIOD	$15.64	$20.67	$12.37	$11.69	$13.22

TOTAL RETURN	(12.51%)	82.62%	5.85%	11.81%	15.86%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$4,340	$3,658	$1,462	$1,383	$1,228
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.62%)	(0.57%)	(0.53%)	(0.41%)	(0.29%)
Operating expenses excluding reimbursement/waiver	1.42%	1.60%	1.93%	1.87%	1.77%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2022	39

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$20.06	$12.07	$11.45	$13.05	$11.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)	(0.15)	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain/(loss) on investments	(1.97)	9.75	0.71	1.03	1.84
Total from Investment Operations	(2.15)	9.60	0.62	0.93	1.76

LESS DISTRIBUTIONS:
From capital gains	(2.86)	(1.61)	0.00 (b)	(2.53)	–
Total Distributions	(2.86)	(1.61)	–	(2.53)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.01)	7.99	0.62	(1.60)	1.76
NET ASSET VALUE, END OF PERIOD	$15.05	$20.06	$12.07	$11.45	$13.05

TOTAL RETURN	(12.80%)	82.08%	5.45%	11.41%	15.59%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$689	$638	$274	$174	$126
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.97%)	(0.91%)	(0.82%)	(0.77%)	(0.65%)
Operating expenses excluding reimbursement/waiver	1.71%	1.86%	2.17%	2.08%	2.07%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	70%	89%	94%	63%	138%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund(a)	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$51.56	$22.89	$32.71	$46.01	$41.61
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.84	0.06	(0.03)	(0.24)	(0.29)
Net realized and unrealized gain/(loss) on investments	(14.81)	28.61	(9.79)	(5.35)	5.98
Total from Investment Operations	(13.97)	28.67	(9.82)	(5.59)	5.69

LESS DISTRIBUTIONS:
From investment income	(3.37)	–	–	–	–
From capital gains	(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	(0.86)	–	–	–	–
Total Distributions	(5.60)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(19.57)	28.67	(9.82)	(13.30)	4.40
NET ASSET VALUE, END OF PERIOD	$31.99	$51.56	$22.89	$32.71	$46.01

TOTAL RETURN(b)	(30.58)%	125.21%	(30.02)%	(10.65)%	13.59%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$43,448	$68,778	$37,933	$87,267	$172,338
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.70%	0.18%	(0.10)%	(0.58)%	(0.65)%
Operating expenses excluding reimbursement/waiver	1.78%	1.53%	1.48%	1.42%	1.41%
Operating expenses including reimbursement/waiver	1.48%	1.53%	1.48%	1.42%	1.41%
PORTFOLIO TURNOVER RATE	94%	171%	46%	55%	62%

(q)	Formerly known as "Emerald Banking and Finance Fund".

(b)	Per share amounts are based upon average shares outstanding.

(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2022	41

Emerald Finance
& Banking Innovation Fund(a)	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$43.35	$19.38	$27.87	$40.83	$37.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.40	(0.11)	(0.20)	(0.44)	(0.51)
Net realized and unrealized gain/(loss) on investments	(12.11)	24.08	(8.29)	(4.81)	5.34
Total from Investment Operations	(11.71)	23.97	(8.49)	(5.25)	4.83

LESS DISTRIBUTIONS:
From investment income	(3.27)	–	–	–	–
From capital gains	(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	(0.77)	–	–	–	–
Total Distributions	(5.41)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(17.12)	23.97	(8.49)	(12.96)	3.54
NET ASSET VALUE, END OF PERIOD	$26.23	$43.35	$19.38	$27.87	$40.83

TOTAL RETURN(b)	(31.05)%	123.68%	(30.46)%	(11.21)%	12.85%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$12,600	$22,447	$16,804	$50,079	$78,988
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.98%	(0.40)%	(0.73)%	(1.23)%	(1.30)%
Operating expenses excluding reimbursement/waiver	2.43%	2.18%	2.13%	2.07%	2.06%
Operating expenses including reimbursement/waiver	2.13%	2.18%	2.13%	2.07%	2.06%
PORTFOLIO TURNOVER RATE	94%	171%	46%	55%	62%

(q)	Formerly known as "Emerald Banking and Finance Fund".

(b)	Per share amounts are based upon average shares outstanding.

(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Finance
& Banking Innovation Fund(a)	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$53.48	$23.67	$33.70	$46.95	$42.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	1.00	0.14	0.09	(0.09)	(0.15)
Net realized and unrealized gain/(loss) on investments	(15.39)	29.67	(10.12)	(5.45)	6.09
Total from Investment Operations	(14.39)	29.81	(10.03)	(5.54)	5.94

LESS DISTRIBUTIONS:
From investment income	(3.53)	–	–	–	–
From capital gains	(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	(0.81)	–	–	–	–
Total Distributions	(5.71)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(20.10)	29.81	(10.03)	(13.25)	4.65
NET ASSET VALUE, END OF PERIOD	$33.38	$53.48	$23.67	$33.70	$46.95

TOTAL RETURN	(30.32)%	125.94%	(29.76)%	(10.30)%	13.97%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$86,196	$134,767	$67,358	$162,910	$221,638
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.95%	0.39%	0.28%	(0.23)%	(0.34)%
Operating expenses excluding reimbursement/waiver	1.44%	1.18%	1.13%	1.06%	1.09%
Operating expenses including reimbursement/waiver	1.13%	1.18%	1.13%	1.06%	1.09%
PORTFOLIO TURNOVER RATE	94%	171%	46%	55%	62%

(q)	Formerly known as "Emerald Banking and Finance Fund".
(b)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2022	43

Emerald Finance
& Banking Innovation Fund(a)	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$48.76	$21.66	$30.96	$44.05	$39.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.73	0.03	(0.04)	(0.23)	(0.25)
Net realized and unrealized gain/(loss) on investments	(13.85)	27.07	(9.26)	(5.15)	5.73
Total from Investment Operations	(13.12)	27.10	(9.30)	(5.38)	5.48

LESS DISTRIBUTIONS:
From investment income	(3.10)	–	–	–	–
From capital gains	(1.37)	–	–	(7.71)	(1.29)
Tax return of capital	(1.14)	–	–	–	–
Total Distributions	(5.61)	–	–	(7.71)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(18.73)	27.10	(9.30)	(13.09)	4.19
NET ASSET VALUE, END OF PERIOD	$30.03	$48.76	$21.66	$30.96	$44.05

TOTAL RETURN	(30.60)%	125.07%	(30.04)%	(10.64)%	13.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$18,881	$31,147	$15,472	$41,410	$71,236
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.53%	0.11%	(0.12)%	(0.60)%	(0.60)%
Operating expenses excluding reimbursement/waiver	1.81%	1.56%	1.51%	1.43%	1.37%
Operating expenses including reimbursement/waiver	1.51%	1.56%	1.51%	1.43%	1.37%
PORTFOLIO TURNOVER RATE	94%	171%	46%	55%	62%

(q)	Formerly known as "Emerald Banking and Finance Fund".
(b)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2022

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund (formerly known as "Emerald Banking and Finance Fund") (each a “Fund” and collectively, the “Funds”).

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Finance & Banking Innovation Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

Annual Report | April 30, 2022	45

Emerald Funds	Notes to Financial Statements

April 30, 2022

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2022:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$911,453,100	$–	$–	$911,453,100
Short-Term Investments	27,704,673	–	–	27,704,673
TOTAL	$939,157,773	$–	$–	$939,157,773

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$20,332,500	$–	$–	$20,332,500
Short-Term Investments	1,053,295	–	–	1,053,295
TOTAL	$21,385,795	$–	$–	$21,385,795

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Emerald Finance & Banking Innovation Fund
Common Stocks	$–	$–	$–		$–
Banks	$96,415,022	$1,338,250	$–		$97,753,272
Other	54,964,981	–	–		54,964,981
Rights	–	–	–	(b)	–
Mutual Funds	2,002,345	–	–		2,002,345
Short-Term Investments	5,535,056	–	–		5,535,056
Warrants	391,924	–	–		391,924
TOTAL	$159,309,328	$1,338,250	$–		$160,647,578

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

(b)	Value is $ 0.00.

46	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2022

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Rights	Total
Balance as of April 30, 2021	$–	$–
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of April 30, 2022	$–	$–
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022	$–	$–

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

During the year ended April 30, 2022, Emerald Finance and Banking Innovation Fund was initially unable to satisfy the requirement that a Regulated Investment Company (RIC) must derive at least 90% of its annual gross income from qualifying income pursuant to Internal Revenue Code Section 851(b)(2). Therefore in accordance with IRC Section 851(i), the fund incurred a tax payment of $767,069 to satisfy the requirement.

Annual Report | April 30, 2022	47

Emerald Funds	Notes to Financial Statements

April 30, 2022

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

3. TAX BASIS INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to redemption in kind transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

	Distributable earnings	Paid-in Capital
Emerald Growth Fund	$(27,998,321)	$27,998,321
Emerald Insights Fund	–	–
Emerald Finance & Banking Innovation Fund	–	–

Tax Basis of Investments: As of April 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$294,331,952	$(63,032,527)	$–	$231,299,425	$707,858,348
Emerald Insights Fund	5,693,443	(1,397,198)	–	4,296,245	17,089,550
Emerald Finance & Banking Innovation Fund	34,872,995	(26,556,387)	(2)	8,316,606	152,330,970

Components of Distributable Earnings: As of April 30, 2022, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
Accumulated capital gains	66,342,320	910,571	–
Net unrealized appreciation on investments	231,299,425	4,296,245	8,316,606
Other cumulative effect of timing differences	(1,935,386)	(648,391)	(33,875,786)
Total	$295,706,359	$4,558,425	$(25,559,180)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid for the year ending April 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Emerald Growth Fund	$51,321,804	$170,436,288	$–
Emerald Insights Fund	1,839,229	1,423,950	–
Emerald Finance & Banking Innovation Fund	20,294,443	4,794,234	4,434,456

48	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2022

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$13,844,336	$106,737,343
Emerald Insights Fund	756,049	862,121
Emerald Finance & Banking Innovation Fund	–	–

Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund elects to defer to the period ending April 30, 2023, capital losses recognized during the period 11/1/2021 - 04/30/2022 in the amount of $581,200 and $23,624,681, respectively.

Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund elects to defer to the period ending April 30, 2023, late year ordinary losses in the amount of $1,935,386, $67,191, and $10,251,105, respectively.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2022 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$527,700,929	$763,998,177
Emerald Insights Fund	16,967,292	15,856,874
Emerald Finance & Banking Innovation Fund	229,308,391	237,053,836

The cost of purchases in Kind, proceeds from sales in Kind along with their Realized gains/(loss) during the year ended April 30, 2022 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Emerald Growth Fund	$–	$181,040,114	$27,998,321

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Annual Report | April 30, 2022	49

Emerald Funds	Notes to Financial Statements

April 30, 2022

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Finance & Banking Innovation Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Funds average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2021 through August 31, 2022, for all Funds. The prior Expense Agreement was in effect from September 1, 2020 through August 31, 2021 for all Funds. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Funds Board, for all Funds. Fees waived/reimbursed by the Adviser for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Finance & Banking Innovation Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

For the year ended April 30, 2022, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Insights Fund
Class A	$66,680	$–
Class C	832	–
Institutional Class	15,496	–
Investor Class	2,483	–

50	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2022

As of April 30, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Emerald Insights Fund
Class A	$88,177	$80,330	$66,680	$230,157
Class C	1,283	1,121	832	3,276
Institutional Class	12,318	13,352	15,496	39,931
Investor Class	1,098	1,874	2,483	5,559

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the year ended April 30, 2022, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Annual Report | April 30, 2022	51

Emerald Funds	Notes to Financial Statements

April 30, 2022

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. RECEIVABLE DUE FROM ADVISER/ALPS

In 2022, the Emerald Finance & Banking Innovation Fund did not satisfy the requirement that a Registered Investment Company ("RIC") must derive at least 90% of its annual gross income from “qualifying income.” As a result, the Emerald Finance & Banking Innovation Fund expects to be required to pay taxes for 2022 equal to the amount of nonqualifying income in excess of 90% of its qualifying income for 2022. Nonetheless, the Emerald Finance & Banking Innovation Fund expects to qualify as a RIC for U.S. federal income tax purposes for our 2021 fiscal year pursuant to Internal Revenue Code Section 851(i). The Adviser and ALPS are expected to reimburse the Emerald Finance & Banking Innovation Fund for any such taxes due, which is approximately $767,069.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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Emerald Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance and Banking Innovation Fund (formerly known as Emerald Banking and Finance Fund), three of the funds constituting the Financial Investors Trust (the “Funds”), including the schedules of investments, as of April 30, 2022; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, as of April 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 29, 2022

We have served as the auditor of one or more investment companies advised by Emerald Mutual Fund Advisers Trust since 2012.

Annual Report | April 30, 2022	53

Emerald Funds	Additional Information

April 30, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2021:

	QDI	DRD
Emerald Finance and Banking Innovative Fund	5.83%	5.81%
Emerald Growth Fund	14.30%	14.32%
Emerald Insights Fund	4.48%	4.49%

In early 2022, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerald Finance and Banking Innovative Fund, the Emerald Growth Fund and the Emerald Insights Fund designated $4,794,234, $170,436,288 and $1,423,950 respectively, as long-term capital gain dividends.

54	www.emeraldmutualfunds.com

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2022 (Unaudited)

On March 9, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Emerald Mutual Fund Advisers Trust (“Emerald”) and the Trust, with respect to the Emerald Finance & Banking Innovation, the Emerald Growth Fund, and the Emerald Insights Fund (together, the “Emerald Funds”), dated October 1, 2018 (the “Emerald Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Emerald Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Funds, to Emerald of 1.00% of the Emerald Finance & Banking Innovation Fund’s daily average net assets up to and including $100 million and 0.90% in excess of $100 million and, for each of the other Funds, 0.75% of the daily average net assets up to and including $250 million, 0.65% in excess of $250 million and up to and including $500 million, 0.55% in excess of $500 million and up to and including $750 million, and 0.45% in excess of $750 million, in light of the extent and quality of the advisory services provided by Emerald to the Funds.

The Board received and considered information including a comparison of each of the Fund’s contractual advisory fees with those of funds in the expense peer group of comparable funds provided by an independent provider of investment company data (the “Data Provider”). With regard to the Emerald Growth Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was below the Data Provider peer group median. With regard to the Emerald Finance & Banking Innovation Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was above the Data Provider peer group median. With regard to the Emerald Insights Fund, the Trustees noted that the contractual advisory fee rate was below the Data Provider peer group median for the Institutional Class, Investor Class, and Class A and the same as the Data Provider peer group median for Class C.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of each class of Emerald Finance & Banking Innovation Fund was generally higher than the Data Provider peer group median, and that the total net expense ratio of each class of the Emerald Growth Fund was lower than the Data Provider peer group median. The Trustees further reviewed and considered that the total net expense ratio of the Institutional Class, Investor Class, and Class A of the Emerald Insights Fund was higher than the Data Provider peer group median and that the total net expense ratio of Class C of the Emerald Insights Fund was the same as the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Emerald Funds under the Emerald Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Emerald and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Emerald Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Emerald’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Institutional Class, Class A, Class C, and Investor Class shares of the Emerald Insights Fund, Emerald Growth Fund, and Emerald Finance & Banking Innovation Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended December 31, 2021. That review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that each class of the Emerald Insights Fund outperformed the Data Provider peer group median for each applicable time period, except for the 3-month period. The Trustees noted that each share class of the Emerald Growth Fund underperformed the Data Provider peer group median for the 3-month, 1-year, 3-year and 5-year periods with the exception of the Class C shares which performed the same as the Data Provider peer group median for the 3-month period. The Trustees noted that each share class of the Emerald Growth Fund outperformed the Data Provider peer group median for the 10-year and since inception periods with the exception of the Institutional Class shares which underperformed the Data Provider peer group median for the 10-year period. The Trustees noted that each class of the Emerald Finance & Banking Innovation Fund outperformed the Data Provider peer group median for the 1-year, 3-year, 5-year and 10-year periods, as applicable, with the exceptions of the Institutional Class shares which underperformed the Data Provider peer group median for the 5-year period and the Investor Class shares which performed the same as the Data Provider peer group median for the 5-year period. The Trustees also noted that each class of the Emerald Finance & Banking Innovation Fund underperformed the Data Provider peer group median for the 3-month period.

Annual Report | April 30, 2022	55

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2022 (Unaudited)

The Trustees also considered Emerald’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Emerald regarding fees charged to its other clients utilizing a strategy similar to that employed by one or more of the Emerald Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Emerald based on the fees payable under the Emerald Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	With regard to the Emerald Growth Fund, for each share class, the contractual advisory fee rate was below the Data Provider peer group median. With regard to the Emerald Finance & Banking Innovation Fund, for each share class, the contractual advisory fee rate was above the Data Provider peer group median. With regard to the Emerald Insights Fund, for the Institutional Class, Investor Class, and Class A, the contractual advisory fee rate was the below the Data Provider peer group median and for Class C was the same as the Data Provider peer group median.

●	The total net expense ratio of each class of the Emerald Growth Fund was generally lower than the Data Provider peer group median, the total net expense ratio of each class of the Emerald Finance & Banking Innovation Fund was generally higher than the Data Provider peer group median, and that the total net expense ratio of the total net expense ratio of the Institutional Class, Investor Class, and Class A of the Emerald Insights Fund was higher than the Data Provider peer group median and that the total net expense ratio of Class C of the Emerald Insights Fund was the same as the Data Provider peer group median.

●	The nature, extent, and quality of services rendered by Emerald under the Emerald Investment Advisory Agreement with respect to each Emerald Fund were adequate.

●	For the period ended December 31, 2022, in the independent analysis prepared by the Data Provider, each share class of the Emerald Growth Fund generally underperformed the Data Provider peer group median for the 3-month, 1-year, 3-year, and 5-year periods, except for the Class C shares which performed the same as the Data Provider peer group median for the 3-month period, and generally outperformed the Data Provider peer group median for the 10-year and since inception periods, except for the Institutional Class shares which underperformed the Data Provider peer group median in the 10-year period; each share class of the Emerald Finance & Banking Innovation Fund generally outperformed the Data Provider peer group median for the 1-year, 3-year, 5-year and 10-year periods, as applicable, except for the Institutional Class shares which underperformed the Data Provider peer group median for the 5-year period and the Investor Class shares which performed the same as the Data Provider peer group median for the 5-year period, and generally underperformed the Data Provider peer group median for the 3-month period.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy to one or more of the Emerald Funds were not indicative of any unreasonableness with respect to the advisory fee payable to Emerald by the Funds.

●	The profit, if any, realized by Emerald in connection with the operation of any of the Emerald Funds is not unreasonable.

●	There were no material economies of scale or other incidental benefits accruing to Emerald in connection with its relationship with any of the Emerald Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of each of the Emerald Funds and their shareholders.

56	www.emeraldmutualfunds.com

Emerald Funds	Liquidity Risk Management Program

April 30, 2022 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 8, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2022	57

Emerald Funds	Trustees and Officers

April 30, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	60	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	61	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

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Emerald Funds	Trustees and Officers

April 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2022	59

Emerald Funds	Trustees and Officers

April 30, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak, or Smith Capital provides investment advisory services (currently 38 funds, 1 fund, 4 funds, 4 funds, 0 funds, and 0 funds, respectively).

60	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Finance & Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

April 30, 2022 | April 30, 2022	61

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and account transactions

●   Account balances and transaction history

●  Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

62	www.emeraldmutualfunds.com

Intentionally Left Blank

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

EMERALD MUTUAL FUNDS
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST™

ANNUAL

April 30, 2022

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL CONTRARIAN FUND GPGCX

GLOBAL EXPLORER FUND GPGEX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

US STALWARTS FUND GUSYX

Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	35
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	38
Grandeur Peak Global Contrarian Fund	41
Grandeur Peak Global Explorer Fund	44
Grandeur Peak Global Micro Cap Fund	50
Grandeur Peak Global Opportunities Fund	53
Grandeur Peak Global Reach Fund	57
Grandeur Peak Global Stalwarts Fund	63
Grandeur Peak International Opportunities Fund	66
Grandeur Peak International Stalwarts Fund	70
Grandeur Peak US Stalwarts Fund	73
Statements of Assets and Liabilities	75
Statements of Operations	77
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	79
Grandeur Peak Global Contrarian Fund	80
Grandeur Peak Global Explorer Fund	81
Grandeur Peak Global Micro Cap Fund	82
Grandeur Peak Global Opportunities Fund	83
Grandeur Peak Global Reach Fund	84
Grandeur Peak Global Stalwarts Fund	85
Grandeur Peak International Opportunities Fund	86
Grandeur Peak International Stalwarts Fund	87
Grandeur Peak US Stalwarts Fund	88
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	89
Grandeur Peak Global Contrarian Fund	91
Grandeur Peak Global Explorer Fund	92
Grandeur Peak Global Micro Cap Fund	93
Grandeur Peak Global Opportunities Fund	94
Grandeur Peak Global Reach Fund	96
Grandeur Peak Global Stalwarts Fund	98
Grandeur Peak International Opportunities Fund	100
Grandeur Peak International Stalwarts Fund	102
Grandeur Peak US Stalwarts Fund	104
Notes to Financial Statements	105
Report of Independent Registered Public Accounting Firm	127
Disclosure Regarding Approval of Fund Advisory Agreement	128
Additional Information	130
Liquidity Risk Management Program	132
Trustees and Officers	133
Privacy Policy	136

Grandeur Peak Funds®	Shareholder Letter

April 30, 2022 (Unaudited)

Dear Fellow Shareholders,

“The mood swings of the securities markets resemble the movement of a pendulum. Although the midpoint of its arc best describes the location of the pendulum ‘on average,’ it actually spends very little of its time there. Instead, it is almost always swinging toward or away from the extremes of its arc. But whenever the pendulum is near either extreme, it is inevitable that it will move back toward the midpoint sooner or later. In fact, it is the movement toward an extreme itself that supplies the energy for the swing back.” (Howard Marks, Memo to Clients, 4/11/1991)1

In the broadest sense, there really are only two major asset classes: Growth and Income. Investments that fall in the Growth category deliver a return that is derived by the compounded capital appreciation of the asset. The return is realized when the investment is sold for a higher price than what was paid for it. The unrealized return can be monitored over time by “marking the asset to market.”2 Investments that fall into this bucket are fine art, gold, diamonds, raw land, venture capital and non-dividend paying stocks, for example. Investments that fall into the Income category deliver a return that is derived by the cash that is returned to the investor over time, commonly referred to as the yield. Loans are a good example of Income investments. You collect interest payments over the life of the loan and at maturity you get your principal back. While there are investments that fall squarely in either the Growth or the Income category, most investments fall on a continuum between the two. Think of a rental property. You collect yield in the form of rent payments over time, and then over time the value of the property hopefully appreciates as well. Dividend paying stocks typically provide growth of capital, as well as a little bit of income along the way. Even bonds, which are primarily Income investments, can at times deliver some capital appreciation depending on changes to interest rates.

These two asset classes correspond directly to the two main goals of any investment portfolio: Growth and Income. Whether you are managing a portfolio for a charitable foundation, an endowment, a retirement plan (either for an individual or a corporate pension), a college fund for a child, or the life savings of a retiree, every portfolio aims to do one of three things: grow bigger, provide current income, or (most likely) both.

Unfortunately for those needing income, yields have been historically low over the past decade.3 Think of a charitable foundation that is required to spend 5% of the value of its endowment every year. With interest rates so low for so long, achieving a 5% spending rate has required a much larger allocation to Growth Assets than may not have been needed if safe, income producing assets were yielding the requisite 5% rate.

If we measure the average annual return on Growth Assets using the Total Return of the MSCI All-Country Investible Market Index (ACWI IMI)4 as a proxy over the 10 years from December 31, 2011 through December 31, 2021 we get an annualized average return of 12.42%.5 Compare that to the 2.04% average yield on a 10-yr US Treasury Bond over that same period.6 Given Bond returns, allocators were pushed into Growth Assets where they were able to achieve their spending budgets and grow their portfolio nicely as well.

Which brings us to the Howard Marks quote above. While the average annualized return on the ACWI IMI may have been 12.42% for the 10-year reference period, the annual returns for each of those 10 years has varied from as high as 27.04% (for 2019) and as low as -9.61% (2018). In the first four months of 2022, the ACWI IMI was down -12.85%. Could it be that allocators have gazed into their crystal balls and have decided that a shift from Growth to Income is the most prudent course of action after reading the economic tea leaves?

Of course, most asset allocators don’t actually think in terms of two broad asset classes of Growth and Income. They assign various investment options to more granular sub-classes, such as Large Cap Equity and Small Cap Equity, and Growth and Value Styles of investing, for example. And there has been a large dispersion among these sub-asset classes of late. Over the 10-year period from December 31, 2011 through December 31, 2021, the US Equity Market has outperformed the broader Global Markets: the MSCI USA Index7 compounded at a rate of 16.64% (annualized) vs.

[1]	https://www.oaktreecapital.com/docs/default-source/memos/1991-04-11-first-quarter-client-performance.pdf?sfvrsn=d7bd0f65_2
[2]	Marking to market is an accounting practice that involves adjusting the value of an asset to reflect its value as determined by current market conditions.
[3]	Source: Federal Reserve Economic Data (FRED): https://fred.stlouisfed.org
[4]	The MSCI ACWI Investable Market Index (IMI) captures large, mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. The Total Return of the index includes the reinvestment of dividends.
[5]	Source: MSCI
[6]	Source: Federal Reserve Economic Data (FRED): https://fred.stlouisfed.org
[7]	The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the US.

Annual Report | April 30, 2022	1

Grandeur Peak Funds®	Shareholder Letter

April 30, 2022 (Unaudited)

the broader ACWI IMI mentioned above at 12.42%. Breaking down the US Markets into Large Cap v. Small Cap and Growth v. Value, we can see the dispersion among these sub-classes over the past 10 years:

From 12/31/2011 – 12/31/2021

Sub-Class	Representative Index	10 yr Annualized Average Return
US Large Cap Growth	S&P 500 Growth[8]	19.23%
US Large Cap Value	S&P 500 Value[9]	13.29%
US Small Cap Growth	Russell 2000 Growth[10]	14.14%
US Small Cap Value	Russell 2000 Value[11]	12.03%

Source: FactSet

Over the past six months, from November 2021 through April 2022, we’ve seen an even greater dispersion in these sub-classes:

From 10/31/2021 – 4/30/2022

Sub-Class	Representative Index	Total Return
US Large Cap Growth	S&P 500 Growth	-18.02%
US Large Cap Value	S&P 500 Value	1.68%
US Small Cap Growth	Russell 2000 Growth	-23.01%
US Small Cap Value	Russell 2000 Value	-6.30%

Source: FactSet

What we’ve seen in the past six months is that the “growthiest” of the Growth Assets have sold off hard. And in other parts of the world, the dispersion is even starker. For example, as of 4/30/2022, the Mothers section of the Tokyo Stock exchange was down 43.55% since its month-end peak on 11/30/2020, compared to a positive return of 11.97% for the broader Japanese TOPIX index12 over that same period. The Mothers index (which is an acronym for “Market Of The High-growth and EmeRging Stocks”) is one of the Tokyo Stock Exchange's markets where the shares of startup companies are listed and traded. Meanwhile, the yield on Income Assets (as measured by the 10-yr US Treasury) has climbed from a low of 0.50% in August 2021 to a current rate of 2.94% as of April 30, 2022.13

We’re sure you are well aware that the Funds’ portfolios have not been immune to this shift in market sentiment. We’ll address this in more detail later in this letter, but at the heart of the problem is that for the past 10 years, with the exception of a few short periods in 2015 and 2018, the market has rewarded Growth Assets with ever expanding valuations. By November 2021, valuations for Growth Assets had become extremely stretched across most markets. For most of the Grandeur Peak portfolios, this ballooning of valuation was a key driver of outperformance in 2020 and 2021. But now the pendulum is swinging back the other way. While the corrections in valuations we’re seeing across the Funds aren’t surprising per se, the Funds suffered from a quick reversal in the valuation of their holdings despite the fundamentals of companies held by the Funds generally remaining strong.

[8]	The S&P 500 Growth index is a subset of the broader S&P 500 Index, which includes 500 leading companies and covers approximately 80% of the available US market capitalization. Inclusion to the Growth index is based on three factors: sales growth, the ratio of earnings change to price, and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments.
[9]	The S&P 500 Value index is a subset of the broader S&P 500 Index, which includes 500 leading companies and covers approximately 80% of the available US market capitalization. Inclusion to the Value index is based on three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments.
[10]	The Russell 2000 Growth Index is a subset of the Russell 2000 Index, which measures the performance of about 2,000 of the smallest publicly traded companies in the US. The Russell 2000 Growth Index includes companies that display signs of above-average growth.
[11]	The Russell 2000 Value Index is a subset of the Russell 2000 Index, which measures the performance of about 2,000 of the smallest publicly traded companies in the US. Included in the Russell 2000 Value Index are stocks from the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.
[12]	TOPIX (the Tokyo Price Index) is a metric for stock prices on the Tokyo Stock Exchange (TSE). TOPIX is a capitalization-weighted index that lists all firms in the "first section" of the TSE, a section that organizes all large firms on the exchange into one group. The second section of the TSE pools all of the smaller remaining companies.
[13]	Source: CNBC (https://www.cnbc.com/quotes/US10Y)

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2022 (Unaudited)

We’ve discussed our Quality/Valuation/Momentum (QVM) framework in past letters. This framework is a powerful tool that helps up stay vigilant in our portfolio construction. But striking the right balance between these three metrics is more art than science, and can be tricky to balance in the face of the swinging pendulum.

Fund Performance & Attribution

In hindsight, it’s now easy to see that it would have been smart to give more weight to the Valuation component of our QVM matrix coming into 2022 in order to better protect the Funds’ portfolios from the sudden market shift we’ve experienced. For the most part, we let the Funds’ winners run and trusted that their high quality would continue to justify their valuations. Yes, we trimmed when things felt too pricey, including meaningful trims late in 2021, but we should have perhaps been more aggressive; although taking significant profits is easier said than done. Finding good rotation options, managing liquidity and transaction costs, and realizing capital gains are factors we also weigh in making portfolio changes.

The Funds particularly struggled this year in the Consumer tranche. After a stellar 2020 and early 2021, this year has been very challenging. Our preferred company profile for the Funds has clearly been out of favor. E-commerce in particular, a favorite consumer theme, has not been able to keep up with its rapid growth in the early innings of the pandemic. In hindsight, the market likely over-rewarded these companies at that time. Price multiples became very stretched. We saw the high valuations and we trimmed, but we knew these were the companies we wanted the Funds to hold long-term, so we were willing to ride out the rough year-over-year growth comparisons. This has clearly hurt the Funds’ performance this year.

However, we’re not swayed from our preferred company profiles. We believe these are asset-light, innovative businesses with scalable models and strong balance sheets. The stats of e-commerce retailers held by the Funds imply that many of their newly acquired customers are exhibiting brand loyalty, which we view as a huge positive. We think it will continue to be a challenging sector in the short term, but it now feels like the pendulum has swung too far in penalizing these companies. While multiples have fallen sharply, company fundamentals have been resilient. We believe the challenging environment will allow the Funds’ holdings to improve their positioning, setting them up for long-term success.

We believe this is the time to double down on the Grander Peak process across all industries. Much of our team’s focus during the market sell-off has been on screening, using our watch lists, revisiting the long-term models for each of the Funds’ companies, and staying true to our process. A key opportunity right now is allocating capital, as the correction has made so many companies look attractive. As of 4/30, we’re seeking to focus on the companies that have pulled back due to multiple compression (i.e. having been unfairly punished in our estimation), and not on those with fundamental issues. Our goal remains for the Funds to own what we believe to be the best micro to mid-cap companies in the world.

Specific to direct Russian and Ukrainian holdings, late last year the Emerging Markets Opportunities Fund had exposure to a few companies at an underweight to the benchmark, but nothing in the rest of our funds. We began trimming the largest of these holdings in December and the Fund was fully out of all Russian-related positions by February. We also held a meaningful weight across several of the Funds in a US domiciled and listed global IT Services company with exposure to both Russia and Ukraine, which was also fully exited in Q1.

Emerging Markets Opportunities: For the year, the Institutional share class was down 15.82%, giving back some of last year’s 60.30% gain. The benchmark was down 8.41% for the year. The Fund lost ground in India, and struggled in Brazil and Hong Kong, but outperformed in Russia given the Fund’s underweight there. Across sectors, the Fund struggled in Consumer and was hurt by its overweight to Health Care, while the Fund’s brightest spot was Financials.

Global Contrarian: For the year, the Fund was down 6.51%, giving back some of last year’s 78.51% gain. The benchmark was down 4.26% for the year. The Fund’s overweight and underperformance in Japan drove the underperformance for the Fund. The Fund’s best outperformance came from its US holdings. Across sectors, the Fund was overweight and underperformed in Consumer, but made up some ground in Technology and Financials.

Global Micro Cap: For the year, the Fund was down 24.19%, giving back some of last year’s 102.43% gain. The benchmark was down 11.08% for the year. The Fund underperformed in Asia Pacific, specifically Japan and Australia, and in Western Europe. The Fund saw positive performance with small holdings in Oman, Indonesia, and Georgia, but it was not nearly enough to counterbalance the weakness across much of the world. By Industry, it was the reversal in the Fund’s Consumer names that lead to much of the Fund’s underperformance.

Global Opportunities/International Opportunities: For the year, the Global Opportunities Institutional share class was down -19.30%, giving back some of last year’s +83.44% gain. The benchmark was down -11.08%. The International Opportunities Fund Institutional share class was down 21.38%, giving back some of last year’s 76.29% gain. The benchmark was down 10.15%. The Funds were hurt most by Western Europe, particularly an overweighting and underperformance in Germany. The Funds also saw underperformance in Australia. The Consumer sector was the primary detractor for the Funds, with Health Care delivering the best relative performance for the year.

Annual Report | April 30, 2022	3

Grandeur Peak Funds®	Shareholder Letter

April 30, 2022 (Unaudited)

Global Reach: For the year, the Institutional share class was down 19.99%, giving back some of last year’s 77.81% gain. The benchmark was down 11.08%. The Fund’s overweight and underperformance in Western Europe and Asia Pacific drove the underperformance for the Fund. It was in the Consumer and Tech sectors where the Fund saw the largest sector underperformance.

Global Stalwarts/International Stalwarts: For the year, the Global Stalwarts Institutional share class was down 21.26%, giving back some of last year’s 68.62% gain. The benchmark was down 8.32%. The International Stalwarts Fund Institutional share class was down -18.86%, giving back some of last year’s 67.61% gain. The benchmark was down 12.02%. Asia Pacific was a tough region for the Funds this year, particularly Japan. US performance was a meaningful detractor for the Global Stalwarts Fund. Both Funds struggled in Industrials, while Global Stalwarts also underperformed in Health Care.

US Stalwarts: For the year, the Fund was down 20.93%, giving back some of last year’s 73.67% gain. The benchmark was down 4.91% for the year. The Fund underperformed broadly, with the largest underperformance coming in Health Care and Industrials. The Fund’s largest sector allocation was to Technology, where performance was just slightly below the benchmark.

Business Update

Given the recent volatility in financial markets, we are grateful to have seen minimal asset outflow. What a nice advantage this provides us, allowing us to stay focused on the Funds’ portfolios and the opportunities the sell-off is presenting, knowing that our clients take the same long-term view. Thank you.

With the upcoming college graduating class, Grandeur Peak is pleased to have two of Grandeur Peak’s interns joining us full time. Alexis Watson graduated from BYU’s Marriott School of Business with a BS in Finance. While at BYU, she served as Co-President of the Private Equity & Markets Association and was active in several finance-related clubs. She maintained Dean’s List status (top 5%) over all four years and received the Outstanding Student Award for the undergraduate school of Business, an award given to one student in each program. As a full-time Research Analyst, Alex will continue as a member of the team covering Europe and as part of Grandeur Peak’s Sustainability team. Jacob Grant also graduated with a BS in Finance from Brigham Young University. Originally a part of Grandeur Peak’s Client Relations team, Jacob recently transitioned to Grandeur Peak’s Director of Research (DOR) group. Jacob was involved in the Student Investment Fund at BYU and maintained a 4.0 GPA throughout college. He’s led out in building Grandeur Peak’s Peer Group studies and other projects that have enhanced Grandeur Peak’s Research process.

As travel restrictions continue to ease around the world, we have begun travelling and engaging with management teams in person again. It’s great to be back on the road, and the coming year is filled with planned company visits across many parts of the world.

As always, please feel free to reach out any time with any questions, requests or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

Must be proceeded by or accompanied by a prospectus.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	-16.01%	7.97%	5.41%	5.80%	1.77%	1.77%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	-15.82%	8.23%	5.65%	6.03%	1.52%	1.52%
MSCI Emerging Markets SMID Cap Index(d)	-8.41%	6.78%	5.54%	4.30%
MSCI Emerging Markets IMI Index(e)	-16.56%	3.49%	4.94%	3.94%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2022	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	68.8%
North America	7.0%
Latin America	9.7%
Europe	4.5%
Africa/Middle East	3.7%
Cash, Cash Equivalents, & Other Net Assets	6.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
WNS Holdings, Ltd.	3.5%
Silergy Corp.	2.9%
Dino Polska SA	2.4%
Metropolis Healthcare, Ltd.	2.2%
Genpact, Ltd.	2.1%
Wilcon Depot, Inc.	1.9%
FPT Corp.	1.8%
Bizlink Holding, Inc.	1.5%
Techtronic Industries Co., Ltd.	1.4%
Globant SA	1.4%
Total	21.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2022	7

Grandeur Peak Global Contrarian Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

		Since Inception(a)	Expense Ratio(b)
	1 Year		Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	-6.51%	15.83%	1.87%	1.35%
MSCI All Country World Index Small Cap Value(d)	-4.26%	9.48%
MSCI All Country World Index Small Cap(e)	-11.08%	9.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2022	9

Grandeur Peak Global Contrarian Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	30.4%
North America	27.7%
Japan	18.6%
Europe	16.1%
Australia/New Zealand	4.7%
Latin America	4.0%
Africa/Middle East	0.5%
Cash, Cash Equivalents, & Other Net Assets	-2.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Seria Co., Ltd.	4.8%
Hackett Group, Inc.	4.2%
Plumas Bancorp	4.1%
Beenos, Inc.	3.6%
Riverstone Holdings, Ltd.	3.5%
Plover Bay Technologies, Ltd.	3.1%
O2Micro International, Ltd.	3.1%
Wistron Information Technology & Services Corp.	2.3%
Bank of NT Butterfield & Son, Ltd.	2.2%
Japan Lifeline Co., Ltd.	2.1%
Total	33.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

	Since Inception(a)	Expense Ratio(b)
		Gross	Net(c)
Grandeur Peak Global Explorer Fund – Institutional (GPGEX)	-22.00%	1.81%	1.25%
MSCI All Country World Index Small Cap(d)	-10.02%
MSCI All Country World Index IMI(e)	-10.98%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2021.
(b)	Ratios as of the Prospectus dated December 16, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index T captures large, mid and small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 9,189 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2022	11

Grandeur Peak Global Explorer Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	29.0%
Europe	27.3%
Asia ex Japan	20.3%
Japan	10.2%
Latin America	3.4%
Australia/New Zealand	2.6%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	6.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	1.2%
Impax Asset Management Group PLC	1.0%
FPT Corp.	1.0%
Silergy Corp.	0.9%
Musti Group Oyj	0.9%
Dechra Pharmaceuticals PLC	0.9%
CVS Group PLC	0.8%
Endava PLC	0.8%
Figs, Inc.	0.8%
WNS Holdings, Ltd.	0.8%
Total	9.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2022	13

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	-24.19%*	14.72%	10.40%	11.10%	2.02%	2.00%
MSCI All Country World Index Small Cap(d)	-11.08%	8.34%	7.91%	8.95%
MSCI World Micro Cap Index(e)	-14.69%	9.99%	7.64%	9.05%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2022. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2022	15

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	36.5%
North America	17.8%
Asia ex Japan	20.6%
Japan	15.8%
Australia/New Zealand	3.6%
Africa/Middle East	0.7%
Cash, Cash Equivalents, & Other Net Assets	5.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
SwedenCare AB	3.7%
Joint Corp.	1.9%
Fiducian Group, Ltd.	1.8%
Musti Group Oyj	1.8%
Esquire Financial Holdings, Inc.	1.7%
Sun*, Inc.	1.7%
Self Storage Group ASA	1.7%
Beenos, Inc.	1.6%
Bowman Consulting Group, Ltd.	1.5%
LeMaitre Vascular, Inc.	1.5%
Total	18.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

					Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years		Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	-19.49%	13.12%	10.96%	12.20%	13.08%	1.60%	1.60%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	-19.30%	13.43%	11.19%	12.46%	13.37%	1.35%	1.35%
MSCI All Country World Index Small Cap(d)	-11.08%	8.34%	7.91%	9.35%	10.23%
MSCI All Country World Index IMI(e)	-5.82%	9.73%	9.73%	9.72%	10.40%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2022	17

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	38.9%
North America	28.6%
Asia ex Japan	18.0%
Japan	9.8%
Latin America	2.1%
Africa/Middle East	1.0%
Australia/New Zealand	0.3%
Cash, Cash Equivalents, & Other Net Assets	1.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	2.6%
B&M European Value Retail SA	2.4%
WNS Holdings, Ltd.	2.4%
Littelfuse, Inc.	2.2%
Virbac SA	1.9%
CVS Group PLC	1.8%
Dechra Pharmaceuticals PLC	1.7%
Silergy Corp.	1.7%
Qualys, Inc.	1.5%
Vietnam Technological & Commercial Joint Stock Bank	1.5%
Total	19.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2022	19

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	-20.17%	11.04%	9.79%	10.66%	1.52%	1.50%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	-19.99%	11.30%	10.05%	10.92%	1.27%	1.25%
MSCI All Country World Small Cap Index(d)	-11.08%	8.34%	7.91%	8.66%
MSCI All Country World IMI Index(e)	-5.82%	9.73%	9.73%	9.27%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Supplement dated December 30, 2021, to the Prospectus and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.50% and 1.25% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2022	21

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	32.8%
Europe	32.4%
Asia ex Japan	18.0%
Japan	7.1%
Latin America	3.9%
Australia/New Zealand	1.8%
Africa/Middle East	1.2%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	1.5%
Figs, Inc.	1.5%
Vietnam Technological & Commercial Joint Stock Bank	1.3%
B&M European Value Retail SA	1.3%
First Republic Bank	1.2%
Impax Asset Management Group PLC	1.2%
EQT AB	1.1%
Dino Polska SA	1.1%
BayCurrent Consulting, Inc.	1.1%
Silergy Corp.	1.1%
Total	12.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)*	-21.45%	8.92%	9.52%	11.07%	1.21%	1.21%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)*	-21.26%	9.18%	9.78%	11.35%	0.96%	0.96%
MSCI All Country World Mid Cap Index(d)	-8.32%	8.24%	8.09%	9.09%
MSCI All Country World Small Cap Index(e)	-11.08%	8.34%	7.91%	9.42%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2022	23

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	43.5%
Europe	30.3%
Asia ex Japan	15.8%
Japan	5.5%
Latin America	3.4%
Australia/New Zealand	0.6%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	3.7%
Silergy Corp.	3.3%
Littelfuse, Inc.	2.7%
B&M European Value Retail SA	2.7%
Endava PLC	2.6%
Globant SA	2.3%
Dechra Pharmaceuticals PLC	2.3%
WNS Holdings, Ltd.	2.3%
SVB Financial Group	2.2%
Paycom Software, Inc.	2.0%
Total	26.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2022	25

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

					Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years		Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	-21.60%	9.11%	7.49%	10.24%	11.11%	1.61%	1.61%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	-21.38%	9.37%	7.71%	10.50%	11.36%	1.36%	1.36%
MSCI All Country World Index ex USA Small Cap Index(d)	-10.15%	7.44%	6.24%	7.06%	7.48%
MSCI All Country World IMI ex USA Index(e)	-9.93%	5.13%	5.54%	5.72%	6.12%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2022	27

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	49.2%
Asia ex Japan	22.9%
Japan	13.8%
North America	5.4%
Latin America	2.1%
Australia/New Zealand	1.9%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	3.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	2.4%
WNS Holdings, Ltd.	2.3%
Virbac SA	2.2%
CVS Group PLC	2.0%
B&M European Value Retail SA	1.9%
Uniphar PLC	1.8%
Silergy Corp.	1.7%
Dechra Pharmaceuticals PLC	1.7%
Ultra Electronics Holdings PLC	1.6%
Metropolis Healthcare, Ltd.	1.5%
Total	19.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)*	-19.07%	9.94%	9.27%	11.27%	1.15%	1.15%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)*	-18.86%	10.24%	9.55%	11.55%	0.90%	0.90%
MSCI All Country World ex USA Mid Cap Index(d)	-12.02%	4.26%	4.67%	6.17%
MSCI All Country World ex USA Small Index(e)	-10.15%	7.44%	6.24%	7.82%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2022	29

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	48.0%
Asia ex Japan	25.1%
North America	10.6%
Japan	8.4%
Latin America	4.2%
Australia/New Zealand	0.9%
Africa/Middle East	0.3%
Cash, Cash Equivalents, & Other Net Assets	2.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	4.2%
B&M European Value Retail SA	4.2%
Dechra Pharmaceuticals PLC	3.8%
WNS Holdings, Ltd.	3.5%
Endava PLC	3.3%
Globant SA	2.6%
St. James's Place PLC	2.5%
Alten SA	2.4%
Techtronic Industries Co., Ltd.	2.1%
Dino Polska SA	2.1%
Total	30.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2022	31

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

		Since Inception(a)	Expense Ratio(b)
	1 Year		Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	-20.93%	32.23%	1.11%	1.00%
MSCI USA Mid Cap Index(d)	-4.91%	36.53%
MSCI USA Small Cap Index(e)	-11.97%	37.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of March 19, 2020.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2022	33

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	88.2%
Asia ex Japan	4.1%
Europe	3.9%
Latin America	2.9%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	4.3%
Littelfuse, Inc.	3.3%
Paycom Software, Inc.	3.3%
PJT Partners, Inc.	3.0%
Endava PLC	2.9%
Globant SA	2.9%
SVB Financial Group	2.5%
Global Industrial Co.	2.3%
Pool Corp.	2.3%
Qualys, Inc.	2.2%
Total	29.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2022

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2021 through April 30, 2022.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2022	35

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2022

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expense Ratio(a)	Expenses Paid During period November 1, 2021 - April 30, 2022(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$800.60	1.70%	$7.59
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	1.70%	$8.50
Institutional Class
Actual	$1,000.00	$801.70	1.46%	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.46%	$7.30
Grandeur Peak Global Contrarian Fund
Institutional Class
Actual	$1,000.00	$872.10	1.35%	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Grandeur Peak Global Explorer Fund
Institutional Class
Actual	$1,000.00	$1,000.00	0.93%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	0.93%	$4.66
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$719.50	2.01%	$8.57
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	2.01%	$10.04
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$739.30	1.48%	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	1.48%	$7.40
Institutional Class
Actual	$1,000.00	$739.80	1.24%	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.24%	$6.21
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$723.60	1.50%	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
Institutional Class
Actual	$1,000.00	$724.30	1.25%	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$678.50	1.19%	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	1.19%	$5.96
Institutional Class
Actual	$1,000.00	$679.30	0.94%	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	0.94%	$4.71
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$730.30	1.50%	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
Institutional Class
Actual	$1,000.00	$731.40	1.26%	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.26%	$6.31
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$696.60	1.16%	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	1.16%	$5.81
Institutional Class
Actual	$1,000.00	$697.40	0.91%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	0.91%	$4.56
Grandeur Peak US Stalwarts Fund
Institutional Class
Actual	$1,000.00	$682.50	0.87%	$3.63

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2022

	November 1, 2021 (continued)			November 1, 2021 (continued)
Hypothetical (5% return before expenses)	$1,000.00	$ 1,020.48	0.87%	$4.36

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2022	37

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (93.68%)
Argentina (2.07%)
Globant SA(a)	31,131	$6,723,984
MercadoLibre, Inc.(a)	3,617	3,521,620
		10,245,604

Bangladesh (0.92%)
Square Pharmaceuticals, Ltd.	1,759,296	4,588,078

Brazil (6.61%)
CI&T, Inc., Class A(a)	254,514	3,234,873
Hypera SA(a)	634,000	4,829,426
Instituto Hermes Pardini SA	1,092,400	3,939,662
Locaweb Servicos de Internet SA(a)(b)(c)	1,711,800	2,499,863
Pagseguro Digital, Ltd., Class A(a)	169,251	2,489,682
Patria Investments, Ltd., Class A	334,840	5,461,240
Pet Center Comercio e Participacoes SA	1,165,703	3,600,418
Raia Drogasil SA	825,800	3,494,318
TOTVS SA	499,900	3,221,476
		32,770,958

China (14.17%)
Angelalign Technology, Inc.(b)(c)	202,400	2,847,680
ANTA Sports Products, Ltd.	183,400	2,107,724
Chaoju Eye Care Holdings, Ltd.	2,229,400	1,075,332
CSPC Pharmaceutical Group, Ltd.	4,336,720	4,433,630
Guangzhou KDT Machinery Co., Ltd., Class A	728,171	2,154,861
Guangzhou Kingmed Diagnostics Group Co., Ltd.	161,747	1,989,381
Hangzhou Robam Appliances Co., Ltd., Class A	1,123,400	5,232,115
Hangzhou Tigermed Consulting Co., Ltd., Class A	182,434	2,451,777
JD.com, Inc., Class A(a)	116,300	3,626,066
Li Ning Co., Ltd.	342,900	2,672,621
Man Wah Holdings, Ltd.	4,059,500	3,799,393
ManpowerGroup Greater China, Ltd.(c)	2,266,500	2,570,645
O2Micro International, Ltd., ADR(a)	746,299	2,447,861
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	58,200	2,751,812
Silergy Corp.	162,822	14,496,444
Suofeiya Home Collection Co., Ltd., Class A	1,336,859	4,118,388
TK Group Holdings, Ltd.	10,499,117	3,001,365
	Shares	Value (Note 2)
China (continued)
WuXi AppTec Co., Ltd., Class H(b)(c)	377,200	$5,130,598
Wuxi Biologics Cayman, Inc.(a)(b)(c)	462,000	3,409,937
		70,317,630

Colombia (1.06%)
Parex Resources, Inc.	269,031	5,243,869

Egypt (0.44%)
African Export-Import Bank, GDR	180,662	538,373
Integrated Diagnostics Holdings PLC(b)(c)	1,484,400	1,630,451
		2,168,824

Greece (1.42%)
JUMBO SA	196,300	3,181,613
Sarantis SA	506,408	3,871,211
		7,052,824

Hong Kong (2.15%)
Plover Bay Technologies, Ltd.(c)	8,956,000	3,692,873
Techtronic Industries Co., Ltd.	522,600	6,975,720
		10,668,593

India (20.99%)
Avenue Supermarts, Ltd.(a)(b)(c)	42,817	2,193,309
Cartrade Tech, Ltd.(a)	138,071	1,162,552
Cera Sanitaryware, Ltd.	91,839	4,990,065
City Union Bank, Ltd.	1,756,435	3,128,841
Computer Age Management Services, Ltd.	203,629	6,538,766
EPL, Ltd.	1,135,862	2,496,884
FSN E-Commerce Ventures, Ltd.(a)	66,552	1,457,159
Gufic Biosciences, Ltd.	926,488	3,184,513
Gulf Oil Lubricants India, Ltd.	157,066	872,770
HCL Technologies, Ltd.	453,603	6,353,408
HDFC Asset Management Co., Ltd.(b)(c)	93,838	2,484,698
HDFC Bank, Ltd.	290,335	5,205,078
Home First Finance Co. India, Ltd.(a)(b)(c)	502,237	4,593,700
IndiaMart InterMesh, Ltd.(b)(c)	73,323	4,666,192
Kotak Mahindra Bank, Ltd.	117,654	2,728,413
L&T Technology Services, Ltd.(b)(c)	70,137	3,709,630
Larsen & Toubro Infotech, Ltd.(b)(c)	53,731	3,363,443
Marico, Ltd.	345,835	2,350,556
Metropolis Healthcare, Ltd.(b)(c)	355,418	11,038,889

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
India (continued)
Nippon Life India Asset Management, Ltd.(b)(c)	1,148,380	$4,723,590
Polycab India, Ltd.	175,040	5,650,983
Tarsons Products, Ltd.(a)	442,857	4,005,550
WNS Holdings, Ltd., ADR(a)	219,876	17,231,682
		104,130,671

Indonesia (6.37%)
Ace Hardware Indonesia Tbk PT	37,757,000	2,721,671
Arwana Citramulia Tbk PT	45,188,500	3,260,032
Avia Avian Tbk PT	64,626,800	3,655,513
Bank Central Asia Tbk PT	10,552,500	5,918,598
Bank Tabungan Pensiunan Nasional Syariah	17,451,900	4,143,916
Metrodata Electronics Tbk PT	71,485,300	3,521,130
Selamat Sempurna Tbk PT	47,420,300	5,102,826
Ultrajaya Milk Industry & Trading Co. Tbk PT	30,552,300	3,277,149
		31,600,835

Kenya (0.65%)
Safaricom PLC	11,096,600	3,200,892

Malaysia (0.20%)
Scicom MSC Bhd	3,545,500	974,076

Mexico (2.42%)
GMexico Transportes SAB de CV(b)(c)	1,200,100	2,254,175
Grupo Aeroportuario del Centro Norte SAB de CV	632,400	4,407,416
Regional SAB de CV	882,000	5,323,595
		11,985,186

Philippines (4.72%)
AllHome Corp.	20,298,765	3,063,051
Concepcion Industrial Corp.	1,861,792	706,000
Philippine Seven Corp.	1,023,000	1,256,772
Puregold Price Club, Inc.	8,060,000	5,078,321
Robinsons Land Corp.	10,577,000	3,841,910
Wilcon Depot, Inc.	17,692,900	9,489,536
		23,435,590

Poland (3.10%)
Dino Polska SA(a)(b)(c)	181,551	11,744,862
LiveChat Software SA	171,172	3,655,359
		15,400,221

Singapore (0.71%)
Riverstone Holdings, Ltd.	5,069,200	3,537,205

South Africa (2.61%)
Clicks Group, Ltd.	216,900	4,268,916
Italtile, Ltd.	3,636,472	3,936,519
	Shares	Value (Note 2)
South Africa (continued)
Transaction Capital, Ltd.	1,481,446	$4,738,188
		12,943,623

South Korea (2.08%)
Hyundai Ezwel Co., Ltd.	327,272	2,768,503
LEENO Industrial, Inc.	19,622	2,719,975
Suprema, Inc.(a)	97,329	1,871,612
Tokai Carbon Korea Co., Ltd.	26,784	2,977,788
		10,337,878

Taiwan (9.79%)
Bioteque Corp.	1,036,000	3,872,772
Brighten Optix Corp.	315,000	2,579,180
eMemory Technology, Inc.	52,700	2,214,819
FineTek Co., Ltd.	683,970	2,126,853
GEM Services, Inc./Tw	1,147,000	3,041,207
M3 Technology, Inc.	565,000	2,958,537
momo.com, Inc.	111,400	2,940,646
Poya International Co., Ltd.	567,840	6,037,805
Realtek Semiconductor Corp.	191,000	2,591,777
Sinbon Electronics Co., Ltd.	462,000	4,058,008
Sporton International, Inc.	869,148	5,342,732
Voltronic Power Technology Corp.	143,108	6,261,102
Wistron Information Technology & Services Corp.	1,552,400	4,543,528
		48,568,966

Thailand (1.87%)
Humanica PCL	9,664,000	3,323,330
Netbay PCL	2,654,200	2,366,487
TQM Corp. PCL	2,463,700	3,572,146
		9,261,963

United States (4.58%)
Bizlink Holding, Inc.	738,000	7,385,217
Frontage Holdings Corp.(a)(b)(c)	16,324,082	4,821,269
Genpact, Ltd.	261,023	10,511,396
		22,717,882

Vietnam (4.75%)
FPT Corp.	1,917,857	8,708,209
Lix Detergent JSC	437,310	945,519
Orient Commercial Joint Stock Bank(a)	4,016,750	4,160,099
Vietnam Dairy Products JSC	22	71
Vietnam Technological & Commercial Joint Stock Bank(a)	3,440,269	6,555,277

See Notes to Financial Statements.

Annual Report | April 30, 2022	39

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Vietnam (continued)
Vincom Retail JSC(a)	2,386,220	$3,197,729
		23,566,904

TOTAL COMMON STOCKS
(Cost $368,897,624)		464,718,272

TOTAL INVESTMENTS (93.68%)
(Cost $368,897,624)		$464,718,272

Other Assets In Excess Of Liabilities (6.32%)		31,358,333

NET ASSETS (100.00%)		$496,076,605

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $71,112,286, representing 14.33% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $77,375,804, representing 15.60% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2022)
Technology	27.9%
Consumer	21.5%
Health Care	14.5%
Financials	14.2%
Industrials	13.1%
Energy & Materials	2.5%
Cash, Cash Equivalents, & Other Net Assets	6.3%
Total	100%
Industry Composition (April 30, 2022)
IT Services	14.9%
Banks	7.5%
Semiconductors & Semiconductor Equipment	6.1%
Food & Staples Retailing	5.7%
Specialty Retail	5.2%
Electrical Equipment	4.3%
Life Sciences Tools & Services	4.0%
Health Care Providers & Services	3.9%
Pharmaceuticals	3.4%
Health Care Equipment & Supplies	3.2%
Software	3.1%
Household Durables	2.7%
Capital Markets	2.6%
Internet & Direct Marketing Retail	2.5%
Electronic Equipment, Instruments & Components	2.5%
Machinery	2.4%
Professional Services	2.4%
Building Products	1.8%
Real Estate Management & Development	1.5%
Multiline Retail	1.2%
Food Products	1.2%
Oil, Gas & Consumable Fuels	1.1%
Textiles, Apparel & Luxury Goods	1.0%
Auto Components	1.0%
Other Industries (each less than 1%)	8.5%
Cash and Other Assets, Less Liabilities	6.3%
Total	100.0%

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (101.97%)
Australia (4.69%)
Atturra, Ltd.(a)	1,252,634	$647,417
Fiducian Group, Ltd.	312,231	1,753,822
Kogan.com, Ltd.	231,477	629,221
QANTM Intellectual Property, Ltd.	2,514,634	1,942,253
		4,972,713

Bangladesh (1.08%)
Square Pharmaceuticals, Ltd.	439,690	1,146,670

Brazil (2.03%)
Patria Investments, Ltd., Class A	132,093	2,154,437

Britain (12.74%)
B&M European Value Retail SA	250,989	1,537,832
boohoo Group PLC(a)	1,500,000	1,518,564
City of London Investment Group PLC	174,447	1,015,808
CVS Group PLC	50,000	1,128,739
FRP Advisory Group PLC	568,197	905,476
IG Group Holdings PLC	160,642	1,641,773
K3 Capital Group PLC	132,654	408,674
Manolete Partners PLC	238,050	758,107
On the Beach Group PLC(a)(b)(c)	350,262	1,004,673
Premier Miton Group PLC	567,200	998,516
Ultra Electronics Holdings PLC	24,251	987,699
Victorian Plumbing Group PLC(a)	2,147,586	1,612,121
		13,517,982

Canada (1.98%)
BioSyent, Inc.(a)	113,187	810,587
Guardian Capital Group, Ltd., Class A	50,000	1,288,678
		2,099,265

China (8.59%)
Chaoju Eye Care Holdings, Ltd.	884,000	426,390
CSPC Pharmaceutical Group, Ltd.	818,000	836,279
ManpowerGroup Greater China, Ltd.(c)	999,000	1,133,057
O2Micro International, Ltd., ADR(a)	999,251	3,277,544
TK Group Holdings, Ltd.	5,575,283	1,593,797
Xin Point Holdings, Ltd.(c)	7,076,984	1,844,727
		9,111,794

Colombia (1.93%)
Parex Resources, Inc.	105,214	2,050,799
	Shares	Value (Note 2)
France (1.01%)
Neurones	16,588	$631,734
Thermador Groupe	4,347	440,244
		1,071,978

Greece (1.28%)
Kri-Kri Milk Industry SA	185,964	1,358,783

Hong Kong (3.11%)
Plover Bay Technologies, Ltd.(c)	7,996,939	3,297,418

India (2.01%)
Gulf Oil Lubricants India, Ltd.	92,873	516,068
Mahanagar Gas, Ltd.(c)	52,813	528,534
Time Technoplast, Ltd.	876,580	1,091,615
		2,136,217

Indonesia (1.05%)
Map Aktif Adiperkasa PT(a)	2,890,100	612,485
Selamat Sempurna Tbk PT	4,625,200	497,711
		1,110,196

Italy (0.56%)
Banca Sistema SpA(b)(c)	251,035	534,263
Piovan SpA(b)(c)	6,717	63,775
		598,038

Japan (18.59%)
AIT Corp.	42,000	510,873
Amuse, Inc.	46,000	693,786
Beenos, Inc.	277,900	3,834,877
Central Automotive Products, Ltd.	42,900	690,538
Copro-Holdings Co., Ltd.	82,800	639,932
Gakujo Co., Ltd.	71,000	499,883
Japan Lifeline Co., Ltd.	268,700	2,239,696
MCJ Co., Ltd.	94,500	618,103
Medikit Co., Ltd.	98,600	1,753,273
Naigai Trans Line, Ltd.	42,800	614,506
Seria Co., Ltd.	261,100	5,106,046
Synchro Food Co., Ltd.(a)	250,000	518,730
System Information Co., Ltd.	87,800	652,002
Trancom Co., Ltd.	10,600	552,304
YAMADA Consulting Group Co., Ltd.	88,100	808,545
		19,733,094

Mexico (0.46%)
Regional SAB de CV	80,700	487,091

Netherlands (0.52%)
Flow Traders(b)(c)	16,850	550,083

Philippines (1.66%)
AllHome Corp.	3,200,000	482,875

See Notes to Financial Statements.

Annual Report | April 30, 2022	41

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Philippines (continued)
Concepcion Industrial Corp.	1,376,400	$521,937
Pryce Corp.	7,013,600	754,696
		1,759,508

Singapore (3.51%)
Riverstone Holdings, Ltd.	5,343,975	3,728,939

South Africa (0.46%)
Italtile, Ltd.	453,471	490,887

Taiwan (6.25%)
Bioteque Corp.	465,773	1,741,151
FineTek Co., Ltd.	218,924	680,760
Fuzetec Technology Co., Ltd.	309,363	665,384
GEM Services, Inc./Tw	148,000	392,414
Tofu Restaurant Co., Ltd.	150,989	748,569
Wistron Information Technology & Services Corp.	822,600	2,407,566
		6,635,844

United States (25.26%)
Bank of NT Butterfield & Son, Ltd.	73,081	2,340,784
Barrett Business Services, Inc.	14,700	1,057,959
Bizlink Holding, Inc.	150,000	1,501,060
Bowman Consulting Group, Ltd.(a)	49,998	834,467
Cardiovascular Systems, Inc.(a)	72,137	1,348,962
Esquire Financial Holdings, Inc.	45,157	1,625,652
Evolution Petroleum Corp.	249,547	1,574,642
Global Industrial Co.	24,821	765,976
Hackett Group, Inc.	189,998	4,463,053
Healthcare Services Group, Inc.	76,297	1,303,916
Kimball International, Inc., Class B	100,827	774,351
Littelfuse, Inc.	4,989	1,143,728
Ollie's Bargain Outlet Holdings, Inc.(a)	32,007	1,537,936
Plumas Bancorp	123,792	4,357,479
Sprouts Farmers Market, Inc.(a)	47,153	1,405,159
TriMas Corp.	26,356	778,556
		26,813,680

Vietnam (3.20%)
FPT Corp.	267,289	1,213,651
Lix Detergent JSC	91,600	198,051
Orient Commercial Joint Stock Bank(a)	1,073,775	1,112,096
	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	455,100	$867,172
		3,390,970

TOTAL COMMON STOCKS
(Cost $114,978,992)		108,216,386

TOTAL INVESTMENTS (101.97%)
(Cost $114,978,992)		$108,216,386

Liabilities In Excess Of Other Assets (-1.97%)		(2,087,865)

NET ASSETS (100.00%)		$106,128,521

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $2,152,794, representing 2.03% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $8,956,530, representing 8.44% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2022

Sector Composition (April 30, 2022)
Consumer	23.5%
Financials	21.2%
Technology	19.6%
Industrials	16.6%
Health Care	14.3%
Energy & Materials	6.3%
Utilities	0.5%
Cash, Cash Equivalents, & Other Net Assets	-2.0%
Total	100%

Industry Composition (April 30, 2022)
Banks	10.7%
Capital Markets	10.5%
Health Care Equipment & Supplies	10.1%
IT Services	8.9%
Multiline Retail	7.6%
Internet & Direct Marketing Retail	7.1%
Professional Services	6.1%
Oil, Gas & Consumable Fuels	4.1%
Semiconductors & Semiconductor Equipment	3.5%
Communications Equipment	3.1%
Pharmaceuticals	2.7%
Auto Components	2.2%
Electrical Equipment	2.0%
Commercial Services & Supplies	2.0%
Containers & Packaging	1.7%
Electronic Equipment, Instruments & Components	1.7%
Hotels, Restaurants & Leisure	1.6%
Machinery	1.6%
Health Care Providers & Services	1.5%
Specialty Retail	1.5%
Food Products	1.3%
Food & Staples Retailing	1.3%
Trading Companies & Distributors	1.1%
Other Industries (each less than 1%)	8.1%
Cash and Other Assets, Less Liabilities	-2.0%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2022	43

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (93.72%)
Argentina (0.50%)
Globant SA(a)	220	$47,518

Australia (2.63%)
Atturra, Ltd.(a)	61,650	31,863
EQT Holdings, Ltd.	1,256	24,425
HUB24, Ltd.	1,168	19,507
Imdex, Ltd.	7,446	13,063
Kogan.com, Ltd.	14,746	40,084
Netwealth Group, Ltd.	2,531	22,917
PeopleIN, Ltd.	12,040	31,997
QANTM Intellectual Property, Ltd.	34,896	26,953
Redbubble, Ltd.(a)	21,783	17,109
Whispir, Ltd.(a)	23,984	20,722
		248,640

Belgium (1.03%)
Melexis NV	523	44,892
Warehouses De Pauw CVA	540	20,774
X-Fab Silicon Foundries SE(a)(b)(c)	4,483	31,737
		97,403

Brazil (2.53%)
Blau Farmaceutica SA	3,620	18,232
CI&T, Inc., Class A(a)	1,501	19,078
Fleury SA	9,519	27,860
Grupo Mateus SA(a)	20,660	19,766
Locaweb Servicos de Internet SA(a)(b)(c)	6,600	9,639
Pagseguro Digital, Ltd., Class A(a)	824	12,121
Patria Investments, Ltd., Class A	3,784	61,717
Pet Center Comercio e Participacoes SA	14,932	46,119
Raia Drogasil SA	5,800	24,542
		239,074

Britain (10.38%)
AB Dynamics PLC	734	13,457
Abcam PLC(a)	1,306	20,265
Ascential PLC(a)	3,506	13,900
B&M European Value Retail SA	12,326	75,523
boohoo Group PLC(a)	17,178	17,391
Bytes Technology Group PLC	2,453	13,794
CVS Group PLC	3,531	79,712
Dechra Pharmaceuticals PLC	1,791	81,160
Diploma PLC	553	18,967
Elixirr International PLC(a)	2,575	24,285
Endava PLC, ADR(a)	789	79,373
Ergomed PLC(a)	1,330	19,624
	Shares	Value (Note 2)
Britain (continued)
Foresight Group Holdings, Ltd.	8,771	$41,911
FRP Advisory Group PLC	10,132	16,146
Gresham House PLC	715	8,496
Impax Asset Management Group PLC	8,647	93,515
Intertek Group PLC	429	26,733
JTC PLC(b)(c)	5,436	52,784
K3 Capital Group PLC	10,084	31,066
Keystone Law Group PLC	4,427	37,838
Made.com Group PLC(a)(b)(c)	10,185	7,237
Marlowe PLC(a)	2,224	22,932
On the Beach Group PLC(a)(b)(c)	10,418	29,882
Pensionbee Group PLC(a)	7,202	12,870
Softcat PLC	2,271	40,109
St. James's Place PLC	1,902	30,564
Ultra Electronics Holdings PLC	311	12,667
Victorian Plumbing Group PLC(a)	8,166	6,130
Volution Group PLC	10,511	53,539
		981,870

Canada (0.87%)
Converge Technology Solutions Corp.(a)	3,200	21,497
Docebo, Inc.(a)	330	14,131
Gildan Activewear, Inc.	778	26,363
Guardian Capital Group, Ltd., Class A	392	10,103
Richelieu Hardware, Ltd.	355	10,078
		82,172

China (4.54%)
Angelalign Technology, Inc.(b)(c)	1,200	16,884
CSPC Pharmaceutical Group, Ltd.	18,000	18,402
Guangzhou KDT Machinery Co., Ltd., Class A	3,900	11,541
Guangzhou Kingmed Diagnostics Group Co., Ltd.	2,000	24,599
Hangzhou Robam Appliances Co., Ltd., Class A	8,631	40,198
Man Wah Holdings, Ltd.	45,500	42,585
O2Micro International, Ltd., ADR(a)	8,811	28,900
Shanghai Kindly Medical Instruments Co., Ltd., Class H(c)	5,900	11,468
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	700	33,097
Silergy Corp.	1,000	89,032
Suofeiya Home Collection Co., Ltd., Class A	5,800	17,868

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
China (continued)
Trip.com Group, Ltd.(a)	850	$20,072
WuXi AppTec Co., Ltd., Class H(b)(c)	3,634	52,343
Wuxi Biologics Cayman, Inc.(a)(b)(c)	3,000	22,142
		429,131

Colombia (0.41%)
Parex Resources, Inc.	1,984	38,672

Denmark (0.10%)
Ringkjoebing Landbobank A/S	73	8,952

Finland (0.98%)
Evli Oyj	467	8,966
Musti Group Oyj(a)	3,537	83,221
		92,187

France (3.31%)
Alten SA	418	56,099
Antin Infrastructure Partners SA(a)	939	24,394
BioMerieux	280	26,657
Bureau Veritas SA	750	21,545
Esker SA	209	35,205
Neurones	240	9,140
Sidetrade	60	8,830
Thermador Groupe	382	38,687
Virbac SA	177	71,463
Wavestone	404	21,249
		313,269

Germany (2.44%)
Atoss Software AG	192	27,899
Bike24 Holding AG(a)	1,000	6,462
Dermapharm Holding SE	873	49,360
hGears AG(a)	350	5,926
Mensch und Maschine Software SE	494	27,684
Nagarro SE(a)	349	49,070
Nexus AG	577	28,139
QIAGEN NV(a)	417	18,919
Westwing Group SE(a)	1,500	17,170
		230,629

Greece (0.36%)
Kri-Kri Milk Industry SA	2,300	16,806
Sarantis SA	2,300	17,582
		34,388

Hong Kong (0.67%)
Plover Bay Technologies, Ltd.(c)	53,861	22,209
	Shares	Value (Note 2)
Hong Kong (continued)
Techtronic Industries Co., Ltd.	3,100	$41,379
		63,588

India (4.63%)
Ajanta Pharma, Ltd.	831	18,661
Cartrade Tech, Ltd.(a)	1,500	12,630
Cera Sanitaryware, Ltd.	909	49,390
Computer Age Management Services, Ltd.	900	28,900
EPL, Ltd.	6,200	13,629
Gufic Biosciences, Ltd.	8,300	28,529
Gulf Oil Lubricants India, Ltd.	5,160	28,673
HDFC Asset Management Co., Ltd.(b)(c)	500	13,239
IndiaMart InterMesh, Ltd.(b)(c)	190	12,091
Kotak Mahindra Bank, Ltd.	1,285	29,799
Marico, Ltd.	2,500	16,992
Metropolis Healthcare, Ltd.(b)(c)	1,500	46,588
Nippon Life India Asset Management, Ltd.(b)(c)	7,500	30,850
Polycab India, Ltd.	500	16,142
Tarsons Products, Ltd.(a)	1,800	16,281
WNS Holdings, Ltd., ADR(a)	970	76,019
		438,413

Indonesia (1.88%)
Ace Hardware Indonesia Tbk PT	196,500	14,164
Arwana Citramulia Tbk PT	501,500	36,180
Avia Avian Tbk PT	445,300	25,188
Bank Central Asia Tbk PT	36,500	20,472
Bank Tabungan Pensiunan Nasional Syariah	56,600	13,440
Map Aktif Adiperkasa PT(a)	55,700	11,804
Metrodata Electronics Tbk PT	336,400	16,570
Selamat Sempurna Tbk PT	186,600	20,080
Ultrajaya Milk Industry & Trading Co. Tbk PT	188,000	20,165
		178,063

Ireland (1.12%)
Keywords Studios PLC	1,322	39,963
Uniphar PLC	16,038	66,324
		106,287

Israel (0.22%)
Wix.com, Ltd.(a)	281	21,204

Italy (1.26%)
DiaSorin SpA	99	12,968
FinecoBank Banca Fineco SpA	750	10,426
GVS SpA(b)(c)	2,062	17,175
Interpump Group SpA	1,181	47,748
Piovan SpA(b)(c)	941	8,934

See Notes to Financial Statements.

Annual Report | April 30, 2022	45

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Italy (continued)
Sesa SpA	154	$22,264
		119,515

Japan (10.17%)
AIT Corp.	800	9,731
BASE, Inc.(a)	4,600	12,509
BayCurrent Consulting, Inc.	200	65,573
Beenos, Inc.	3,000	41,398
Carenet, Inc.	2,800	17,827
Central Automotive Products,
Ltd.	700	11,267
Charm Care Corp.	3,000	29,971
Coconala, Inc.(a)	1,500	9,339
Confidence, Inc.	400	5,846
Cosmos Pharmaceutical Corp.	200	18,632
Create SD Holdings Co., Ltd.	400	9,149
Creema, Ltd.(a)	3,600	20,028
Cyber Security Cloud, Inc.(a)	900	14,030
eGuarantee, Inc.	2,100	34,861
ENECHANGE, Ltd.(a)	2,200	10,042
Enjin Co., Ltd.(a)	1,000	18,353
Freee KK(a)	200	5,771
Future Corp.	1,700	25,256
Gakujo Co., Ltd.	1,700	11,969
GMO Financial Gate, Inc.	100	10,056
GMO Payment Gateway, Inc.	100	8,390
GMO Pepabo, Inc.	900	14,661
gremz, Inc.	1,900	23,713
IR Japan Holdings, Ltd.	300	9,501
Japan Lifeline Co., Ltd.	1,100	9,169
M&A Capital Partners Co., Ltd.(a)	1,200	37,273
M3, Inc.	400	12,952
MarkLines Co., Ltd.	1,200	24,717
MatsukiyoCocokara & Co.	300	9,952
MCJ Co., Ltd.	1,700	11,119
Medikit Co., Ltd.	700	12,447
Meinan M&A Co., Ltd.	800	6,692
Meitec Corp.	500	26,661
MonotaRO Co., Ltd.	1,900	32,638
Naigai Trans Line, Ltd.	1,400	20,101
Nihon M&A Center Holdings, Inc.	3,300	40,636
OBIC Business Consultants Co., Ltd.	600	21,730
Open Door, Inc.(a)	2,500	36,119
Seria Co., Ltd.	3,000	58,668
SMS Co., Ltd.	200	4,770
Sun*, Inc.(a)	3,400	42,408
Synchro Food Co., Ltd.(a)	2,800	5,810
System Information Co., Ltd.	1,500	11,139
TeamSpirit, Inc.(a)	1,000	3,437
Trancom Co., Ltd.	100	5,210
Tsuruha Holdings, Inc.	200	10,222
User Local, Inc.	1,400	18,351
Vega Corp. Co., Ltd.	1,900	9,224
	Shares	Value (Note 2)
Japan (continued)
Visional, Inc.(a)	300	$16,509
WealthNavi, Inc.(a)	1,200	15,608
YAKUODO Holdings Co., Ltd.	1,500	20,803
		962,238

Luxembourg (0.14%)
Sword Group	316	13,606

Mexico (0.63%)
GMexico Transportes SAB de CV(b)(c)	11,132	20,909
Grupo Aeroportuario del Centro Norte SAB de CV	2,151	14,991
Regional SAB de CV	3,850	23,238
		59,138

Netherlands (0.70%)
Aalberts NV	657	31,925
Shop Apotheke Europe NV(a)(b)(c)	420	34,637
		66,562

Norway (1.26%)
Bouvet ASA	3,852	28,334
CSAM Health Group AS(a)	2,300	12,506
Nordhealth AS, Class A(a)	5,100	11,854
Self Storage Group ASA(a)	13,300	44,384
SmartCraft ASA(a)	13,607	21,761
		118,839

Philippines (1.03%)
AllHome Corp.	196,808	29,698
Puregold Price Club, Inc.	35,797	22,554
Robinsons Land Corp.	32,000	11,623
Wilcon Depot, Inc.	63,033	33,808
		97,683

Poland (1.02%)
Answear.com SA, Class A(a)	1,850	9,976
Dino Polska SA(a)(b)(c)	1,150	74,396
LiveChat Software SA	565	12,065
		96,437

Singapore (0.45%)
Riverstone Holdings, Ltd.	61,445	42,875

South Africa (0.72%)
Clicks Group, Ltd.	698	13,737
Italtile, Ltd.	20,554	22,250
Transaction Capital, Ltd.	9,996	31,971
		67,958

South Korea (0.82%)
Douzone Bizon Co., Ltd.	170	5,441

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
South Korea (continued)
Hyundai Ezwel Co., Ltd.	1,082	$9,153
LEENO Industrial, Inc.	120	16,634
LG Household & Health Care, Ltd.	10	7,162
MegaStudyEdu Co., Ltd.	147	11,041
Suprema, Inc.(a)	499	9,596
Tokai Carbon Korea Co., Ltd.	162	18,011
		77,038

Sweden (3.17%)
AddLife AB	600	13,257
Beijer Alma AB	876	18,223
Boozt AB(a)(b)(c)	1,231	12,926
Byggfakta Group Nordic Holdco AB(a)	4,150	20,207
Cint Group AB(a)	2,301	18,819
EQT AB	620	17,547
KNOW IT AB	1,619	49,864
Lyko Group AB, Class A(a)(c)	640	12,617
Nordnet AB publ	942	16,339
Sagax AB, Class A	791	21,028
Sdiptech AB, Class B(a)	394	13,798
SwedenCare AB	2,960	33,268
Teqnion AB	3,170	37,771
Vitec Software Group AB, Class B	290	14,614
		300,278

Taiwan (3.56%)
Bioteque Corp.	6,227	23,278
Bizlink Holding, Inc.	2,000	20,014
Brighten Optix Corp.	3,000	24,564
FineTek Co., Ltd.	6,000	18,657
Fuzetec Technology Co., Ltd.	11,000	23,659
GEM Services, Inc./Tw	9,000	23,863
M3 Technology, Inc.	1,000	5,236
momo.com, Inc.	1,000	26,397
Pacific Hospital Supply Co., Ltd.	4,000	9,640
Poya International Co., Ltd.	1,000	10,633
Sinbon Electronics Co., Ltd.	3,000	26,351
Sporton International, Inc.	7,000	43,030
Tofu Restaurant Co., Ltd.	4,011	19,886
Voltronic Power Technology Corp.	1,000	43,751
Wistron Information Technology & Services Corp.	3,000	8,780
Zhen Yu Hardware Co., Ltd.	2,000	8,990
		336,729

Thailand (0.47%)
Humanica PCL	60,700	20,874
Netbay PCL	15,500	13,820
	Shares	Value (Note 2)
Thailand (continued)
TQM Corp. PCL	7,000	$10,149
		44,843

United States (27.52%)
Alexandria Real Estate Equities, Inc.	154	28,053
Align Technology, Inc.(a)	59	17,105
Alpha Teknova, Inc.(a)	2,252	25,290
Apollo Global Management, Inc.	833	41,450
Bank of Hawaii Corp.	432	32,115
Bank of NT Butterfield & Son, Ltd.	1,405	45,002
Barrett Business Services, Inc.	200	14,394
Blackline, Inc.(a)	637	42,711
Blackstone, Inc.	204	20,720
Cardiovascular Systems, Inc.(a)	696	13,015
CareDx, Inc.(a)	420	12,785
Castle Biosciences, Inc.(a)	924	20,642
Chewy, Inc., Class A(a)	508	14,762
Coastal Financial Corp.(a)	226	9,275
Digital Realty Trust, Inc.	146	21,334
DigitalOcean Holdings, Inc.(a)	339	13,367
Elastic NV(a)	524	39,897
Equinix, Inc.	34	24,449
Esquire Financial Holdings, Inc.	462	16,632
Etsy, Inc.(a)	444	41,376
Exact Sciences Corp.(a)	451	24,828
ExlService Holdings, Inc.(a)	180	24,507
Fastenal Co.	611	33,794
Figs, Inc., Class A(a)	4,893	76,624
First Hawaiian, Inc.	1,301	30,717
First Republic Bank	767	114,452
Five Below, Inc.(a)	163	25,607
Freshpet, Inc.(a)	202	18,857
Frontage Holdings Corp.(a)(b)(c)	88,500	26,138
Genpact, Ltd.	1,072	43,169
Gitlab, Inc., Class A(a)	319	15,290
Glacier Bancorp, Inc.	825	37,752
Global Industrial Co.	2,091	64,528
Goosehead Insurance, Inc., Class A	593	34,092
Hackett Group, Inc.	1,557	36,574
Heska Corp.(a)	259	28,449
Houlihan Lokey, Inc.	413	34,399
HubSpot, Inc.(a)	113	42,876
I3 Verticals, Inc., Class A(a)	583	16,003
Insperity, Inc.	464	49,207
JFrog, Ltd.(a)	1,918	40,029
Joint Corp.(a)	732	22,341
Kimball International, Inc., Class B	1,225	9,408
LeMaitre Vascular, Inc.	1,013	43,772
LGI Homes, Inc.(a)	371	34,766
Littelfuse, Inc.	197	45,162

See Notes to Financial Statements.

Annual Report | April 30, 2022	47

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
United States (continued)
Lululemon Athletica, Inc.(a)	70	$24,824
Marcus & Millichap, Inc.	295	13,213
MarketAxess Holdings, Inc.	72	18,980
MaxCyte, Inc.(a)	4,129	22,875
Medpace Holdings, Inc.(a)	322	43,010
Microchip Technology, Inc.	483	31,492
Morningstar, Inc.	94	23,804
MSCI, Inc.	61	25,696
New Relic, Inc.(a)	302	19,108
NV5 Global, Inc.(a)	154	18,449
Ollie's Bargain Outlet Holdings, Inc.(a)	844	40,554
P10, Inc., Class A(a)	5,561	67,288
PagerDuty, Inc.(a)	604	17,256
Paycom Software, Inc.(a)	180	50,665
Paylocity Holding Corp.(a)	251	47,597
PJT Partners, Inc., Class A	1,067	70,411
Plumas Bancorp	408	14,362
Pool Corp.	73	29,581
Power Integrations, Inc.	559	44,720
Qualys, Inc.(a)	509	69,367
Rapid7, Inc.(a)	466	44,512
Revolve Group, Inc.(a)	582	24,595
Rexford Industrial Realty, Inc.	486	37,927
Shoals Technologies Group, Inc., Class A(a)	3,043	30,369
Silicon Laboratories, Inc.(a)	207	27,926
Sprouts Farmers Market, Inc.(a)	650	19,370
Squarespace, Inc., Class A(a)	1,623	32,411
SVB Financial Group(a)	111	54,128
Teladoc Health, Inc.(a)	349	11,782
Terreno Realty Corp.	350	25,462
Traeger, Inc.(a)	4,181	25,044
TriMas Corp.	646	19,083
Ulta Beauty, Inc.(a)	39	15,475
Unity Software, Inc.(a)	103	6,840
WW Grainger, Inc.	40	20,001
YETI Holdings, Inc.(a)	432	21,112
Zendesk, Inc.(a)	219	26,727
		2,603,731

Vietnam (2.20%)
FPT Corp.	20,000	90,812
Lix Detergent JSC	11,700	25,297
Orient Commercial Joint Stock Bank(a)	30,900	32,003
Vietnam Dairy Products JSC	6,800	21,923
	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	20,000	$38,109
		208,144

TOTAL COMMON STOCKS
(Cost $11,092,170)		8,867,074

TOTAL INVESTMENTS (93.72%)
(Cost $11,092,170)		$8,867,074

Other Assets In Excess Of Liabilities (6.28%)		593,983

NET ASSETS (100.00%)		$9,461,057

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $520,531, representing 5.50% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $566,825, representing 5.99% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2022

Sector Composition (April 30, 2022)
Technology	26.2%
Financials	18.1%
Consumer	17.6%
Health Care	15.3%
Industrials	15.0%
Energy & Materials	1.5%
93.7%

Percentages are based upon corporate bonds, U.S. Treasury obligations, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

Industry Composition (April 30, 2022)
IT Services	11.22%
Capital Markets	8.74%
Software	8.48%
Banks	5.63%
Professional Services	5.15%
Health Care Equipment & Supplies	4.25%
Semiconductors & Semiconductor Equipment	3.78%
Internet & Direct Marketing Retail	3.43%
Health Care Providers & Services	3.37%
Specialty Retail	3.20%
Pharmaceuticals	3.19%
Food & Staples Retailing	2.96%
Trading Companies & Distributors	2.83%
Life Sciences Tools & Services	2.74%
Multiline Retail	1.96%
Machinery	1.86%
Household Durables	1.71%
Equity Real Estate Investment Trusts (REITs)	1.68%
Electronic Equipment, Instruments & Components	1.59%
Building Products	1.47%
Electrical Equipment	1.36%
Commercial Services & Supplies	1.21%
Hotels, Restaurants & Leisure	1.12%
Health Care Technology	1.01%
Food Products	1.00%
Other Industries (each less than 1%)	8.78%
Cash, Cash Equivalents, & Other Net Assets	6.28%
Total	100%

See Notes to Financial Statements.

Annual Report | April 30, 2022	49

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (94.99%)
Australia (3.65%)
Australian Ethical Investment, Ltd.	44,054	$179,005
Fiducian Group, Ltd.	172,647	969,769
Kogan.com, Ltd.	178,556	485,367
PeopleIN, Ltd.	114,922	305,410
		1,939,551

Belgium (0.58%)
X-Fab Silicon Foundries SE(a)(b)(c)	43,412	307,333

Britain (13.34%)
AB Dynamics PLC	13,514	247,763
Bytes Technology Group PLC	15,079	84,794
City of London Investment Group PLC	51,167	297,946
CVS Group PLC	11,141	251,506
dotdigital group PLC	111,347	121,392
Elixirr International PLC(a)	77,740	733,156
Foresight Group Holdings, Ltd.	78,753	376,306
FRP Advisory Group PLC	130,567	208,071
Impax Asset Management Group PLC	59,855	647,315
JTC PLC(b)(c)	49,351	479,205
K3 Capital Group PLC	241,532	744,101
Keystone Law Group PLC	61,638	526,831
Made.com Group PLC(a)(b)(c)	154,700	109,925
On the Beach Group PLC(a)(b)(c)	163,775	469,764
Pensionbee Group PLC(a)	153,582	274,454
Premier Miton Group PLC	280,507	493,813
Victorian Plumbing Group PLC(a)	248,056	186,207
Volution Group PLC	105,885	539,338
XPS Pensions Group PLC(c)	173,192	301,626
		7,093,513

Canada (1.08%)
BioSyent, Inc.(a)	48,100	344,467
Guardian Capital Group, Ltd., Class A	9,036	232,890
		577,357

China (1.46%)
O2Micro International, Ltd., ADR(a)	144,479	473,891
TK Group Holdings, Ltd.	1,060,600	303,192
		777,083

Finland (1.77%)
Musti Group Oyj(a)	40,126	944,111

France (2.68%)
Esker SA	1,872	315,327
	Shares	Value (Note 2)
France (continued)
Neurones	9,400	$357,988
Thermador Groupe	4,482	453,916
Wavestone	5,647	297,007
		1,424,238

Germany (1.76%)
Bike24 Holding AG(a)	28,553	184,515
Fashionette AG(a)	8,537	51,712
hGears AG(a)	7,308	123,739
Mensch und Maschine Software SE	5,410	303,182
Nexus AG	3,900	190,192
Westwing Group SE(a)	7,430	85,045
		938,385

Greece (2.05%)
Kri-Kri Milk Industry SA	83,721	611,724
Sarantis SA	62,522	477,947
		1,089,671

Hong Kong (1.18%)
Frontage Holdings Corp.(a)(b)(c)	710,000	209,696
Plover Bay Technologies, Ltd.(c)	1,013,500	417,902
		627,598

India (4.19%)
Cera Sanitaryware, Ltd.	7,306	396,971
Gufic Biosciences, Ltd.	212,187	729,326
Gulf Oil Lubricants India, Ltd.	50,712	281,792
Metropolis Healthcare, Ltd.(b)(c)	18,316	568,875
Westlife Development, Ltd.(a)	40,599	251,521
		2,228,485

Indonesia (2.16%)
Arwana Citramulia Tbk PT	7,920,100	571,379
Map Aktif Adiperkasa PT(a)	1,369,500	290,232
Selamat Sempurna Tbk PT	2,650,800	285,249
		1,146,860

Ireland (0.70%)
Uniphar PLC	90,411	373,887

Israel (0.17%)
Max Stock, Ltd.	41,382	92,233

Italy (0.33%)
Piovan SpA(b)(c)	18,758	178,099

Japan (15.81%)
AIT Corp.	35,400	430,593
Beenos, Inc.	60,400	833,489
Carenet, Inc.	30,000	190,999

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Japan (continued)
Central Automotive Products, Ltd.	10,900	$175,451
Charm Care Corp.	29,600	295,711
Confidence, Inc.	14,800	216,316
Creema, Ltd.(a)	52,800	293,752
eGuarantee, Inc.	26,000	431,612
ENECHANGE, Ltd.(a)	20,200	92,201
GMO Pepabo, Inc.	25,200	410,498
gremz, Inc.	21,300	265,835
Japan Lifeline Co., Ltd.	25,500	212,550
M&A Capital Partners Co., Ltd.(a)	18,700	580,837
MarkLines Co., Ltd.	11,200	230,690
Medikit Co., Ltd.	4,800	85,352
Meinan M&A Co., Ltd.	28,300	236,734
Naigai Trans Line, Ltd.	15,700	225,415
Open Door, Inc.(a)	16,700	241,276
Strike Co., Ltd.	11,900	362,386
Sun*, Inc.(a)	72,600	905,529
Synchro Food Co., Ltd.(a)	110,900	230,109
System Information Co., Ltd.	22,100	164,114
Trancom Co., Ltd.	2,700	140,681
User Local, Inc.	9,300	121,907
Vega Corp. Co., Ltd.	19,100	92,726
WDB coco Co., Ltd.	5,000	195,743
YAKUODO Holdings Co., Ltd.	35,800	496,498
YMIRLINK, Inc.(a)	24,000	245,937
		8,404,941

Luxembourg (0.58%)
Sword Group	7,123	306,695

New Zealand (0.00%)(d)
CBL Corp., Ltd.(e)	159,993	0

Norway (3.18%)
Bouvet ASA	35,333	259,896
Nordhealth AS, Class A(a)	126,774	294,655
Self Storage Group ASA(a)	268,416	895,736
SmartCraft ASA(a)	149,273	238,726
		1,689,013

Oman (0.54%)
Tethys Oil AB	30,300	287,086

Philippines (1.85%)
AllHome Corp.	3,701,098	558,490
Pryce Corp.	3,937,000	423,639
		982,129

Poland (0.47%)
Answear.com SA, Class A(a)	46,403	250,233
	Shares	Value (Note 2)
Singapore (1.30%)
Riverstone Holdings, Ltd.	992,800	$692,760

South Korea (0.96%)
Hyundai Ezwel Co., Ltd.	25,910	219,181
MegaStudyEdu Co., Ltd.	2,818	211,654
Suprema, Inc.(a)	4,066	78,188
		509,023

Sweden (9.02%)
Gullberg & Jansson AB	40,871	301,763
KNOW IT AB	17,273	531,995
Lyko Group AB, Class A(a)(c)	17,056	336,242
OEM International AB, Class B	20,560	318,258
Rvrc Holding AB	35,351	272,274
SwedenCare AB	176,576	1,984,570
Teqnion AB	53,700	639,842
Vitec Software Group AB, Class B	8,128	409,584
		4,794,528

Taiwan (6.05%)
Bioteque Corp.	77,000	287,841
Brighten Optix Corp.	44,000	360,266
FineTek Co., Ltd.	111,042	345,293
Fuzetec Technology Co., Ltd.	195,955	421,464
GEM Services, Inc./Tw	182,000	482,563
Poya International Co., Ltd.	12,360	131,423
Sporton International, Inc.	98,761	607,093
Tofu Restaurant Co., Ltd.	68,050	337,376
Wistron Information Technology & Services Corp.	83,000	242,923
		3,216,242

Thailand (0.81%)
Humanica PCL	935,000	321,535
Netbay PCL	125,000	111,450
		432,985

United States (16.71%)
4imprint Group PLC	18,464	627,431
Alpha Teknova, Inc.(a)	52,893	593,988
Barrett Business Services, Inc.	8,530	613,904
Bowman Consulting Group, Ltd.(a)	48,618	811,434
Castle Biosciences, Inc.(a)	3,300	73,722
Coastal Financial Corp.(a)	15,973	655,532
Esquire Financial Holdings, Inc.	25,349	912,564
Evolution Petroleum Corp.	69,420	438,040
Global Industrial Co.	12,150	374,949
Hackett Group, Inc.	24,299	570,784
Heska Corp.(a)	2,287	251,204
Joint Corp.(a)	32,715	998,462
LeMaitre Vascular, Inc.	18,438	796,706

See Notes to Financial Statements.

Annual Report | April 30, 2022	51

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
United States (continued)
MaxCyte, Inc.(a)	74,400	$416,317
Plumas Bancorp	21,261	748,387
		8,883,424

Vietnam (0.61%)
Lix Detergent JSC	150,720	325,876

TOTAL COMMON STOCKS
(Cost $44,557,042)		50,513,339

TOTAL INVESTMENTS (94.99%)
(Cost $44,557,042)		$50,513,339

Other Assets In Excess Of Liabilities (5.01%)		2,661,987

NET ASSETS (100.00%)		$53,175,326

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $2,322,897, representing 4.37% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $3,378,667, representing 6.35% of net assets.

(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2022)
Industrials	20.0%
Health Care	19.9%
Technology	18.8%
Consumer	18.1%
Financials	15.6%
Energy & Materials	2.6%
Cash, Cash Equivalents, & Other Net Assets	5.0%
Total	100%

Industry Composition (April 30, 2022)
Capital Markets	10.5%
IT Services	7.9%
Professional Services	7.1%
Pharmaceuticals	5.8%
Health Care Equipment & Supplies	5.1%
Health Care Providers & Services	4.9%
Internet & Direct Marketing Retail	4.8%
Software	4.7%
Specialty Retail	4.5%
Banks	4.3%
Trading Companies & Distributors	3.3%
Building Products	2.8%
Life Sciences Tools & Services	2.7%
Semiconductors & Semiconductor Equipment	2.4%
Hotels, Restaurants & Leisure	2.4%
Commercial Services & Supplies	2.2%
Oil, Gas & Consumable Fuels	2.1%
Construction & Engineering	1.5%
Health Care Technology	1.4%
Auto Components	1.2%
Media	1.2%
Food Products	1.1%
Electronic Equipment, Instruments & Components	1.0%
Other Industries (each less than 1%)	10.1%
Cash and Other Assets, Less Liabilities	5.0%
Total	100.0%

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (98.41%)
Argentina (0.88%)
Globant SA(a)	31,558	$6,816,212

Australia (0.34%)
Fiducian Group, Ltd.	182,850	1,027,080
Kogan.com, Ltd.	581,583	1,580,910
		2,607,990

Bangladesh (0.35%)
Square Pharmaceuticals, Ltd.	1,038,829	2,709,168

Belgium (1.39%)
Melexis NV	70,246	6,029,551
X-Fab Silicon Foundries SE(a)(b)(c)	666,184	4,716,215
		10,745,766

Brazil (1.24%)
Fleury SA	950,200	2,781,054
Instituto Hermes Pardini SA	790,400	2,850,521
Pagseguro Digital, Ltd., Class A(a)	2,000	29,420
Patria Investments, Ltd., Class A	238,699	3,893,181
		9,554,176

Britain (18.81%)
AB Dynamics PLC	60,600	1,111,027
Ascential PLC(a)	1,826,939	7,243,356
B&M European Value Retail SA	3,039,172	18,621,282
boohoo Group PLC(a)	4,279,370	4,332,331
Bytes Technology Group PLC	256,480	1,442,269
City of London Investment Group PLC	393,420	2,290,892
CVS Group PLC	627,924	14,175,251
Dechra Pharmaceuticals PLC	295,702	13,399,847
Diploma PLC	120,490	4,132,662
Elixirr International PLC(a)	59,520	561,326
Endava PLC, ADR(a)	202,205	20,341,823
Foresight Group Holdings, Ltd.	617,350	2,949,891
Impax Asset Management Group PLC	329,840	3,567,128
Intertek Group PLC	106,243	6,620,530
JTC PLC(b)(c)	473,767	4,600,339
K3 Capital Group PLC	1,023,251	3,152,384
Keystone Law Group PLC	54,464	465,514
Made.com Group PLC(a)(b)(c)	316,086	224,600
Marlowe PLC(a)	252,521	2,603,768
On the Beach Group PLC(a)(b)(c)	1,126,330	3,230,706
Premier Miton Group PLC	1,939,173	3,413,779
Sabre Insurance Group PLC(b)(c)	974,131	2,572,335
Softcat PLC	189,050	3,338,868
	Shares	Value (Note 2)
Britain (continued)
St. James's Place PLC	325,589	$5,232,083
Ultra Electronics Holdings PLC	245,553	10,000,923
Volution Group PLC	1,099,450	5,600,184
		145,225,098

Canada (1.60%)
Gildan Activewear, Inc.	129,125	4,375,364
Guardian Capital Group, Ltd., Class A	106,150	2,735,863
Richelieu Hardware, Ltd.	185,265	5,259,498
		12,370,725

China (3.75%)
Hangzhou Robam Appliances Co., Ltd., Class A	1,036,425	4,827,038
Man Wah Holdings, Ltd.	3,536,300	3,309,717
O2Micro International, Ltd., ADR(a)	733,006	2,404,260
Silergy Corp.	150,252	13,377,306
Suofeiya Home Collection Co., Ltd., Class A	1,637,833	5,045,582
		28,963,903

Egypt (0.16%)
Integrated Diagnostics
Holdings PLC(b)(c)	1,127,045	1,237,936

Finland (1.25%)
Musti Group Oyj(a)	411,649	9,685,545

France (6.24%)
Alten SA	71,665	9,618,016
Antin Infrastructure Partners SA(a)	71,754	1,864,068
BioMerieux	27,105	2,580,453
Esker SA	33,542	5,649,952
Neurones	110,960	4,225,777
Thermador Groupe	63,244	6,405,064
Virbac SA	36,662	14,802,214
Wavestone	58,543	3,079,099
		48,224,643

Germany (2.43%)
Dermapharm Holding SE	106,728	6,034,479
Fashionette AG(a)	140,250	849,553
Friedrich Vorwerk Group SE(a)	60,903	1,805,004
Nagarro SE(a)	27,170	3,820,167
Nexus AG	78,024	3,805,004
QIAGEN NV(a)	53,600	2,431,832
		18,746,039

India (5.10%)
Cera Sanitaryware, Ltd.	43,524	2,364,873
Computer Age Management Services, Ltd.	164,350	5,277,471

See Notes to Financial Statements.

Annual Report | April 30, 2022	53

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
India (continued)
Gulf Oil Lubricants India, Ltd.	186,873	$1,038,399
Metropolis Healthcare, Ltd.(b)(c)	346,724	10,768,863
Nippon Life India Asset Management, Ltd.(b)(c)	367,612	1,512,085
WNS Holdings, Ltd., ADR(a)	235,025	18,418,909
		39,380,600

Indonesia (1.92%)
Ace Hardware Indonesia Tbk PT	51,567,600	3,717,193
Arwana Citramulia Tbk PT	58,214,800	4,199,788
Selamat Sempurna Tbk PT	46,063,400	4,956,812
Ultrajaya Milk Industry & Trading Co. Tbk PT	18,240,200	1,956,509
		14,830,302

Ireland (1.07%)
Irish Residential Properties REIT PLC	1,573,046	2,416,612
Keywords Studios PLC	192,585	5,821,673
		8,238,285

Israel (0.46%)
Wix.com, Ltd.(a)	46,997	3,546,394

Italy (1.09%)
DiaSorin SpA	18,651	2,443,134
Interpump Group SpA	147,692	5,971,166
		8,414,300

Japan (9.79%)
AIT Corp.	366,700	4,460,404
BayCurrent Consulting, Inc.	15,300	5,016,371
Charm Care Corp.	191,500	1,913,129
Create SD Holdings Co., Ltd.	127,500	2,916,326
Funai Soken Holdings, Inc.	110,800	1,858,140
Japan Lifeline Co., Ltd.	564,400	4,704,447
M&A Capital Partners Co., Ltd.(a)	191,800	5,957,458
MarkLines Co., Ltd.	209,500	4,315,141
Medikit Co., Ltd.	83,700	1,488,326
MonotaRO Co., Ltd.	176,500	3,031,926
Naigai Trans Line, Ltd.	98,500	1,414,226
Open Door, Inc.(a)	163,500	2,362,197
Seria Co., Ltd.	458,700	8,970,294
Strike Co., Ltd.	233,200	7,101,548
Sun*, Inc.(a)	367,100	4,578,783
Synchro Food Co., Ltd.(a)	449,300	932,261
System Information Co., Ltd.	135,500	1,006,222
Trancom Co., Ltd.	75,370	3,927,093
Tsuruha Holdings, Inc.	25,200	1,287,922
User Local, Inc.	264,900	3,472,371
Visional, Inc.(a)	12,100	665,885
	Shares	Value (Note 2)
Japan (continued)
YAKUODO Holdings Co., Ltd.	305,700	$4,239,646
		75,620,116

Luxembourg (0.23%)
Sword Group	41,691	1,795,088

Mexico (0.94%)
Grupo Herdez SAB de CV	2,088,160	3,122,033
Regional SAB de CV	691,727	4,175,141
		7,297,174

Netherlands (0.96%)
Aalberts NV	74,003	3,595,984
Shop Apotheke Europe NV(a)(b)(c)	45,995	3,793,167
		7,389,151

New Zealand (0.00%)(d)
CBL Corp., Ltd.(e)	1,107,672	1

Norway (0.80%)
Bouvet ASA	196,547	1,445,724
Nordhealth AS, Class A(a)	1,049,587	2,439,508
SmartCraft ASA(a)	1,457,082	2,330,250
		6,215,482

Philippines (1.17%)
AllHome Corp.	3,534,674	533,377
Concepcion Industrial Corp.	1,020,252	386,884
Puregold Price Club, Inc.	8,009,700	5,046,629
Wilcon Depot, Inc.	5,691,200	3,052,459
		9,019,349

Poland (0.91%)
Dino Polska SA(a)(b)(c)	108,194	6,999,265

Singapore (0.99%)
Riverstone Holdings, Ltd.	10,959,200	7,647,151

South Africa (0.34%)
Italtile, Ltd.	2,394,999	2,592,611

South Korea (0.82%)
LEENO Industrial, Inc.	21,162	2,933,447
Tokai Carbon Korea Co., Ltd.	30,419	3,381,920
		6,315,367

Sweden (3.76%)
Beijer Alma AB	234,241	4,872,680
Boozt AB(a)(b)(c)	213,043	2,237,049
Byggfakta Group Nordic Holdco AB(a)	570,528	2,778,046
Cint Group AB(a)	224,379	1,835,105
Hexpol AB	235,268	2,020,050

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Sweden (continued)
KNOW IT AB	176,253	$5,428,455
Lyko Group AB, Class A(a)(c)	50,031	986,312
Sdiptech AB, Class B(a)	106,157	3,717,764
SwedenCare AB	456,184	5,127,134
		29,002,595

Taiwan (1.83%)
Bioteque Corp.	1,193,000	4,459,669
FineTek Co., Ltd.	173,223	538,649
Fuzetec Technology Co., Ltd.	278,482	598,964
M3 Technology, Inc.	237,000	1,241,015
Poya International Co., Ltd.	137,790	1,465,112
Sporton International, Inc.	784,954	4,825,183
Tofu Restaurant Co., Ltd.	205,000	1,016,343
		14,144,935

United States (25.71%)
4imprint Group PLC	146,389	4,974,487
Bank of Hawaii Corp.	33,131	2,462,959
Bank of NT Butterfield & Son, Ltd.	214,652	6,875,304
Barrett Business Services, Inc.	47,990	3,453,840
Bizlink Holding, Inc.	659,900	6,603,664
Cardiovascular Systems, Inc.(a)	273,494	5,114,338
Castle Biosciences, Inc.(a)	93,653	2,092,208
Elastic NV(a)	12,853	978,627
Esquire Financial Holdings, Inc.	36,196	1,303,056
Figs, Inc., Class A(a)	357,302	5,595,349
First Hawaiian, Inc.	66,271	1,564,658
First Republic Bank	67,366	10,052,354
Five Below, Inc.(a)	21,252	3,338,689
Frontage Holdings Corp.(a)(b)(c)	7,251,983	2,141,851
Genpact, Ltd.	224,300	9,032,561
Glacier Bancorp, Inc.	173,534	7,940,916
Global Industrial Co.	206,845	6,383,237
Hackett Group, Inc.	176,718	4,151,106
Heska Corp.(a)	63,201	6,941,998
Insperity, Inc.	45,012	4,773,523
JFrog, Ltd.(a)	46,004	960,103
LeMaitre Vascular, Inc.	169,968	7,344,317
LGI Homes, Inc.(a)	34,465	3,229,715
Littelfuse, Inc.	74,738	17,133,686
Marcus & Millichap, Inc.	145,306	6,508,256
MaxCyte, Inc.(a)	286,500	1,603,155
Medpace Holdings, Inc.(a)	20,438	2,729,904
NV5 Global, Inc.(a)	54,534	6,533,173
P10, Inc., Class A(a)	510,700	6,179,470
Paycom Software, Inc.(a)	14,583	4,104,677
PJT Partners, Inc., Class A	98,528	6,501,863
Plumas Bancorp	43,088	1,516,698
Power Integrations, Inc.	35,288	2,823,040
Qualys, Inc.(a)	85,102	11,597,701
Rapid7, Inc.(a)	71,327	6,813,155
Silicon Laboratories, Inc.(a)	12,889	1,738,855
SVB Financial Group(a)	5,800	2,828,312
	Shares	Value (Note 2)
United States (continued)
TriMas Corp.	277,024	$8,183,289
Ulta Beauty, Inc.(a)	11,052	4,385,434
		198,489,528

Vietnam (2.08%)
Vietnam Dairy Products JSC	1,449,896	4,674,561
Vietnam Technological & Commercial Joint Stock Bank(a)	5,964,004	11,364,140
		16,038,701

TOTAL COMMON STOCKS
(Cost $617,481,703)		759,863,596

PREFERRED STOCKS (0.31%)
United States (0.31%)
Dataminr Inc - Private Placement(a)(e)	96,640	2,406,336

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		2,406,336

TOTAL INVESTMENTS (98.72%)
(Cost $619,443,546)		$762,269,932

Other Assets In Excess Of Liabilities (1.28%)		9,890,127

NET ASSETS (100.00%)		$772,160,059

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $44,034,411, representing 5.70% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $45,020,723, representing 5.83% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

See Notes to Financial Statements.

Annual Report | April 30, 2022	55

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2022

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2022)
Technology	29.8%
Health Care	18.3%
Consumer	17.5%
Industrials	15.9%
Financials	15.5%
Energy & Materials	1.7%
Cash, Cash Equivalents, & Other Net Assets	1.3%
Total	100%

Industry Composition (April 30, 2022)
IT Services	15.0%
Capital Markets	7.6%
Banks	6.5%
Health Care Equipment & Supplies	6.3%
Pharmaceuticals	5.4%
Software	5.3%
Semiconductors & Semiconductor Equipment	4.9%
Health Care Providers & Services	4.6%
Professional Services	4.1%
Multiline Retail	3.8%
Specialty Retail	3.7%
Food & Staples Retailing	3.2%
Trading Companies & Distributors	3.2%
Electronic Equipment, Instruments & Components	2.4%
Household Durables	2.1%
Machinery	1.9%
Media	1.5%
Building Products	1.5%
Aerospace & Defense	1.3%
Food Products	1.3%
Internet & Direct Marketing Retail	1.2%
Life Sciences Tools & Services	1.2%
Containers & Packaging	1.1%
Electrical Equipment	1.0%
Other Industries (each less than 1%)	8.6%
Cash and Other Assets, Less Liabilities	1.3%
Total	100.0%

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (96.51%)
Argentina (0.73%)
Globant SA(a)	10,803	$2,333,340

Australia (1.50%)
Australian Ethical Investment, Ltd.	284,710	1,156,862
EQT Holdings, Ltd.	46,750	909,122
Imdex, Ltd.	267,464	469,222
Netwealth Group, Ltd.	89,313	808,688
PeopleIN, Ltd.	343,244	912,187
Redbubble, Ltd.(a)	717,155	563,271
		4,819,352

Bangladesh (0.22%)
Square Pharmaceuticals, Ltd.	276,516	721,128

Belgium (0.81%)
Melexis NV	10,126	869,163
Warehouses De Pauw CVA	30,732	1,182,269
X-Fab Silicon Foundries SE(a)(b)(c)	77,778	550,625
		2,602,057

Brazil (2.18%)
CI&T, Inc., Class A(a)	81,500	1,035,865
Grupo Mateus SA(a)	500,500	478,841
Hypera SA(a)	81,800	623,102
Instituto Hermes Pardini SA	409,200	1,475,750
Locaweb Servicos de Internet SA(a)(b)(c)	271,068	395,860
Patria Investments, Ltd., Class A	77,699	1,267,271
Pet Center Comercio e Participacoes SA	557,157	1,720,848
		6,997,537

Britain (13.56%)
AB Dynamics PLC	93,676	1,717,436
Abcam PLC(a)	65,482	1,016,094
Ascential PLC(a)	67,756	268,636
B&M European Value Retail SA	660,889	4,049,327
Bytes Technology Group PLC	57,053	320,827
CVS Group PLC	100,610	2,271,249
Darktrace PLC(a)	100,612	542,728
Dechra Pharmaceuticals PLC	55,622	2,520,532
Diploma PLC	18,786	644,337
dotdigital group PLC	579,337	631,599
Elixirr International PLC(a)	258,300	2,435,996
Endava PLC, ADR(a)	47,761	4,804,757
Ergomed PLC(a)	39,858	588,087
Foresight Group Holdings, Ltd.	216,892	1,036,377
FRP Advisory Group PLC	347,730	554,141
Gamma Communications PLC	41,298	615,552
	Shares	Value (Note 2)
Britain (continued)
Gresham House PLC	70,460	$837,269
Impax Asset Management Group PLC	349,573	3,780,535
Intertek Group PLC	16,019	998,224
JTC PLC(b)(c)	341,843	3,319,339
K3 Capital Group PLC	644,228	1,984,708
Keystone Law Group PLC	209,151	1,787,653
Marlowe PLC(a)	106,336	1,096,440
On the Beach Group PLC(a)(b)(c)	579,035	1,660,873
Pensionbee Group PLC(a)	815,693	1,457,661
Softcat PLC	15,714	277,529
St. James's Place PLC	19,136	307,508
Ultra Electronics Holdings PLC	25,770	1,049,565
Victorian Plumbing Group PLC(a)	427,512	320,919
Volution Group PLC	121,147	617,077
		43,512,975

Canada (0.92%)
Aritzia, Inc.(a)	15,400	548,437
Docebo, Inc.(a)	14,700	629,469
Gildan Activewear, Inc.	25,125	851,354
Richelieu Hardware, Ltd.	15,100	428,675
Ritchie Bros Auctioneers, Inc.	9,003	495,975
		2,953,910

China (4.11%)
Angelalign Technology, Inc.(b)(c)	35,000	492,435
Chaoju Eye Care Holdings, Ltd.	179,600	86,629
CSPC Pharmaceutical Group, Ltd.	769,520	786,716
Guangzhou Kingmed Diagnostics Group Co., Ltd.	29,900	367,750
Haitian International Holdings, Ltd.	355,000	873,807
Hangzhou Robam Appliances Co., Ltd., Class A	102,700	478,314
Man Wah Holdings, Ltd.	1,964,800	1,838,908
ManpowerGroup Greater China, Ltd.(c)	309,500	351,032
O2Micro International, Ltd., ADR(a)	150,009	492,030
Shanghai Kindly Medical Instruments Co., Ltd., Class H(c)	264,400	513,898
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	10,600	501,189
Silergy Corp.	37,925	3,376,556
TK Group Holdings, Ltd.	1,492,400	426,630
WuXi AppTec Co., Ltd., Class H(b)(c)	138,712	1,886,733

See Notes to Financial Statements.

Annual Report | April 30, 2022	57

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
China (continued)
Wuxi Biologics Cayman, Inc.(a)(b)(c)	97,000	$715,939
		13,188,566

Colombia (0.99%)
Parex Resources, Inc.	163,061	3,178,334

Denmark (0.14%)
Ringkjoebing Landbobank A/S	3,693	452,866

Egypt (0.16%)
African Export-Import Bank, GDR	61,584	183,520
Integrated Diagnostics Holdings PLC(b)(c)	291,972	320,700
		504,220

Finland (1.15%)
Evli Oyj	30,212	580,074
Musti Group Oyj(a)	132,344	3,113,876
		3,693,950

France (3.06%)
Alten SA	11,106	1,490,514
Antin Infrastructure Partners SA(a)	38,794	1,007,814
BioMerieux	3,595	342,252
Bureau Veritas SA	20,129	578,241
Esker SA	15,237	2,566,583
Neurones	17,282	658,164
Sidetrade	2,745	403,970
Thermador Groupe	10,310	1,044,150
Virbac SA	4,283	1,729,253
		9,820,941

Germany (2.43%)
Atoss Software AG	1,800	261,548
Bike24 Holding AG(a)	87,529	565,629
Dermapharm Holding SE	17,100	966,846
Fashionette AG(a)	32,442	196,515
Friedrich Vorwerk Group SE(a)	7,108	210,662
hGears AG(a)	43,313	733,375
Mensch und Maschine Software SE	8,301	465,196
MYT Netherlands Parent BV, ADR(a)	29,906	357,078
Nagarro SE(a)	9,411	1,323,209
Nexus AG	11,031	537,950
Puma SE	6,549	481,868
QIAGEN NV(a)	11,559	524,432
UmweltBank AG	19,299	369,789
Westwing Group SE(a)	69,789	798,821
		7,792,918
	Shares	Value (Note 2)
Greece (0.51%)
Kri-Kri Milk Industry SA	61,300	$447,901
Sarantis SA	156,915	1,199,529
		1,647,430

Hong Kong (0.86%)
Plover Bay Technologies, Ltd.(c)	3,254,000	1,341,738
Techtronic Industries Co., Ltd.	105,000	1,401,551
		2,743,289

India (4.64%)
Avenue Supermarts, Ltd.(a)(b)(c)	13,393	686,059
Cera Sanitaryware, Ltd.	15,069	818,773
Computer Age Management Services, Ltd.	42,700	1,371,147
EPL, Ltd.	402,114	883,938
Gufic Biosciences, Ltd.	249,687	858,221
Gulf Oil Lubricants India, Ltd.	100,176	556,649
HCL Technologies, Ltd.	43,536	609,789
HDFC Bank, Ltd.	18,170	325,749
IndiaMart InterMesh, Ltd.(b)(c)	7,131	453,809
L&T Technology Services, Ltd.(b)(c)	13,623	720,537
Metropolis Healthcare, Ltd.(b)(c)	97,362	3,023,956
Polycab India, Ltd.	16,674	538,302
Time Technoplast, Ltd.	659,044	820,714
WNS Holdings, Ltd., ADR(a)	41,098	3,220,850
		14,888,493

Indonesia (1.63%)
Ace Hardware Indonesia Tbk PT	6,860,000	494,495
Arwana Citramulia Tbk PT	20,137,200	1,452,757
Avia Avian Tbk PT	13,596,400	769,059
Bank Central Asia Tbk PT	1,100,000	616,959
Selamat Sempurna Tbk PT	11,556,100	1,243,534
Ultrajaya Milk Industry & Trading Co. Tbk PT	6,163,200	661,087
		5,237,891

Ireland (1.17%)
Keywords Studios PLC	52,353	1,582,584
Uniphar PLC	523,697	2,165,704
		3,748,288

Israel (0.44%)
Monday.com, Ltd.(a)	3,736	483,438
Wix.com, Ltd.(a)	12,427	937,742
		1,421,180

Italy (0.52%)
GVS SpA(b)(c)	45,729	380,886
Interpump Group SpA	16,297	658,885

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Italy (continued)
Piovan SpA(b)(c)	66,155	$628,113
		1,667,884

Japan (7.09%)
AIT Corp.	60,000	729,818
Asahi Intecc Co., Ltd.	22,600	436,721
BayCurrent Consulting, Inc.	10,300	3,377,034
Beenos, Inc.	22,900	316,008
Carenet, Inc.	124,900	795,195
Charm Care Corp.	32,700	326,680
Confidence, Inc.	54,600	798,030
Creema, Ltd.(a)	23,400	130,186
Enjin Co., Ltd.(a)	45,800	840,586
Funai Soken Holdings, Inc.	65,300	1,095,095
geechs, Inc.	37,600	338,646
Insource Co., Ltd.	45,800	780,037
IR Japan Holdings, Ltd.	25,900	820,232
M&A Capital Partners Co., Ltd.(a)	8,200	254,698
MarkLines Co., Ltd.	50,300	1,036,046
Medikit Co., Ltd.	36,500	649,031
MonotaRO Co., Ltd.	33,900	582,336
Naigai Trans Line, Ltd.	43,850	629,582
Nihon M&A Center Holdings, Inc.	58,700	722,821
Open Door, Inc.(a)	49,600	716,605
Prestige International, Inc.	135,800	652,591
Seria Co., Ltd.	61,000	1,192,910
Strike Co., Ltd.	10,600	322,798
Sun*, Inc.(a)	86,800	1,082,643
Synchro Food Co., Ltd.(a)	113,400	235,296
System Information Co., Ltd.	71,800	533,186
Systena Corp.	118,800	373,419
Trancom Co., Ltd.	10,800	562,725
User Local, Inc.	80,600	1,056,524
Vega Corp. Co., Ltd.	12,500	60,685
Visional, Inc.(a)	4,500	247,643
WDB coco Co., Ltd.	11,900	465,868
YAKUODO Holdings Co., Ltd.	43,300	600,513
		22,762,188

Luxembourg (0.11%)
Sword Group	8,334	358,837

Mexico (0.51%)
GMexico Transportes SAB de CV(b)(c)	362,100	680,141
Grupo Aeroportuario del Centro Norte SAB de CV	139,400	971,527
		1,651,668

Netherlands (0.45%)
Aalberts NV	9,359	454,776
	Shares	Value (Note 2)
Netherlands (continued)
Shop Apotheke Europe NV(a)(b)(c)	11,931	$983,939
		1,438,715

New Zealand (0.28%)
CBL Corp., Ltd.(d)	819,006	1
NZX, Ltd.	1,080,898	884,362
		884,363

Norway (1.53%)
Bouvet ASA	101,257	744,808
CSAM Health Group AS(a)	40,390	219,620
Nordhealth AS, Class A(a)	190,069	441,769
Nordic Semiconductor ASA(a)	25,476	506,494
Self Storage Group ASA(a)	694,169	2,316,524
SmartCraft ASA(a)	417,293	667,359
		4,896,574

Oman (0.17%)
Tethys Oil AB	57,207	542,025

Philippines (1.42%)
AllHome Corp.	4,337,217	654,479
Concepcion Industrial Corp.	1,793,920	680,263
Pryce Corp.	6,894,800	741,912
Puregold Price Club, Inc.	861,100	542,549
Wilcon Depot, Inc.	3,603,100	1,932,512
		4,551,715

Poland (1.30%)
Answear.com SA, Class A(a)	56,536	304,876
Dino Polska SA(a)(b)(c)	55,057	3,561,737
LiveChat Software SA	14,384	307,169
		4,173,782

Singapore (0.34%)
Riverstone Holdings, Ltd.	1,571,700	1,096,707

South Africa (0.47%)
Clicks Group, Ltd.	40,332	793,794
Italtile, Ltd.	665,000	719,869
		1,513,663

South Korea (0.55%)
Hyundai Ezwel Co., Ltd.	33,500	283,388
LEENO Industrial, Inc.	3,790	525,364
Suprema, Inc.(a)	8,000	153,838
Tokai Carbon Korea Co., Ltd.	7,139	793,699
		1,756,289

Spain (0.00%)(e)
Let's GOWEX SA(d)	10,700	0

See Notes to Financial Statements.

Annual Report | April 30, 2022	59

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Sweden (5.34%)
AddLife AB	16,771	$370,556
Beijer Alma AB	37,072	771,172
Boozt AB(a)(b)(c)	87,256	916,228
Byggfakta Group Nordic Holdco AB(a)	96,749	471,096
Cint Group AB(a)	43,467	355,499
EQT AB	127,298	3,602,765
KNOW IT AB	54,364	1,674,369
Lyko Group AB, Class A(a)(c)	25,574	504,166
Nordnet AB publ	34,622	600,510
Rvrc Holding AB	147,375	1,135,084
Sagax AB, Class A	63,654	1,666,271
SwedenCare AB	191,998	2,157,900
Teqnion AB	163,624	1,949,601
Vitec Software Group AB, Class B	19,425	978,860
		17,154,077

Switzerland (0.33%)
Partners Group Holding AG	986	1,044,664

Taiwan (2.38%)
Bioteque Corp.	284,000	1,061,648
Brighten Optix Corp.	114,000	933,417
Fuzetec Technology Co., Ltd.	227,519	489,352
GEM Services, Inc./Tw	193,000	511,729
M3 Technology, Inc.	79,000	413,672
momo.com, Inc.	12,100	319,406
Pacific Hospital Supply Co., Ltd.	137,317	330,952
Poya International Co., Ltd.	47,380	503,788
Sporton International, Inc.	287,351	1,766,373
Voltronic Power Technology Corp.	17,247	754,571
Wistron Information Technology & Services Corp.	194,000	567,795
		7,652,703

Thailand (0.14%)
Humanica PCL	1,325,700	455,892

United States (30.70%)
4imprint Group PLC	25,771	875,732
Alexandria Real Estate Equities, Inc.	5,200	947,232
Align Technology, Inc.(a)	1,371	397,467
Alpha Teknova, Inc.(a)	91,309	1,025,400
Ashtead Group PLC	8,759	452,904
Bank of Hawaii Corp.	21,885	1,626,931
Bank of NT Butterfield & Son, Ltd.	98,397	3,151,656
Barrett Business Services, Inc.	15,009	1,080,198
Bizlink Holding, Inc.	150,000	1,501,060
Blackline, Inc.(a)	12,897	864,744
Blackstone, Inc.	16,524	1,678,343
	Shares	Value (Note 2)
United States (continued)
Bowman Consulting Group, Ltd.(a)	60,553	$1,010,630
Cardiovascular Systems, Inc.(a)	25,298	473,073
CareDx, Inc.(a)	16,376	498,485
Castle Biosciences, Inc.(a)	35,083	783,754
Cloudflare, Inc., Class A(a)	4,357	375,312
Coastal Financial Corp.(a)	27,040	1,109,722
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,000,000	1,000,000
Dexcom, Inc.(a)	1,909	779,979
Digital Realty Trust, Inc.	4,875	712,335
DigitalOcean Holdings, Inc.(a)	10,647	419,811
Elastic NV(a)	12,767	972,079
Equinix, Inc.	1,721	1,237,537
Esquire Financial Holdings, Inc.	29,190	1,050,840
Etsy, Inc.(a)	5,610	522,796
Evolution Petroleum Corp.	205,809	1,298,655
Exact Sciences Corp.(a)	8,472	466,384
ExlService Holdings, Inc.(a)	6,615	900,632
Fastenal Co.	10,088	557,967
Figs, Inc., Class A(a)	304,743	4,772,275
First Hawaiian, Inc.	65,024	1,535,217
First Republic Bank	26,190	3,908,072
Five Below, Inc.(a)	2,945	462,659
Freshpet, Inc.(a)	5,994	559,540
Frontage Holdings Corp.(a)(b)(c)	6,746,000	1,992,411
Genpact, Ltd.	53,711	2,162,942
Gitlab, Inc., Class A(a)	11,077	530,921
Glacier Bancorp, Inc.	27,174	1,243,482
Global Industrial Co.	48,395	1,493,470
Goosehead Insurance, Inc., Class A	11,588	666,194
Hackett Group, Inc.	41,923	984,771
Healthcare Services Group, Inc.	50,208	858,055
Heska Corp.(a)	9,418	1,034,473
Houlihan Lokey, Inc.	13,028	1,085,102
HubSpot, Inc.(a)	2,057	780,488
I3 Verticals, Inc., Class A(a)	20,080	551,196
Insperity, Inc.	15,719	1,667,000
Invesco Solar ETF(a)	51,913	3,334,372
JFrog, Ltd.(a)	54,127	1,129,630
Joint Corp.(a)	7,577	231,250
Knight-Swift Transportation Holdings, Inc.	28,093	1,345,374
KnowBe4, Inc.(a)	21,968	522,838
LeMaitre Vascular, Inc.	23,085	997,503
LGI Homes, Inc.(a)	4,194	393,020
Littelfuse, Inc.	6,857	1,571,967
Lululemon Athletica, Inc.(a)	2,592	919,201
MaxCyte, Inc.(a)	179,902	1,004,872
Medpace Holdings, Inc.(a)	13,331	1,780,622
Metropolitan Bank Holding Corp.(a)	10,933	973,584
Microchip Technology, Inc.	9,426	614,575

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
United States (continued)
Monolithic Power Systems, Inc.	1,838	$720,937
Morningstar, Inc.	2,550	645,736
MSCI, Inc.	1,145	482,331
New Relic, Inc.(a)	24,164	1,528,856
NV5 Global, Inc.(a)	6,030	722,394
NVIDIA Corp.	2,800	519,316
P10, Inc., Class A(a)	176,600	2,136,860
PagerDuty, Inc.(a)	33,007	943,010
Paycom Software, Inc.(a)	2,856	803,878
Paylocity Holding Corp.(a)	7,394	1,402,124
PJT Partners, Inc., Class A	41,483	2,737,463
Plumas Bancorp	12,600	443,520
Power Integrations, Inc.	8,289	663,120
Qualys, Inc.(a)	15,492	2,111,250
Rapid7, Inc.(a)	21,039	2,009,645
Revolve Group, Inc.(a)	10,993	464,564
Rexford Industrial Realty, Inc.	19,272	1,503,987
Samsonite International SA(a)(b)(c)	254,700	558,192
ServiceNow, Inc.(a)	675	322,717
Silicon Laboratories, Inc.(a)	4,150	559,877
Squarespace, Inc., Class A(a)	32,698	652,979
SVB Financial Group(a)	4,555	2,221,200
Terreno Realty Corp.	20,508	1,491,957
TPG Inc(a)	24,903	632,536
Tradeweb Markets, Inc.	8,647	615,580
TriMas Corp.	22,010	650,175
Ulta Beauty, Inc.(a)	1,825	724,160
Unity Software, Inc.(a)	4,108	272,812
Zendesk, Inc.(a)	9,065	1,106,293
		98,526,203

Vietnam (1.67%)
FPT Corp.	167,900	762,366
Vietnam Dairy Products JSC	164,262	529,591
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	4,074,398
		5,366,355

TOTAL COMMON STOCKS
(Cost $252,920,851)		309,752,969

PREFERRED STOCKS (0.66%)
United States (0.66%)
Dataminr Inc - Private Placement(a)(d)	45,833	1,141,242
	Shares	Value (Note 2)
United States (continued)
Gusto Inc Series E Preferred(a)(d)	32,241	$980,126
		2,121,368

TOTAL PREFERRED STOCKS
(Cost $1,892,053)		2,121,368

TOTAL INVESTMENTS (97.17%)
(Cost $254,897,365)		$311,874,337

Other Assets In Excess Of Liabilities (2.83%)		9,086,453

NET ASSETS (100.00%)		$320,960,790

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $23,928,512, representing 7.46% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $26,639,346, representing 8.30% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(e)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2022	61

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2022

Sector Composition (April 30, 2022)
Technology	24.9%
Financials	21.0%
Industrials	16.8%
Health Care	15.7%
Consumer	14.6%
Energy & Materials	4.2%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100%

Industry Composition (April 30, 2022)
Capital Markets	10.7%
IT Services	9.9%
Software	8.8%
Banks	7.1%
Professional Services	6.9%
Health Care Equipment & Supplies	4.5%
Specialty Retail	3.9%
Semiconductors & Semiconductor Equipment	3.5%
Health Care Providers & Services	3.4%
Pharmaceuticals	3.3%
Life Sciences Tools & Services	3.2%
Food & Staples Retailing	2.5%
Trading Companies & Distributors	2.3%
Equity Real Estate Investment Trusts (REITs)	2.2%
Multiline Retail	1.9%
Oil, Gas & Consumable Fuels	1.9%
Machinery	1.8%
Internet & Direct Marketing Retail	1.7%
Commercial Services & Supplies	1.6%
Auto Components	1.1%
Building Products	1.0%
Equity Fund	1.0%
Other Industries (each less than 1%)	13.0%
Cash and Other Assets, Less Liabilities	2.8%
Total	100.0%

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (98.57%)
Argentina (2.33%)
Globant SA(a)	36,436	$7,869,812

Australia (0.59%)
Netwealth Group, Ltd.	218,869	1,981,759

Belgium (1.61%)
Melexis NV	40,067	3,439,142
Warehouses De Pauw CVA	52,142	2,005,918
		5,445,060

Brazil (1.06%)
CI&T, Inc., Class A(a)	93,100	1,183,301
Patria Investments, Ltd., Class A	146,405	2,387,866
		3,571,167

Britain (13.18%)
B&M European Value Retail SA	1,479,684	9,066,158
CVS Group PLC	161,136	3,637,611
Dechra Pharmaceuticals PLC	173,161	7,846,856
Diploma PLC	48,713	1,670,797
Endava PLC, ADR(a)	87,982	8,850,989
Impax Asset Management Group PLC	228,688	2,473,197
Intertek Group PLC	40,698	2,536,095
JTC PLC(b)(c)	155,862	1,513,440
Softcat PLC	70,161	1,239,134
St. James's Place PLC	352,628	5,666,589
		44,500,866

Canada (0.78%)
Aritzia, Inc.(a)	34,800	1,239,326
Ritchie Bros Auctioneers, Inc.	25,225	1,389,645
		2,628,971

China (5.43%)
Angelalign Technology, Inc.(b)(c)	86,000	1,209,983
Hangzhou Robam Appliances Co., Ltd., Class A	349,800	1,629,156
Hangzhou Tigermed Consulting Co., Ltd., Class A	119,400	1,604,647
Silergy Corp.	123,400	10,986,606
WuXi AppTec Co., Ltd., Class H(b)(c)	124,492	1,693,315
Wuxi Biologics Cayman, Inc.(a)(b)(c)	161,600	1,192,740
		18,316,447

Finland (0.29%)
Musti Group Oyj(a)	41,400	974,086
	Shares	Value (Note 2)
France (4.18%)
Alten SA	36,392	$4,884,098
Antin Infrastructure Partners SA(a)	57,788	1,501,251
BioMerieux	22,813	2,171,846
Bureau Veritas SA	68,887	1,978,901
Esker SA	3,227	543,569
Virbac SA	7,458	3,011,153
		14,090,818

Germany (1.65%)
Atoss Software AG	8,446	1,227,243
Dermapharm Holding SE	49,500	2,798,766
Nagarro SE(a)	10,920	1,535,378
		5,561,387

Hong Kong (1.75%)
Techtronic Industries Co., Ltd.	442,300	5,903,867

India (5.28%)
Avenue Supermarts, Ltd.(a)(b)(c)	21,403	1,096,373
Computer Age Management Services, Ltd.	73,546	2,361,648
HCL Technologies, Ltd.	104,510	1,463,823
IndiaMart InterMesh, Ltd.(b)(c)	19,488	1,240,194
Metropolis Healthcare, Ltd.(b)(c)	123,964	3,850,185
WNS Holdings, Ltd., ADR(a)	99,534	7,800,480
		17,812,703

Ireland (1.06%)
Keywords Studios PLC	118,876	3,593,515

Italy (2.08%)
DiaSorin SpA	16,206	2,122,858
FinecoBank Banca Fineco SpA	160,663	2,233,440
Interpump Group SpA	30,602	1,237,234
Sesa SpA	9,854	1,424,576
		7,018,108

Japan (5.53%)
BASE, Inc.(a)	288,700	785,077
BayCurrent Consulting, Inc.	10,700	3,508,181
Freee KK(a)	38,400	1,107,967
GMO Payment Gateway, Inc.	13,300	1,115,869
IR Japan Holdings, Ltd.	78,500	2,486,032
M&A Capital Partners Co., Ltd.(a)	52,200	1,621,373
MonotaRO Co., Ltd.	141,400	2,428,976
Nihon M&A Center Holdings, Inc.	355,700	4,380,024
Seria Co., Ltd.	63,000	1,232,022
		18,665,521

See Notes to Financial Statements.

Annual Report | April 30, 2022	63

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Mexico (0.53%)
Grupo Aeroportuario del Centro Norte SAB de CV	128,200	$893,471
Regional SAB de CV	148,933	898,933
		1,792,404

Netherlands (0.38%)
Aalberts NV	26,284	1,277,203

Norway (0.41%)
Nordic Semiconductor ASA(a)	69,696	1,385,643

Philippines (0.44%)
Wilcon Depot, Inc.	2,768,400	1,484,823

Poland (1.41%)
Dino Polska SA(a)(b)(c)	73,768	4,772,185

South Korea (0.40%)
LEENO Industrial, Inc.	9,828	1,362,344

Sweden (3.48%)
Byggfakta Group Nordic Holdco AB(a)	227,398	1,107,259
Cint Group AB(a)	186,193	1,522,797
EQT AB	125,427	3,549,812
Fortnox AB	252,025	1,337,773
Nordnet AB publ	79,393	1,377,052
Sagax AB, Class B	49,968	1,276,405
SwedenCare AB	141,346	1,588,613
		11,759,711

Switzerland (0.52%)
Partners Group Holding AG	1,669	1,768,301

Taiwan (1.75%)
Bizlink Holding, Inc.	129,000	1,290,912
momo.com, Inc.	48,000	1,267,064
Sinbon Electronics Co., Ltd.	151,000	1,326,319
Voltronic Power Technology Corp.	45,975	2,011,447
		5,895,742

United States (41.72%)
Align Technology, Inc.(a)	7,943	2,302,755
Ashtead Group PLC	31,400	1,623,608
Bank of Hawaii Corp.	30,027	2,232,207
Bank of NT Butterfield & Son, Ltd.	96,956	3,105,501
Blackstone, Inc.	33,250	3,377,202
Cardiovascular Systems, Inc.(a)	105,365	1,970,325
Castle Biosciences, Inc.(a)	63,688	1,422,790
Cloudflare, Inc., Class A(a)	18,790	1,618,571
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,300,000	1,300,000
	Shares	Value (Note 2)
United States (continued)
Datadog, Inc., Class A(a)	11,319	$1,367,109
Elastic NV(a)	13,179	1,003,449
Equinix, Inc.	2,700	1,941,516
Etsy, Inc.(a)	29,833	2,780,137
Exact Sciences Corp.(a)	20,823	1,146,306
Figs, Inc., Class A(a)	325,940	5,104,220
First Republic Bank	84,299	12,579,097
Five Below, Inc.(a)	15,577	2,447,147
Frontage Holdings Corp.(a)(b)(c)	347,000	102,485
Genpact, Ltd.	104,063	4,190,617
Gitlab, Inc., Class A(a)	33,856	1,622,718
Glacier Bancorp, Inc.	48,265	2,208,606
Global Industrial Co.	102,410	3,160,373
Goosehead Insurance, Inc., Class A	38,339	2,204,109
Heska Corp.(a)	20,663	2,269,624
HubSpot, Inc.(a)	9,095	3,450,916
IDEXX Laboratories, Inc.(a)	4,928	2,121,405
JFrog, Ltd.(a)	77,003	1,607,053
LGI Homes, Inc.(a)	21,154	1,982,341
Littelfuse, Inc.	39,635	9,086,324
Lululemon Athletica, Inc.(a)	12,104	4,292,442
Marcus & Millichap, Inc.	27,360	1,225,454
MaxCyte, Inc.(a)	160,725	890,416
Medpace Holdings, Inc.(a)	20,043	2,677,144
Moelis & Co., Class A	29,682	1,313,725
Monolithic Power Systems, Inc.	5,650	2,216,156
MSCI, Inc.	3,263	1,374,539
Ollie's Bargain Outlet Holdings, Inc.(a)	47,531	2,283,865
P10, Inc., Class A(a)	214,000	2,589,400
PagerDuty, Inc.(a)	36,605	1,045,805
Paycom Software, Inc.(a)	24,092	6,781,175
PJT Partners, Inc., Class A	45,383	2,994,824
Pool Corp.	8,275	3,353,196
Power Integrations, Inc.	33,625	2,690,000
Qualys, Inc.(a)	23,588	3,214,573
Rapid7, Inc.(a)	39,000	3,725,280
Shoals Technologies Group, Inc., Class A(a)	185,854	1,854,823
Silicon Laboratories, Inc.(a)	11,315	1,526,507
Silvergate Capital Corp., Class A(a)	4,000	467,840
SVB Financial Group(a)	15,048	7,338,007
Teladoc Health, Inc.(a)	21,898	739,276
Terreno Realty Corp.	23,971	1,743,890
Unity Software, Inc.(a)	16,937	1,124,786
Zendesk, Inc.(a)	16,471	2,010,121
		140,801,755

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Vietnam (0.73%)
Vietnam Technological & Commercial Joint Stock Bank(a)	1,291,505	$2,460,904

TOTAL COMMON STOCKS
(Cost $313,493,420)		332,695,102

PREFERRED STOCKS (0.52%)
United States (0.52%)
Dataminr Inc - Private Placement(a)(d)	24,262	604,124
Gusto Inc Series E Preferred(a)(d)	37,637	1,144,165
		1,748,289

TOTAL PREFERRED STOCKS
(Cost $1,626,803)		1,748,289

TOTAL INVESTMENTS (99.09%)
(Cost $315,120,223)		$334,443,391

Other Assets In Excess Of Liabilities (0.91%)		3,080,124

NET ASSETS (100.00%)		$337,523,515

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $16,670,900, representing 4.94% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $16,670,900, representing 4.94% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2022)
Technology	35.2%
Financials	24.1%
Health Care	15.8%
Industrials	12.2%
Consumer	11.8%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100%

Industry Composition (April 30, 2022)
IT Services	14.4%
Capital Markets	10.9%
Software	10.4%
Banks	10.0%
Semiconductors & Semiconductor Equipment	6.9%
Health Care Equipment & Supplies	5.7%
Pharmaceuticals	4.5%
Professional Services	4.5%
Multiline Retail	3.8%
Electronic Equipment, Instruments & Components	3.5%
Trading Companies & Distributors	3.0%
Health Care Providers & Services	2.7%
Machinery	2.6%
Life Sciences Tools & Services	2.4%
Specialty Retail	1.8%
Food & Staples Retailing	1.7%
Equity Real Estate Investment Trusts (REITs)	1.7%
Electrical Equipment	1.5%
Textiles, Apparel & Luxury Goods	1.3%
Internet & Direct Marketing Retail	1.1%
Household Durables	1.1%
Distributors	1.0%
Other Industries (each less than 1%)	2.6%
Cash and Other Assets, Less Liabilities	0.9%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2022	65

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (96.23%)
Argentina (0.63%)
Globant SA(a)	20,248	$4,373,365

Australia (1.89%)
Fiducian Group, Ltd.	215,640	1,211,264
HUB24, Ltd.	206,937	3,456,151
Kogan.com, Ltd.	864,692	2,350,482
Netwealth Group, Ltd.	290,554	2,630,833
PeopleIN, Ltd.	1,334,988	3,547,792
		13,196,522

Bangladesh (0.59%)
Square Pharmaceuticals, Ltd.	1,579,730	4,119,787

Belgium (2.06%)
Melexis NV	57,263	4,915,158
Warehouses De Pauw CVA	131,328	5,052,226
X-Fab Silicon Foundries SE(a)(b)(c)	619,724	4,387,304
		14,354,688

Brazil (0.97%)
Locaweb Servicos de Internet SA(a)(b)(c)	1,135,700	1,658,543
Pagseguro Digital, Ltd., Class A(a)	39,875	586,561
Patria Investments, Ltd., Class A	276,899	4,516,223
		6,761,327

Britain (19.29%)
Ascential PLC(a)	1,139,000	4,515,850
B&M European Value Retail SA	2,134,166	13,076,228
boohoo Group PLC(a)	2,044,911	2,070,218
Bytes Technology Group PLC	339,088	1,906,800
CVS Group PLC	629,964	14,221,304
Dechra Pharmaceuticals PLC	263,999	11,963,213
Diploma PLC	136,392	4,678,082
Endava PLC, ADR(a)	167,695	16,870,117
Ergomed PLC(a)	68,317	1,007,986
Foresight Group Holdings, Ltd.	1,289,723	6,162,698
Impax Asset Management Group PLC	877,864	9,493,855
JTC PLC(b)(c)	711,979	6,913,408
K3 Capital Group PLC	1,011,260	3,115,443
Marlowe PLC(a)	385,581	3,975,762
On the Beach Group PLC(a)(b)(c)	1,518,553	4,355,738
Pensionbee Group PLC(a)	1,259,004	2,249,868
Premier Miton Group PLC	1,379,140	2,427,880
Softcat PLC	194,502	3,435,157
St. James's Place PLC	260,511	4,186,306
Ultra Electronics Holdings PLC	271,564	11,060,304
	Shares	Value (Note 2)
Britain (continued)
Volution Group PLC	1,366,986	$6,962,912
		134,649,129

Canada (2.07%)
Aritzia, Inc.(a)	77,500	2,759,993
Gildan Activewear, Inc.	161,585	5,475,262
Guardian Capital Group, Ltd., Class A	48,800	1,257,749
Richelieu Hardware, Ltd.	175,450	4,980,860
		14,473,864

China (4.57%)
Hangzhou Robam Appliances Co., Ltd., Class A	977,677	4,553,426
Hangzhou Tigermed Consulting Co., Ltd., Class A	279,100	3,750,896
Man Wah Holdings, Ltd.	3,872,900	3,624,750
O2Micro International, Ltd., ADR(a)	567,170	1,860,317
Silergy Corp.	135,999	12,108,326
Suofeiya Home Collection Co., Ltd., Class A	1,275,900	3,930,595
TK Group Holdings, Ltd.	7,310,000	2,089,698
		31,918,008

Colombia (0.52%)
Parex Resources, Inc.	186,075	3,626,916

Finland (1.25%)
Musti Group Oyj(a)	371,210	8,734,070

France (6.89%)
Alten SA	70,379	9,445,425
Antin Infrastructure Partners SA(a)	71,455	1,856,301
Bureau Veritas SA	157,583	4,526,851
Esker SA	42,460	7,152,136
Neurones	77,697	2,958,996
Thermador Groupe	69,205	7,008,767
Virbac SA	37,419	15,107,851
		48,056,327

Germany (5.27%)
Atoss Software AG	19,398	2,818,619
Bike24 Holding AG(a)	70,627	456,405
Dermapharm Holding SE	137,507	7,774,746
Fashionette AG(a)	121,971	738,830
Friedrich Vorwerk Group SE(a)	94,554	2,802,330
Mensch und Maschine Software SE	79,196	4,438,221
Nagarro SE(a)	55,164	7,756,190
Nexus AG	63,706	3,106,756
PATRIZIA AG	186,894	3,205,891

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Germany (continued)
QIAGEN NV(a)	81,231	$3,685,451
		36,783,439

India (7.96%)
Cera Sanitaryware, Ltd.	47,757	2,594,873
Computer Age Management Services, Ltd.	201,157	6,459,387
EPL, Ltd.	1,115,229	2,451,528
Gulf Oil Lubricants India, Ltd.	101,019	561,333
IndiaMart InterMesh, Ltd.(b)(c)	53,544	3,407,479
L&T Technology Services, Ltd.(b)(c)	48,674	2,574,426
Metropolis Healthcare, Ltd.(b)(c)	344,832	10,710,100
Nippon Life India Asset Management, Ltd.(b)(c)	829,002	3,409,904
Polycab India, Ltd.	144,073	4,651,246
Tarsons Products, Ltd.(a)	303,500	2,745,095
WNS Holdings, Ltd., ADR(a)	204,206	16,003,624
		55,568,995

Indonesia (2.34%)
Ace Hardware Indonesia Tbk PT	17,159,400	1,236,916
Arwana Citramulia Tbk PT	63,783,500	4,601,531
Bank Tabungan Pensiunan Nasional Syariah	16,060,000	3,813,413
Selamat Sempurna Tbk PT	39,450,800	4,245,240
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	2,462,557
		16,359,657

Ireland (3.31%)
Irish Residential Properties REIT PLC	2,895,293	4,447,931
Keywords Studios PLC	189,679	5,733,827
Uniphar PLC	3,116,612	12,888,480
		23,070,238

Israel (0.26%)
Wix.com, Ltd.(a)	24,258	1,830,509

Italy (1.97%)
FinecoBank Banca Fineco SpA	250,907	3,487,957
GVS SpA(b)(c)	300,176	2,500,224
Interpump Group SpA	133,516	5,398,032
Piovan SpA(b)(c)	246,255	2,338,086
		13,724,299

Japan (13.84%)
AIT Corp.	361,300	4,394,720
BayCurrent Consulting, Inc.	22,900	7,508,163
Charm Care Corp.	480,900	4,804,302
Create SD Holdings Co., Ltd.	115,500	2,641,848
CrowdWorks, Inc.(a)	247,200	1,963,295
	Shares	Value (Note 2)
Japan (continued)
eGuarantee, Inc.	200,900	$3,335,029
Funai Soken Holdings, Inc.	281,500	4,720,815
gremz, Inc.	353,900	4,416,861
Japan Lifeline Co., Ltd.	510,800	4,257,674
M&A Capital Partners Co., Ltd.(a)	127,800	3,969,568
MarkLines Co., Ltd.	207,900	4,282,185
MonotaRO Co., Ltd.	153,700	2,640,267
Naigai Trans Line, Ltd.	93,700	1,345,309
Nihon M&A Center Holdings, Inc.	172,200	2,120,439
Open Door, Inc.(a)	198,900	2,873,645
Seria Co., Ltd.	435,900	8,524,419
Strike Co., Ltd.	216,600	6,596,035
Sun*, Inc.(a)	352,600	4,397,927
Synchro Food Co., Ltd.(a)	644,400	1,337,078
System Information Co., Ltd.	423,300	3,143,423
Systena Corp.	822,400	2,585,017
Trancom Co., Ltd.	88,990	4,636,752
Tsuruha Holdings, Inc.	70,700	3,613,338
User Local, Inc.	207,200	2,716,026
Visional, Inc.(a)	17,200	946,548
YAKUODO Holdings Co., Ltd.	202,100	2,802,854
		96,573,537

Luxembourg (0.46%)
Sword Group	75,337	3,243,783

Netherlands (1.30%)
Aalberts NV	111,118	5,399,491
Shop Apotheke Europe NV(a)(b)(c)	44,871	3,700,471
		9,099,962

New Zealand (0.00%)(d)
CBL Corp., Ltd.(e)	1,542,256	1

Norway (1.54%)
Bouvet ASA	187,344	1,378,031
Nordhealth AS, Class A(a)	985,229	2,289,923
Nordic Semiconductor ASA(a)	76,983	1,530,518
Self Storage Group ASA(a)	1,016,072	3,390,752
SmartCraft ASA(a)	1,335,830	2,136,337
		10,725,561

Philippines (1.58%)
Puregold Price Club, Inc.	6,141,500	3,869,542
Robinsons Land Corp.	11,279,400	4,097,044
Wilcon Depot, Inc.	5,738,600	3,077,881
		11,044,467

Poland (1.04%)
Dino Polska SA(a)(b)(c)	112,358	7,268,642

See Notes to Financial Statements.

Annual Report | April 30, 2022	67

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Singapore (0.77%)
Riverstone Holdings, Ltd.	7,661,900	$5,346,349

South Africa (0.65%)
Italtile, Ltd.	4,209,423	4,556,744

South Korea (1.59%)
Hyundai Ezwel Co., Ltd.	242,703	2,053,105
LEENO Industrial, Inc.	23,508	3,258,647
Suprema, Inc.(a)	130,376	2,507,098
Tokai Carbon Korea Co., Ltd.	29,350	3,263,071
		11,081,921

Sweden (4.80%)
Beijer Alma AB	319,735	6,651,126
Byggfakta Group Nordic Holdco AB(a)	650,446	3,167,187
Cint Group AB(a)	439,658	3,595,785
KNOW IT AB	214,132	6,595,099
Lyko Group AB, Class A(a)(c)	100,753	1,986,246
OEM International AB, Class B	124,515	1,927,428
Sagax AB, Class B	117,372	2,998,202
SwedenCare AB	410,886	4,618,022
Teqnion AB	161,900	1,929,059
		33,468,154

Taiwan (2.43%)
Bioteque Corp.	749,000	2,799,909
Poya International Co., Ltd.	93,974	999,219
Sinbon Electronics Co., Ltd.	148,000	1,299,968
Sporton International, Inc.	1,085,703	6,673,915
Voltronic Power Technology Corp.	56,850	2,487,238
Wistron Information Technology & Services Corp.	929,000	2,718,976
		16,979,225

United States (3.36%)
Bank of NT Butterfield & Son, Ltd.	309,782	9,922,318
Bizlink Holding, Inc.	539,900	5,402,816
Genpact, Ltd.	202,618	8,159,427
		23,484,561

Vietnam (1.03%)
Vietnam Dairy Products JSC	17	55
Vietnam Technological & Commercial Joint Stock Bank(a)	3,772,473	7,188,276
		7,188,331

TOTAL COMMON STOCKS
(Cost $535,721,934)		671,662,378
	Shares	Value (Note 2)
Vietnam (continued)
TOTAL INVESTMENTS (96.23%)
(Cost $535,721,934)		$671,662,378

Other Assets In Excess Of Liabilities (3.77%)		26,337,626

NET ASSETS (100.00%)		$698,000,004

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $53,224,325, representing 7.63% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $55,210,571, representing 7.91% of net assets.

(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2022)
Technology	26.3%
Industrials	21.2%
Health Care	16.5%
Financials	15.6%
Consumer	15.3%
Energy & Materials	1.3%
Cash, Cash Equivalents, & Other Net Assets	3.8%
Total	100%

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2022

Industry Composition (April 30, 2022)
IT Services	15.2%
Capital Markets	8.9%
Pharmaceuticals	6.3%
Health Care Providers & Services	6.1%
Professional Services	5.0%
Software	4.7%
Semiconductors & Semiconductor Equipment	4.5%
Trading Companies & Distributors	3.9%
Machinery	3.5%
Banks	3.4%
Food & Staples Retailing	3.4%
Multiline Retail	3.2%
Specialty Retail	3.1%
Building Products	2.1%
Electrical Equipment	1.9%
Health Care Equipment & Supplies	1.8%
Household Durables	1.8%
Commercial Services & Supplies	1.7%
Aerospace & Defense	1.6%
Real Estate Management & Development	1.5%
Life Sciences Tools & Services	1.5%
Equity Real Estate Investment Trusts (REITs)	1.3%
Internet & Direct Marketing Retail	1.1%
Hotels, Restaurants & Leisure	1.0%
Other Industries (each less than 1%)	7.7%
Cash and Other Assets, Less Liabilities	3.8%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2022	69

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (97.45%)
Argentina (2.62%)
Globant SA(a)	198,376	$42,847,232

Australia (0.91%)
Netwealth Group, Ltd.	1,640,583	14,854,727

Belgium (2.76%)
Melexis NV	317,690	27,268,854
Warehouses De Pauw CVA	465,796	17,919,306
		45,188,160

Brazil (1.54%)
CI&T, Inc., Class A(a)	595,700	7,571,347
Patria Investments, Ltd., Class A	1,076,132	17,551,713
		25,123,060

Britain (20.47%)
Abcam PLC(a)	859,806	13,341,745
B&M European Value Retail SA	11,138,026	68,243,693
CVS Group PLC	974,642	22,002,337
Dechra Pharmaceuticals PLC	1,366,657	61,930,572
Diploma PLC	366,537	12,571,779
Endava PLC, ADR(a)	534,857	53,806,614
Impax Asset Management Group PLC	1,538,341	16,636,731
Intertek Group PLC	395,574	24,650,185
JTC PLC(b)(c)	1,000,275	9,712,799
Softcat PLC	607,446	10,728,282
St. James's Place PLC	2,549,306	40,966,315
		334,591,052

Canada (2.15%)
Aritzia, Inc.(a)	223,500	7,959,464
Gildan Activewear, Inc.	439,684	14,898,567
Ritchie Bros Auctioneers, Inc.	223,924	12,335,973
		35,194,004

China (7.97%)
Angelalign Technology, Inc.(b)(c)	614,500	8,645,749
Hangzhou Robam Appliances Co., Ltd., Class A	2,419,519	11,268,650
Hangzhou Tigermed Consulting Co., Ltd., Class A	534,850	7,187,985
Man Wah Holdings, Ltd.	10,998,400	10,293,694
Silergy Corp.	774,200	68,928,933
WuXi AppTec Co., Ltd., Class H(b)(c)	1,097,312	14,925,415
Wuxi Biologics Cayman, Inc.(a)(b)(c)	1,213,700	8,958,097
		130,208,523
	Shares	Value (Note 2)
Finland (0.36%)
Musti Group Oyj(a)	249,700	$5,875,104

France (5.93%)
Alten SA	287,289	38,556,483
Antin Infrastructure Partners SA(a)	350,181	9,097,211
BioMerieux	142,500	13,566,300
Bureau Veritas SA	464,012	13,329,568
Esker SA	19,852	3,343,952
Virbac SA	46,985	18,970,105
		96,863,619

Germany (3.19%)
Atoss Software AG	56,126	8,155,367
Dermapharm Holding SE	296,564	16,767,945
Nagarro SE(a)	73,057	10,271,988
Puma SE	123,122	9,059,169
QIAGEN NV(a)	172,030	7,805,001
		52,059,470

Hong Kong (2.13%)
Techtronic Industries Co., Ltd.	2,610,600	34,846,565

India (9.36%)
Avenue Supermarts, Ltd.(a)(b)(c)	153,919	7,884,532
Computer Age Management Services, Ltd.	478,617	15,368,952
HCL Technologies, Ltd.	733,087	10,268,011
HDFC Bank, Ltd.	677,416	12,144,603
IndiaMart InterMesh, Ltd.(b)(c)	141,821	9,025,327
Marico, Ltd.	830,658	5,645,779
Metropolis Healthcare, Ltd.(b)(c)	820,726	25,490,840
Nippon Life India Asset Management, Ltd.(b)(c)	2,479,979	10,200,809
WNS Holdings, Ltd., ADR(a)	727,336	57,001,322
		153,030,175

Indonesia (0.56%)
Bank Tabungan Pensiunan Nasional Syariah	38,835,900	9,221,501

Ireland (1.63%)
Keywords Studios PLC	881,728	26,653,850

Israel (0.27%)
Wix.com, Ltd.(a)	59,258	4,471,609

Italy (3.17%)
DiaSorin SpA	97,165	12,727,850
FinecoBank Banca Fineco SpA	1,215,472	16,896,756
Interpump Group SpA	278,346	11,253,488
Sesa SpA	75,138	10,862,569
		51,740,663

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Japan (8.36%)
BASE, Inc.(a)	1,455,700	$3,958,561
BayCurrent Consulting, Inc.	74,600	24,458,907
Freee KK(a)	174,800	5,043,557
GMO Payment Gateway, Inc.	88,200	7,399,972
IR Japan Holdings, Ltd.	375,500	11,891,784
M&A Capital Partners Co., Ltd.(a)	363,700	11,296,806
MonotaRO Co., Ltd.	1,000,600	17,188,359
Nihon M&A Center Holdings, Inc.	2,409,300	29,667,673
Seria Co., Ltd.	326,900	6,392,825
Systena Corp.	5,535,500	17,399,515
Visional, Inc.(a)	35,800	1,970,141
		136,668,100

Mexico (0.75%)
Grupo Aeroportuario del Centro Norte SAB de CV	919,800	6,410,406
Regional SAB de CV	980,400	5,917,520
		12,327,926

Netherlands (0.95%)
Aalberts NV	319,269	15,514,048

Norway (0.85%)
Nordic Semiconductor ASA(a)	700,914	13,935,041

Philippines (0.76%)
Wilcon Depot, Inc.	23,051,800	12,363,766

Poland (2.12%)
Dino Polska SA(a)(b)(c)	535,225	34,624,673

South Korea (0.65%)
LEENO Industrial, Inc.	76,044	10,541,115

Sweden (5.37%)
Byggfakta Group Nordic Holdco AB(a)	1,799,452	8,761,990
Cint Group AB(a)	907,290	7,420,359
EQT AB	1,113,906	31,525,568
Fortnox AB	1,711,954	9,087,214
Nordnet AB publ	662,879	11,497,474
Sagax AB, Class B	369,196	9,430,907
SwedenCare AB	891,319	10,017,695
		87,741,207

Switzerland (1.25%)
Partners Group Holding AG	19,211	20,354,005

Taiwan (2.69%)
Bizlink Holding, Inc.	877,000	8,776,199
momo.com, Inc.	393,700	10,392,571
Sinbon Electronics Co., Ltd.	1,026,000	9,011,941
	Shares	Value (Note 2)
Taiwan (continued)
Voltronic Power Technology Corp.	362,490	$15,859,258
		44,039,969

United States (7.74%)
Ashtead Group PLC	273,370	14,135,216
Bank of NT Butterfield & Son, Ltd.	767,289	24,576,267
Genpact, Ltd.	782,714	31,519,893
JFrog, Ltd.(a)	433,720	9,051,736
Lululemon Athletica, Inc.(a)	82,953	29,417,622
Monolithic Power Systems, Inc.	45,253	17,750,037
		126,450,771

Vietnam (0.94%)
Vietnam Technological & Commercial Joint Stock Bank(a)	8,084,926	15,405,461

TOTAL COMMON STOCKS
(Cost $1,366,419,750)		1,592,735,396

TOTAL INVESTMENTS (97.45%)
(Cost $1,366,419,750)		$1,592,735,396

Other Assets In Excess Of Liabilities (2.55%)		41,636,163

NET ASSETS (100.00%)		$1,634,371,559

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $129,468,241, representing 7.92% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $129,468,241, representing 7.92% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2022	71

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2022

Sector Composition (April 30, 2022)
Technology	33.4%
Financials	18.5%
Industrials	16.2%
Health Care	14.9%
Consumer	14.5%
Cash, Cash Equivalents, & Other Net Assets	2.5%
Total	100%

Industry Composition (April 30, 2022)
IT Services	19.5%
Capital Markets	11.7%
Semiconductors & Semiconductor Equipment	8.4%
Pharmaceuticals	6.6%
Professional Services	6.4%
Banks	5.1%
Multiline Retail	4.6%
Software	4.2%
Machinery	3.7%
Trading Companies & Distributors	3.4%
Textiles, Apparel & Luxury Goods	3.3%
Health Care Providers & Services	2.9%
Food & Staples Retailing	2.6%
Life Sciences Tools & Services	2.5%
Health Care Equipment & Supplies	2.1%
Specialty Retail	1.7%
Electrical Equipment	1.5%
Household Durables	1.3%
Electronic Equipment, Instruments & Components	1.3%
Equity Real Estate Investment Trusts (REITs)	1.1%
Other Industries (each less than 1%)	3.6%
Cash and Other Assets, Less Liabilities	2.5%
Total	100.0%

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (98.58%)
Argentina (2.88%)
Globant SA(a)	17,540	$3,788,465

Britain (2.89%)
Endava PLC, ADR(a)	37,802	3,802,880

Canada (1.82%)
Aritzia, Inc.(a)	15,500	551,999
Gildan Activewear, Inc.	18,694	633,441
Ritchie Bros Auctioneers, Inc.	22,050	1,214,735
		2,400,175

China (0.38%)
O2Micro International, Ltd., ADR(a)	152,896	501,499

Germany (0.98%)
QIAGEN NV(a)	28,308	1,284,334

Hong Kong (1.77%)
Techtronic Industries Co., Ltd.	174,400	2,327,910

India (1.99%)
WNS Holdings, Ltd., ADR(a)	33,365	2,614,815

United States (85.87%)
4imprint Group PLC	11,500	390,785
Align Technology, Inc.(a)	5,414	1,569,573
Alpha Teknova, Inc.(a)	44,830	503,441
Ashtead Group PLC	19,700	1,018,633
Bank of Hawaii Corp.	22,135	1,645,516
Bank of NT Butterfield & Son, Ltd.	68,811	2,204,016
Blackline, Inc.(a)	24,942	1,672,361
Blackstone, Inc.	25,076	2,546,969
Cardiovascular Systems, Inc.(a)	66,064	1,235,397
Castle Biosciences, Inc.(a)	40,421	903,005
Chewy, Inc., Class A(a)	36,425	1,058,511
Cloudflare, Inc., Class A(a)	7,813	673,012
Cross Creek Lucid LP/Partnership Interest(a)(b)	700,000	700,000
Datadog, Inc., Class A(a)	4,547	549,187
Dexcom, Inc.(a)	1,663	679,469
Elastic NV(a)	12,054	917,792
Equinix, Inc.	3,300	2,372,964
Etsy, Inc.(a)	23,328	2,173,936
Exact Sciences Corp.(a)	22,687	1,248,919
Fastenal Co.	20,097	1,111,565
Figs, Inc., Class A(a)	185,336	2,902,361
First Hawaiian, Inc.	51,409	1,213,766
First Republic Bank	38,127	5,689,312
Five Below, Inc.(a)	7,975	1,252,873
Frontage Holdings Corp.(a)(c)(d)	2,184,800	645,274
Genpact, Ltd.	71,928	2,896,541
	Shares	Value (Note 2)
United States (continued)
Gitlab, Inc., Class A(a)	15,683	$751,686
Glacier Bancorp, Inc.	28,420	1,300,499
Global Industrial Co.	97,699	3,014,991
Goosehead Insurance, Inc., Class A	32,446	1,865,321
Heska Corp.(a)	20,280	2,227,555
Houlihan Lokey, Inc.	20,278	1,688,955
HubSpot, Inc.(a)	5,238	1,987,454
IDEXX Laboratories, Inc.(a)	2,467	1,061,994
JFrog, Ltd.(a)	38,131	795,794
Joint Corp.(a)	21,883	667,869
LeMaitre Vascular, Inc.	40,750	1,760,808
LGI Homes, Inc.(a)	16,651	1,560,365
Littelfuse, Inc.	18,971	4,349,102
Lululemon Athletica, Inc.(a)	7,274	2,579,578
Marcus & Millichap, Inc.	18,956	849,039
MaxCyte, Inc.(a)	90,700	502,478
Medpace Holdings, Inc.(a)	18,739	2,502,968
Microchip Technology, Inc.	14,400	938,880
Moelis & Co., Class A	16,278	720,464
Monolithic Power Systems, Inc.	4,899	1,921,584
Morningstar, Inc.	2,950	747,029
MSCI, Inc.	2,256	950,340
NV5 Global, Inc.(a)	8,401	1,006,440
Ollie's Bargain Outlet Holdings, Inc.(a)	26,203	1,259,054
P10, Inc., Class A(a)	92,500	1,119,250
PagerDuty, Inc.(a)	28,095	802,674
Paycom Software, Inc.(a)	15,417	4,339,422
Paylocity Holding Corp.(a)	6,483	1,229,371
PJT Partners, Inc., Class A	60,474	3,990,679
Pool Corp.	7,309	2,961,753
Power Integrations, Inc.	21,269	1,701,520
Qualys, Inc.(a)	21,588	2,942,012
Rapid7, Inc.(a)	21,878	2,089,787
Rexford Industrial Realty, Inc.	15,850	1,236,934
Shoals Technologies Group, Inc., Class A(a)	115,177	1,149,466
Silicon Laboratories, Inc.(a)	6,877	927,776
Silvergate Capital Corp., Class A(a)	2,100	245,616
SVB Financial Group(a)	6,841	3,335,945
Teladoc Health, Inc.(a)	14,414	486,617
Terreno Realty Corp.	21,699	1,578,602
TriMas Corp.	24,591	726,418
Ulta Beauty, Inc.(a)	4,800	1,904,640
Unity Software, Inc.(a)	7,941	527,362
WW Grainger, Inc.	3,500	1,750,105
Zendesk, Inc.(a)	9,166	1,118,619
		112,949,993

TOTAL COMMON STOCKS
(Cost $142,539,773)		129,670,071

See Notes to Financial Statements.

Annual Report | April 30, 2022	73

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
United States (continued)
PREFERRED STOCKS (0.48%)
United States (0.48%)
Gusto Inc Series E Preferred(a)(b)	20,595	$626,088

TOTAL PREFERRED STOCKS
(Cost $625,992)		626,088

TOTAL INVESTMENTS (99.06%)
(Cost $143,165,765)		$130,296,159

Other Assets In Excess Of Liabilities (0.94%)		1,237,886

NET ASSETS (100.00%)		$131,534,045

(a)	Non-Income Producing Security.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $645,274, representing 0.49% of net assets.
(d)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of these securities was $645,274, representing 0.49% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2022)
Technology	34.1%
Financials	27.4%
Health Care	15.3%
Consumer	12.1%
Industrials	9.6%
Energy & Materials	0.6%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100%

Industry Composition (April 30, 2022)
Software	15.4%
Banks	11.9%
IT Services	10.5%
Capital Markets	9.5%
Health Care Equipment & Supplies	8.7%
Trading Companies & Distributors	5.2%
Semiconductors & Semiconductor Equipment	4.6%
Life Sciences Tools & Services	4.1%
Equity Real Estate Investment Trusts (REITs)	4.0%
Electronic Equipment, Instruments & Components	3.3%
Specialty Retail	2.7%
Internet & Direct Marketing Retail	2.5%
Textiles, Apparel & Luxury Goods	2.4%
Distributors	2.3%
Machinery	1.8%
Insurance	1.4%
Household Durables	1.2%
Health Care Providers & Services	1.2%
Multiline Retail	1.0%
Other Industries (each less than 1%)	5.4%
Cash and Other Assets, Less Liabilities	0.9%
Total	100.0%

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2022

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Explorer Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
ASSETS
Investments, at value (Cost - see below)	$464,718,272	$108,216,386	$8,867,074	$50,513,339	$762,269,932
Cash	23,476,707	–	519,073	2,625,113	5,549,508
Foreign cash, at value (Cost $3,424,321, $799, $61,170, $– and $2,818,828, respectively)	3,424,648	797	61,159	–	2,819,841
Dividends and interest receivable	298,359	250,466	10,915	138,307	1,797,255
Due from Advisor	–	–	3,519	–	–
Receivable for investments sold	8,053,936	3,695,356	–	790,522	12,158,656
Receivable for fund shares subscribed	64,745	140,972	30,486	10	425,670
Deferred offering cost	–	–	36,910	–	–
Prepaid and other assets	2,688	270	1,800	252	18,325
Total assets	500,039,355	112,304,247	9,530,936	54,067,543	785,039,187

LIABILITIES
Payable to custodian due to overdraft	–	3,970,826	–	–	–
Payable for investments purchased	442,279	197,523	10,472	507,147	7,083,232
Foreign capital gains tax	2,545,793	34,927	–	70,517	795,337
Payable for fund shares redeemed	98,488	1,795,855	9,227	126,223	3,933,625
Advisory fees payable	549,980	8,576	9,025	70,557	790,921
Administration fees payable	56,715	29,567	1,430	29,868	67,610
Custodian fees payable	171,646	29,579	7,228	24,461	116,058
Payable for trustee fees and expenses	8,207	9,464	500	2,872	308
Payable for chief compliance officer fee	2,378	4,899	1,500	1,437	3,738
Payable for principal financial officer fees	612	916	512	278	30
Distribution and service fees payable	2,376	–	–	–	20,361
Payable for transfer agency fees	6,400	5,670	7,804	6,083	8,098
Accrued expenses and other liabilities	77,876	87,924	22,181	52,774	59,810
Total liabilities	3,962,750	6,175,726	69,879	892,217	12,879,128
NET ASSETS	$496,076,605	$106,128,521	$9,461,057	$53,175,326	$772,160,059

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$411,788,857	$112,788,392	$11,807,815	$49,576,113	$627,582,062
Total distributable earnings	84,287,748	(6,659,871)	(2,346,758)	3,599,213	144,577,997
NET ASSETS	$496,076,605	$106,128,521	$9,461,057	$53,175,326	$772,160,059

INVESTMENTS, AT COST	$368,897,624	$114,978,992	$11,092,170	$44,557,042	$619,443,546

PRICING OF SHARES
Investor Class
Net Assets	$10,846,269	$–	$–	$–	$92,172,954
Net Asset Value, offering and redemption price per share	$13.21	$–	$–	$–	$3.70
Shares of beneficial interest outstanding	820,896	–	–	–	24,925,516
Institutional Class
Net Assets	$485,230,336	$106,128,521	$9,461,057	$53,175,326	$679,987,105
Net Asset Value, offering and redemption price per share	$13.35	$13.60	$7.80	$13.49	$3.79
Shares of beneficial interest outstanding	36,335,848	7,802,895	1,213,140	3,940,672	179,463,174

See Notes to Financial Statements.

Annual Report | April 30, 2022	75

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2022

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$311,874,337	$334,443,391	$671,662,378	$1,592,735,396	$130,296,159
Cash	8,578,218	–	19,406,528	37,234,858	3,039,846
Foreign cash, at value (Cost $106,381, $1,503,650, $208,414, $2,414,922 and $–, respectively)	106,548	1,503,773	209,098	2,416,120	–
Dividends and interest receivable	419,636	517,008	2,033,060	3,415,745	54,848
Receivable for investments sold	3,626,314	5,828,781	7,118,049	28,960,729	208,344
Receivable for fund shares subscribed	696,117	322,588	492,378	1,567,303	143,100
Deferred offering cost	–	–	–	–	8,469
Prepaid and other assets	1,628	1,594	4,204	8,482	1,077
Total assets	325,302,798	342,617,135	700,925,695	1,666,338,633	133,751,843

LIABILITIES
Payable to custodian due to overdraft	–	2,244,490	–	–	–
Payable for investments purchased	2,785,129	1,486,799	–	28,225,410	1,733,720
Foreign capital gains tax	414,007	2,932	1,828,225	779,074	–
Payable for fund shares redeemed	655,893	950,294	82,281	1,209,284	320,348
Advisory fees payable	259,682	245,812	724,617	1,161,464	88,640
Administration fees payable	62,783	37,754	66,100	100,437	18,156
Custodian fees payable	67,947	43,262	114,379	189,291	18,814
Payable for trustee fees and expenses	4,569	1,902	2,033	4,279	608
Payable for chief compliance officer fee	1,925	476	3,576	7,677	127
Payable for principal financial officer fees	442	184	197	414	59
Distribution and service fees payable	7,454	11,802	9,037	11,592	–
Payable for transfer agency fees	7,297	9,064	5,554	20,534	5,936
Accrued expenses and other liabilities	74,880	58,849	89,692	257,618	31,390
Waiver payable	–	–	–	–	–
Total liabilities	4,342,008	5,093,620	2,925,691	31,967,074	2,217,798
NET ASSETS	$320,960,790	$337,523,515	$698,000,004	$1,634,371,559	$131,534,045

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$269,925,446	$321,547,113	$576,181,343	$1,426,939,182	$148,313,941
Total distributable earnings	51,035,344	15,976,402	121,818,661	207,432,377	(16,779,896)
NET ASSETS	$320,960,790	$337,523,515	$698,000,004	$1,634,371,559	$131,534,045

INVESTMENTS, AT COST	$254,897,365	$315,120,223	$535,721,934	$1,366,419,750	$143,165,765

PRICING OF SHARES
Investor Class
Net Assets	$33,458,742	$51,984,152	$40,834,987	$51,249,570	$–
Net Asset Value, offering and redemption price per share	$16.01	$16.51	$3.57	$17.91	$–
Shares of beneficial interest outstanding	2,089,623	3,148,094	11,447,031	2,861,998	–
Institutional Class
Net Assets	$287,502,048	$285,539,363	$657,165,017	$1,583,121,989	$131,534,045
Net Asset Value, offering and redemption price per share	$16.17	$16.74	$3.61	$18.06	$17.65
Shares of beneficial interest outstanding	17,777,150	17,052,397	182,226,400	87,646,972	7,454,237

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2022

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Explorer Fund(a)	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
INVESTMENT INCOME
Dividends	$11,041,776	$2,563,564	$37,706	$1,085,551	$14,501,257
Foreign taxes withheld	(1,281,490)	(175,628)	(2,995)	(96,758)	(1,249,437)
Total investment income	9,760,286	2,387,936	34,711	988,793	13,251,820
EXPENSES
Investment advisor fees (Note 6)	8,536,389	888,418	34,693	1,028,483	12,673,856
Administrative fees	197,429	54,183	1,295	50,521	293,116
Distribution and service fees - Investor Class	33,510	–	–	–	291,910
Transfer agent fees	43,278	35,364	3,009	40,527	67,365
Recoupment of previously waived fees	–	–	–	38,463	–
Professional fees	1,251	20,922	10,310	11,219	4,869
Printing fees	9,097	45,701	431	7,899	19,272
Registration fees	72,749	37,907	425	34,885	29,229
Custodian fees	671,745	111,801	3,500	81,098	422,662
Trustee fees and expenses	4,299	9,933	1,000	3,289	6,638
Chief compliance officer fees	7,653	6,008	1,400	2,352	12,462
Principal financial officer fees	1,409	1,101	500	431	2,293
Offering costs	–	–	21,665	–	–
Other expenses	77,752	34,464	1,200	32,662	72,377
Total expenses	9,656,561	1,245,802	79,428	1,331,829	13,896,049
Voluntary waiver of investment advisory fees (Note 6)	(813,138)	–	–	–	(1,284,771)
Less fees waived/reimbursed by investment advisor (Note 6)	–	(40,900)	(39,713)	–	–
Total net expenses	8,843,423	1,204,902	39,715	1,331,829	12,611,278
NET INVESTMENT INCOME/(LOSS)	916,863	1,183,034	(5,004)	(343,036)	640,542

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	25,845,548	2,327,255	(130,092)	3,904,292	80,372,802
Net realized loss on foreign currency transactions	(75,195)	(54,431)	(923)	(22,246)	(165,968)
Net realized gain/(loss)	25,770,353	2,272,824	(131,015)	3,882,046	80,206,834
Net change in unrealized depreciation on investments (net of change in foreign capital gains tax of $(2,230,790), $(31,539), $0, $(222,616) and $(1,488,003), respectively)	(119,818,427)	(13,457,296)	(2,225,096)	(20,691,436)	(263,629,752)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(11,378)	(15,793)	(357)	(6,190)	(88,653)
Net change in unrealized depreciation	(119,829,805)	(13,473,089)	(2,225,453)	(20,697,626)	(263,718,405)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(94,059,452)	(11,200,265)	(2,356,468)	(16,815,580)	(183,511,571)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(93,142,589)	$(10,017,231)	$(2,361,472)	$(17,158,616)	$(182,871,029)

(a)	For the period from December 16, 2021 (inception) to April 30, 2022.

See Notes to Financial Statements.

Annual Report | April 30, 2022	77

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2022

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
INVESTMENT INCOME
Dividends	$4,987,811	$4,089,091	$13,113,259	$23,944,826	$1,197,660
Foreign taxes withheld	(417,739)	(287,032)	(1,417,997)	(2,449,496)	(5,675)
Total investment income	4,570,072	3,802,059	11,695,262	21,495,330	1,191,985
EXPENSES
Investment advisor fees (Note 6)	4,359,520	3,310,008	11,992,546	16,862,213	1,156,193
Administrative fees	153,447	134,226	279,599	564,038	59,862
Distribution and service fees - Investor Class	117,054	191,864	137,804	175,352	–
Transfer agent fees	54,582	71,179	38,700	150,260	37,778
Recoupment of previously waived fees	–	–	–	–	82,434
Professional fees	8,492	11,848	5,922	9,223	22,626
Printing fees	12,816	11,072	1,685	147,984	7,173
Registration fees	60,324	69,239	109,710	115,185	136
Custodian fees	237,881	161,023	444,669	758,051	32,001
Trustee fees and expenses	6,945	4,313	7,951	17,769	1,719
Chief compliance officer fees	7,189	5,967	12,763	27,860	2,186
Principal financial officer fees	1,320	1,097	2,348	5,124	402
Other expenses	61,203	53,286	75,433	106,383	6,959
Total expenses	5,080,773	4,025,122	13,109,130	18,939,442	1,409,469
Voluntary waiver of investment advisory fees (Note 6)	–	–	(1,148,509)	–	–
Less fees waived/reimbursed by investment advisor (Note 6)	(54,089)	–	–	–	–
Total net expenses	5,026,684	4,025,122	11,960,621	18,939,442	1,409,469
NET INVESTMENT INCOME/(LOSS)	(456,612)	(223,063)	(265,359)	2,555,888	(217,484)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	16,557,391	18,852,917	43,338,508	106,037,352	(2,422,238)
Net realized loss on foreign currency transactions	(41,445)	(65,204)	(208,509)	(475,229)	(1,014)
Net realized gain/(loss)	16,515,946	18,787,713	43,129,999	105,562,123	(2,423,252)
Net change in unrealized depreciation on investments (net of change in foreign capital gains tax of $(351,567), $(509,501), $(296,657), $(2,935,894) and $0, respectively)	(98,552,345)	(115,839,034)	(243,191,455)	(475,253,351)	(33,336,010)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(23,301)	(15,866)	(88,604)	(95,045)	(15)
Net change in unrealized depreciation	(98,575,646)	(115,854,900)	(243,280,059)	(475,348,396)	(33,336,025)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(82,059,700)	(97,067,187)	(200,150,060)	(369,786,273)	(35,759,277)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,516,312)	$(97,290,250)	$(200,415,419)	$(367,230,385)	$(35,976,761)

See Notes to Financial Statements.

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Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income/(loss)	$916,863	$(1,404,176)
Net realized gain	25,770,353	46,750,517
Net change in unrealized appreciation/(depreciation)	(119,829,805)	182,572,895
Net increase/(decrease) in net assets resulting from operations	(93,142,589)	227,919,236

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(1,618,022)	(2,571)
Institutional Class	(67,571,163)	(794,820)
Return of capital	(549,374)	–
Net decrease in net assets from distributions	(69,738,559)	(797,391)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,267,340	1,984,236
Distributions reinvested	1,591,129	2,543
Cost of shares redeemed	(3,279,504)	(2,636,891)
Redemption fees	–	485
Net decrease from capital shares transactions	(421,035)	(649,627)

Institutional Class
Proceeds from sales of shares	49,481,761	110,127,902
Distributions reinvested	63,205,715	730,183
Cost of shares redeemed	(91,861,917)	(98,220,322)
Redemption fees	3,893	9,739
Net increase from capital shares transactions	20,829,452	12,647,502
Net increase/(decrease) in net assets	(142,472,731)	239,119,720

NET ASSETS
Beginning of year	638,549,336	399,429,616
End of year	$496,076,605	$638,549,336

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	75,970	122,035
Issued to shareholders in reinvestment of distributions	99,757	156
Redeemed	(202,959)	(182,150)
Net decrease in share transactions	(27,232)	(59,959)

Institutional Class
Issued	2,900,542	6,753,337
Issued to shareholders in reinvestment of distributions	3,925,821	44,496
Redeemed	(5,465,808)	(6,761,873)
Net increase in share transactions	1,360,555	35,960

See Notes to Financial Statements.

Annual Report | April 30, 2022	79

Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$1,183,034	$401,180
Net realized gain	2,272,824	3,087,368
Net change in unrealized appreciation/(depreciation)	(13,473,089)	7,660,143
Net increase/(decrease) in net assets resulting from operations	(10,017,231)	11,148,691

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(5,635,245)	(409,394)
Net decrease in net assets from distributions	(5,635,245)	(409,394)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	86,906,012	31,456,092
Distributions reinvested	5,276,808	403,668
Cost of shares redeemed	(19,814,461)	(2,063,549)
Redemption fees	9,594	6,119
Net increase from capital shares transactions	72,377,953	29,802,330

Net increase in net assets	56,725,477	40,541,627

NET ASSETS
Beginning of year	49,403,044	8,861,417
End of year	$106,128,521	$49,403,044

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	5,617,970	2,350,442
Issued to shareholders in reinvestment of distributions	350,386	30,237
Redeemed	(1,370,653)	(184,812)
Net increase in share transactions	4,597,703	2,195,867

See Notes to Financial Statements.

80	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Statements of Changes in Net Assets

For the Period December 16, 2021 (Inception) to April 30, 2022
OPERATIONS
Net investment loss	$(5,004)
Net realized loss	(131,015)
Net change in unrealized depreciation	(2,225,453)
Net decrease in net assets resulting from operations	(2,361,472)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	12,437,366
Cost of shares redeemed	(616,937)
Redemption fees	2,100
Net increase from capital shares transactions	11,822,529

Net increase in net assets	9,461,057

NET ASSETS
Beginning of period	–
End of period	$9,461,057

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,285,196
Redeemed	(72,056)
Net increase in share transactions	1,213,140

See Notes to Financial Statements.

Annual Report | April 30, 2022	81

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(343,036)	$(293,387)
Net realized gain	3,882,046	8,082,924
Net change in unrealized appreciation/(depreciation)	(20,697,626)	23,350,176
Net increase/(decrease) in net assets resulting from operations	(17,158,616)	31,139,713

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(9,713,708)	(4,057,924)
Net decrease in net assets from distributions	(9,713,708)	(4,057,924)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	6,982,822	13,038,427
Distributions reinvested	8,977,600	3,771,469
Cost of shares redeemed	(6,287,953)	(3,150,855)
Redemption fees	424	–
Net increase from capital shares transactions	9,672,893	13,659,041

Net increase/(decrease) in net assets	(17,199,431)	40,740,830

NET ASSETS
Beginning of year	70,374,757	29,633,927
End of year	$53,175,326	$70,374,757

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	384,248	706,934
Issued to shareholders in reinvestment of distributions	505,780	213,802
Redeemed	(357,886)	(195,217)
Net increase in share transactions	532,142	725,519

See Notes to Financial Statements.

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Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income/(loss)	$640,542	$(934,355)
Net realized gain	80,206,834	168,229,592
Net change in unrealized appreciation/(depreciation)	(263,718,405)	299,109,843
Net increase/(decrease) in net assets resulting from operations	(182,871,029)	466,405,080

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(21,606,186)	(9,200,642)
Institutional Class	(154,238,516)	(54,763,378)
Net decrease in net assets from distributions	(175,844,702)	(63,964,020)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	13,720,488	13,573,747
Distributions reinvested	20,538,090	8,906,996
Cost of shares redeemed	(30,630,234)	(43,809,498)
Redemption fees	1,747	581
Net increase/(decrease) from capital shares transactions	3,630,091	(21,328,174)

Institutional Class
Proceeds from sales of shares	82,166,481	105,694,563
Distributions reinvested	136,412,929	50,942,882
Cost of shares redeemed	(112,901,232)	(79,175,222)
Redemption fees	5,768	1,131
Net increase from capital shares transactions	105,683,946	77,463,354

Net increase/(decrease) in net assets	(249,401,694)	458,576,240

NET ASSETS
Beginning of year	1,021,561,753	562,985,513
End of year	$772,160,059	$1,021,561,753

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,715,233	2,966,817
Issued to shareholders in reinvestment of distributions	4,182,910	1,840,288
Redeemed	(5,896,930)	(9,575,738)
Net increase/(decrease) in share transactions	1,001,213	(4,768,633)

Institutional Class
Issued	16,333,444	22,648,748
Issued to shareholders in reinvestment of distributions	27,119,867	10,333,242
Redeemed	(22,636,949)	(17,308,856)
Net increase in share transactions	20,816,362	15,673,134

See Notes to Financial Statements.

Annual Report | April 30, 2022	83

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(456,612)	$(558,805)
Net realized gain	16,515,946	61,926,416
Net change in unrealized appreciation/(depreciation)	(98,575,646)	109,192,289
Net increase/(decrease) in net assets resulting from operations	(82,516,312)	170,559,900

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(6,454,970)	(4,512,695)
Institutional Class	(51,278,451)	(21,062,660)
Net decrease in net assets from distributions	(57,733,421)	(25,575,355)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	4,516,080	5,613,392
Distributions reinvested	6,242,422	4,404,465
Cost of shares redeemed	(22,081,221)	(15,781,767)
Redemption fees	714	922
Net decrease from capital shares transactions	(11,322,005)	(5,762,988)

Institutional Class
Proceeds from sales of shares	90,834,951	33,269,428
Distributions reinvested	45,829,430	17,988,818
Cost of shares redeemed	(41,125,069)	(54,802,889)
Redemption fees	525	20,130
Net increase/(decrease) from capital shares transactions	95,539,837	(3,524,513)
Net increase/(decrease) in net assets	(56,031,901)	135,697,044

NET ASSETS
Beginning of year	376,992,691	241,295,647
End of year	$320,960,790	$376,992,691

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	199,535	274,610
Issued to shareholders in reinvestment of distributions	291,566	212,776
Redeemed	(955,939)	(787,437)
Net decrease in share transactions	(464,838)	(300,051)

Institutional Class
Issued	3,969,683	1,595,452
Issued to shareholders in reinvestment of distributions	2,120,751	864,016
Redeemed	(1,948,673)	(2,989,136)
Net increase/(decrease) in share transactions	4,141,761	(529,668)

See Notes to Financial Statements.

84	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(223,063)	$(111,391)
Net realized gain	18,787,713	36,550,876
Net change in unrealized appreciation/(depreciation)	(115,854,900)	103,499,300
Net increase/(decrease) in net assets resulting from operations	(97,290,250)	139,938,785

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(7,942,440)	(2,718,511)
Institutional Class	(36,357,966)	(6,931,888)
Net decrease in net assets from distributions	(44,300,406)	(9,650,399)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	22,339,787	27,358,183
Distributions reinvested	7,509,724	2,592,184
Cost of shares redeemed	(59,944,372)	(57,966,121)
Redemption fees	7,384	6,566
Net decrease from capital shares transactions	(30,087,477)	(28,009,188)

Institutional Class
Proceeds from sales of shares	173,132,185	94,505,187
Distributions reinvested	33,920,668	6,307,636
Cost of shares redeemed	(65,478,111)	(40,407,995)
Redemption fees	25,711	6,702
Net increase from capital shares transactions	141,600,453	60,411,530
Net increase/(decrease) in net assets	(30,077,680)	162,690,728

NET ASSETS
Beginning of year	367,601,195	204,910,467
End of year	$337,523,515	$367,601,195

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	935,479	1,379,187
Issued to shareholders in reinvestment of distributions	322,999	122,043
Redeemed	(2,576,843)	(3,017,181)
Net decrease in share transactions	(1,318,365)	(1,515,951)

Institutional Class
Issued	7,389,417	4,690,459
Issued to shareholders in reinvestment of distributions	1,439,757	294,199
Redeemed	(2,999,583)	(2,087,109)
Net increase in share transactions	5,829,591	2,897,549

See Notes to Financial Statements.

Annual Report | April 30, 2022	85

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(265,359)	$(321,291)
Net realized gain	43,129,999	103,268,609
Net change in unrealized appreciation/(depreciation)	(243,280,059)	297,660,032
Net increase/(decrease) in net assets resulting from operations	(200,415,419)	400,607,350

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(6,995,097)	(1,935,548)
Institutional Class	(114,521,322)	(27,434,147)
Net decrease in net assets from distributions	(121,516,419)	(29,369,695)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	6,094,435	12,647,959
Distributions reinvested	6,638,611	1,833,688
Cost of shares redeemed	(22,861,894)	(14,427,792)
Redemption fees	103	3,332
Net increase/(decrease) from capital shares transactions	(10,128,745)	57,187

Institutional Class
Proceeds from sales of shares	80,347,232	159,401,438
Distributions reinvested	102,989,186	25,008,654
Cost of shares redeemed	(126,377,233)	(97,776,649)
Redemption fees	858	740
Net increase from capital shares transactions	56,960,043	86,634,183
Net increase/(decrease) in net assets	(275,100,540)	457,929,025

NET ASSETS
Beginning of year	973,100,544	515,171,519
End of year	$698,000,004	$973,100,544

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,215,869	2,822,461
Issued to shareholders in reinvestment of distributions	1,380,169	395,191
Redeemed	(4,501,887)	(3,455,829)
Net decrease in share transactions	(1,905,849)	(238,177)

Institutional Class
Issued	16,355,704	36,023,156
Issued to shareholders in reinvestment of distributions	21,191,191	5,355,172
Redeemed	(28,781,125)	(22,601,463)
Net increase in share transactions	8,765,770	18,776,865

See Notes to Financial Statements.

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$2,555,888	$4,320,430
Net realized gain	105,562,123	78,044,169
Net change in unrealized appreciation/(depreciation)	(475,348,396)	628,501,005
Net increase/(decrease) in net assets resulting from operations	(367,230,385)	710,865,604

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(6,131,180)	(134,760)
Institutional Class	(175,308,794)	(5,483,373)
Net decrease in net assets from distributions	(181,439,974)	(5,618,133)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	7,235,961	25,400,324
Distributions reinvested	6,035,460	132,026
Cost of shares redeemed	(11,277,946)	(84,393,412)
Redemption fees	117	3,667
Net increase/(decrease) from capital shares transactions	1,993,592	(58,857,395)

Institutional Class
Proceeds from sales of shares	427,381,221	682,871,722
Distributions reinvested	166,321,475	5,168,335
Cost of shares redeemed	(446,402,441)	(253,915,683)
Redemption fees	17,239	10,688
Net increase from capital shares transactions	147,317,494	434,135,062

Net increase/(decrease) in net assets	(399,359,273)	1,080,525,138

NET ASSETS
Beginning of year	2,033,730,832	953,205,694
End of year	$1,634,371,559	$2,033,730,832

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	292,270	1,403,607
Issued to shareholders in reinvestment of distributions	240,361	6,001
Redeemed	(484,652)	(4,309,298)
Net increase/(decrease) in share transactions	47,979	(2,899,690)

Institutional Class
Issued	18,058,917	33,619,349
Issued to shareholders in reinvestment of distributions	6,571,374	233,756
Redeemed	(18,255,599)	(12,798,649)
Net increase in share transactions	6,374,692	21,054,456

See Notes to Financial Statements.

Annual Report | April 30, 2022	87

Grandeur Peak US Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(217,484)	$(140,023)
Net realized gain/(loss)	(2,423,252)	2,016,352
Net change in unrealized appreciation/(depreciation)	(33,336,025)	18,985,161
Net increase/(decrease) in net assets resulting from operations	(35,976,761)	20,861,490

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(2,904,349)	(267,844)
Net decrease in net assets from distributions	(2,904,349)	(267,844)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	59,933,339	100,478,541
Distributions reinvested	2,054,218	195,265
Cost of shares redeemed	(17,719,415)	(4,590,003)
Redemption fees	41,072	7,731
Net increase from capital shares transactions	44,309,214	96,091,534

Net increase in net assets	5,428,104	116,685,180

NET ASSETS
Beginning of year	126,105,941	9,420,761
End of year	$131,534,045	$126,105,941

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	2,667,132	5,055,779
Issued to shareholders in reinvestment of distributions	84,675	9,700
Redeemed	(851,248)	(228,376)
Net increase in share transactions	1,900,559	4,837,103

See Notes to Financial Statements.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$17.70	$11.07		$11.82	$13.05	$11.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)	(0.08)		0.01	0.01	0.03
Net realized and unrealized gain/(loss) on investments	(2.48)	6.71		(0.75)	(1.13)	1.47
Total income/(loss) from investment operations	(2.49)	6.63		(0.74)	(1.12)	1.50

DISTRIBUTIONS
From net investment income	–	(0.00	)(b)	(0.01)	(0.02)	–
From net realized gain on investments	(2.00)	–		–	(0.09)	–
Total distributions	(2.00)	0.00		(0.01)	(0.11)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	0.00	(b)	–	0.00 (b)	–

INCREASE/DECREASE IN NET ASSET VALUE	(4.49)	6.63		(0.75)	(1.23)	1.50
NET ASSET VALUE, END OF PERIOD	$13.21	$17.70		$11.07	$11.82	$13.05

TOTAL RETURN	(16.01)%	59.92%		(6.29)%	(8.48)%	12.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$10,846	$15,011		$10,056	$13,869	$18,668

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.76%	1.75%		1.76%	1.77%	1.79%
Expenses (including fees waived/reimbursed by investment advisor)	1.63%	1.68%		1.74%	1.76%	1.78%
Net investment income/(loss)	(0.09)%	(0.50)%		0.09%	0.11%	0.26%

PORTFOLIO TURNOVER RATE	31%	35%		24%	34%	33%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2022	89

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$17.83	$11.14	$11.88	$13.12	$11.60

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03	(0.04)	0.04	0.03	0.06
Net realized and unrealized gain/(loss) on investments	(2.51)	6.76	(0.75)	(1.14)	1.48
Total income/(loss) from investment operations	(2.48)	6.72	(0.71)	(1.11)	1.54

DISTRIBUTIONS
From net investment income	–	(0.01)	(0.03)	(0.04)	(0.02)
From net realized gain on investments	(2.00)	(0.02)	–	(0.09)	–
Total distributions	(2.00)	(0.03)	(0.03)	(0.13)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(4.48)	6.69	(0.74)	(1.24)	1.52
NET ASSET VALUE, END OF PERIOD	$13.35	$17.83	$11.14	$11.88	$13.12

TOTAL RETURN	(15.82)%	60.30%	(6.03)%	(8.32)%	13.24%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$485,230	$623,538	$389,373	$452,530	$471,260

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52%	1.52%	1.53%	1.53%	1.55%
Expenses (including fees waived/reimbursed by investment advisor)	1.39%	1.45%	1.51%	1.52%	1.54%
Net investment income/(loss)	0.15%	(0.27)%	0.29%	0.29%	0.49%

PORTFOLIO TURNOVER RATE	31%	35%	24%	34%	33%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

Institutional Class	Year Ended April 30, 2022	Year Ended April 30, 2021	For the Period September 18, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$15.41	$8.78	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.20	0.25	0.06
Net realized and unrealized gain/(loss) on investments	(1.12)	6.61	(1.25)
Total income/(loss) from investment operations	(0.92)	6.86	(1.19)

DISTRIBUTIONS
From net investment income	(0.14)	(0.23)	(0.01)
From net realized gain on investments	(0.75)	–	(0.02)
Total distributions	(0.89)	(0.23)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.81)	6.63	(1.22)
NET ASSET VALUE, END OF PERIOD	$13.60	$15.41	$8.78

TOTAL RETURN	(6.51)%	78.51%	(11.96	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$106,129	$49,403	$8,861

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.40%	1.87%	4.69	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35%	1.35	%(d)(e)
Net investment income	1.33%	1.91%	1.05	%(d)

PORTFOLIO TURNOVER RATE	50%	54%	34	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2022	91

Grandeur Peak Global Explorer Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period December 16, 2021 (Inception) to April 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.01)
Net realized and unrealized loss on investments	(2.19)
Total loss from investment operations	(2.20)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)

DECREASE IN NET ASSET VALUE	(2.20)
NET ASSET VALUE, END OF PERIOD	$7.80

TOTAL RETURN	(22	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$9,461

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.25	%(d)(e)
Net investment loss	(0.16	)%(d)

PORTFOLIO TURNOVER RATE	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$20.65	$11.05	$11.31	$13.12	$11.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.09)	(0.10)	0.01	(0.01)	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	(4.24)	11.17	(0.19)	(1.08)	2.12
Total income/(loss) from investment operations	(4.33)	11.07	(0.18)	(1.09)	2.12

DISTRIBUTIONS
From net investment income	–	(0.14)	(0.03)	–	(0.06)
From net realized gain on investments	(2.83)	(1.33)	(0.05)	(0.72)	(0.92)
Total distributions	(2.83)	(1.47)	(0.08)	(0.72)	(0.98)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	–	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(7.16)	9.60	(0.26)	(1.81)	1.14
NET ASSET VALUE, END OF PERIOD	$13.49	$20.65	$11.05	$11.31	$13.12

TOTAL RETURN	(24.25)%	102.43%	(1.62)%	(7.67)%	17.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$53,175	$70,375	$29,634	$35,654	$41,709

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.94%	2.02%	2.06%	2.05%	2.06%
Expenses (including fees waived/ reimbursed by investment advisor)	1.94%	2.00%	2.00%	2.00%	2.00%
Net investment income/(loss)	(0.50)%	(0.62)%	0.09%	(0.06)%	0.00	%(c)

PORTFOLIO TURNOVER RATE	36%	36%	33%	37%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2022	93

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$5.51	$3.24		$3.48		$3.95		$3.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)	(0.02)		(0.01	)(b)	(0.00	)(c)	0.00 (c)
Net realized and unrealized gain/(loss) on investments	(0.82)	2.66		(0.03)		(0.14)		0.65
Total income/(loss) from investment operations	(0.83)	2.64		(0.04)		(0.14)		0.65

DISTRIBUTIONS
From net investment income	–	(0.00	)(c)	–		(0.00	)(c)	–
From net realized gain on investments	(0.98)	(0.37)		(0.20)		(0.33)		(0.22)
Total distributions	(0.98)	(0.37)		(0.20)		(0.33)		(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	(1.81)	2.27		(0.24)		(0.47)		0.43
NET ASSET VALUE, END OF PERIOD	$3.70	$5.51		$3.24		$3.48		$3.95

TOTAL RETURN	(19.49)%	82.94%		(1.73)%		(1.83)%		18.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$92,173	$131,739		$92,843		$130,745		$188,379

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.57%	1.60%		1.61%		1.61%		1.61%
Expenses (including fees waived/ reimbursed by investment advisor)	1.45%	1.51%		1.57%		1.57%		1.55%
Net investment income/(loss)	(0.14)%	(0.34)%		(0.17)%		(0.12)%		0.03%

PORTFOLIO TURNOVER RATE	33%	47%		41%		38%		29%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$5.61		$3.29		$3.52	$4.00	$3.56

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00	(b)	(0.00	)(b)	0.00 (b)	0.00 (b)	0.01
Net realized and unrealized gain/(loss) on investments	(0.84)		2.70		(0.03)	(0.14)	0.65
Total income/(loss) from investment operations	(0.84)		2.70		(0.03)	(0.14)	0.66

DISTRIBUTIONS
From net investment income	(0.00	)(b)	(0.01)		–	(0.01)	(0.00	)(b)
From net realized gain on investments	(0.98)		(0.37)		(0.20)	(0.33)	(0.22)
Total distributions	(0.98)		(0.38)		(0.20)	(0.34)	(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.82)		2.32		(0.23)	(0.48)	0.44
NET ASSET VALUE, END OF PERIOD	$3.79		$5.61		$3.29	$3.52	$4.00

TOTAL RETURN	(19.30)%		83.44%		(1.42)%	(1.84)%	18.62%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$679,987		$889,823		$470,142	$523,862	$591,470

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.34%		1.35%		1.37%	1.37%	1.36%
Expenses (including fees waived/ reimbursed by investment advisor)	1.22%		1.27%		1.33%	1.33%	1.31%
Net investment income/(loss)	0.09%		(0.08)%		0.05%	0.13%	0.28%

PORTFOLIO TURNOVER RATE	33%		47%		41%	38%	29%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2022	95

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$23.16	$14.12	$14.98		$16.97		$14.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.07)	(0.07)	(0.01	)(b)	0.01		0.01
Net realized and unrealized gain/(loss) on investments	(3.77)	10.79	(0.44)		(0.58)		2.66
Total income/(loss) from investment operations	(3.84)	10.72	(0.45)		(0.57)		2.67

DISTRIBUTIONS
From net investment income	–	(0.01)	–		(0.00	)(c)	–
From net realized gain on investments	(3.31)	(1.67)	(0.41)		(1.42)		(0.22)
Total distributions	(3.31)	(1.68)	(0.41)		(1.42)		(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	(7.15)	9.04	(0.86)		(1.99)		2.45
NET ASSET VALUE, END OF PERIOD	$16.01	$23.16	$14.12		$14.98		$16.97

TOTAL RETURN	(20.17)%	77.38%	(3.31)%		(1.61)%		18.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$33,459	$59,164	$40,307		$56,307		$65,923

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.49%	1.52%	1.52%		1.52%		1.52%
Expenses (including fees waived/reimbursed by investment advisor)	1.48%	1.52%	1.52%		1.52%		1.52%
Net investment income/(loss)	(0.32)%	(0.38)%	(0.04)%		0.05%		0.06%

PORTFOLIO TURNOVER RATE	42%	41%	32%		50%		43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$23.31	$14.19	$15.04	$17.02	$14.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.02)	(0.03)	0.03	0.05	0.04
Net realized and unrealized gain/(loss) on investments	(3.81)	10.86	(0.45)	(0.58)	2.67
Total income/(loss) from investment operations	(3.83)	10.83	(0.42)	(0.53)	2.71

DISTRIBUTIONS
From net investment income	–	(0.04)	(0.02)	(0.03)	(0.02)
From net realized gain on investments	(3.31)	(1.67)	(0.41)	(1.42)	(0.22)
Total distributions	(3.31)	(1.71)	(0.43)	(1.45)	(0.24)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(7.14)	9.12	(0.85)	(1.98)	2.47
NET ASSET VALUE, END OF PERIOD	$16.17	$23.31	$14.19	$15.04	$17.02

TOTAL RETURN	(19.99)%	77.81%	(3.09)%	(1.33)%	18.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$287,502	$317,828	$200,988	$272,743	$302,269

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.25%	1.27%	1.27%	1.27%	1.28%
Expenses (including fees waived/reimbursed by investment advisor)	1.24%	1.27%	1.27%	1.27%	1.28%
Net investment income/(loss)	(0.09)%	(0.14)%	0.21%	0.29%	0.27%

PORTFOLIO TURNOVER RATE	42%	41%	32%	50%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2022	97

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$23.26	$14.26	$14.83		$15.06	$12.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.06)	(0.04)	(0.01	)(b)	0.01	(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	(4.21)	9.72	(0.31)		0.16	2.52
Total income/(loss) from investment operations	(4.27)	9.68	(0.32)		0.17	2.52

DISTRIBUTIONS
From net investment income	–	–	(0.00	)(c)	–	–
From net realized gain on investments	(2.48)	(0.68)	(0.25)		(0.40)	(0.22)
Total distributions	(2.48)	(0.68)	(0.25)		(0.40)	(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	(6.75)	9.00	(0.57)		(0.23)	2.30
NET ASSET VALUE, END OF PERIOD	$16.51	$23.26	$14.26		$14.83	$15.06

TOTAL RETURN	(21.45)%	68.36%	(2.22)%		1.78%	19.79%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$51,984	$103,891	$85,310		$90,400	$92,552

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.17%	1.21%	1.24%		1.27%	1.35%
Expenses (including fees waived/ reimbursed by investment advisor)	1.17%	1.21%	1.24%		1.27%	1.35%
Net investment income/(loss)	(0.24)%	(0.23)%	(0.10)%		0.05%	(0.03)%

PORTFOLIO TURNOVER RATE	49%	50%	50%		52%	30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$23.50		$14.37	$14.93	$15.14	$12.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.01	0.03	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(4.28)		9.80	(0.31)	0.17	2.54
Total income/(loss) from investment operations	(4.28)		9.81	(0.28)	0.21	2.57

DISTRIBUTIONS
From net investment income	–		–	(0.03)	(0.02)	–
From net realized gain on investments	(2.48)		(0.68)	(0.25)	(0.40)	(0.22)
Total distributions	(2.48)		(0.68)	(0.28)	(0.42)	(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(6.76)		9.13	(0.56)	(0.21)	2.35
NET ASSET VALUE, END OF PERIOD	$16.74		$23.50	$14.37	$14.93	$15.14

TOTAL RETURN	(21.26)%		68.74%	(2.05)%	2.08%	20.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$285,539		$263,711	$119,600	$108,934	$95,533

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.93%		0.96%	0.99%	1.02%	1.10%
Expenses (including fees waived/ reimbursed by investment advisor)	0.93%		0.96%	0.99%	1.02%	1.10%
Net investment income/(loss)	(0.01)%		0.06%	0.17%	0.27%	0.24%

PORTFOLIO TURNOVER RATE	49%		50%	50%	52%	30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2022	99

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$5.17	$3.04	$3.34		$4.10	$3.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)	(0.01)	0.00	(b)	0.00 (b)	0.01
Net realized and unrealized gain/(loss) on investments	(0.94)	2.30	(0.18)		(0.38)	0.68
Total income/(loss) from investment operations	(0.95)	2.29	(0.18)		(0.38)	0.69

DISTRIBUTIONS
From net investment income	–	(0.01)	(0.00	)(b)	(0.01)	(0.01)
From net realized gain on investments	(0.65)	(0.15)	(0.12)		(0.37)	(0.13)
Total distributions	(0.65)	(0.16)	(0.12)		(0.38)	(0.14)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.60)	2.13	(0.30)		(0.76)	0.55
NET ASSET VALUE, END OF PERIOD	$3.57	$5.17	$3.04		$3.34	$4.10

TOTAL RETURN	(21.60)%	75.87%	(5.79)%		(7.40)%	19.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$40,835	$69,041	$41,351		$58,070	$78,686

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.60%	1.60%	1.61%		1.62%	1.61%
Expenses (including fees waived/ reimbursed by investment advisor)	1.48%	1.53%	1.58%		1.57%	1.55%
Net investment income/(loss)	(0.24)%	(0.27)%	0.01%		0.11%	0.31%

PORTFOLIO TURNOVER RATE	26%	36%	27%		34%	26%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$5.21		$3.06		$3.36	$4.12	$3.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	(0.00	)(b)	0.01	0.01	0.02
Net realized and unrealized gain/(loss) on investments	(0.95)		2.31		(0.18)	(0.38)	0.67
Total income/(loss) from investment operations	(0.95)		2.31		(0.17)	(0.37)	0.69

DISTRIBUTIONS
From net investment income	(0.00	)(b)	(0.01)		(0.01)	(0.02)	(0.01)
From net realized gain on investments	(0.65)		(0.15)		(0.12)	(0.37)	(0.13)
Total distributions	(0.65)		(0.16)		(0.13)	(0.39)	(0.14)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.60)		2.15		(0.30)	(0.76)	0.55
NET ASSET VALUE, END OF PERIOD	$3.61		$5.21		$3.06	$3.36	$4.12

TOTAL RETURN	(21.38)%		76.29%		(5.60)%	(7.19)%	19.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$657,165		$904,059		$473,820	$653,241	$813,322

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.35%		1.36%		1.37%	1.37%	1.37%
Expenses (including fees waived/reimbursed by investment advisor)	1.23%		1.28%		1.34%	1.32%	1.30%
Net investment income/(loss)	(0.01)%		(0.02)%		0.24%	0.41%	0.54%

PORTFOLIO TURNOVER RATE	26%		36%		27%	34%	26%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2022	101

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$24.05	$14.40		$14.70	$15.53	$13.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)	(0.00	)(b)	0.01	0.04	0.05
Net realized and unrealized gain/(loss) on investments	(3.93)	9.70		(0.29)	(0.53)	2.62
Total income/(loss) from investment operations	(3.96)	9.70		(0.28)	(0.49)	2.67

DISTRIBUTIONS
From net investment income	–	–		(0.02)	(0.05)	–
From net realized gain on investments	(2.18)	(0.05)		–	(0.29)	(0.18)
Total distributions	(2.18)	(0.05)		(0.02)	(0.34)	(0.18)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(6.14)	9.65		(0.30)	(0.83)	2.49
NET ASSET VALUE, END OF PERIOD	$17.91	$24.05		$14.40	$14.70	$15.53

TOTAL RETURN	(19.07)%	67.36%		(1.91)%	(2.69)%	20.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$51,250	$67,688		$82,289	$72,204	$52,478

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.14%	1.15%		1.17%	1.19%	1.19%
Expenses (including fees waived/ reimbursed by investment advisor)	1.14%	1.15%		1.17%	1.19%	1.19%
Net investment income/(loss)	(0.13)%	(0.01)%		0.04%	0.26%	0.33%

PORTFOLIO TURNOVER RATE	43%	33%		32%	42%	24%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

102	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$24.19		$14.46	$14.74	$15.57	$13.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03		0.06	0.05	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(3.98)		9.75	(0.29)	(0.54)	2.63
Total income/(loss) from investment operations	(3.95)		9.81	(0.24)	(0.47)	2.71

DISTRIBUTIONS
From net investment income	(0.00	)(b)	(0.03)	(0.04)	(0.07)	(0.02)
From net realized gain on investments	(2.18)		(0.05)	–	(0.29)	(0.18)
Total distributions	(2.18)		(0.08)	(0.04)	(0.36)	(0.20)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(6.13)		9.73	(0.28)	(0.83)	2.51
NET ASSET VALUE, END OF PERIOD	$18.06		$24.19	$14.46	$14.74	$15.57

TOTAL RETURN	(18.90)%		67.84%	(1.63)%	(2.50)%	20.79%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,583,122		$1,966,043	$870,916	$561,100	$496,358

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.89%		0.90%	0.92%	0.94%	0.94%
Expenses (including fees waived/ reimbursed by investment advisor)	0.89%		0.90%	0.92%	0.94%	0.94%
Net investment income	0.13%		0.31%	0.32%	0.51%	0.57%

PORTFOLIO TURNOVER RATE	43%		33%	32%	42%	24%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2022	103

Grandeur Peak US Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

Institutional Class	Year Ended April 30, 2022	Year Ended April 30, 2021		For the Period March 20, 2020 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$22.71	$13.15		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)	(0.06)		(0.01)
Net realized and unrealized gain/(loss) on investments	(4.62)	9.73		3.16
Total income/(loss) from investment operations	(4.65)	9.67		3.15

DISTRIBUTIONS
From net investment income	–	(0.00	)(b)	–
From net realized gain on investments	(0.42)	(0.11)		–
Total distributions	(0.42)	(0.11)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.01	0.00	(b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(5.06)	9.56		3.15
NET ASSET VALUE, END OF PERIOD	$17.65	$22.71		$13.15

TOTAL RETURN	(20.93)%	73.67%		31.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$131,534	$126,106		$9,421

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.91%	1.11%		6.23	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.91%	1.00%		1.00	%(d)(e)
Net investment income/(loss)	(0.14)%	(0.31)%		(0.53	)%(d)

PORTFOLIO TURNOVER RATE	31%	24%		2	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

104	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2022, the Trust consists of multiple separate portfolios or series. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund and Grandeur Peak US Stalwarts Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | April 30, 2022	105

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –  Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –  Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –  Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2022:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
Bangladesh	$–	$4,588,078	$–	$4,588,078
China	5,018,506	65,299,124	–	70,317,630
Egypt	538,373	1,630,451	–	2,168,824
Greece	–	7,052,824	–	7,052,824
Hong Kong	–	10,668,593	–	10,668,593
India	17,231,682	86,898,989	–	104,130,671
Indonesia	14,757,159	16,843,676	–	31,600,835
Kenya	–	3,200,892	–	3,200,892
Malaysia	–	974,076	–	974,076
Philippines	9,489,536	13,946,054	–	23,435,590
Poland	–	15,400,221	–	15,400,221
South Africa	9,007,104	3,936,519	–	12,943,623
South Korea	–	10,337,878	–	10,337,878
Taiwan	–	48,568,966	–	48,568,966
Thailand	–	9,261,963	–	9,261,963
United States	10,511,396	12,206,486	–	22,717,882
Vietnam	945,519	22,621,385	–	23,566,904
Other*	63,782,822	–	–	63,782,822
Total	$131,282,097	$333,436,175	$–	$464,718,272

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

106	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Contrarian Fund
Common Stocks
Australia	$1,753,822	$3,218,891	$–	$4,972,713
Bangladesh	–	1,146,670	–	1,146,670
Britain	1,407,190	12,110,792	–	13,517,982
China	4,410,601	4,701,193	–	9,111,794
Greece	–	1,358,783	–	1,358,783
Hong Kong	–	3,297,418	–	3,297,418
India	–	2,136,217	–	2,136,217
Indonesia	497,711	612,485	–	1,110,196
Italy	63,775	534,263	–	598,038
Japan	–	19,733,094	–	19,733,094
Netherlands	–	550,083	–	550,083
Philippines	–	1,759,508	–	1,759,508
South Africa	–	490,887	–	490,887
Taiwan	–	6,635,844	–	6,635,844
United States	25,312,620	1,501,060	–	26,813,680
Vietnam	198,051	3,192,919	–	3,390,970
Other*	11,592,509	–	–	11,592,509
Total	$45,236,279	$62,980,107	$–	$108,216,386

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2022	107

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Explorer Fund
Common Stocks
Australia	$–	$248,640	$–	$248,640
Belgium	–	97,403	–	97,403
Britain	221,857	760,013	–	981,870
China	28,900	400,231	–	429,131
Denmark	–	8,952	–	8,952
Finland	8,966	83,221	–	92,187
France	56,657	256,612	–	313,269
Germany	42,015	188,614	–	230,629
Greece	–	34,388	–	34,388
Hong Kong	–	63,588	–	63,588
India	76,019	362,394	–	438,413
Indonesia	79,597	98,466	–	178,063
Italy	8,934	110,581	–	119,515
Japan	156,815	805,423	–	962,238
Luxembourg	–	13,606	–	13,606
Netherlands	–	66,562	–	66,562
Norway	90,505	28,334	–	118,839
Philippines	33,808	63,875	–	97,683
Poland	9,976	86,461	–	96,437
South Africa	45,708	22,250	–	67,958
South Korea	–	77,038	–	77,038
Sweden	37,771	262,507	–	300,278
Taiwan	–	336,729	–	336,729
Thailand	–	44,843	–	44,843
United States	2,577,593	26,138	–	2,603,731
Vietnam	25,297	182,847	–	208,144
Other*	636,940	–	–	636,940
Total	$4,137,358	$4,729,716	$–	$8,867,074

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

108	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
Australia	$969,769	$969,782	$–	$1,939,551
Belgium	–	307,333	–	307,333
Britain	2,855,188	4,238,325	–	7,093,513
China	473,891	303,192	–	777,083
Finland	–	944,111	–	944,111
France	811,904	612,334	–	1,424,238
Germany	208,784	729,601	–	938,385
Greece	–	1,089,671	–	1,089,671
Hong Kong	–	627,598	–	627,598
India	–	2,228,485	–	2,228,485
Indonesia	285,249	861,611	–	1,146,860
Israel	–	92,233	–	92,233
Japan	–	8,404,941	–	8,404,941
Luxembourg	–	306,695	–	306,695
New Zealand	–	–	0	0
Norway	1,429,117	259,896	–	1,689,013
Oman	–	287,086	–	287,086
Philippines	–	982,129	–	982,129
South Korea	–	509,023	–	509,023
Sweden	1,259,863	3,534,665	–	4,794,528
Taiwan	–	3,216,242	–	3,216,242
Thailand	–	432,985	–	432,985
United States	8,255,993	627,431	–	8,883,424
Other*	2,398,212	–	–	2,398,212
Total	$18,947,970	$31,565,369	$–	$50,513,339

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2022	109

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
Australia	$1,027,080	$1,580,910	$–	$2,607,990
Bangladesh	–	2,709,168	–	2,709,168
Belgium	–	10,745,766	–	10,745,766
Britain	37,037,575	108,187,523	–	145,225,098
China	2,404,260	26,559,643	–	28,963,903
Egypt	–	1,237,936	–	1,237,936
Finland	–	9,685,545	–	9,685,545
France	10,630,841	37,593,802	–	48,224,643
Germany	2,431,832	16,314,207	–	18,746,039
India	18,418,909	20,961,691	–	39,380,600
Indonesia	10,630,514	4,199,788	–	14,830,302
Ireland	5,821,673	2,416,612	–	8,238,285
Italy	–	8,414,300	–	8,414,300
Japan	–	75,620,116	–	75,620,116
Luxembourg	–	1,795,088	–	1,795,088
Netherlands	–	7,389,151	–	7,389,151
New Zealand	–	–	1	1
Norway	4,769,758	1,445,724	–	6,215,482
Philippines	3,052,459	5,966,890	–	9,019,349
Poland	–	6,999,265	–	6,999,265
South Africa	–	2,592,611	–	2,592,611
South Korea	–	6,315,367	–	6,315,367
Sweden	–	29,002,595	–	29,002,595
Taiwan	–	14,144,935	–	14,144,935
United States	184,769,526	13,720,002	–	198,489,528
Vietnam	–	16,038,701	–	16,038,701
Other*	47,231,832	–	–	47,231,832
Preferred Stocks*	–	–	2,406,336	2,406,336
Total	$328,226,259	$431,637,336	$2,406,337	$762,269,932

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

110	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
Australia	$–	$4,819,352	$–	$4,819,352
Bangladesh	–	721,128	–	721,128
Belgium	–	2,602,057	–	2,602,057
Britain	13,147,973	30,365,002	–	43,512,975
China	843,062	12,345,504	–	13,188,566
Denmark	–	452,866	–	452,866
Egypt	183,520	320,700	–	504,220
Finland	580,074	3,113,876	–	3,693,950
France	2,106,284	7,714,657	–	9,820,941
Germany	2,413,706	5,379,212	–	7,792,918
Greece	–	1,647,430	–	1,647,430
Hong Kong	–	2,743,289	–	2,743,289
India	3,220,850	11,667,643	–	14,888,493
Indonesia	3,168,175	2,069,716	–	5,237,891
Italy	628,113	1,039,771	–	1,667,884
Japan	–	22,762,188	–	22,762,188
Luxembourg	–	358,837	–	358,837
Netherlands	–	1,438,715	–	1,438,715
New Zealand	–	884,362	1	884,363
Norway	3,645,272	1,251,302	–	4,896,574
Oman	–	542,025	–	542,025
Philippines	1,932,512	2,619,203	–	4,551,715
Poland	304,876	3,868,906	–	4,173,782
South Africa	793,794	719,869	–	1,513,663
South Korea	–	1,756,289	–	1,756,289
Spain	–	–	0	0
Sweden	1,949,601	15,204,476	–	17,154,077
Switzerland	–	1,044,664	–	1,044,664
Taiwan	–	7,652,703	–	7,652,703
Thailand	–	455,892	–	455,892
United States	92,145,904	5,380,299	1,000,000	98,526,203
Vietnam	–	5,366,355	–	5,366,355
Other*	23,380,964	–	–	23,380,964
Preferred Stocks*	–	–	2,121,368	2,121,368
Total	$150,444,680	$158,308,288	$3,121,369	$311,874,337

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2022	111

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks
Australia	$–	$1,981,759	$–	$1,981,759
Belgium	–	5,445,060	–	5,445,060
Britain	8,850,989	35,649,877	–	44,500,866
China	–	18,316,447	–	18,316,447
Finland	–	974,086	–	974,086
France	–	14,090,818	–	14,090,818
Germany	–	5,561,387	–	5,561,387
Hong Kong	–	5,903,867	–	5,903,867
India	7,800,480	10,012,223	–	17,812,703
Italy	–	7,018,108	–	7,018,108
Japan	–	18,665,521	–	18,665,521
Netherlands	–	1,277,203	–	1,277,203
Norway	–	1,385,643	–	1,385,643
Poland	–	4,772,185	–	4,772,185
South Korea	–	1,362,344	–	1,362,344
Sweden	–	11,759,711	–	11,759,711
Switzerland	–	1,768,301	–	1,768,301
Taiwan	–	5,895,742	–	5,895,742
United States	137,775,662	1,726,093	1,300,000	140,801,755
Vietnam	–	2,460,904	–	2,460,904
Other*	20,940,692	–	–	20,940,692
Preferred Stocks*	–	–	1,748,289	1,748,289
Total	$175,367,823	$156,027,279	$3,048,289	$334,443,391

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
Australia	$1,211,264	$11,985,258	$–	$13,196,522
Bangladesh	–	4,119,787	–	4,119,787
Belgium	–	14,354,688	–	14,354,688
Britain	34,458,700	100,190,429	–	134,649,129
China	1,860,317	30,057,691	–	31,918,008
Finland	–	8,734,070	–	8,734,070
France	9,967,763	38,088,564	–	48,056,327
Germany	6,891,342	29,892,097	–	36,783,439
India	16,003,624	39,565,371	–	55,568,995
Indonesia	7,944,713	8,414,944	–	16,359,657
Ireland	18,622,307	4,447,931	–	23,070,238
Italy	2,338,086	11,386,213	–	13,724,299
Japan	–	96,573,537	–	96,573,537
Luxembourg	–	3,243,783	–	3,243,783
Netherlands	–	9,099,962	–	9,099,962
New Zealand	–	–	1	1
Norway	7,817,012	2,908,549	–	10,725,561
Philippines	3,077,881	7,966,586	–	11,044,467
Poland	–	7,268,642	–	7,268,642
South Africa	–	4,556,744	–	4,556,744
South Korea	–	11,081,921	–	11,081,921
Sweden	3,856,487	29,611,667	–	33,468,154
Taiwan	–	16,979,225	–	16,979,225
United States	18,081,745	5,402,816	–	23,484,561
Vietnam	–	7,188,331	–	7,188,331
Other*	36,412,330	–	–	36,412,330
Total	$168,543,571	$503,118,806	$1	$671,662,378

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2022	113

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks
Australia	$–	$14,854,727	$–	$14,854,727
Belgium	–	45,188,160	–	45,188,160
Britain	53,806,614	280,784,438	–	334,591,052
China	–	130,208,523	–	130,208,523
Finland	–	5,875,104	–	5,875,104
France	–	96,863,619	–	96,863,619
Germany	7,805,001	44,254,469	–	52,059,470
Hong Kong	–	34,846,565	–	34,846,565
India	57,001,322	96,028,853	–	153,030,175
Indonesia	–	9,221,501	–	9,221,501
Italy	–	51,740,663	–	51,740,663
Japan	–	136,668,100	–	136,668,100
Netherlands	–	15,514,048	–	15,514,048
Norway	–	13,935,041	–	13,935,041
Poland	–	34,624,673	–	34,624,673
South Korea	–	10,541,115	–	10,541,115
Sweden	–	87,741,207	–	87,741,207
Switzerland	–	20,354,005	–	20,354,005
Taiwan	–	44,039,969	–	44,039,969
United States	112,315,555	14,135,216	–	126,450,771
Vietnam	–	15,405,461	–	15,405,461
Other*	158,981,447	–	–	158,981,447
Total	$389,909,939	$1,202,825,457	$–	$1,592,735,396

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak US Stalwarts Fund
Common Stocks
Hong Kong	$–	$2,327,910	$–	$2,327,910
United States	110,195,301	2,054,692	700,000	112,949,993
Other*	14,392,168	–	–	14,392,168
Preferred Stocks*	–	–	626,088	626,088
Total	$124,587,469	$4,382,602	$1,326,088	$130,296,159

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Opportunities Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2021	$1	$4,252,160	$4,252,161
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	(1,845,824)	(1,845,824)
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2022	$1	$2,406,336	$2,406,337
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022	$–	$(1,845,824)	$(1,845,824)

Grandeur Peak Global Reach Fund	Foreign Common Stock	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2021	$–	$1,000,000	$2,016,652	$3,016,652
Accrued discount/ premium	–	–	–	–
Realized Gain/(Loss)	–	–	–	–
Change in Unrealized Appreciation/(Depreciation)	1	–	(875,260)	(875,260)
Purchases	–	–	979,976	979,976
Sales Proceeds	–	–	–	–
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of April 30, 2022	$1	$1,000,000	$2,121,368	$3,121,369
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022	$1	$–	$(875,260)	$(875,260)

Grandeur Peak Global Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2021	$1,300,000	$1,067,528	$2,367,528
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	(463,228)	(463,228)
Purchases	–	1,143,989	1,143,989
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2022	$1,300,000	$1,748,289	$3,048,289
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022	$–	$(463,228)	$(463,228)

Grandeur Peak International Opportunities Fund	Common Stock	Total
Balance as of April 30, 2021	$1	$1
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of April 30, 2022	$1	$1
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022	$–	$–

Annual Report | April 30, 2022	115

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Grandeur Peak US Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2021	$700,000	$–	$700,000
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	96	96
Purchases	–	625,992	625,992
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2022	$700,000	$626,088	$1,326,088
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022	$–	$96	$96

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain/(loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

The table below provides additional information about the Level 3 Fair Value Measurements as of April 30, 2022:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/2022	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stocks	$2,406,336	Market Approach	Enterprise Value-to-Sales Multiple	5.92x

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 4/30/2022	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,000,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$1,141,242	Market Approach	Enterprise Value-to-Sales Multiple	5.92X
Preferred Stocks	$980,126	Market Approach	Enterprise Value-to-Sales Multiple	8.32x

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 4/30/2022	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,300,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$604,124	Market Approach	Enterprise Value-to-Sales Multiple	5.92X
Preferred Stocks	$1,144,165	Market Approach	Enterprise Value-to-Sales Multiple	8.32x

Grandeur Peak US Stalwarts Fund

Asset Class	Fair Value (USD) at 4/30/2022	Valuation Technique	Unobservable Inputs	Value/Range
Private Investment Funds	$700,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$626,088	Market Approach	Enterprise Value-to-Sales Multiple	27.04x

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2022, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$23,476,707
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak Global Explorer Fund	519,072
Grandeur Peak Global Micro Cap Fund	2,625,113
Grandeur Peak Global Opportunities Fund	5,549,508
Grandeur Peak Global Reach Fund	8,578,218
Grandeur Peak Global Stalwarts Fund	–
Grandeur Peak International Opportunities Fund	19,406,528
Grandeur Peak International Stalwarts Fund	37,234,858
Grandeur Peak US Stalwarts Fund	3,039,530

As of April 30, 2022, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak Global Explorer Fund	–
Grandeur Peak Global Micro Cap Fund	–
Grandeur Peak Global Opportunities Fund	5
Grandeur Peak Global Reach Fund	72
Grandeur Peak Global Stalwarts Fund	7,476
Grandeur Peak International Opportunities Fund	693
Grandeur Peak International Stalwarts Fund	33,982
Grandeur Peak US Stalwarts Fund	–

Short Sales: The Funds may make short sales of securities consistent with their strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by

Annual Report | April 30, 2022	117

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

“offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Special Purpose Vehicle: The Funds may invest in a Special Purpose Vehicle (a “SPV”). A SPV is a separate legal entity created by an organization. The SPV is a distinct company with its own assets and liabilities, as well as its own legal status. Usually, they are created for a specific objective, often to isolate financial risk. As it is a separate legal entity, if the parent company goes bankrupt, the special purpose vehicle can carry on.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Grandeur Peak Global Explore. Amounts amortized during the period ended April 30, 2022 for the Grandeur Peak Global Explorer Fund are shown on the Statements of Operations.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2022, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds' investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2022, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to tax equalization. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$–
Grandeur Peak Global Contrarian Fund	228,956	(228,956)
Grandeur Peak Global Explorer Fund	(14,714)	14,714
Grandeur Peak Global Micro Cap Fund	–	–
Grandeur Peak Global Opportunities Fund	4,837,115	(4,837,115)
Grandeur Peak Global Reach Fund	202,951	(202,951)
Grandeur Peak Global Stalwarts Fund	(323,126)	323,126
Grandeur Peak International Opportunities Fund	418,470	(418,470)
Grandeur Peak International Stalwarts Fund	5,618,724	(5,618,724)
Grandeur Peak US Stalwarts Fund	(87,613)	87,613

Tax Basis of Investments: As of April 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$131,364,622	$(36,327,115)	$(2,554,261)	$92,483,246	$369,680,910
Grandeur Peak Global Contrarian Fund	9,483,013	(16,554,741)	(50,612)	(7,122,340)	115,288,114
Grandeur Peak Global Explorer Fund	86,434	(2,330,643)	(357)	(2,244,566)	11,111,283
Grandeur Peak Global Micro Cap Fund	12,879,528	(7,287,520)	(75,977)	5,516,031	44,921,052
Grandeur Peak Global Opportunities Fund	212,192,428	(71,438,931)	(874,285)	139,879,212	621,510,055
Grandeur Peak Global Reach Fund	89,561,637	(34,230,031)	(430,715)	54,900,891	256,541,675
Grandeur Peak Global Stalwarts Fund	66,104,916	(48,232,742)	(15,523)	17,856,651	316,510,347
Grandeur Peak International Opportunities Fund	208,029,813	(73,377,653)	(1,902,919)	132,749,241	537,004,243
Grandeur Peak International Stalwarts Fund	358,974,562	(137,609,037)	(855,747)	220,509,778	1,371,339,605
Grandeur Peak US Stalwarts Fund	12,615,644	(25,976,185)	(18)	(13,360,559)	143,636,580

Annual Report | April 30, 2022	119

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Components of Earnings: As of April 30, 2022, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Accumulated Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$–	$(8,195,498)	$92,483,246	$84,287,748
Grandeur Peak Global Contrarian Fund	360,503	574,678	(472,712)	(7,122,340)	(6,659,871)
Grandeur Peak Global Explorer Fund	9,710	(110,979)	(923)	(2,244,566)	(2,346,758)
Grandeur Peak Global Micro Cap Fund	–	–	(1,916,818)	5,516,031	3,599,213
Grandeur Peak Global Opportunities Fund	–	5,668,254	(969,470)	139,879,212	144,577,996
Grandeur Peak Global Reach Fund	–	–	(3,865,547)	54,900,891	51,035,344
Grandeur Peak Global Stalwarts Fund	–	–	(1,880,249)	17,856,651	15,976,402
Grandeur Peak International Opportunities Fund	–	–	(10,930,580)	132,749,241	121,818,661
Grandeur Peak International Stalwarts Fund	–	–	(13,077,401)	220,509,778	207,432,377
Grandeur Peak US Stalwarts Fund	–	–	(3,419,337)	(13,360,559)	(16,779,896)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Grandeur Peak Emerging Markets Opportunities Fund	$726,332	$68,462,853	$549,374
Grandeur Peak Global Contrarian Fund	3,862,022	1,773,223	–
Grandeur Peak Global Explorer Fund	–	–	–
Grandeur Peak Global Micro Cap Fund	805,398	8,908,310	–
Grandeur Peak Global Opportunities Fund	13,505,418	162,339,284	–
Grandeur Peak Global Reach Fund	5,530,237	52,203,184	–
Grandeur Peak Global Stalwarts Fund	4,870,113	39,430,293	–
Grandeur Peak International Opportunities Fund	12,992,299	108,524,120	–
Grandeur Peak International Stalwarts Fund	2,961,918	178,478,056	–
Grandeur Peak US Stalwarts Fund	1,608,892	1,295,457	–

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$208,905	$588,486
Grandeur Peak Global Contrarian Fund	409,394	–
Grandeur Peak Global Explorer Fund	–	–
Grandeur Peak Global Micro Cap Fund	870,224	3,187,700
Grandeur Peak Global Opportunities Fund	7,761,520	56,202,500
Grandeur Peak Global Reach Fund	2,560,410	23,014,944
Grandeur Peak Global Stalwarts Fund	1,116,972	8,533,427
Grandeur Peak International Opportunities Fund	3,394,873	25,974,822
Grandeur Peak International Stalwarts Fund	2,036,831	3,581,302
Grandeur Peak US Stalwarts Fund	267,443	401

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

The Fund elects to defer to the period ending April 30, 2023, capital losses recognized during the period 11/1/2021 - 04/30/2022 in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$7,450,143
Grandeur Peak Global Contrarian Fund	472,712
Grandeur Peak Global Explorer Fund	–
Grandeur Peak Global Micro Cap Fund	1,788,561
Grandeur Peak Global Opportunities Fund	–
Grandeur Peak Global Reach Fund	3,448,319
Grandeur Peak Global Stalwarts Fund	1,411,963
Grandeur Peak International Opportunities Fund	10,669,906
Grandeur Peak International Stalwarts Fund	11,825,421
Grandeur Peak US Stalwarts Fund	3,318,162

The following Funds elect to defer to the period ending April 30, 2023, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$745,355
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak Global Explorer Fund	923
Grandeur Peak Global Micro Cap Fund	128,257
Grandeur Peak Global Opportunities Fund	969,470
Grandeur Peak Global Reach Fund	417,228
Grandeur Peak Global Stalwarts Fund	468,286
Grandeur Peak International Opportunities Fund	260,674
Grandeur Peak International Stalwarts Fund	1,251,980
Grandeur Peak US Stalwarts Fund	101,175

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2022 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$187,182,750	$248,959,911
Grandeur Peak Global Contrarian Fund	114,875,982	43,555,497
Grandeur Peak Global Explorer Fund	11,893,239	670,706
Grandeur Peak Global Micro Cap Fund	24,553,864	27,450,292
Grandeur Peak Global Opportunities Fund	332,279,322	406,458,385
Grandeur Peak Global Reach Fund	183,475,600	164,214,268
Grandeur Peak Global Stalwarts Fund	265,311,391	198,491,315
Grandeur Peak International Opportunities Fund	245,740,113	318,589,414
Grandeur Peak International Stalwarts Fund	874,054,396	923,977,614
Grandeur Peak US Stalwarts Fund	88,130,456	46,609,440

Annual Report | April 30, 2022	121

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2022 and the year ended April 30, 2021, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Explorer Fund	1.10%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

The Advisor has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Funds' average daily net assets. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2022. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board. The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.95%
Institutional Class	1.70%
Grandeur Peak Global Contrarian Fund		September 12, 2019 – August 31, 2021 / September 1, 2021 – August 31, 2022
Institutional Class	1.35%
Grandeur Peak Global Explorer Fund		December 16, 2021 - August 31, 2023
Institutional Class	1.25%
Grandeur Peak Global Micro Cap Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak Global Reach Fund
Investor Class	1.60%	For September 1, 2020 – August 31, 2021 / September 1, 2021 - August 31, 2022
Institutional Class	1.35%
Investor Class	1.50%	For January 1, 2022 - August 31, 2023
Institutional Class	1.25%
Grandeur Peak Global Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak International Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak US Stalwarts Fund		December 23, 2019 - August 31, 2021 / September 1, 2021 – August 31, 2022
Institutional Class	1.00%

The Advisor will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s' expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. Fees waived/reimbursed by the Adviser for the year ended April 30, 2022 are disclosed in the Statements of Operations. Fees waived/reimbursed by the Advisor due as of April 30, 2022 are disclosed in the Statement of Assets and Liabilities as Due from Advisor.

Annual Report | April 30, 2022	123

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). Previously, the Adviser had voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). Previously, the Adviser had voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waived by the Adviser for the year ended April 30, 2022 are disclosed in the Statements of Operations.

For the year ended April 30, 2022, the fee waivers/reimbursements and/or recoupments, excluding voluntary waivers, were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$40,900	$–
Grandeur Peak Global Explorer Fund
Institutional Class	$39,713	$–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$38,463
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$4,693	$–
Institutional Class	49,396	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$82,434

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

As April 30, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$139,213	$109,006	$40,900	$289,119
Grandeur Peak Global Explorer Fund
Institutional Class	$–	$–	$39,713	$39,713
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$–	$–	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$4,693	$4,693
Institutional Class	–	–	49,396	49,396
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$625	$–	$625

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

Annual Report | April 30, 2022	125

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2022

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT NOTE

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund (the “Funds”), ten of the funds constituting the Financial Investors Trust, including the portfolios of investments, as of April 30, 2022; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak International Opportunities Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Grandeur Peak Global Contrarian Fund, Grandeur Peak US Stalwarts Fund and Grandeur Peak Global Explorer Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Financial Investors Trust as of April 30, 2022, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Financial Investors Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Grandeur Peak US Stalwarts Fund	For the year ended April 30, 2022	For the two years ended April 30, 2022	For the two years ended April 30, 2022 and the period from March 20, 2020 (Commencement of operations) to April 30, 2020
Grandeur Peak Global Contrarian Fund	For the year ended April 30, 2022	For the two years ended April 30, 2022	For the two years ended April 30, 2022 and the period from September 18, 2019 (Commencement of operations) through April 30, 2020
Grandeur Peak Global Explorer Fund	For the period December 16, 2021 (Inception) to April 30, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2022

We have served as the auditor of one or more investment companies advised by Grandeur Peak Global Advisors, LLC since 2012.

Annual Report | April 30, 2022	127

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

Grandeur Peak Funds

On September 14, 2021, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Opportunities Fund, the Grandeur Peak Global Reach Fund, the Grandeur Peak Global Stalwarts Fund, the Grandeur Peak International Opportunities Fund, the Grandeur Peak International Stalwarts Fund, and the Grandeur Peak US Stalwarts Fund (collectively, the “Grandeur Peak Funds”) and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Grandeur Peak, on behalf of the Grandeur Peak Funds, the Trustees, including the Independent Trustees, considered the following factors with respect to the Grandeur Peak Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Grandeur Peak Funds, to Grandeur Peak, of 1.50% for the Grandeur Peak Global Micro Cap Fund, 1.35% for the Grandeur Peak Emerging Markets Opportunities Fund, 1.25% for the Grandeur Peak Global Opportunities Fund and for the Grandeur Peak International Opportunities Fund, 1.10% for the Grandeur Peak Global Reach Fund, 1.00% for the Grandeur Peak Global Contrarian Fund, 0.80% for the Grandeur Peak Global Stalwarts Fund, 0.75% for the Grandeur Peak US Stalwarts Fund, and 0.80% for the Grandeur Peak International Stalwarts Fund, in light of the extent and quality of the advisory services provided by Grandeur Peak to each such Grandeur Peak Fund.

The Board received and considered information including a comparison of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund’s contractual advisory fee rate with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees reviewed and considered that the total net expense ratio of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak Emerging Markets Opportunities Fund and the Grandeur Peak Global Opportunities Fund, and the Investor Class of the Grandeur Peak Global Reach Fund, was equal to the Data Provider peer group median; the Investor Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak Global Contrarian Fund, and the Institutional Class of the Grandeur Peak Global Reach Fund, was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Micro Cap Fund and the Grandeur Peak International Opportunities Fund was significantly higher than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Grandeur Peak Funds under the Grandeur Peak Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Grandeur Peak and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s Code of Ethics.

Performance: The Trustees reviewed performance information of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended June 30, 2021. That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that for the 3-month period, the Institutional Class of the Grandeur Peak Emerging Markets Opportunities Fund, the Global Micro Cap Fund and the Global Contrarian Fund outperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median during the period.

For the 1-year period, the Trustees noted that each class of the Grandeur Peak Emerging Markets Opportunities Fund outperformed the Data Provider peer group median and each other class of the Grandeur Peak Funds significantly outperformed the Data Provider peer group median.

128	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

The Trustees noted that for each Grandeur Peak Fund with a 3-year period, each class of each Grandeur Peak Fund, significantly outperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 5-year period, each class of the Grandeur Peak Emerging Markets Opportunities Fund and the Institutional Class of the Grandeur Peak International Opportunities Fund outperformed the Data Provider peer group median, and each class of each other Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

Finally, the Trustees noted that for the relevant period since the inception of each Grandeur Peak Fund, each class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

The Trustees also considered Grandeur Peak’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Grandeur Peak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Grandeur Peak Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Grandeur Peak based on the fees payable under the Grandeur Peak Investment Advisory Agreement with respect to the Grandeur Peak Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median;

●	the total net expense ratio of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak Emerging Markets Opportunities Fund and the Grandeur Peak Global Opportunities Fund, and the Investor Class of the Grandeur Peak Global Reach Fund, was equal to the Data Provider peer group median; the Investor Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak Global Contrarian Fund, and the Institutional Class of the Grandeur Peak Global Reach Fund, was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Micro Cap Fund and the Grandeur Peak International Opportunities Fund was significantly higher than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Grandeur Peak under the Grandeur Peak Investment Advisory Agreement with respect to each Grandeur Peak Fund were adequate;

●	for the period ended June 30, 2021, each class of each of the Grandeur Peak Funds outperformed or significantly outperformed the Data Provider peer group median for the 3-month, 1-year, 3-year, 5-year (as applicable), and since inception periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to any of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Grandeur Peak Funds;

●	the profit, if any, realized by Grandeur Peak in connection with the operation of any of the Grandeur Peak Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with any of the Grandeur Peak Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of each of the Grandeur Peak Funds and their shareholders.

[1]	This meeting was intended to qualify as an "in-person" meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020) and Investment Company Act Release No. 33897 (June 19, 2020)).

Annual Report | April 30, 2022	129

Grandeur Peak Funds®	Additional Information

April 30, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling 1-855-377-PEAK (7325).

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 1-855-377-PEAK (7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2022:

	Foreign Taxes Paid	Foreign Source Income
Grandeur Peak Global Explorer Fund	$1,178	$23,254
Global Opportunities Fund	2,439,774	12,838,150
International Opportunities Fund	1,526,113	13,106,924
Global Reach Fund	0	0
Emerging Markets Opportunities Fund	1,529,448	11,375,953
Global Micro Cap Fund	0	0
Global Stalwarts Fund	0	0
International Stalwarts Fund	5,550,331	24,006,886
Grandeur Peak Global Contrarian Fund	208,585	2,055,435
Grandeur Peak US Stalwarts Fund	0	0

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Grandeur Peak Global Explorer Fund	0.00%	0.00%
Global Opportunities	10.56%	67.61%
International Opportunities Fund	0.00%	61.82%
Global Reach Fund	12.73%	50.55%
Emerging Markets Opportunities Fund	3.47%	100.00%
Global Micro Cap Fund	8.07%	70.65%
Global Stalwarts Fund	20.08%	55.77%
International Stalwarts Fund	9.07%	100.00%
Grandeur Peak Global Contrarian Fund	6.22%	26.91%
Grandeur Peak US Stalwarts Fund	43.91%	45.11%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

130	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Additional Information

April 30, 2022 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designate the following as long-term capital gain dividends:

Grandeur Peak Global Explorer Fund	$0
Global Opportunities Fund	162,339,284
International Opportunities Fund	108,524,120
Global Reach Fund	52,203,184
Emerging Markets Opportunities Fund	68,462,853
Global Micro Cap Fund	8,908,310
Global Stalwarts Fund	39,430,293
International Stalwarts Fund	178,478,056
Grandeur Peak Global Contrarian Fund	1,773,223
Grandeur Peak US Stalwarts Fund	1,295,457

For the fiscal year ended April 30, 2022, the following long term amounts were utilized as earnings and profits distributed to shareholders on redemptions:

Grandeur Peak Global Explorer Fund	$0
Global Opportunities Fund	4,837,115
International Opportunities Fund	418,470
Global Reach Fund	693,372
Emerging Markets Opportunities Fund	0
Global Micro Cap Fund	0
Global Stalwarts Fund	0
International Stalwarts Fund	5,618,724
Grandeur Peak Global Contrarian Fund	228,957
Grandeur Peak US Stalwarts Fund	19,706

Annual Report | April 30, 2022	131

Grandeur Peak Funds®	Liquidity Risk Management Program

April 30, 2022 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 8, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

132	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-855-377-PEAK (7325).

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	60	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	61	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

Annual Report | April 30, 2022	133

Grandeur Peak Funds®	Trustees and Officers

April 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

134	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which any Trustee serves as trustee for and for which Grandeur Peak Global Advisors, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2022	135

Grandeur Peak Funds®	Privacy Policy

April 30, 2022 (Unaudited)

Who We Are
Who is providing this notice?

Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.

What We Do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

136	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

April 30, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2022	137

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST℠

Contact Us

Mail: Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201
Phone: 1.855.377.PEAK (7325)
E-Mail: grandeurpeakglobal@alpsinc.com
Web: www.GrandeurPeakGlobal.com

ANNUAL April 30, 2022

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

| 1

Highland Resolute Fund	Shareholder Letter

April 30, 2022 (Unaudited)

PERFORMANCE:

April 30, 2022

While Highland remains constructive on equity and equity-like assets, recent economic and market-based data has slowed and the long period of equity outperformance may be nearing an end. Highland’s Diffusion Index framework continues to present mixed signals between underlying economic conditions and capital markets activity, with market-based indicators showing weakness while economic indicators have shown resilience. Employment continues to remain strong and job openings continue to rise as employers seek to fill vacancies, however Institute for Supply Management (ISM) new orders and leading credit indicators have softened on economic uncertainty. Market-based factors, such as equity market momentum, have fallen over recent months as investors weigh the risk of a recession and the persistence of inflation on company earnings and consumer balance sheets. This is a stark reversal from the past decade, as defensive equities have outperformed recently as investors sold cyclical names and positioned into more defensive staples. Bonds have also been caught up in the sell-off as interest rates continue to rise. As the Federal Reserve embarks on its path of tightening financial conditions to tame inflation, Highland is carefully assessing the ramifications1 that this regime change may have on financial assets.

Highland Resolute Fund ("Fund") returned -9.57% during the first four months of 2022, bringing the trailing one-year return to -1.39%. Since inception the Fund has outperformed the HFRX Global Hedge Fund Index (the "Index") by approximately 140 basis points2 annualized. The portfolio’s year-to-date performance has been primarily driven by the Beta sleeve3 which captured more equity downside during the market sell-off. In February, the team lowered the Beta sleeve’s equity exposure to reduce risk which contributed to better relative performance through the end of April. Over the trailing one-year, the Beta sleeve performed in-line with expectations and slightly outperformed US equities. The Alpha sleeve4 has been the primary source of underperformance over the trailing one-year period. While the portfolio maintains a low beta coefficient to equity markets, the sleeve underperformed expectations during the market sell-off as asset correlations moved closer to one. The Alpha sleeve’s primary detractor has been the risk- parity strategy which significantly underperformed in 2022 as equities and bonds became positively correlated. The commodity relative value strategy also underperformed expectations as commodity prices rose sharply to start the year, but has contributed to relative performance over the trailing one-year. The European long/short strategy has performed in-line with expectations, outperforming equities on a relative basis through the first four months of 2022 and on an absolute basis over the trailing twelve months. The newest allocation within the Alpha sleeve, a quantitative strategy that utilizes artificial intelligence, was added to the sleeve in early 2022 and has not had a meaningful impact on performance.

When compared to the peer group (Morningstar Multi-Alternative Universe), the Fund has outperformed the Universe materially over longer time horizons. As with the Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that have caused the average net equity exposure for the Universe to be considerably less than our Fund. Due to these structural biases we anticipate the strategy to outperform the Universe in up or range-bound markets and underperform in down markets, which is consistent with the fund’s realized performance. Below is a brief overview of the different portfolio pillars:

Beta Sleeve3 – A portfolio consisting of equity-focused mutual fund strategies seeking equity-like returns. Over the trailing twelve months, the sleeve outperformed the S&P 500 Total Return Index by 3 basis points.

Alpha Sleeve4 – The Alpha sleeve outperformed domestic equity markets, but underperformed the team’s expectations through the equity market drawdown. The sleeve is made up of four managers with distinct strategies focusing on European long/short equity, risk-parity, commodities relative value, and event-driven equity.

Past performance is not indicative of future results.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

2

Highland Resolute Fund	Shareholder Letter

April 30, 2022 (Unaudited)

HIGHLAND RESOLUTE FUND

The table below notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of April 30, 2022.

Performance (amounts greater than one year are annualized)

			Standardized Performance Data as of March 31, 2022					Non-Standardized Performance Data as of April 30, 2022
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund – Class I	-4.83%	6.92%	6.26%	4.53%	4.25%	-9.57%	-1.39%	3.90%	3.47%	3.70%
HFRX Global Hedge Fund Index	-1.35%	0.95%	4.95%	2.90%	2.38%	-2.24%	-1.57%	4.41%	2.63%	2.27%
S&P 500 Index	-4.60%	15.65%	18.89%	15.99%	15.58%	-12.92%	0.21%	13.85%	13.64%	14.44%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund – Class I	2.15%	-1.65%	0.50%	0.42%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Closing:

We continue to seek to add value both in our allocation and manager selection decisions. We appreciate your investment in our Highland Resolute Fund, please feel free to contact us with any questions.

Sincerely,

Matthew W. Sampson, CFA & Jason T. Copeland, CFA, CAIA

Portfolio Managers5

[1]	Representative of the overall composition of the hedge fund universe.

[2]	Basis Point = 0.01%, 100 basis points would equal 1.0%

[3]	Beta Sleeve is in place to create sensitivity to the overall equity market.

[4]	Alpha Sleeve is to provide market outperformance.

[5]	Jason T. Copeland is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute. CAIA Association grants the right to use the CAIA Certification and Collective Marks to those individuals who have been granted the status of either Full Member or Retired Member by CAIAA.

Annual Report | April 30, 2022	3

Highland Resolute Fund	Shareholder Letter

April 30, 2022 (Unaudited)

Underlying Allocation Weights:

Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation as of April 30, 2022.

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

4

Highland Resolute Fund	Shareholder Letter

April 30, 2022 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity Risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Fund to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

Beta is a measure of the volatility–or systematic risk–of a security or portfolio compared to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which describes the relationship between systematic risk and expected return for assets (usually stocks).

Alpha is referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2022	5

Highland Resolute Fund	Performance Update

April 30, 2022 (Unaudited)

Performance (for the year ended April 30, 2022)

Highland Resolute Fund

Cumulative Total Return (for the period ended April 30, 2022)	1 Year	3 Year	5 Year	10 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I – NAV**	-1.39%	3.90%	3.47%	3.48%	3.70%	2.15%	0.50%
HFRX Global Hedge Fund Index(b)	-1.57%	4.41%	2.63%	2.02%	2.27%
S&P 500® Index(c)	0.21%	13.85%	13.66%	13.67%	14.43%
Dow Jones U.S. Select Dividend Index(d)	8.01%	11.33%	10.42%	12.29%	12.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board of Trustees.

*	Fund inception date of 12/30/11.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(b)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(For the period ended April 30, 2022)

As a percentage of Net Assets
Vanguard Institutional Index Fund, Institutional Class	27.04%
Parametric Volatility Risk Premium - Defensive Fund	19.05%
WABR Cayman Company Limited	13.47%
Typhon Argos Segregated Portfolio	12.13%
PIMCO Short-Term Fund, Institutional Class	11.35%
Dalton Melchior Segregated Portfolio TRS	10.67%
PIMCO Income Fund, Institutional Class	7.48%
CASTLE RIDGE Long/Short Alpha Segregated Portfolio	6.02%
Rydex S&P 500 2x Strategy Fund	2.21%
Top Ten Holdings	109.42%

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Highland Resolute Fund	Performance Update

April 30, 2022 (Unaudited)

Performance of $10,000 Initial Investment (for the year ended April 30, 2022)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2022	7

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2021 to April 30, 2022.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 11/01/21	ENDING ACCOUNT VALUE 04/30/22	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 11/01/21-04/30/22(b)
Class I
Actual	$ 1,000.00	$ 924.60	0.42%	$ 2.00
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.71	0.42%	$ 2.11

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

		Value
Description	Shares	(Note 2)
OPEN-END MUTUAL FUNDS (67.14%)
Parametric Volatility Risk Premium - Defensive Fund	2,909,222	$39,303,587
PIMCO Income Fund, Institutional Class	1,405,687	15,434,444
PIMCO Short-Term Fund, Institutional Class	2,429,325	23,418,697
Rydex S&P 500 2x Strategy Fund	22,633	4,559,229
Vanguard Institutional Index Fund, Institutional Class(a)	159,297	55,800,009
		138,515,966
TOTAL OPEN-END MUTUAL FUNDS
(Cost 134,492,689)		138,515,966

		Value
Description	Shares	(Note 2)
Short-Term Investments (11.38%)
MONEY MARKET FUNDS (11.38%)
First American Government Obligations Fund, 7-day yield, 0.220%	23,470,064	23,470,064

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,470,064)		23,470,064

TOTAL INVESTMENTS (78.52%)
(Cost $157,962,753)		$161,986,030

SEGREGATED CASH WITH BROKERS (21.71%)(b)		44,790,006

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.23%)		(471,449)
NET ASSETS (100.00%)		$206,304,587

(a)	As of April 30, 2022, 27.05% of the Highland Resolute Fund's net assets were invested in the Vanguard Institutional Index Fund. The financial statements of the Vanguard Institutional Index Fund, including its portfolio of investments, can be found at the SEC's website www.sec.gov and should be read in conjunction with the Highland Resolute Fund's financial statements.

(b)	Includes cash which is being held as collateral for total return swap contracts.

See Notes to Financial Statements.

Annual Report | April 30, 2022	9

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Castle Ridge Long/Short Alpha Segregated Portfolio(a)	$12,370,719	$12,370,722	70 bps + FEDEF-1D	33	02/08/2023	$3
Morgan Stanley	Dalton Melchior Segregated Portfolio(b)	21,997,660	21,997,651	95 bps	N/A	03/20/2023	(9)
Morgan Stanley	Typhon Argos Segregated Portfolio(c)	25,060,871	25,060,877	85 bps	N/A	09/08/2025	6
Morgan Stanley	WABR Cayman Company Limited(d)	27,793,206	27,793,203	5 bps	N/A	06/30/2022	(3)
		$87,222,456	$87,222,453				$(3)

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.

(a)	Castle Ridge Long/Short Alpha Segregated Portfolio employs a quantitative equity market neutral strategy with an AI-framework. Unlike other AI strategies, Castle Ridge employs a deep-learning system that uses an geno-synthetic algorithm for iterative fractal clustering.

(b)	Dalton Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(c)	Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.

(d)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

TYPHON ARGOS SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMODITY FUTURE CONTRACTS
LIVE CATTLE	16	$865,760	August 2022	$(10,665)	-0.04%	Morgan Stanley & Co. LLC
HIGH GRADE COPPER	17	1,873,613	July 2022	(122,669)	-0.49%	Morgan Stanley & Co. LLC
HIGH GRADE COPPER	17	1,873,613	July 2022	(131,219)	-0.52%	Morgan Stanley & Co. LLC
GOLD CMX	34	6,523,240	August 2022	(93,160)	-0.37%	Morgan Stanley & Co. LLC
GOLD CMX	34	6,523,240	August 2022	(8,160)	-0.03%	Morgan Stanley & Co. LLC
LIVE CATTLE	16	865,760	August 2022	(16,644)	-0.07%	Morgan Stanley & Co. LLC
HIGH GRADE COPPER	34	3,747,225	July 2022	(26,581)	-0.11%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		22,272,451		(409,098)	-1.63%

OPTIONS
LIVE CATTLE	80	23,200	October 2022	21,600	0.09%	Morgan Stanley & Co. LLC
LEAN HOGS	32	46,080	August 2022	46,080	0.18%	Morgan Stanley & Co. LLC
LEAN HOGS	48	69,120	August 2022	69,120	0.28%	Morgan Stanley & Co. LLC
LIVE CATTLE	80	23,200	October 2022	21,600	0.09%	Morgan Stanley & Co. LLC
OPTIONS Total		161,600		158,400	0.63%

INDEX FUTURES CONTRACTS
MICRO E-MINI NASDAQ 100	13	334,152	June 2022	(11,463)	-0.05%	Morgan Stanley & Co. LLC
MICRO E-MINI DOW JONES IND	26	427,466	June 2022	(14,855)	-0.06%	Morgan Stanley & Co. LLC
MICRO EMINI S&P 500	13	268,288	June 2022	(3,120)	-0.01%	Morgan Stanley & Co. LLC
INDEX FUTURES CONTRACTS Total		1,029,906		(29,438)	-0.12%

TOTAL LONG		$23,463,957		$(280,136)	-1.12%

SECURITIES SOLD SHORT
COMMODITY FUTURE CONTRACTS
HIGH GRADE COPPER	(17)	$(1,878,713)	December 2022	$136,000	0.54%	Morgan Stanley & Co. LLC
LIVE CATTLE	(16)	(911,840)	October 2022	10,345	0.04%	Morgan Stanley & Co. LLC
CORN	(43)	(1,615,188)	December 2022	(34,938)	-0.14%	Morgan Stanley & Co. LLC
CORN	(43)	(1,615,188)	December 2022	(9,138)	-0.04%	Morgan Stanley & Co. LLC
HIGH GRADE COPPER	(17)	(1,878,713)	December 2022	133,875	0.53%	Morgan Stanley & Co. LLC
GOLD CMX	(17)	(3,249,890)	June 2022	33,086	0.13%	Morgan Stanley & Co. LLC
GOLD CMX	(17)	(3,249,890)	June 2022	99,110	0.40%	Morgan Stanley & Co. LLC
GOLD CMX	(34)	(6,499,780)	June 2022	8,840	0.04%	Morgan Stanley & Co. LLC
LIVE CATTLE	(16)	(911,840)	October 2022	13,764	0.05%	Morgan Stanley & Co. LLC
HIGH GRADE COPPER	(17)	(1,873,400)	August 2022	17,189	0.07%	Morgan Stanley & Co. LLC
HIGH GRADE COPPER	(17)	(1,873,400)	August 2022	113	0.00%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		(25,557,842)		408,246	1.63%

OPTIONS
LEAN HOGS	(80)	(50,400)	August 2022	(50,400)	-0.20%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(57,960)	December 2022	(57,960)	-0.23%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(112,280)	December 2022	(112,280)	-0.45%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(29,680)	December 2022	(29,680)	-0.12%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(54,040)	August 2022	(54,040)	-0.22%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(85,960)	August 2022	(85,960)	-0.34%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(35,280)	August 2022	(35,280)	-0.14%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(79,240)	December 2022	(79,240)	-0.32%	Morgan Stanley & Co. LLC
OPTIONS Total		(504,840)		(504,840)	-2.01%

TOTAL SHORT		$(26,062,682)		$(96,594)	-0.39%

REMAINING CASH				25,437,607	101.50%
Grand Total				$25,060,877

See Notes to Financial Statements.

Annual Report | April 30, 2022	11

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

DALTON MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
EQUITY SWAPS
Aalberts NV NV		$356,055	$339,483	1.54%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	$(16,573)
Applus Services SA		385,232	344,442	1.57%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(40,789)
Asr Nederland NV		355,568	442,872	2.01%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	87,304
Breedon Group PLC		379,944	282,330	1.28%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(97,614)
Capgemini SE		426,146	439,801	2.00%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	13,655
Cie Financiere Richemo-A Reg		433,585	409,691	1.86%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-70 bps	03/28/23	(23,895)
Corticeira Amorim SA		700,855	659,018	3.00%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(41,837)
Diageo PLC		507,057	554,832	2.52%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	47,774
Erste Group Bank Ag		576,706	531,372	2.42%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(45,334)
Ferguson PLC		670,091	620,740	2.82%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(49,351)
Finecobank SPA		635,177	578,771	2.63%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(56,407)
Fluidra SA		1,028,631	957,132	4.35%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(71,499)
Games Workshop Group PLC		691,884	566,779	2.58%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(125,106)
Grafton Group Plc-Uts-Cdi		638,097	517,362	2.35%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(120,735)
Howden Joinery Group PLC		772,005	734,589	3.34%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(37,416)
Inficon Holding AG-Reg		390,308	326,230	1.48%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-70 bps	03/28/23	(64,078)
Jd Sports Fashion PLC		548,023	422,960	1.92%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(125,063)
Jet2 PLC		498,105	570,773	2.59%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	72,667
Laboratorios Farmaceuticos		685,951	745,840	3.39%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	59,889
Lonza Group AG-Reg		434,569	366,146	1.66%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-70 bps	03/28/23	(68,423)
Lotus Bakeries		308,255	321,041	1.46%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	12,786
Merck Kgaa		496,116	521,572	2.37%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/27/23	25,456
Moncler SPA		348,279	324,537	1.48%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(23,742)
Musti Group Oy		732,351	557,429	2.53%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(174,922)
Nestle Sa-Reg		550,559	598,113	2.72%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-70 bps	03/28/23	47,554
Nordea Bank Abp		301,976	280,909	1.28%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-8 bps	09/09/22	(21,067)
Piaggio & C. S.P.A.		331,846	269,109	1.22%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(62,737)
Renishaw PLC		385,740	365,207	1.66%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(20,533)
Robertet Sa		667,356	648,609	2.95%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(18,747)
Sanoma Oyj		436,248	360,534	1.64%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/28/23	(75,714)
Scout24 SE		861,689	984,756	4.48%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/27/23	123,067
Stabilus SE		356,976	283,319	1.29%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/27/23	(73,657)
Vivendi SE		1,034,981	1,002,665	4.56%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-52 bps	03/28/23	(32,316)
Volution Group PLC		459,225	444,694	2.02%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	69 bps	03/28/23	(14,532)
Vonovia SE		664,583	543,389	2.47%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-53 bps	03/27/23	(121,194)
EQUITY SWAPS Total		19,050,171	17,917,044	81.45%

TOTAL LONG		$19,050,171	$17,917,044	81.45%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
SECURITIES SOLD SHORT
EQUITY SWAPS
Alstom		$(456,748)	$(324,704)	-1.48%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-50 bps	03/28/23	$132,044
De'Longhi Spa		(656,189)	(598,126)	-2.72%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-50 bps	03/28/23	58,063
Djs Mid 200 Pr		(3,198,952)	(2,942,820)	-13.38%	Morgan Stanley & Co. LLC	1D EONIA- 43bps	-50 bps	07/29/22	256,132
Electrolux Ab-B(Sto)		(727,054)	(661,149)	-3.01%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	-7 bps	09/09/22	65,905
Ftse 250 Index		(362,959)	(331,712)	-1.51%	Morgan Stanley & Co. LLC	1D SONIA-51bps	69 bps	11/21/22	31,246
Gerresheimer Ag		(630,025)	(555,276)	-2.52%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-50 bps	03/27/23	74,749
Learning Technologies Group		(427,390)	(345,938)	-1.57%	Morgan Stanley & Co. LLC	1D SONIA -35 bps	69 bps	03/28/23	81,451
Logitech International-Reg		(737,237)	(686,954)	-3.12%	Morgan Stanley & Co. LLC	1D SARON -40 bps	-70 bps	03/28/23	50,283
Maire Tecnimont Spa		(520,276)	(475,768)	-2.16%	Morgan Stanley & Co. LLC	1D EONIA -350 bps	-50 bps	03/28/23	44,508
Melexis Nv		(351,313)	(343,665)	-1.56%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-50 bps	03/28/23	7,648
Mips Ab		(489,772)	(481,340)	-2.19%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	-7 bps	09/09/22	8,432
Nordex Se		(795,695)	(738,165)	-3.36%	Morgan Stanley & Co. LLC	1D EONIA -87.5 bps	-50 bps	03/27/23	57,530
Stadler Rail Ag		(634,115)	(610,603)	-2.78%	Morgan Stanley & Co. LLC	1D SARON-850 bps	-70 bps	03/28/23	23,512
Stoxx-Dj Small 200 Price		(3,303,749)	(2,964,729)	-13.48%	Morgan Stanley & Co. LLC	1D EONIA-61 bps	-50 bps	07/29/22	339,020
EQUITY SWAPS Total		(13,291,473)	(12,060,950)	-54.83%

INDEX FUTURE CONTRACTS
EURO STOXX 50 JUN22	(137)	(5,402,784)	110,452	0.50%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			110,452	0.50%

TOTAL SHORT		$(18,694,257)	$(11,950,498)	(54.33%)

REMAINING SECURITIES AND			16,031,102	72.88%
CASH
Grand Total			$21,997,651

See Notes to Financial Statements.

Annual Report | April 30, 2022	13

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

WABR CAYMAN COMPANY LIMITED

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain(Loss)
LONG SECURITIES
COMMON STOCKS
Acadia Realty REIT	3,786		$79,205	0.28%
Anaplan	1,959		127,300	0.46%
Cerner	1,469		137,601	0.50%
Ciena	1,594		87,913	0.32%
Coca Cola Europacific Partners	1,781		88,937	0.32%
Coherent	300		80,458	0.29%
Commscope Holding	21,963		132,438	0.48%
Conocophillips	990		94,520	0.34%
Douglas Emmett REIT	2,436		71,753	0.26%
Ericsson Spon Adr Rep 1 Class B	14,096		112,205	0.40%
Exxon Mobil	1,002		85,438	0.31%
First Horizon	3,128		70,007	0.25%
Innovative Industrial Property	563		81,435	0.29%
Invesco S&P 500 Equal Weight ETF	523		77,180	0.28%
Microsoft	490		135,953	0.49%
Motorola Solutions	386		82,389	0.30%
National Storage Affiliates	1,279		72,377	0.26%
Netstreit	3,694		79,857	0.29%
Oracle	1,317		96,694	0.35%
Palo Alto Networks	122		68,631	0.25%
Qualcomm	604		84,369	0.30%
Rogers	273		73,861	0.27%
Sun Communities REIT	520		91,248	0.33%
T Mobile	588		72,404	0.26%
Ventas REIT	2,301		127,811	0.46%
Zynga Class A	17,286		142,953	0.51%
COMMON STOCKS Total			2,454,937	8.83%

EQUITY SWAPS
iSHARES Iboxx High Yield Bond ETF		$5,866,236	5,373,976	19.34%	Morgan Stanley & Co. LLC	1D FEDEF - 97 bps	33 bps	12/30/2022	(492,260)
iSHARES Iboxx Investment Grade ETF		6,013,672	5,232,861	18.83%	Morgan Stanley & Co. LLC	3 bps + 1D FEDEF	33 bps	12/30/2022	(780,811)
EQUITY SWAPS Total		11,879,908	10,606,837	38.17%

INTEREST RATE FUTURE CONTRACTS
10 Yr Us Govt Treasury Note Jun-22	23	2,718,814	(164,288)	-0.59%	Morgan Stanley & Co. LLC
Ultra Long Term Us Treasury Bond Jun-22	14	2,315,338	(335,715)	-1.21%	Morgan Stanley & Co. LLC
INTEREST RATE FUTURE CONTRACTS Total		5,034,152	(500,003)	-1.80%

INDEX FUTURE CONTRACTS
E-Mini Russell 2000 Index Jun-22	24	2,268,680	(182,942)	-0.66%	Morgan Stanley & Co. LLC
E-Mini S&P 500 Stock Index Jun-22	22	4,628,409	(150,421)	-0.54%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total		6,897,089	(333,363)	-1.20%

TOTAL LONG		$23,811,149	$12,228,408	44.00%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain(Loss)
SECURITIES SOLD SHORT
COMMON STOCKS
3M	(604)		$(87,076)	-0.31%
Dollar General	(311)		(73,792)	-0.27%
Extra Space Storage REIT	(387)		(73,440)	-0.26%
Four Corners Property	(2,984)		(81,930)	-0.29%
HP	(1,985)		(72,692)	-0.26%
Invesco QQQ Trust Series 1 ETF	(1,361)		(426,284)	-1.53%
iSHARES Expanded Technology Sector ETF	(774)		(232,229)	-0.84%
iSHARES Russell 2000 ETF	(2,060)		(380,993)	-1.37%
iSHARES US Technology ETF	(1,218)		(109,129)	-0.39%
Omega Healthcare REIT	(3,272)		(83,376)	-0.30%
Prologis REIT	(560)		(89,778)	-0.32%
Spdr Fund Consumer Staples ETF	(1,374)		(106,686)	-0.38%
Spdr S&P 500 ETF	(830)		(342,041)	-1.23%
Spdr S&P Semiconductor ETF	(457)		(78,607)	-0.28%
United Parcel Service Class B	(432)		(77,745)	-0.28%
Urban Edge Properties	(4,166)		(77,859)	-0.28%
Vaneck Semiconductor ETF	(803)		(184,545)	-0.66%
Vanguard Real Estate ETF	(2,217)		(230,473)	-0.83%
COMMON STOCKS Total			(2,808,675)	-10.11%

TOTAL SHORT			$(2,808,675)	-10.11%

REMAINING SECURITIES AND CASH			18,373,470	66.11%
Grand Total			$27,793,203

See Notes to Financial Statements.

Annual Report | April 30, 2022	15

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

CASTLE RIDGE LONG/SHORT ALPHA SEGREGATED PORTFOLIO

Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
Advanced Micro Devices, Inc.	911	$77,916	0.63%
Agilon Health, Inc.	4,212	74,845	0.61%
Altice Usa, Inc.	7,712	71,566	0.58%
AmerisourceBergen Corp.	503	76,074	0.61%
Arista Networks, Inc.	652	75,374	0.61%
Assurant, Inc.	473	86,023	0.70%
Black Knight, Inc.	1,105	72,714	0.59%
CBOE Holdings, Inc.	692	78,185	0.63%
Henry Schein, Inc.	1,125	91,251	0.74%
Herbalife Ltd	4,924	130,875	1.06%
Jack Henry & Associates, Inc.	408	77,395	0.63%
Maravai Lifesciences Holdings, Inc.	2,504	76,955	0.62%
NCR Corp.	3,042	106,558	0.86%
New Relic, Inc.	2,041	129,148	1.04%
Novavax, Inc.	2,818	127,002	1.03%
NVIDIA Corp	408	75,717	0.61%
Oak Street Health, Inc.	4,187	75,743	0.61%
ON Semiconductor Corp.	1,523	79,387	0.64%
Qualcomm, Inc.	473	66,069	0.53%
Quidel Corp.	1,289	129,745	1.05%
Reynolds Consumer Products, Inc.	2,634	77,930	0.63%
Sealed Air Corp.	1,155	74,165	0.60%
Shoals Technologies Group, Inc.	7,811	77,958	0.63%
Solaredge Technologies, Inc.	279	69,815	0.56%
SS&C Technologies Holdings, Inc.	1,170	75,650	0.61%
Tandem Diabetes Care, Inc.	787	75,893	0.61%
Technology Solutions Co.	956	77,331	0.63%
Tempur Sealy International, Inc.	2,858	77,473	0.63%
ViaSat Inc.	2,116	77,886	0.63%
COMMON STOCKS Total		2,462,643	19.91%

TOTAL LONG		$2,462,643	19.91%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2022

Description	Contracts/Shares	Value	Percentage of Value
SECURITIES SOLD SHORT
COMMON STOCKS
Amazon.Com, Inc.	(40)	$(98,999)	-0.80%
Bentley Systems, Inc.	(2,449)	(103,833)	-0.84%
Block, Inc.	(1,324)	(131,821)	-1.07%
Booking Holdings, Inc.	(40)	(88,034)	-0.71%
Broadridge Financial Solutions, Inc.	(468)	(67,451)	-0.55%
Corteva, Inc.	(1,140)	(65,772)	-0.53%
CoStar Group, Inc.	(1,050)	(66,832)	-0.54%
Doordash, Inc.	(841)	(68,514)	-0.55%
EPAM Systems Inc.	(393)	(104,223)	-0.84%
Fidelity National Information Services, Inc.	(1,842)	(182,642)	-1.48%
Five9, Inc.	(1,026)	(112,917)	-0.91%
Global Payments, Inc.	(533)	(72,970)	-0.59%
International Paper Co.	(1,399)	(64,745)	-0.52%
Johnson Controls International PLC	(1,140)	(68,258)	-0.55%
MasterCard, Inc.	(179)	(65,128)	-0.53%
Meta Platforms, Inc.	(478)	(95,814)	-0.77%
Monster Beverage Corp.	(1,050)	(90,005)	-0.73%
Paypal Holdings, Inc.	(1,026)	(90,180)	-0.73%
Phillips 66	(1,299)	(112,737)	-0.91%
Southwest Airlines Co.	(1,663)	(77,688)	-0.63%
Western Digital Corp.	(3,346)	(177,552)	-1.44%
COMMON STOCKS Total		(2,006,115)	-16.22%

TOTAL SHORT		$(2,006,115)	-16.22%

REMAINING SECURITIES AND CASH		11,914,194	96.31%
Grand Total		$12,370,722

Common Abbreviations:

EONIA - Euro Overnight Index Average

ETF - Exchange Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

FEDEF - Federal Funds Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust

SARON - Swiss Average Rate Overnight

S&P - Standard & Poor's.

SONIA - Sterling Overnight Interbank Average Rate.

SPDR - Standard & Poor's Depositary Receipt.

STIBO - Stockholm Interbank Offered Rate.

Currency Abbreviations:

EUR - Euro

See Notes to Financial Statements.

Annual Report | April 30, 2022	17

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

April 30, 2022

ASSETS
Investments, at value	$161,986,030
Unrealized appreciation on total return swap contracts	9
Deposits with brokers for total return swap contracts and written options	44,790,006
Cash	1,858,163
Dividends receivable	58,292
Interest receivable	141
Receivable due from adviser	18
Receivable for total return swap reset	241,687
Other assets	9,338
Total assets	208,943,684
LIABILITIES
Unrealized depreciation on total return swap contracts	12
Shareholder service fees payable	104,534
Payable for interest expense on total return swap contracts	45,543
Payable for total return swap reset	2,289,342
Payable for shares redeemed	2,000
Trustee fees and expenses payable	14,400
Chief compliance officer fees payable	6,416
Principal financial officer fees payable	1,300
Administration fees payable	43,189
Transfer agency fees payable	9,330
Professional fees payable	74,096
Custody fees payable	12,096
Accrued expenses and other liabilities	36,839
Total liabilities	2,639,097
NET ASSETS	$206,304,587
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$210,520,550
Total distributable earnings/(loss)	(4,215,963)
NET ASSETS	$206,304,587
INVESTMENTS, AT COST	$157,962,753
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$10.86
Net Assets	$206,304,587
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	18,992,561

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statement of Operations

For the Year Ended April 30, 2022

INVESTMENT INCOME
Dividends	$1,465,232
Interest	8,372
Foreign taxes withheld	(9,670)
Total investment income	1,463,934

EXPENSES
Investment advisory fees (Note 7)	2,985,928
Investment advisory fees-subsidiary	295,437
Administration fees	439,313
Transfer agency fees	74,217
Shareholder service fees
Class I	117,287
Professional fees	87,320
Custody fees	24,369
Reports to shareholders and printing fees	11,368
Trustee fees and expenses	17,435
Registration/filing fees	26,732
Chief compliance officer fees	76,556
Principal financial officer fees	15,606
Other	45,722
Total expenses before waivers	4,217,290
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(2,983,518)
Waiver of investment advisory fees - subsidiary (Note 7)	(295,437)
Total net expenses	938,335
NET INVESTMENT INCOME	525,599
Net realized gain on investments	12,572,654
Net realized gain on futures contracts	139,290
Net realized gain on written options	135,466
Net realized loss on total return swap contracts	(3,877,541)
Net realized gain on foreign currency transactions	467
Total net realized gain	8,970,336

Net change in unrealized appreciation/depreciation on investments	(13,332,240)
Net change in unrealized appreciation/depreciation on written options	(51,060)
Net change in unrealized appreciation/depreciation on futures contracts	(765,320)
Net change in unrealized appreciation/depreciation on total return swap contracts	31,053
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currency transactions	(640)
Total net change in unrealized appreciation/depreciation	(14,118,207)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,147,871)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,622,272)

See Notes to Financial Statements.

Annual Report | April 30, 2022	19

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$525,599	$2,736,909
Net realized gain	8,970,336	23,515,819
Net change in unrealized appreciation/(depreciation)	(14,118,207)	16,061,220
Net increase/(decrease) in net assets resulting from operations	(4,622,272)	42,313,948
TOTAL DISTRIBUTIONS (NOTE 4)
Class I	(10,475,416)	–
Net decrease in net assets from distributions	(10,475,416)	–
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	59,139,370	28,612,421
Dividends reinvested
Class I	10,475,416	–
Shares redeemed, net of redemption fees
Class I	(7,654,687)	(91,284,334)
Net increase/(decrease) in net assets derived from beneficial interest transactions	61,960,099	(62,671,913)
Net increase/(decrease) in Net Assets	46,862,411	(20,357,965)
NET ASSETS:
Beginning of period	159,442,176	179,800,141
End of period	$206,304,587	$159,442,176

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the years presented

	Class I
	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.58		$9.28		$10.30		$10.81		$11.14
INCOME/(LOSS) FROM OPERATIONS
Net investment income(b)	0.03		0.14		0.19		0.20		0.25
Net realized and unrealized gain/(loss) on investments	(0.14)		2.16		(1.09)		(0.22)		0.38
Total from Operations	(0.11)		2.30		(0.90)		(0.02)		0.63

LESS DISTRIBUTIONS
Net investment income	(0.61)		–		(0.12)		(0.15)		(0.77)
Net realized gain on investments	–		–		–		(0.34)		(0.19)
Total Distributions	(0.61)		–		(0.12)		(0.49)		(0.96)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00		–		0.00		0.00		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.72)		2.30		(1.02)		(0.51)		(0.33)
NET ASSET VALUE, END OF PERIOD	$10.86		$11.58		$9.28		$10.30		$10.81
TOTAL RETURN(c)	(1.48)%		24.78%		(8.65)%		0.22%		5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$206,305		$159,442		$179,800		$332,435		$373,865
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	1.97	%(e)(f)	1.94	%(e)(f)	1.90	%(e)(f)	1.89	%(e)(f)	1.94	%(e)(f)
Operating expenses including reimbursement/waiver(d)	0.47	%(e)	0.50	%(e)	0.69	%(e)	0.74	%(e)	0.82	%(e)
Net investment income including reimbursement/waiver(d)	0.26%		1.37%		1.89%		1.95%		2.24%
PORTFOLIO TURNOVER RATE	43%		42%		103%		55%		79%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Calculated using the average shares method.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Consolidated Schedule of Investments.
(e)	Dividend and interest expense on securities sold short totaled 0.00%, 0.00%, 0.09%, 0.19% and 0.25% of average net assets for the years ended April 30, 2022, 2021, 2020, 2019 and 2018 , respectively.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 2.12%, 2.06%, 1.99%, 1.97% and 2.01% for the years ended April 30, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Annual Report | April 30, 2022	21

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Highland Resolute Fund (the “Fund”). The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Redmont Resolute (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund collectively referred to as the "financial statements" in these notes to the consolidated financial statements. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2022, net assets of the Fund were $206,304,587, of which $19,910,109 or 9.65%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASU) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund records its investments in securities at fair value. The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

22

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market moves with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. When an available price is not obtainable, the last trade price is utilized to value the swap contracts, or price is provided by the swap provider or prime broker. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022:

Highland Resolute Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open-End Mutual Funds	$138,515,966	$–	$–	$138,515,966
Short-Term Investments
Money Market Funds	23,470,064	–	–	23,470,064
Total	$161,986,030	$–	$–	$161,986,030

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$9	$–	$9
Liabilities:
Total Return Swap Contracts	–	(12)	–	(12)
Total	$–	$(3)	$–	$(3)

Annual Report | April 30, 2022	23

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at the measurement date, which represents the change in the contract’s value from trade date or the last reset date.

As of April 30, 2022, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by the Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or, for withholding taxes or certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

24

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Losses incurred from engaging in short sales may be unlimited.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the FASB issued ASU No. 2020 04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund's investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund's transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments cannot yet be determined.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are

Annual Report | April 30, 2022	25

Highland Resolute Fund	Notes to Consolidated Financial Statements

 April 30, 2022

recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations. Swap agreements held at April 30, 2022 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern Over the Counter (OTC) financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Consolidated Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2022, was as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$3	Unrealized depreciation on total return swap contracts	$12
Commodity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	6	Unrealized depreciation on total return swap contracts	–
Total		$9		$12

26

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended April 30, 2022, was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(3,061,423)	$(17,364)
Commodity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(777,346)	$46,603
Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts.	$(38,772)	$1,814
Equity Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	135,466	(51,060)
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	139,290	(765,320)
Total		$(3,602,785)	$(785,327)

Volume of Derivative Instruments for the Fund during the year ended April 30, 2022, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Notional Quantity	63,354,445
Commodity Risk (Total Return Swap Contracts)	Notional Quantity	25,574,863
Credit Risk (Total Return Swap Contracts)	Notional Quantity	10,933

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of off-set that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Annual Report | April 30, 2022	27

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2022:

Highland Resolute Fund

Offsetting of Derivatives Assets

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$9	$–	$9	$(9)	$–	$–
Total	$9	$–	$9	$(9)	$–	$–

Highland Resolute Fund

Offsetting of Derivatives Liabilities

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$(12)	$–	$(12)	$9	$3	$–
Total	$(12)	$–	$(12)	$9	$3	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Reclassifications: U.S. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. As of April 30, 2022, these differences had no effect on net assets and were primarily attributed to differing book and tax treatment of consolidating entries from the Fund’s CFC. The reclassifications were as follows:

Paid-in Capital	Distributable earnings/(loss)
$(796,590)	$796,590

28

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

Tax Basis of Investments: As of April 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$96,475,043	$(92,981,822)	$(260)	$3,492,961	$158,492,815

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.

Components of Earnings: As of April 30, 2022, components of distributable earnings were as follows:

	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/(Depreciation)	Other Cumulative Effect of Timing Differences	Total
Highland Resolute Fund	$(3,266,385)	$0	$3,492,961	$(4,442,539)	$(4,215,963)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$10,475,416	$–

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$–	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of April 30, 2022, the Fund elects to carry forward $0 in long-term capital losses and $3,266,385 in short-term capital losses to the next tax year.

The Highland Resolute Fund used capital loss carryovers during year ended April 30, 2022 in the amount of $13,860,869.

The Highland Resolute Fund elects to defer to the period ending April 30, 2023, late year ordinary losses in the amount of $4,442,539.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the year ended April 30, 2022, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$107,744,517	$58,070,789

Annual Report | April 30, 2022	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Highland Resolute Fund

Class I:	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Common Shares Outstanding - Beginning of Period	13,771,457	19,374,899
Common Shares Sold	4,990,996	2,863,529
Common Shares Issued as Reinvestment of Dividends	869,329	–
Common Shares Redeemed	(639,221)	(8,466,971)
Common Shares Outstanding - End of Period	18,992,561	13,771,457

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Consolidated Statements of Changes in Net Assets. For the year ended April 30, 2022, and the year ended April 30, 2021, the Fund retained fees as follows:

Fund	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Highland Resolute Fund	$59	$–

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a quarterly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the year ended April 30, 2022, this amount equaled $295,437 and is disclosed in the Consolidated Statement of Operations. Fees under the Subsidiary Advisory Agreement are not permitted to be recouped.

The Adviser entered into a Investment Sub-Advisory Agreement with Parametric Portfolio Associates, LLC (“Parametric”). The Adviser determines the allocation of the Fund’s assets with Parametric (the “Sub-Adviser”) and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub- Advisers, and to recommend their hiring, termination and replacement.

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Adviser. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rate.

30

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

Sub-Advisers	Contractual Sub-Advisory Fee
Parametric Portfolio Associates, LLC(a)	0.30%

(a)	Effective May 13, 2021, Parametric Portfolio Associates, LLC, ceased serving as an investment Sub-Adviser to the Fund.

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board. The Adviser is not permitted to recoup any amounts waived or reimbursed in any prior fiscal period. Fees waived/reimbursed by the Adviser for the year ended April 30, 2022, are disclosed in the Consolidated Statement of Operations.

For the year ended April 30, 2022, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$(2,983,518)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2022, are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2022, are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2022, are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2022, are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as

Annual Report | April 30, 2022	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2022

practicable. Plan fees are included with shareholder service fees in the Consolidated Statement of Operations. Fees recaptured pursuant to the Plan for the year ended April 30, 2022, are included as an offset to shareholder service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Consolidated Statement of Operations.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENT

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

32

Highland Resolute Fund	Report of Independent Registered Accounting Firm

April 30, 2022

To the Shareholders of Highland Resolute Fund and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Highland Resolute Fund (the “Fund”), a series of Financial Investors Trust, as of April 30, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s consolidated financial highlights for the years ended April 30, 2019, and prior, were audited by other auditors whose report dated June 25, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2022

Annual Report | April 30, 2022	33

Highland Resolute Fund	Additional Information

April 30, 2022 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund's Form N-PORT reports are also available upon request by calling toll-free (855) 268-2242.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 268-2242 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2021:

	QDI	DRD
Highland Resolute Fund	26.48%	4.63%

In early 2022, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

34

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2022 (Unaudited)

On March 8, 2022, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Highland (“Highland”) and the Trust, with respect to the Highland Resolute Fund (the “Highland Fund”), dated September 16, 2019 (the “Highland Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Highland Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Highland Fund, to Highland, of 1.50% of the Highland Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Highland to the Highland Fund.

The Board received and considered information including a comparison of the Highland Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by the Data Provider. The Trustees noted that the contractual advisory fee rate of the Highland Fund was lower than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the Highland Fund was lower than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Highland Fund under the Highland Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Highland in its presentation, including its Form ADV.

The Trustees reviewed and considered Highland’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Highland. The Trustees also reviewed the research and decision-making processes utilized by Highland, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

The Trustees considered the background and experience of Highland’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Highland’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information of the Highland Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended December 31, 2021. That review included a comparison of the Highland Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the Highland Fund generally outperformed its peer group for each period.

The Trustees also considered Highland’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Highland regarding fees charged to its other clients utilizing a strategy similar to that employed by the Highland Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by Highland based on the fees payable under the Highland Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund would be passed along to shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland from its relationship with the Highland Fund, including whether soft dollar arrangements were used.

Annual Report | April 30, 2022	35

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2022 (Unaudited)

The Trustees, including all of the Independent Trustees, concluded that:

●	The contractual advisory fee rate of the Highland Fund was lower than the Data Provider peer group median.
●	The total net expense ratio of the Highland Fund was lower than the Data Provider peer group median.

●	The nature, extent, and quality of services rendered by Highland under the Highland Investment Advisory Agreement were adequate.

●	For the period ended December 31, 2021, the Highland Fund outperformed its Data Provider peer group for the 3-month, 1-year, 3-year, 5-year, 10-year and since inception periods.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Highland’s other clients employing a comparable strategy to the Highland Fund were not indicative of any unreasonableness with respect to the advisory fee payable to Highland by the Highland Fund.

●	The profit, if any, realized by Highland in connection with the operation of the Highland Fund is not unreasonable.

●	There were no material economies of scale or other incidental benefits accruing to Highland in connection with its relationship with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland’s compensation for investment advisory services is consistent with the best interests of the Highland Fund and its shareholders.

36

Highland Resolute Fund	Liquidity Risk Management

April 30, 2022 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 8, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2022	37

Highland Resolute Fund	Trustees & Officers
April 30, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-268-2242.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special .meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

38

Highland Resolute Fund	Trustees & Officers
April 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2022	39

Highland Resolute Fund	Trustees & Officers
April 30, 2022 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

40

Highland Resolute Fund	Trustees & Officers
April 30, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which any Trustee serves as trustee for and for which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2022	41

Highland Resolute Fund	Privacy Policy
April 30, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

● The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

42

Highland Resolute Fund	Privacy Policy
April 30, 2022 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.
Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2022	43

RONDURE FUNDS

ANNUAL

April 30, 2022

RONDURE NEW WORLD FUND — **Investor Class** RNWOX | **Institutional Class** RNWIX

RONDURE OVERSEAS FUND — **Investor Class** ROSOX | **Institutional Class** ROSIX

Shareholder Letter	1
Performance Update	6
Disclosure of Fund Expenses	12
Portfolio of Investments
Rondure New World Fund	13
Rondure Overseas Fund	16
Statements of Assets and Liabilities	19
Statements of Operations	20
Statement of Changes in Net Assets
Rondure New World Fund	21
Rondure Overseas Fund	22
Financial Highlights
Rondure New World Fund	23
Rondure Overseas Fund	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Additional Information	36
Liquidity Risk Management Program	37
Trustees and Officers	38
Privacy Policy	42

Rondure Funds	Shareholder Letter

April 30, 2022 (Unaudited)

Dear Fellow Shareholders,

The South is the New East

“People speak sometimes about the "bestial" cruelty of man, but that is terribly unjust and offensive to beasts, no animal could ever be so cruel as a man, so artfully, so artistically cruel.” ― Fyodor Dostoyevsky

Flying Geese

The flying geese paradigm was developed in the 1930s by a Japanese economist named Kaname Akamatsu. The theory remained unpopular for a long time—not because there was no truth to it—but because it was theorized by an aggressor nation—Japan. The theory resurfaced again once the bitterness of WW2 began to fade in the 1960s. It is one of my favorites, and it serves as a theoretical input for Rondure’s country-based risk and opportunity framework (i.e. we are bottom-up investors, but we also believe that the best compounding opportunities happen in countries with landscapes that are conducive to growth).

Akamatsu’s theory is simple. Like the pattern of flying geese, there is a similar dynamism to comparative advantage in economic development. Technological development and production starts in one country, the point goose, (like Japan in the East and the UK in the West) and as the cost of producing goods rises, production migrates to a neighboring country with a better cost structure for commoditized goods. In the case of Japan, as labor costs increased, production moved to Taiwan, South Korea, Malaysia, Thailand, Indonesia, China, and now the Philippines, Vietnam, and India. The point goose becomes a consumer nation, and the greater distance you are from the point goose the longer it takes to develop. With the right mix of politics, leadership, demography, and resources, geography is a key input for development.

The world has been stuck in the same flying goose pattern for a number of years—US as the point goose, China as the next goose, with China trying to overtake the US as the world’s leading global economy. I think we are stuck for a few reasons:

1.	Countries use currency manipulation to offset the rising cost of labor (this appears to be occurring in Japan at this moment with the yen weakening faster than we have seen in more than a decade). A depreciating currency prolongs economic transitions longer than rising wages would dictate.

2.	China is just big. When China came on stream as a producer, which was coincidentally roughly the same time as the Berlin wall falling and the Soviet Union collapsing, billions of new cheap workers were brought into the global economy simultaneously. It has taken decades for the global economy to absorb the deflationary pressure of billions of new workers competing for global jobs in a flat world. Hence, the geese didn’t flock, (i.e., comparative advantage recycling stalled out for countries in Africa and SE Asia, including India). In addition, other potential rising nations’ population size, except India, just wasn’t a threat to China. Externalities, (e.g. carbon impact on the environment), and their associated costs were ignored as well. The US, as point goose, has been solely focused on consumption-driven sales and cheap labor from China driving higher profit margins (public company short-termism and politics in the US made the old relationship with China sticky). We are just now waking up to the social and environmental costs of this model. China is aging though now, and the working-age population has been shrinking since 2015. The demographic dividend has played out, leaving many wondering if China is destined to grow old before it grows rich.

3.	Robots and automation technologies have the potential to impede the flying geese theory as companies choose automation over transitioning to lower labor cost countries. As workers are replaced by machines, companies are able to maintain profitability. This will be a long-term theme.

4.	Complacency bred comfort. No one was thinking about country risks—the risk of relying almost solely on autocratic nations for necessities. We existed in a sublimely peaceful period for years (or politically and economically incapable of confronting the truth of two big nations—Russia and China—who have demonstrated and largely spelled out their intentions—it is when, not if with Taiwan). Rondure takes cold comfort in the fact that the Rondure funds had no direct exposure to Russia/Ukraine at the start of the war. We were worried about the late cyclicality in the market bumping into a tougher Federal Reserve, so we trimmed or sold a number of commodity stocks, and the Rondure funds mostly escaped the direct Russia/Ukraine impact due to our country-based lens that has always made us worry about Russia (and China/Taiwan) from a top-down perspective.

A light bulb went off for me recently, especially when Adam Rowbotham, one of our wonderful traders, made a comment about Mexico. He said the South is the new East in so many ways. These changes have tremendous consequences for many portfolios that have been positioned for the same flight pattern for the last decade plus—easy money driving up growth and multiples for stocks and globalization driving up margins. Are we finally at the point where the countries that were the best backdrop for the compounding of capital are changing? We think the case is strong for at

Annual Report | April 30, 2022	1

Rondure Funds	Shareholder Letter
April 30, 2022 (Unaudited)

least this year, but perhaps, the secular landscape is changing as well. For instance, China is not as easy a bull case as it once was, as noted above, and has lingering questions with respect to whether investors want their financial investments to support autocratic nations. Plus, regulation in China has made investment outcomes more binary, and winning by not losing is one of our core principles of investing.

Chaos Theory/Frogs

One of the most famous haikus of all time is Matsuo Basho’s Frog Haiku. The original Japanese is:

Furuike ya, kawazu tobikomu, mizu no oto.

This short and sweet poem about a frog is one of the most debated translations of all time. For me, it goes something like this:

An old pond

A frog leaps

The water splashes (more literally maybe the sound of water)

The point of the poem is that all it takes is the simple leap of a frog into a pond to cause ripples in a system.

The poem also reminds me of the George Soros theory of reflexivity, which is basically investing in stock markets is like playing golf on a moving course. The landscape for investing changes and with that our view of the stocks in the market must evolve dynamically within a system that is never in equilibrium. As much as we’d like to solely be bottom-up, as international and emerging investors we have to think about where we are making investments both in a financial and an ESG context.

In the past few years, dozens of frogs have been leaping. It started more than two years ago with the initial Covid-19 onset disrupting global supply chains and sparking inflation, but has included events like: far too accommodative monetary and fiscal policy in the US creating excessive demand and inflated asset prices, a war in Russia/Ukraine which has further disrupted the supply of commodities and exasperated inflationary pressures, currency volatility (beggar-thy-nation1 currency policies again, and a yen that hasn’t been this beaten up since 2007), and ongoing Covid-19 issues in China, creating the current lockdown of close to 400 million citizens. The last one we do not think is being adequately incorporated into another round of supply chain issues.

The US has a fever. We still think this is true. The Federal Reserve has two mandates. The first is controlling unemployment. They have done a good job here (maybe too good). The second is price stability, and while the war in Russia/Ukraine amplifies this problem, when we look around at housing demand, services demand, the price of eggs and bacon, we think the Federal Reserve (aka Team Transitory) has failed and is still failing at price stability. The war cements this problem, and until the Federal Reserve gets inflation under control, we are approaching the markets with caution.

Here are things we think need to change for the correction in stock markets to subside:

1.	There is no alternative to stocks (there is still far too much bull market sentiment).

2.	FOMO (fear of missing out or chasing narrative instead of fundamentals).

3.	Buy-the-dip in all the same growth stocks (narrative).

4.	Or all three of the above are fine courses of action still, if inflation miraculously starts to fall (we do think the easiest comparisons for oil and commodities are behind us so the law of large numbers should help).

But there is still a bull market mentality that does not seem appropriate given all the ripples we are seeing.

We do not want to sound too negative here either. Some of this is happening or has happened already, but liquidity still feels too ample, and we see money swinging from inflation (risk-on and late cycle) to buy the dip in growth (risk-on in the other direction) as a sign that the market is still stuck in its old ways. We are consciously articulating portfolios that we hope beat to different drums. We do see some good but select opportunities in this market, and of course, we would always prefer to pay less for stocks, so we are more excited about opportunities today than we were a quarter ago, but the Federal Reserve still has wood to chop and that has global implications for discount rates and growth.

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

April 30, 2022 (Unaudited)

Viva Mexico

Given all we have stated about changing global dynamics, we believe it is a year of new themes with one of the strongest being Mexico. Here are a few of the things we have tried to articulate in the funds’ portfolios as of 4/30 based on our world view and bottom-up analysis of stocks:

•	The war in Russia/Ukraine has extended global inflationary pressure. Yet, the commodity and energy stocks have already run. We are not chasing the late cycle trade. We are careful in our purchases.

•	Close to 400 million citizens are locked down in China. China’s economy presents a global growth risk and also a source of more inflationary pressure, given the likelihood that supply chains continue to be challenged. On the other hand, more aggressive fiscal and monetary stimulus might be around the corner as a driver for stocks. We continue to selectively find new ideas in this market, but we are balancing this with the knowledge that the Chinese economy is likely to be weak in the near term with the focus on the real economy not the financial one and containing Covid. As of the end of the fiscal period, the funds remained underweight this market. We are trying to balance the top-down risk of investing in an autocratic country with the bottom-up potential of a number of good companies. We believe this is an evolving investment case.

•	We believe the world continues to face a number of challenges including inflation, Covid-19 in some parts still, war, and supply chain disruptions. We believe strongly in the theme of de-globalization. The South might become the new East with a strong case for owning Mexican stocks. This is a region we love. We also love the Covid reopening stories of Indonesia, Malaysia, and Thailand in the short run, and perhaps, more production will rotate to these same countries in the long run given the increasing need to diversify production away from China.

•	We prefer Canada for its proximity to the US, and we prefer Australia and New Zealand for their willingness to take a more aggressive approach to tackling inflation. All of the above are real or metaphorical island investments. We are finding lots of ideas in Canada. The top-down so far is better-than what we are finding bottom up in Australia. We do see some names that are getting to our price target for entry.

•	Europe is problematic with inflationary pressure due to war and easy money, and Japan is still largely locked down for political reasons and has a weak currency with the risk of inflation on the horizon as well. We believe Covid is partially being used as a political excuse in this market. Both regions keep using easy money instead of structural reform—perennial kick-the-can economies. The bull case is stock- by-stock. We see valuations getting cheaper by the day.

•	But in both the developed and the developing world, we think it is a year for periphery countries and periphery stocks.

•	We think India is still a great secular story. We have been more guarded about valuations in the short run.

•	We think Vietnam is also a wonderful long-term story, and valuations are supportive of an overweight today.

•	We are still patiently waiting and adding to quality growth names for the long haul that are pulling back, as investors incorporate lower margins and higher interest rates into their models. Valuations at the best of the best companies are better but still not a bargain. We are selectively adding. We are finding great busted IPOs, but we believe our best themes are the periphery countries, de-globalization, the year of Mexico, forgotten IPOs, and India and Vietnam for the long run.

•	As of 4/30, the Funds still have higher cash weights than normal to take advantage of what we still see as a volatile period.

Team News

Industry veteran Sunshine Alexis Stein joined our team a few months ago. She brings more than 15 years of experience in client relations, operations, and marketing. She is a breath of fresh air for our research team and a brilliant strategic thinker.

On the research side, Lydia So is departing Rondure Global Advisors in mid-May for personal reasons. The team will miss her, she is an amazing person and a brilliant mind. We wish her the very best as she embarks on her next chapter. While we are not in a rush to hire, if the world opens faster or we believe we need more people, we have a pipeline of talent we have been following and we will add accordingly. For now, though, our senior team is doing great stock work and finding lots of new ideas. We also have the ability to leverage the research expertise our partner firm, Grandeur Peak Global Advisors.

Annual Report | April 30, 2022	3

Rondure Funds	Shareholder Letter

April 30, 2022 (Unaudited)

In the short-term, Rondure Global Advisors has a summer internship program starting at the end of May. Three students from the University of Kansas’ Women in Finance Program (WIF) will join us at our Salt Lake City office. Alongside members of our investment team, they will work on a number of projects that mostly focus on our investment research but also include overall business-related projects. Our program is part of our commitment to both bettering our research and improving the state of diversity in our industry.

This leads me to our next bit of news. Rondure is an early signatory of the CFA Institute’s new Diversity, Equity, and Inclusion (DEI) Code. We have always embraced DEI as a foundational philosophy of the firm, but now we have an official policy.

Finally, one of the surprises for us as analysts during this Covid period is how long global travel has been delayed. The good news is we took our first trip recently—to Mexico. However, we do not anticipate broad, aggressive travel starting anytime soon. Many of our markets are still closed. We have learned to do more remotely, and we think a balance between travel and technology is good for the environment in the long run.

Fund Performance & Attribution

See full performance on pages 6 and 9.

Rondure New World: For the year, the Institutional share class returned -10.21%, giving up some of last year’s +37.11% gain. The benchmark was down -18.06%, so we feel quite good about the Fund’s relative performance. Asia Pacific was a region of outperformance for the Fund, as was Mexico and Eastern Europe, at least in part because of our lack of Exposure to Russia. The Fund’s worst relative performance was in the Africa/Middle East region. The Fund continued to be significantly overweight in the Consumer segment during the period, which had a tough year, but the Fund was able to outperform. Financials was the Fund’s weakest industry, but the Fund was fortunately quite underweight there.

When the US Securities and Exchange Commission announced recently that it was going to ban foreign companies that did not comply with US auditing rules from listing and staying listed in the US, Chinese companies took a beating. As all Chinese listings in the US went into a tailspin, China quickly announced they would try to meet US demands. The algorithms and computers that were short Chinese equities took the comments at face value. We do not think much has changed. It is when, not if China goes after Taiwan. China’s economy is weak from aggressive Covid tactics and tough to predict regulations. We know North Asian culture, in general, is a do as I do not as I say culture (though China has clearly stated its future geopolitical intentions), but it is a region of contradictions. Hence, we are still proceeding with caution. Chinese valuations are better today, but our favorite names are still not absolute bargains. Near the end of the fiscal period, we added cautiously to our favorite names and some busted IPOs. One of our favorite busted IPOs is Angelalign—China’s Invisalign. We are wary though that the big counter-rally intra-quarter was a dead cat bounce in a bear market for China.

As of the date of this report, the Fund remains overweight Mexico for the de-globalization, reshoring theme. We think travel to Europe is less enticing now with what is happening in Russia/Ukraine. The Fund also has overweights to Indonesia, Malaysia, Thailand, and Vietnam for both the reopening and flying geese themes, the later driven not only by comparative advantage, but also a move away from China for risk diversification. The Fund still holds India for the long run.

We still believe we are in a period of purgatory for both growth stocks (as discount rates rise) and inflation stocks (as the Fed tries to slow the economy). Hence, while it hasn’t worked yet, we think consumer staples is a nice place to be for the next year.

The Fund continues to have higher cash than normal as of 4/30. We are still practicing patience, but we like the names we are finding. We are still excited about the Fund’s absolute long-term positioning, and we think we offer a differentiated portfolio: smaller capitalization than most, more periphery exposure, and a focus on long duration growth. We think emerging markets are still a place where active can set themselves apart and add value. We believe we are small and nimble enough to capture the changing moment as well.

Rondure Overseas (“Overseas”): For the year, the Institutional share class returned -14.15%, giving up some of last year’s 37.85% gain. The Fund’s benchmark was down 7.70%. We were not able to make up elsewhere for the Fund’s underperformance in Japan, China, and Western Europe. The Fund remained roughly twice the weight of the benchmark in the Consumer segment during the period, and slightly outpaced the benchmark there, but it was a tough year for Consumer, so it was still a detractor to the Fund’s portfolio.

4	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

April 30, 2022 (Unaudited)

It was a tougher relative year for Overseas. This is in part due to the fact that the Fund’s index, the MSCI EAFE Index, isn’t a perfect reflection of the Fund’s portfolio. The Fund is smaller cap with a bigger growth tilt, while the MSCI EAFE is an old economy index in what I mentioned was an old economy quarter—late cycle sectors were strong and that was amplified by the inflationary impact of the war as well. So, you can basically boil the performance down to two things: 1) the Fund was underweight inflation sectors that are big in the index; and 2) the overweight to growth hurt security selection.

Exiting the period, Overseas remained overweight consumer staples for the same reasons mentioned for New World.

Sincerely,

The Rondure Global Advisors Research Team

[1]	Beggar-thy-nation refers to the idea of improving the economy of one nation at the expense of another.

The objective of all Rondure Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

Must be proceeded by or accompanied by a prospectus.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

ALPS Distributors, Inc. is the Distributor for the Rondure Funds.

Annual Report | April 30, 2022	5

Rondure New World Fund	Performance Update

April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

	1 Year	3 Year	Since Inception(a)	Expense Ratio(b)
				Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	-10.21%	4.50%	4.52%	1.32%	1.10%
Rondure New World Fund – Investor (RNWOX)	-10.41%	4.25%	4.27%	1.63%	1.35%
MSCI Emerging Markets Index(d)	-18.06%	2.60%	4.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2022, except with the approval of the Fund's Board of Trustees.

(d)	The MSCI Emerging Markets Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

6	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update
April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2022	7

Rondure New World Fund	Performance Update
April 30, 2022 (Unaudited)
Regional Allocation (as a % of Net Assets)*
Asia ex Japan	74.5%
North America	11.2%
Latin America	4.8%
Africa/Middle East	4.3%
Europe	0.7%
Cash, Cash Equivalents, & Other Net Assets	4.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Taiwan Semiconductor Manufacturing Co., Ltd.	3.6%
Tata Consultancy Services, Ltd.	3.4%
Wal-Mart de Mexico SAB de CV	2.7%
HDFC Bank, Ltd.	2.7%
Samsung Electronics Co., Ltd.	2.4%
Bumrungrad Hospital PCL	2.2%
HCL Technologies, Ltd.	2.2%
President Chain Store Corp.	2.1%
Grupo Aeroportuario del Centro Norte SAB de CV	2.0%
B3 SA - Brasil Bolsa Balcao	2.0%
Total	25.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update
April 30, 2022 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2022

	1 Year	3 Year	Since Inception(a)	Expense Ratio(b)
				Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)(d)	-14.15%	3.56%	4.81%	1.70%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	-14.31%	3.35%	4.57%	2.01%	1.10%
MSCI EAFE Index(e)	-7.70%	4.93%	5.22%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2022, except with the approval of the Fund's Board of Trustees.

(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(e)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2022	9

Rondure Overseas Fund	Performance Update
April 30, 2022 (Unaudited)

Growth of $10,000 for the period ended April 30, 2022

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

10	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update
April 30, 2022 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	45.2%
North America	18.9%
Japan	9.0%
Asia ex Japan	8.3%
Australia/New Zealand	6.7%
Latin America	2.4%
Africa/Middle East	1.0%
Cash, Cash Equivalents, & Other Net Assets	8.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Metro, Inc./CN	3.1%
Unicharm Corp.	3.1%
Bunzl PLC	3.0%
Chocoladefabriken Lindt & Spruengli AG	2.2%
Heineken Malaysia Bhd	2.0%
Ferrari NV	2.0%
Alimentation Couche-Tard, Inc.	2.0%
Fortis, Inc.	2.0%
Dollarama, Inc.	1.9%
TGS ASA	1.7%
Total	23.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2022	11

Rondure Funds	Disclosure of Fund Expenses
April 30, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2021 through April 30, 2022.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expense Ratio(a)	Expenses Paid During Period November 1, 2021 - April 30, 2022(b)
Rondure New World Fund
Institutional Class
Actual	$1,000.00	$869.70	1.10%	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Investor Class
Actual	$1,000.00	$868.90	1.35%	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Rondure Overseas Fund
Institutional Class
Actual	$1,000.00	$806.20	0.85%	$3.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class
Actual	$1,000.00	$805.70	1.10%	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

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Rondure New World Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (95.53%)
Bangladesh (0.53%)
Square Pharmaceuticals, Ltd.	439,773	$1,146,886

Brazil (4.81%)
B3 SA - Brasil Bolsa Balcao	1,614,400	4,342,989
Pet Center Comercio e Participacoes SA	636,000	1,964,365
TOTVS SA	231,000	1,488,619
WEG SA	443,900	2,720,531
		10,516,504
China (9.95%)

Angelalign Technology, Inc.(b)(c)	81,800	1,150,891
ANTA Sports Products, Ltd.	88,900	1,021,683
China Resources Beer Holdings Co., Ltd.	140,000	822,338
Hangzhou Oxygen Plant Group Co., Ltd., Class A	278,200	1,096,343
Kweichow Moutai Co., Ltd., Class A	4,400	1,218,262
LONGi Green Energy Technology Co., Ltd., Class A	388,840	3,943,996
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	25,000	1,182,050
Sichuan Swellfun Co., Ltd., Class A	132,500	1,408,708
Silergy Corp.	23,000	2,047,747
Tsingtao Brewery Co., Ltd., Class H	322,000	2,606,964
WuXi AppTec Co., Ltd., Class H(b)(c)	75,340	1,024,759
Yifeng Pharmacy Chain Co., Ltd., Class A	155,900	866,181
Yum China Holdings, Inc.	80,867	3,347,508
		21,737,430
Greece (0.29%)
JUMBO SA	39,200	635,350
	Shares	Value (Note 2)
Hong Kong (1.48%)
Hong Kong Exchanges & Clearing, Ltd.	76,400	$3,240,810
India (21.45%)
3M India, Ltd.(a)	1,575	409,403
Asian Paints, Ltd.	36,352	1,532,316
Blue Dart Express, Ltd.	7,516	668,967
Colgate-Palmolive India, Ltd.	46,704	1,007,871
Crompton Greaves
Consumer Electricals, Ltd.	358,201	1,793,166
Dabur India, Ltd.	180,000	1,303,090
Divi's Laboratories, Ltd.	65,356	3,825,805
HCL Technologies, Ltd.	335,640	4,701,155
HDFC Bank, Ltd.	328,831	5,895,228
Honeywell Automation India, Ltd.	355	185,328
Marico, Ltd.	31,400	213,418
Nestle India, Ltd.	7,995	1,906,213
Nippon Life India Asset Management, Ltd.(b)(c)	681,352	2,802,581
Oracle Financial Services Software, Ltd.	20,000	925,885
Pidilite Industries, Ltd.	13,575	429,104
Schaeffler India, Ltd.	117,500	3,528,112
SKF India, Ltd.	46,424	2,036,254
Tata Consultancy Services, Ltd.	161,592	7,447,508
Tech Mahindra, Ltd.	212,443	3,469,647
United Breweries, Ltd.	66,362	1,373,826
United Spirits, Ltd.(a)	127,406	1,428,403
		46,883,280
Indonesia (4.84%)
Ace Hardware Indonesia Tbk PT	16,291,700	1,174,369
Avia Avian Tbk PT	29,435,200	1,664,956
Bank Central Asia Tbk PT	2,078,000	1,165,491
Bank Rakyat Indonesia Persero Tbk PT	3,484,900	1,161,124
Indofood CBP Sukses Makmur Tbk PT	4,499,100	2,366,851
Sumber Alfaria Trijaya Tbk PT	13,423,000	1,583,495

See Notes to Financial Statements.

Annual Report | April 30, 2022	13

Rondure New World Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Indonesia (continued)
Unilever Indonesia Tbk PT	5,453,100	$1,459,598
		10,575,884
Kenya (1.63%)
Safaricom PLC	12,374,200	3,569,425
Malaysia (6.18%)
Carlsberg Brewery Malaysia Bhd	631,000	3,202,013
Genting Bhd	2,597,800	2,749,396
Heineken Malaysia Bhd	663,000	3,609,303
MR DIY Group M Bhd(b)(c)	2,778,500	2,233,395
Public Bank Bhd	1,601,000	1,720,831
		13,514,938
Mexico (11.25%)
Becle SAB de CV	924,500	2,304,171
GMexico Transportes SAB de CV(b)(c)	2,290,203	4,301,741
Grupo Aeroportuario del Centro Norte SAB de CV	628,833	4,382,556
Grupo Aeroportuario del Pacifico SAB de CV, Class B	256,300	3,948,526
Grupo Aeroportuario del Sureste SAB de CV, Class B	167,290	3,648,056
Wal-Mart de Mexico SAB de CV	1,691,700	5,996,161
		24,581,211
Philippines (4.42%)
International Container
Terminal Services, Inc.	778,800	3,197,747
Monde Nissin Corp.(a)(b)(c)	4,037,000	1,003,740
Philippine Seven Corp.	1,678,447	2,061,999
Wilcon Depot, Inc.	6,319,700	3,389,553
		9,653,039
Poland (0.41%)
Dino Polska SA(a)(b)(c)	13,912	899,992
	Shares	Value (Note 2)
South Africa (1.55%)
Clicks Group, Ltd.	172,634	$3,397,695

South Korea (4.32%)
Kangwon Land, Inc.(a)	104,824	2,202,827
LG Household & Health Care, Ltd.	1,664	1,191,725
NAVER Corp.	3,858	859,404
Samsung Electronics Co., Ltd.	97,398	5,190,688
		9,444,644
Sri Lanka (0.28%)
Lion Brewery Ceylon PLC	472,256	610,475

Taiwan (11.36%)
Airtac International Group	59,857	1,624,410
Chroma ATE, Inc.	254,000	1,411,981
MediaTek, Inc.	86,000	2,370,848
momo.com, Inc.	35,400	934,460
Poya International Co., Ltd.	81,680	868,498
President Chain Store Corp.	486,000	4,496,781
Sinbon Electronics Co., Ltd.	393,700	3,458,091
Taiwan FamilyMart Co., Ltd.	274,000	1,851,095
Taiwan Semiconductor Manufacturing Co., Ltd.	432,000	7,811,709
		24,827,873

Thailand (6.01%)
Airports of Thailand PCL	721,000	1,393,311
Bangkok Dusit Medical Services PCL, Class F	1,685,000	1,261,286
Bumrungrad Hospital PCL	1,046,300	4,875,155
CP ALL PCL	1,116,800	2,105,656
Home Product Center PCL	1,620,000	704,318
TOA Paint Thailand PCL	3,321,000	2,801,024
		13,140,750
United Arab Emirates (1.08%)
Aramex PJSC	2,133,000	2,360,418

Vietnam (3.69%)
FPT Corp.	399,190	1,812,559
Saigon Beer Alcohol Beverage Corp.	175,120	1,231,140
Vietnam Dairy Products JSC	1,014,278	3,270,100

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Vietnam (continued)
Vincom Retail JSC(a)	1,305,705	$1,749,751
		8,063,550
TOTAL COMMON STOCKS
(Cost $192,464,147)		208,800,154

TOTAL INVESTMENTS (95.53%)
(Cost $192,464,147)		$208,800,154

Other Assets In Excess Of Liabilities (4.47%)		9,770,027

NET ASSETS (100.00%)		$218,570,181

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $13,417,099 representing 6.14% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of those securities was $13,417,099, representing 6.14% of net assets.

Sector Composition (April 30, 2022)

Consumer	36.6%
Technology	23.2%
Industrials	15.6%
Financials	10.1%
Health Care	6.5%
Energy & Materials	3.5%
Cash, Cash Equivalents, & Other Net Assets	4.5%
Total	100%

Industry Composition (April 30, 2022)

Food & Staples Retailing	10.7%
Beverages	9.1%
IT Services	8.0%
Transportation Infrastructure	7.6%
Semiconductors & Semiconductor Equipment	7.4%
Capital Markets	4.8%
Specialty Retail	4.5%
Banks	4.5%
Food Products	4.1%
Hotels, Restaurants & Leisure	3.8%
Chemicals	3.5%
Machinery	3.2%
Health Care Providers & Services	2.8%
Technology Hardware, Storage & Peripherals	2.4%
Electronic Equipment, Instruments & Components	2.3%
Life Sciences Tools & Services	2.2%
Road & Rail	2.0%
Wireless Telecommunication Services	1.6%
Personal Products	1.6%
Air Freight & Logistics	1.4%
Electrical Equipment	1.2%
Software	1.1%
Health Care Equipment & Supplies	1.0%
Other Industries (each less than 1%)	4.7%
Cash and Other Assets, Less Liabilities	4.5%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2022	15

Rondure Overseas Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (91.54%)
Australia (5.12%)
ASX, Ltd.	4,515	$272,975
Cochlear, Ltd.	1,806	290,887
Domino's Pizza Enterprises, Ltd.	1,812	94,987
REA Group, Ltd.	4,117	368,833
Sonic Healthcare, Ltd.	9,914	256,041
		1,283,723
Austria (0.91%)
Mayr Melnhof Karton AG	1,300	228,757

Belgium (2.78%)
Lotus Bakeries NV	38	216,205
Melexis NV	2,672	229,350
Warehouses De Pauw CVA	6,544	251,750
		697,305
Brazil (2.41%)
B3 SA - Brasil Bolsa Balcao	86,500	232,699
WEG SA	60,600	371,399
		604,098
Britain (12.42%)
Abcam PLC(a)	19,704	305,750
B&M European Value Retail SA	27,823	170,474
Bunzl PLC	19,687	759,537
Cranswick PLC	10,123	402,534
Diploma PLC	10,695	366,826
Greggs PLC	7,096	207,033
Halma PLC	6,408	196,697
Intertek Group PLC	2,911	181,399
Rightmove PLC	25,493	195,967
Softcat PLC	12,489	220,572
Spirax-Sarco Engineering PLC	717	108,192
		3,114,981
Canada (11.83%)
Alimentation Couche-Tard, Inc.	11,116	494,862
Dollarama, Inc.	8,391	466,497
FirstService Corp.	1,900	236,907
Fortis, Inc.	10,154	494,085
	Shares	Value (Note 2)
Canada (continued)
Gildan Activewear, Inc.	7,066	$239,429
Metro, Inc./CN	14,330	787,640
Ritchie Bros Auctioneers, Inc.	4,500	247,865
		2,967,285

Denmark (2.71%)
Coloplast A/S, Class B	2,189	294,921
Royal Unibrew A/S	4,473	385,533
		680,454
France (2.28%)
Bureau Veritas SA	10,490	301,344
Virbac SA	669	270,107
		571,451
Germany (4.99%)
Carl Zeiss Meditec AG	1,593	200,089
CTS Eventim AG & Co., KGaA(a)	4,742	325,473
MTU Aero Engines AG	794	160,123
Puma SE	3,947	290,416
Symrise AG	2,316	275,591
		1,251,692
India (1.54%)
WNS Holdings, Ltd., ADR(a)	4,942	387,305

Indonesia (1.53%)
Avia Avian Tbk PT	3,364,300	190,296
Sumber Alfaria Trijaya Tbk PT	1,633,200	192,667
		382,963
Ireland (1.16%)
ICON PLC, ADR(a)	1,283	290,227

Italy (6.44%)
Davide Campari-Milano NV	22,163	250,070
DiaSorin SpA	1,900	248,885
Ferrari NV	2,356	496,068
Recordati Industria Chimica
e Farmaceutica SpA	7,864	378,954

See Notes to Financial Statements.

16	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

April 30, 2022

	Shares	Value (Note 2)
Italy (continued)
Sesa SpA	1,672	$241,718
		1,615,695

Japan (8.98%)
Asahi Intecc Co., Ltd.	10,200	197,104
MatsukiyoCocokara & Co.	5,000	165,277
MonotaRO Co., Ltd.	18,500	317,794
Nihon M&A Center Holdings, Inc.	15,200	187,170
OBIC Business Consultants Co., Ltd.	11,100	398,955
Seria Co., Ltd.	1,500	29,334
Sysmex Corp.	2,700	177,113
Unicharm Corp.	22,400	779,341
		2,252,088

Malaysia (2.82%)
Heineken Malaysia Bhd	93,800	510,637
MR DIY Group M Bhd(b)(c)	245,600	197,417
		708,054

Mexico (6.12%)
Becle SAB de CV	165,000	411,237
GMexico Transportes SAB de CV(b)(c)	198,300	372,471
Grupo Aeroportuario del
Centro Norte SAB de CV	56,500	393,768
Grupo Aeroportuario del Pacifico SAB de CV, Class B	23,300	358,957
		1,536,433

Netherlands (1.44%)
Euronext NV(b)(c)	4,521	362,233

New Zealand (1.55%)
Mainfreight, Ltd.	7,410	387,864

Norway (1.69%)
TGS ASA	27,481	423,943

Philippines (1.05%)
Wilcon Depot, Inc.	491,200	263,454
	Shares	Value (Note 2)
South Africa (1.04%)
Clicks Group, Ltd.	13,253	$260,839

Sweden (4.39%)
Assa Abloy AB, Class B	12,952	327,325
Axfood AB	13,759	407,155
Loomis AB	14,745	367,383
		1,101,863

Switzerland (3.98%)
Chocoladefabriken Lindt & Spruengli AG	49	549,535
Flughafen Zurich AG(a)	1,524	257,706
Partners Group Holding AG	181	191,769
		999,010

Taiwan (1.37%)
Sinbon Electronics Co., Ltd.	39,000	342,559

United States (0.99%)
Genpact, Ltd.	6,158	247,983

TOTAL COMMON STOCKS
(Cost $21,427,422)		22,962,259

TOTAL INVESTMENTS (91.54%)
(Cost $21,427,422)		$22,962,259

Other Assets In Excess Of Liabilities (8.46%)		2,121,000

NET ASSETS (100.00%)		$25,083,259

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, these securities had a total aggregate market value of $932,121 representing 3.72% of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2022	17

Rondure Overseas Fund	Portfolio of Investments

April 30, 2022

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate market value of those securities was $932,121, representing 3.72% of net assets.

Sector Composition (April 30, 2022)

Consumer	33.0%
Industrials	21.8%
Technology	12.6%
Health Care	11.6%
Financials	6.1%
Energy & Materials	4.4%
Utilities	2.0%
Cash, Cash Equivalents, & Other Net Assets	8.5%
Total	100%

Industry Composition (April 30, 2022)

Food & Staples Retailing	9.2%
Beverages	6.1%
Trading Companies & Distributors	5.8%
Health Care Equipment & Supplies	5.6%
Food Products	4.7%
Capital Markets	4.2%
Transportation Infrastructure	4.0%
IT Services	3.4%
Household Products	3.1%
Electronic Equipment, Instruments & Components	3.1%
Multiline Retail	2.7%
Pharmaceuticals	2.6%
Professional Services	2.6%
Commercial Services & Supplies	2.5%
Interactive Media & Services	2.3%
Textiles, Apparel & Luxury Goods	2.1%
Automobiles	2.0%
Electric Utilities	2.0%
Specialty Retail	1.9%
Chemicals	1.8%
Energy Equipment & Services	1.7%
Air Freight & Logistics	1.6%
Software	1.6%
Road & Rail	1.5%
Electrical Equipment	1.5%
Entertainment	1.3%
Building Products	1.3%
Biotechnology	1.2%
Life Sciences Tools & Services	1.2%
Hotels, Restaurants & Leisure	1.2%
Equity Real Estate Investment Trusts (REITs)	1.0%
Health Care Providers & Services	1.0%
Other Industries (each less than 1%)	3.7%
Cash and Other Assets, Less Liabilities	8.5%
Total	100.0%

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Statements of Assets and Liabilities
April 30, 2022

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$208,800,154	$22,962,259
Foreign cash, at value (Cost $46,323 and $7,102, respectively)	46,283	7,101
Cash	11,537,971	1,931,966
Dividends and interest receivable	319,156	75,999
Receivable for investments sold	–	341,753
Receivable for fund shares subscribed	44,234	10,484
Prepaid and other assets	992	216
Total assets	220,748,790	25,329,778

LIABILITIES
Payable for investments purchased	455,473	70,433
Foreign capital gains tax	1,306,012	–
Payable for fund shares redeemed	60,681	58,415
Advisory fees payable	109,037	14,082
Administration fees payable	52,945	19,334
Custodian fees payable	60,012	7,115
Payable for professional fees	25,701	35,228
Payable for trustee fees and expenses	8,875	1,042
Payable for chief compliance officer fee	5,520	649
Payable for principal financial officer fees	3,465	408
Distribution and service fees payable - Investor Class	3,467	817
Payable for transfer agency fees	46,459	16,160
Accrued expenses and other liabilities	40,962	22,836
Total liabilities	2,178,609	246,519
NET ASSETS	$218,570,181	$25,083,259

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$201,013,948	$23,328,478
Total distributable earnings	17,556,233	1,754,781
NET ASSETS	$218,570,181	$25,083,259

INVESTMENTS, AT COST	$192,464,147	$21,427,423

PRICING OF SHARES
Institutional Class
Net Assets	$202,141,766	$21,183,955
Net Asset Value, offering and redemption price per share	$12.12	$11.70
Shares of beneficial interest outstanding	16,678,144	1,810,155
Investor Class
Net Assets	$16,428,415	$3,899,304
Net Asset Value, offering and redemption price per share	$12.07	$11.68
Shares of beneficial interest outstanding	1,361,558	333,877

See Notes to Financial Statements.

Annual Report | April 30, 2022	19

Rondure Funds	Statements of Operations
For the Year Ended April 30, 2022

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$4,891,814	$346,562
Foreign taxes withheld	(620,989)	(35,078)
Other Income	1,388	–
Total investment income	4,272,213	311,484
EXPENSES
Investment advisor fees (Note 6)	2,042,647	200,775
Administrative fees	252,131	43,903
Distribution and service fees - Investor Class	57,009	10,708
Transfer agent fees	312,201	76,746
Professional fees	47,782	34,875
Printing fees	26,392	1,135
Registration fees	56,429	48,173
Custodian fees	243,113	28,495
Trustee fees and expenses	10,671	1,523
Chief compliance officer fees	32,544	3,895
Principal financial officer fees	13,953	1,653
Other expenses	22,339	10,098
Total expenses	3,117,211	461,979
Less fees waived/reimbursed by investment advisor (Note 6)	(417,176)	(207,632)
Total net expenses	2,700,035	254,347
NET INVESTMENT INCOME	1,572,178	57,137
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	6,151,725	1,523,630
Net realized loss on foreign currency transactions	(88,359)	(3,936)
Net realized gain	6,063,366	1,519,694
Net change in unrealized depreciation on investments (net of change in foreign capital gains tax of $457,507 and $0, respectively)	(32,328,484)	(5,570,804)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(4,768)	(4,611)
Net change in unrealized depreciation	(32,333,252)	(5,575,415)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(26,269,886)	(4,055,721)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,697,708)	$(3,998,584)

See Notes to Financial Statements.

20	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$1,572,178	$837,536
Net realized gain	6,063,366	5,215,541
Net change in unrealized appreciation/(depreciation)	(32,333,252)	47,959,807
Net increase/(decrease) in net assets resulting from operations	(24,697,708)	54,012,884
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	(989,816)	(724,741)
Investor Class	(61,430)	(67,304)
Net decrease in net assets from distributions	(1,051,246)	(792,045)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	40,715,555	58,214,092
Distributions reinvested	965,931	707,032
Cost of shares redeemed	(25,404,581)	(14,561,301)
Redemption fees	604	10,421
Net increase from capital shares transactions	16,277,509	44,370,244
Investor Class
Proceeds from sales of shares	3,038,124	8,807,686
Distributions reinvested	61,101	67,123
Cost of shares redeemed	(10,490,696)	(8,100,996)
Redemption fees	430	1,084
Net increase/(decrease) from capital shares transactions	(7,391,041)	774,897
Net increase/(decrease) in net assets	(16,862,486)	98,365,980

NET ASSETS
Beginning of period	235,432,667	137,066,687
End of period	$218,570,181	$235,432,667

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	3,010,835	4,615,909
Issued to shareholders in reinvestment of distributions	70,097	53,604
Redeemed	(1,855,120)	(1,173,436)
Net increase in share transactions	1,225,812	3,496,077
Investor Class
Issued	227,446	687,756
Issued to shareholders in reinvestment of distributions	4,450	5,104
Redeemed	(787,705)	(632,251)
Net increase/(decrease) in share transactions	(555,809)	60,609

See Notes to Financial Statements.

Annual Report | April 30, 2022	21

Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$57,137	$118,898
Net realized gain	1,519,694	1,760,791
Net change in unrealized appreciation/(depreciation)	(5,575,415)	6,012,881
Net increase/(decrease) in net assets resulting from operations	(3,998,584)	7,892,570
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	(998,357)	(110,149)
Investor Class	(167,252)	(11,833)
Net decrease in net assets from distributions	(1,165,609)	(121,982)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	3,754,957	6,502,316
Distributions reinvested	987,065	108,604
Cost of shares redeemed	(6,871,302)	(2,409,017)
Redemption fees	247	8
Net increase/(decrease) from capital shares transactions	(2,129,033)	4,201,911
Investor Class
Proceeds from sales of shares	1,322,038	1,766,564
Distributions reinvested	167,252	11,832
Cost of shares redeemed	(977,792)	(1,270,752)
Redemption fees	509	167
Net increase from capital shares transactions	512,007	507,811
Net increase/(decrease) in net assets	(6,781,219)	12,480,310

NET ASSETS
Beginning of period	31,864,478	19,384,168
End of period	$25,083,259	$31,864,478

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	263,254	520,727
Issued to shareholders in reinvestment of distributions	67,793	7,968
Redeemed	(473,872)	(196,876)
Net increase/(decrease) in share transactions	(142,825)	331,819
Investor Class
Issued	95,574	140,115
Issued to shareholders in reinvestment of distributions	11,503	868
Redeemed	(67,802)	(100,434)
Net increase in share transactions	39,275	40,549

See Notes to Financial Statements.

22	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$13.56	$9.93	$10.80	$11.25	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.09	0.06	0.09	0.09	0.05
Net realized and unrealized gain/(loss) on investments	(1.47)	3.62	(0.87)	(0.45)	1.23
Total income/(loss) from investment operations	(1.38)	3.68	(0.78)	(0.36)	1.28

DISTRIBUTIONS
From net investment income	(0.06)	(0.05)	(0.09)	(0.09)	(0.03)
From net realized gain on investments	–	–	–	–	(0.00	)(b)
Total distributions	(0.06)	(0.05)	(0.09)	(0.09)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.44)	3.63	(0.87)	(0.45)	1.25
NET ASSET VALUE, END OF PERIOD	$12.12	$13.56	$9.93	$10.80	$11.25

TOTAL RETURN	(10.21)%	37.11%	(7.31)%	(3.09)%	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$202,142	$209,531	$118,685	$110,800	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.27%	1.32%	1.43%	1.46%	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income	0.68%	0.48%	0.83%	0.87%	0.43	%(d)

PORTFOLIO TURNOVER RATE	29%	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2022	23

Rondure New World Fund – Investor Class	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$13.51	$9.90	$10.78	$11.24	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06	0.03	0.06	0.07	0.03
Net realized and unrealized gain/(loss) on investments	(1.46)	3.61	(0.87)	(0.46)	1.22
Total income/(loss) from investment operations	(1.40)	3.64	(0.81)	(0.39)	1.25

DISTRIBUTIONS
From net investment income	(0.04)	(0.03)	(0.07)	(0.07)	(0.01)
From net realized gain on investments	–	–	–	–	(0.00	)(b)
Total distributions	(0.04)	(0.03)	(0.07)	(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.44)	3.61	(0.88)	(0.46)	1.24
NET ASSET VALUE, END OF PERIOD	$12.07	$13.51	$9.90	$10.78	$11.24

TOTAL RETURN	(10.41)%	36.83%	(7.56)%	(3.37)%	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$16,428	$25,901	$18,382	$20,595	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.58%	1.63%	1.72%	1.76%	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35%	1.35%	1.35%	1.35	%(d)
Net investment income	0.45%	0.25%	0.59%	0.66%	0.24	%(d)

PORTFOLIO TURNOVER RATE	29%	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

24	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$14.18	$10.34	$11.11	$11.46	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03	0.06	0.10	0.10	0.10
Net realized and unrealized gain/(loss) on investments	(1.92)	3.84	(0.76)	(0.31)	1.48
Total income/(loss) from investment operations	(1.89)	3.90	(0.66)	(0.21)	1.58

DISTRIBUTIONS
From net investment income	(0.04)	(0.06)	(0.11)	(0.11)	(0.04)
From net realized gain on investments	(0.55)	–	–	(0.03)	(0.08)
Total distributions	(0.59)	(0.06)	(0.11)	(0.14)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(2.48)	3.84	(0.77)	(0.35)	1.46
NET ASSET VALUE, END OF PERIOD	$11.70	$14.18	$10.34	$11.11	$11.46

TOTAL RETURN	(14.15)%	37.71%	(6.06)%	(1.76)%	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$21,184	$27,692	$16,758	$18,845	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.56%	1.70%	1.73%	1.72%	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85%	0.85%	0.85%	0.85%	0.85	%(d)
Net investment income	0.24%	0.49%	0.89%	0.95%	0.92	%(d)

PORTFOLIO TURNOVER RATE	103%	51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2022	25

Rondure Overseas Fund – Investor Class	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$14.16		$10.34	$11.12	$11.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.03	0.07	0.08	0.09
Net realized and unrealized gain/(loss) on investments	(1.92)		3.83	(0.76)	(0.32)	1.46
Total income/(loss) from investment operations	(1.92)		3.86	(0.69)	(0.24)	1.55

DISTRIBUTIONS
From net investment income	(0.01)		(0.04)	(0.09)	(0.09)	–
From net realized gain on investments	(0.55)		–	–	(0.03)	(0.08)
Total distributions	(0.56)		(0.04)	(0.09)	(0.12)	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	(2.48)		3.82	(0.78)	(0.36)	1.48
NET ASSET VALUE, END OF PERIOD	$11.68		$14.16	$10.34	$11.12	$11.48

TOTAL RETURN	(14.31)%		37.34%	(6.28)%	(1.98)%	15.63	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3,899		$4,173	$2,626	$3,922	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.88%		2.01%	2.06%	2.04%	2.45	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%		1.10%	1.10%	1.10%	1.10	%(d)
Net investment income/(loss)	(0.03)%		0.23%	0.61%	0.74%	0.82	%(d)

PORTFOLIO TURNOVER RATE	103%		51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

26	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements
April 30, 2022

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2022, the Trust consists of multiple separate Portfolios or series. This annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | April 30, 2022	27

Rondure Funds	Notes to Financial Statements
April 30, 2022

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2022:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks
Bangladesh	$–	$1,146,886	$–	$1,146,886
China	–	21,737,430	–	21,737,430
Greece	–	635,350	–	635,350
Hong Kong	–	3,240,810	–	3,240,810
India	–	46,883,280	–	46,883,280
Indonesia	2,839,325	7,736,559	–	10,575,884
Kenya	–	3,569,425	–	3,569,425
Malaysia	3,609,303	9,905,635	–	13,514,938
Philippines	4,393,293	5,259,746	–	9,653,039
Poland	–	899,992	–	899,992
South Korea	–	9,444,644	–	9,444,644
Sri Lanka	–	610,475	–	610,475
Taiwan	–	24,827,873	–	24,827,873
Thailand	–	13,140,750	–	13,140,750
United Arab Emirates	–	2,360,418	–	2,360,418
Vietnam	–	8,063,550	–	8,063,550
Other*	38,495,410	–	–	38,495,410
Total	$49,337,331	$159,462,823	$–	$208,800,154

28	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements
April 30, 2022

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks
Australia	$–	$1,283,723	$–	$1,283,723
Austria	–	228,757	–	228,757
Belgium	–	697,305	–	697,305
Britain	–	3,114,981	–	3,114,981
Denmark	–	680,454	–	680,454
France	–	571,451	–	571,451
Germany	–	1,251,692	–	1,251,692
Indonesia	190,296	192,667	–	382,963
Italy	–	1,615,695	–	1,615,695
Japan	–	2,252,088	–	2,252,088
Malaysia	510,637	197,417	–	708,054
Netherlands	–	362,233	–	362,233
New Zealand	–	387,864	–	387,864
Norway	–	423,943	–	423,943
Sweden	–	1,101,863	–	1,101,863
Switzerland	–	999,010	–	999,010
Taiwan	–	342,559	–	342,559
Other*	6,557,624	–	–	6,557,624
Total	$7,258,557	$15,703,702	$–	$22,962,259

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For the year ended April 30, 2022, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2022.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2022, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$11,537,971
Rondure Overseas Fund	1,931,966

Annual Report | April 30, 2022	29

Rondure Funds	Notes to Financial Statements
April 30, 2022

As of April 30, 2022, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$–
Rondure Overseas Fund	–

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

30	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements
April 30, 2022

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of April 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$33,034,195	$(16,799,421)	$(1,310,185)	$14,924,589	$192,565,380
Rondure Overseas Fund	2,235,977	(782,993)	(3,178)	1,449,806	21,505,013

Components of Earnings: As of April 30, 2022, components of distributable earnings on a tax basis were as follows:

	Rondure New World Fund	Rondure Overseas Fund
Undistributed ordinary income	$322,118	$–
Accumulated capital gains	2,309,526	304,975
Net unrealized appreciation on investments	14,924,589	1,449,806
Total distributable earnings	$17,556,233	$1,754,781

The Rondure New World Fund used capital loss carryovers during the period ending April 30, 2022, in the amount of $6,197,634.

The Rondure Overseas Fund used capital loss carryovers during the period ending April 30, 2022, in the amount of $184,853.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax characters of distributions paid by the Funds for the year ended April 30, 2022, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$1,051,246	$–
Rondure Overseas Fund	125,873	1,039,736

The tax characters of distributions paid by the Funds for the year ended April 30, 2021, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$792,045	$–
Rondure Overseas Fund	121,982	–

Annual Report | April 30, 2022	31

Rondure Funds	Notes to Financial Statements
April 30, 2022

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2022 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$74,106,732	$67,773,614
Rondure Overseas Fund	28,186,410	32,858,302

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2022, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

The Advisor has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Rondure New World Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively, and 1.10% and 0.85% of the Rondure Overseas Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Advisor will be permitted to recapture, on a class- by class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2022, except with the approval of the Fund's Board of Trustees. Fees waived/reimbursed by Advisor for the year ended April 30, 2022, are disclosed in the Statements of Operations.

32	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements
April 30, 2022

Fund	Term of Expense Limit Agreements
Rondure New World Fund	September 1, 2021-August 31, 2022/September 1, 2020-August 31, 2021
Institutional Class
Investor Class
Rondure Overseas Fund	September 1, 2021-August 31, 2022/September 1, 2020-August 31, 2021
Institutional Class
Investor Class

For the year ended April 30, 2022, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund
Institutional Class	$365,825
Investor Class	51,351
Rondure Overseas Fund
Institutional Class	$174,297
Investor Class	33,335

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Rondure New World Fund
Institutional Class	$385,786	$364,149	$365,825	$1,115,760
Investor Class	73,814	66,219	51,351	191,384
Rondure Overseas Fund
Institutional Class	$162,555	$192,733	$174,297	$529,585
Investor Class	33,740	32,020	33,335	99,095

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2022, are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2022, are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2022, are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2022, are disclosed in the Statements of Operations.

Annual Report | April 30, 2022	33

Rondure Funds	Notes to Financial Statements
April 30, 2022

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

34	1.855.775.3337 | www.rondureglobal.com

Report of Independent Registered
Rondure Funds	Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Rondure New World Fund and Rondure Overseas Fund, two of the funds constituting the Financial Investors Trust (the "Funds"), including the portfolios of investments, as of April 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period May 2, 2017 (commencement of operations) to April 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 2, 2017 (commencement of operations) to April 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2022

We have served as the auditor of one or more investment companies advised by Rondure Global Advisors, LLC since 2018.

Annual Report | April 30, 2022	35

Rondure Funds	Additional Information
April 30, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 775-3337.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2022:

	Foreign Taxes Paid	Foreign Source Income
Rondure Overseas Fund	$33,634	$351,420
Rondure New World Fund	$582,150	$4,800,573

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Rondure Overseas Fund	5.07%	100.00%
Rondure New World Fund	5.77%	100.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Rondure Overseas Fund designated $1,039,736 as long-term capital gain dividends.

36	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Liquidity Risk Management Program
April 30, 2022 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 8, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2022	37

Rondure Funds	Trustees and Officers
April 30, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-775-3337.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	60	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	61	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

38	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers
April 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2022	39

Rondure Funds	Trustees and Officers
April 30, 2022 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

40	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers
April 30, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which any Trustee serves as trustee for and for which Rondure Global Advisors, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2022	41

Rondure Funds	Privacy Policy
April 30, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you

• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

• The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

42	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Privacy Policy
April 30, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2022	43

Contact Us

Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

SEAFARER FUNDS®

ANNUAL REPORT

April 30, 2022

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	2
Seafarer Overseas Value Fund	7
Disclosure of Fund Expenses	13
Portfolio of Investments	15
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Approval of Fund Advisory Agreement	48
Liquidity Risk Management Program	51
Trustees and Officers	52
Privacy Policy	56

Seafarer Funds	Letter to Shareholders

April 30, 2022

LETTER TO SHAREHOLDERS

For the Letter to Shareholders for the fiscal year ended April 30, 2022, please see:

www.seafarerfunds.com/letters-to-shareholders/2022/04/annual

This link is provided for reference only. The content of the Letter to Shareholders is not incorporated by reference into this report.

Annual Report – April 30, 2022	1

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2022

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

May 15, 2022

This report addresses the 2021-2022 fiscal year (May 1, 2021 to April 30, 2022) for the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund” or the “Fund”).

During the fiscal year, the Fund returned -14.41%, while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the MSCI Emerging Markets Total Return USD Index, returned -15.71% and -18.06%, respectively.1 By way of broader comparison, the S&P 500 Index gained 0.21%.

The Fund began the fiscal year with a net asset value (NAV) of $15.39 per share. During the ensuing twelve months, the Fund paid two distributions: $0.213 per share in June 2021 and $0.957 per share in December 2021. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $4.499. The Fund finished the fiscal year with a value of $12.13 per share.2

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2022), the Fund generated an annualized rate of return of 5.65%.3 Over the same period, the benchmark indices, the Morningstar Emerging Markets Net Return USD Index and MSCI Emerging Markets Total Return USD Index, rose at annualized rates of 3.34% and 2.94%, respectively.

* * *

The fiscal year was characterized by sustained tumult and volatility, both for the Growth and Income Fund and the benchmark indices. The Fund and benchmarks all fell during the period, and Chinese shares were primarily responsible for the volatility in the emerging market asset class.

Chinese stock prices fell markedly beginning in July 2021 as the Xi administration implemented major policy interventions affecting a swathe of industries. For many years now, Seafarer’s research indicated that large Chinese companies – especially those engaged in technology and internet businesses – suffered costly intrusions by the Chinese state. This finding held true even if such companies were ostensibly “privately owned” (i.e., companies that are publicly listed, but which are owned and controlled by private sector individuals and groups, rather than the “public” state). The government’s tendency to intervene in business is nothing new in China, and Seafarer’s team has observed it many times before. Yet under the Xi administration, a change seemed to take place: the state’s intrusions into the private sector grew more frequent, broad, substantive and unpredictable.

Observing this change, Seafarer did not seek to ban or limit Chinese stocks within the Fund’s portfolio – Seafarer does not make “top down” investment decisions, but rather evaluates the merits of each investment opportunity individually. The Fund continued to invest in China – including within the technology sector – but evermore selectively. As a result, the Fund’s exposure to China stocks has been substantially lower than that of both benchmark indices for some time.

Then, markets swooned as Russia invaded Ukraine at the end of February 2022. The Fund managed to avoid some of the losses that ensued, as it has never been invested directly in Russian stocks.

Throughout the fiscal year, Chinese securities were the key contributor to emerging market volatility, a reflection of growing concerns about the overall health of China’s economy. Even as the Fund avoided some of the most pronounced swings in price movements, it was not spared. Two of the top detractors to Fund performance for the fiscal year are based in mainland China: China Literature, a digital publisher and literary content platform, and Jiangsu Hengrui, one of China’s largest and most innovative chemical pharmaceutical firms. Hengrui’s shares apparently declined because one of its key anti-cancer therapies underwent a scheduled price renegotiation. We expect that Hengrui has sufficient cost controls to substantially blunt the impact of renegotiated prices.

2	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2022

Two other top detractors to the Fund’s total return were South Korean holdings: Hyundai Mobis, a manufacturer of auto parts and systems, and Samsung Electronics, a semiconductor company.

The top contributor to the Fund’s total return was Pacific Basin, a dry bulk shipping company based in Hong Kong. Pacific Basin performed well as shipping rates remained elevated and as the company continued to exhibit strong capital discipline and corporate governance. Other top contributors included Emaar Properties (one of the largest property developers in the United Arab Emirates), Sanlam (a South Africa-based insurance carrier), and Itaú (a Brazilian bank).

The outlook for the emerging markets remains uncertain, and much obviously hinges on a resolution to Russia’s war in Ukraine. Having said that, it is still possible to find compelling and sustainable investment ideas across the asset class. Our investment team is staying the course, we have several research projects underway, and we continue with what we have been doing for over a decade now: pursuing lasting progress in the developing markets.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster

Portfolio Manager, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned -14.48% during the fiscal year.

[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $15.31 per share. The Fund paid two distributions: $0.211 per share in June 2021 and $0.950 per share in December 2021. The Fund finished the fiscal year with a value of $12.06 per share.

[3]	The Fund’s Investor share class generated an annualized rate of return of 5.53% from the Fund’s inception through the end of the fiscal year.

Annual Report – April 30, 2022	3

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2022

Total Returns

As of April 30, 2022	1 Year	3 Year	5 Year	7 Year	10 Year	Since Inception Annualized[1]	Gross Expense Ratio[2]
Investor Class (SFGIX)	-14.48%	6.01%	4.26%	3.29%	5.46%	5.53%	1.02%
Institutional Class (SIGIX)	-14.41%	6.11%	4.35%	3.40%	5.58%	5.65%	0.92%
Morningstar Emerging Markets
Net Return USD Index[3]	-15.71%	3.76%	5.14%	3.46%	3.69%	3.34%
MSCI Emerging Markets
Total Return USD Index[4]	-18.06%	2.60%	4.69%	3.12%	3.26%	2.94%

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.

[2]	Ratios as of Prospectus dated August 31, 2021. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2022.

[3]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

[4]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2022

Performance of a $10,000 Investment Since Inception

* Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

Annual Report – April 30, 2022	5

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2022

Portfolio Composition by Region	% Net Assets
East & South Asia	64.8%
Emerging Europe	7.5%
Latin America	13.3%
Middle East & Africa	10.4%
Other	1.8%
Cash & Other Assets, Less Liabilities	2.2%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	7.0%
Consumer Discretionary	11.0%
Consumer Staples	17.7%
Energy	1.9%
Financials	12.3%
Health Care	12.9%
Industrials	8.1%
Information Technology	19.4%
Materials	2.3%
Real Estate	2.8%
Utilities	2.4%
Cash & Other Assets, Less Liabilities	2.2%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	4.7%
Samsung Biologics Co., Ltd.	4.7%
Samsung Electronics Co., Ltd.	4.7%
Rohm Co., Ltd.	4.6%
Sanlam, Ltd.	4.1%
Venture Corp., Ltd.	4.0%
Richter Gedeon Nyrt	3.9%
Coway Co., Ltd.	3.5%
Itau Unibanco Holding SA	3.3%
Ambev SA	3.2%
Total	40.7%

Total Number of Holdings	48

Holdings are subject to change, and may not reflect the current or future position of the portfolio.
Source: ALPS Fund Services, Inc.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2022

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

May 15, 2022

This report addresses the the 2021-2022 fiscal year (May 1, 2021 to April 30, 2022) for the Seafarer Overseas Value Fund (the “Value Fund” or the “Fund”).

During the fiscal year, the Fund gained 1.08%, while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the MSCI Emerging Markets Total Return USD Index, returned -15.71% and -18.06%, respectively.1 By way of broader comparison, the S&P 500 Index gained 0.21%.

The Fund began the fiscal year with a net asset value (NAV) of $13.18 per share. The Fund paid a distribution of $0.463 per share in December 2021. That payment brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $1.867. The Fund finished the fiscal year with a value of $12.86 per share.2

From the Fund’s inception (May 31, 2016) through the end of the fiscal year (April 30, 2022), the Fund generated an annualized rate of return of 7.18%.3 Over the same period, the benchmark indices, the Morningstar Emerging Markets Net Return USD Index and MSCI Emerging Markets Total Return USD Index, rose at annualized rates of 8.09% and 7.83%, respectively.

* * *

For the fiscal year, the Value Fund delivered a modest positive return while the emerging market benchmark indexes declined by double digits. While the Fund’s performance relative to the benchmark indices is pleasing, I would draw attention to the more important fact that the Fund’s NAV appreciated in absolute terms. The point is not to diminish the usefulness of benchmarks, but to remind investors that, in my opinion, what they need is the appreciation of their savings in real terms, after the impact of inflation, not to “keep up” with a market construct. Please refer to the Letter to Shareholders in the Seafarer Funds Semi-annual Report as of October 31, 2021 for an extended discussion on the topic of investor needs versus wants.4

In my estimation, there is no overriding “theme” or “explanatory variable” that accounts for the Fund’s appreciation during this period. The Fund’s top contributors represented a diversified set of investment return drivers, which relate less to sectors and countries and more to actual sources of stock-specific investment return.

The top contributor to the Fund’s performance during the fiscal year was PetroVietnam Fertilizer and Chemical, a Vietnamese fertilizer manufacturer (Management Change and Asset Productivity sources of value; Seafarer’s seven sources of value,5 hereafter referenced using parenthesized italics, are defined in Figure 1). While the appreciation of urea prices during the year is a market factor that contributed to the stock’s performance, in my opinion it served to amplify the return of an extraordinarily cheap stock that the Fund purchased for reasons unrelated to the price of urea: a cash-rich balance sheet, rising production volume from a new plant that manufactures higher value-added products, coupled with a high cash flow yield.6

Annual Report – April 30, 2022	7

Seafarer Overseas Value Fund	Performance Review

April 30, 2022

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Pacific Basin (Asset Productivity), a dry bulk shipping company headquartered in Hong Kong, stood out as another top contributor. In the fiscal year, this stock continued its long-running positive contribution to the Fund’s NAV. I am drawn to this stock because of its return of excess cash to shareholders (a testament to the company’s strong capital discipline and corporate governance), company and industry fleet dynamics, and valuation.

Other notable positive contributors to Fund performance during this fiscal year include the following:

Petrovietnam Technical Services (Management Change and Asset Productivity), a Vietnam-based oil services company; First Pacific (Breakup Value), a consumer and infrastructure conglomerate operating in Southeast Asia; and Emaar Properties (Breakup Value), a property developer and investment company operating in the United Arab Emirates.

On the negative side of the ledger, top detractors to Fund performance in the period correlated strongly with impacts from Covid-19 and the war in Ukraine. The top detractor, Melco International (Breakup Value and Asset Productivity), a Macau casino owner and operator, suffered from Covid -related travel restrictions to Macau. The Russia-Ukraine conflict most directly impacted Global Ports (Asset Productivity and Deleveraging), a Russian port owner and operator. While the attraction of this investment centered around the company’s enviable asset base in terms of the strategic location of its ports, my risk assessment focused on how this corporation operated outside of “Putin’s sphere of influence.” In other words, unlike most of Russia’s largest companies in the financial, resource, and industrial sectors, this company did not answer to Russia’s president (as far as I could tell), and thus was and would continue to be free of sanction risk by the West. The war upended that risk assessment. Nevertheless, the Fund mitigated said risk through position sizing, with Global Ports comprising 1.1% of the Fund’s net assets as of December 31, 2021. Effective March 3, 2022, trading was halted in Russian securities, including this holding. As of April 30, 2022 the Fund retained its position in the stock and it represented 0.0% of net assets.7 The other Fund holding with material operations in Russia was Mondi (Structural Shift), a global (U.K.-based) paper and packaging company that derived 12% of revenue from Russia in 2021.8

Notwithstanding the fact that several top detractors correlated with market-related factors, overall I was satisfied that the Value Fund delivered its total return during the fiscal year in a manner that emphasized stock selection.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2022

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned 0.94% during the fiscal year. Adjustments in accordance with accounting principles generally accepted in the U.S. (U.S. GAAP) were applied during the financial statement preparation. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. For the fiscal year ended April 30, 2022, the total return for the Institutional share class increased from 1.01% to 1.08%, and the total return for the Investor share class increased from 0.87% to 0.94%.

[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $13.16 per share; it paid an annual distribution of $0.455 per share in December 2021; and it finished the fiscal year with a value of $12.83 per share. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the Institutional share class net asset value from $12.85 to $12.86 and increased the Investor share class net asset value from $12.82 to $12.83.

[3]	The Fund’s Investor share class generated an annualized rate of return of 7.07% from the Fund’s inception through the end of the fiscal year. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the annualized return since inception of the Institutional share class from 7.16% to 7.18% and increased the annualized return since inception of the Investor share class from 7.05% to 7.07%.

[4]	www.seafarerfunds.com/letters-to-shareholders/2021/10/semi-annual

[5]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).

[6]	Cash flow yield is cash flow generated by an asset during an accounting period divided by the price of said asset.

[7]	For more information, see the Message to Shareholders Regarding the Conflict in Ukraine (www.seafarerfunds.com/message-to-shareholders/2022/02/24).

[8]	Source: Mondi PLC. Data as of 10 March 2022.

Annual Report – April 30, 2022	9

Seafarer Overseas Value Fund	Performance Review

April 30, 2022

Total Returns

As of April 30, 2022	1 Year	3 Year	5 Year	Since Inception Annualized[1]	Net Expense Ratio[2]
Investor Class (SFVLX)[3]	0.94%	6.74%	5.58%	7.07%	1.15%
Institutional Class (SIVLX) [3]	1.08%	6.82%	5.70%	7.18%	1.05%
Morningstar Emerging Markets Net Return USD Index[4]	-15.71%	3.76%	5.14%	8.09%
MSCI Emerging Markets Total Return USD Index[5]	-18.06%	2.60%	4.69%	7.83%

Gross expense ratio: 1.57% for Investor Class; 1.47% for Institutional Class.2

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.

[2]	Ratios as of Prospectus dated August 31, 2021. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2022.

[3]	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes.

[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

[5]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2022

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2022. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

Annual Report – April 30, 2022	11

Seafarer Overseas Value Fund	Performance Review

April 30, 2022

Portfolio Composition by Region	% Net Assets
East & South Asia	56.0%
Emerging Europe	6.6%
Latin America	12.9%
Middle East & Africa	11.6%
Other	2.6%
Cash & Other Assets, Less Liabilities	10.3%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	4.7%
Consumer Discretionary	10.1%
Consumer Staples	23.3%
Energy	6.1%
Financials	14.0%
Industrials	15.7%
Information Technology	3.2%
Materials	6.7%
Real Estate	3.4%
Utilities	2.5%
Cash & Other Assets, Less Liabilities	10.3%
Total	100.0%

Top 10 Holdings	% Net Assets
Qatar Gas Transport Co., Ltd.	4.2%
National Central Cooling Co. PJSC	4.0%
WH Group, Ltd.	3.5%
Moneta Money Bank AS	3.4%
Emaar Properties PJSC	3.4%
Pacific Basin Shipping, Ltd.	3.3%
Itau Unibanco Holding SA	3.2%
Wilmar International, Ltd.	3.2%
Samsung SDI Co., Ltd.	3.2%
Georgia Capital PLC	3.2%
Total	34.6%

Total Number of Holdings	34

Holdings are subject to change, and may not reflect the current or future position of the portfolio.
Source: ALPS Fund Services, Inc.

12	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2021 and held until April 30, 2022.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report – April 30, 2022	13

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Expense Ratio(a)	Expenses Paid During Period 11/01/21 - 04/30/22(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$887.90	1.01%	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	1.01%	$5.06
Institutional Class
Actual	$1,000.00	$888.30	0.92%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	0.92%	$4.61
SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$966.10	1.15%	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class
Actual	$1,000.00	$966.10	1.05%	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2022

	Currency	Shares	Value
COMMON STOCKS (93.1%)
Brazil (8.0%)
Ambev SA, ADR	USD	18,800,000	$54,708,000
Itau Unibanco Holding SA, ADR	USD	12,500,000	59,875,000
Odontoprev SA	BRL	8,800,000	18,262,321
XP, Inc., Class A(a)	USD	679,000	16,710,190

Total Brazil			149,555,511

China / Hong Kong (21.3%)
China Foods, Ltd.	HKD	90,314,000	32,260,881
China Literature, Ltd.(a)	HKD	13,000,000	54,627,604
Dairy Farm International Holdings, Ltd.	USD	10,000,000	27,008,470
First Pacific Co., Ltd.	HKD	69,000,000	27,821,201
Greatview Aseptic Packaging Co., Ltd.	HKD	31,867,000	8,690,631
Jardine Matheson Holdings, Ltd.	USD	867,700	46,100,901
Jiangsu Hengrui Medicine Co., Ltd., Class A	CNY	8,999,881	40,094,792
Pacific Basin Shipping, Ltd.	HKD	95,000,000	43,587,010
Pico Far East Holdings, Ltd.	HKD	53,796,000	7,972,345
Shangri-La Asia, Ltd.(a)	HKD	44,000,000	33,314,230
Want Want China Holdings, Ltd.	HKD	40,500,000	36,558,014
WH Group, Ltd.	HKD	30,064,500	20,762,535
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	21,340,854

Total China / Hong Kong			400,139,468

Czech Republic (3.0%)
Avast PLC	GBP	3,750,000	26,595,076
Moneta Money Bank AS	CZK	8,062,815	30,242,922

Total Czech Republic			56,837,998

Hungary (3.5%)
Richter Gedeon Nyrt	HUF	3,250,000	64,844,264

Total Hungary			64,844,264

Japan (4.1%)
Rohm Co., Ltd.	JPY	1,100,000	76,846,956

Total Japan			76,846,956

Mexico (3.8%)
Bolsa Mexicana de Valores SAB de CV	MXN	10,250,000	20,518,585

Annual Report – April 30, 2022	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2022

	Currency	Shares	Value
Mexico (continued)
Coca-Cola Femsa SAB de CV, ADR	USD	930,000	$50,778,000

Total Mexico			71,296,585

Peru (1.6%)
Credicorp, Ltd.	USD	213,000	29,583,570

Total Peru			29,583,570

Poland (1.0%)
CD Projekt SA	PLN	680,000	18,404,132

Total Poland			18,404,132

Qatar (1.9%)
Qatar Gas Transport Co., Ltd.	QAR	37,613,950	35,323,597

Total Qatar			35,323,597

Singapore (6.1%)
Venture Corp., Ltd.	SGD	6,000,000	73,655,565
Wilmar International, Ltd.	SGD	12,800,000	40,802,480

Total Singapore			114,458,045

South Africa (4.0%)
Sanlam, Ltd.	ZAR	18,000,000	74,565,788

Total South Africa			74,565,788

South Korea (21.5%)
Coway Co., Ltd.	KRW	1,115,000	62,451,314
Hyundai Mobis Co., Ltd.	KRW	545,000	88,664,481
Innocean Worldwide, Inc.	KRW	540,000	20,816,895
Koh Young Technology, Inc.	KRW	340,000	5,149,198
NAVER Corp.	KRW	132,500	29,515,573
Orion Corp.	KRW	565,000	42,111,935
Samsung Biologics Co., Ltd.(a)	KRW	133,624	88,136,911
Samsung C&T Corp.	KRW	200,000	18,094,863
Samsung SDI Co., Ltd.	KRW	93,000	44,300,980
Sindoh Co., Ltd.	KRW	190,000	4,952,012

Total South Korea			404,194,162

16	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2022

	Currency	Shares	Value
Taiwan (3.0%)
Accton Technology Corp.	TWD	5,950,000	$46,409,235
Bizlink Holding, Inc.	TWD	1,000,000	10,007,068

Total Taiwan			56,416,303

Thailand (1.6%)
Bangkok Dusit Medical Services PCL, Class F	THB	40,000,000	29,941,514

Total Thailand			29,941,514

United Arab Emirates (4.5%)
Emaar Properties PJSC	AED	30,776,280	53,084,531
National Central Cooling Co. PJSC	AED	48,197,778	32,280,130

Total United Arab Emirates			85,364,661

United Kingdom (1.8%)
Mondi PLC	GBP	1,800,000	33,814,749

Total United Kingdom			33,814,749

Vietnam (2.4%)
PetroVietnam Gas JSC	VND	9,875,000	45,056,052

Total Vietnam			45,056,052

TOTAL COMMON STOCKS
(Cost $1,856,851,298)			1,746,643,355

PREFERRED STOCKS (4.7%)
South Korea (4.7%)
Samsung C&T Corp.	KRW	29,000	2,505,965
Samsung Electronics Co., Ltd.	KRW	1,840,000	86,265,893

Total South Korea			88,771,858

TOTAL PREFERRED STOCKS
(Cost $70,794,055)			88,771,858

TOTAL INVESTMENTS
(Cost $1,927,645,353) (97.8%)			$1,835,415,213

Cash and Other Assets, Less Liabilities (2.2%)			41,460,956
NET ASSETS (100.0%)			$1,876,876,169

Annual Report – April 30, 2022	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2022

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2022

Industry Composition
Food Products	9.0%
Beverages	7.2%
Banks	6.4%
Electronic Equipment, Instruments & Components	6.3%
Pharmaceuticals	5.6%
Technology Hardware, Storage & Peripherals	4.9%
Auto Components	4.7%
Life Sciences Tools & Services	4.7%
Media	4.4%
Semiconductors & Semiconductor	4.4%
Insurance	4.0%
Industrial Conglomerates	3.6%
Household Durables	3.3%
Real Estate Management & Development	2.8%
Health Care Providers & Services	2.6%
Communications Equipment	2.5%
Gas Utilities	2.4%
Marine	2.3%
Capital Markets	2.0%
Oil, Gas & Consumable Fuels	1.9%
Paper & Forest Products	1.8%
Hotels, Restaurants & Leisure	1.8%
Building Products	1.7%
Interactive Media & Services	1.6%
Food & Staples Retailing	1.4%
Software	1.4%
Distributors	1.1%
Entertainment	1.0%
Electrical Equipment	0.5%
Containers & Packaging	0.5%
Cash and Other Assets, Less Liabilities	2.2%
Total	100%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	19

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2022

	Currency	Shares	Value
COMMON STOCKS (89.3%)
Brazil (8.4%)
Ambev SA, ADR	USD	435,000	$1,265,850
Itau Unibanco Holding SA, ADR	USD	284,000	1,360,360
XP, Inc., Class A(a)	USD	36,200	890,882

Total Brazil			3,517,092

China / Hong Kong (34.3%)
China Foods, Ltd.	HKD	3,691,000	1,318,455
China Yangtze Power Co., Ltd., Class A	CNY	301,990	1,038,047
Dairy Farm International Holdings, Ltd.	USD	485,000	1,309,911
First Pacific Co., Ltd.	HKD	3,090,000	1,245,906
Giordano International, Ltd.	HKD	5,200,000	1,085,363
Greatview Aseptic Packaging Co., Ltd.	HKD	1,953,000	532,614
Jardine Matheson Holdings, Ltd.	USD	22,000	1,168,860
Melco International Development, Ltd.(a)	HKD	1,266,000	999,584
Pacific Basin Shipping, Ltd.	HKD	3,000,000	1,376,432
Pico Far East Holdings, Ltd.	HKD	5,538,000	820,709
Shangri-La Asia, Ltd.(a)	HKD	1,650,000	1,249,283
Want Want China Holdings, Ltd.	HKD	867,000	782,612
WH Group, Ltd.	HKD	2,116,000	1,461,309

Total China / Hong Kong			14,389,085

Czech Republic (3.4%)
Moneta Money Bank AS	CZK	383,257	1,437,564

Total Czech Republic			1,437,564

Georgia (3.2%)
Georgia Capital PLC(a)	GBP	174,174	1,320,565

Total Georgia			1,320,565

Mexico (2.5%)
Coca-Cola Femsa SAB de CV, ADR	USD	19,000	1,037,400

Total Mexico			1,037,400

Peru (2.0%)
Credicorp, Ltd.	USD	6,100	847,229

Total Peru			847,229

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2022

	Currency	Shares	Value
Qatar (4.2%)
Qatar Gas Transport Co., Ltd.	QAR	1,860,000	$1,746,743

Total Qatar			1,746,743

Russia (0.0%)(b)
Global Ports Investments PLC, GDR(a)(c)	USD	100,000	1,000

Total Russia			1,000

Singapore (8.3%)
Genting Singapore, Ltd.	SGD	1,500,000	870,887
HRnetgroup, Ltd.	SGD	2,171,900	1,251,265
Wilmar International, Ltd.	SGD	422,000	1,345,207

Total Singapore			3,467,359

South Korea (8.2%)
Innocean Worldwide, Inc.	KRW	30,000	1,156,494
Samsung C&T Corp.	KRW	10,500	949,980
Samsung SDI Co., Ltd.	KRW	2,800	1,333,793

Total South Korea			3,440,267

United Arab Emirates (7.4%)
Emaar Properties PJSC	AED	823,437	1,420,307
National Central Cooling Co. PJSC	AED	2,481,138	1,661,725

Total United Arab Emirates			3,082,032

United Kingdom (2.7%)
Mondi PLC	GBP	59,000	1,108,372

Total United Kingdom			1,108,372

Vietnam (4.7%)
Petrovietnam Fertilizer & Chemicals JSC	VND	400,000	1,164,291
PetroVietnam Technical Services Corp.	VND	743,080	790,416

Total Vietnam			1,954,707

TOTAL COMMON STOCKS
(Cost $36,009,580)			37,349,415

Annual Report – April 30, 2022	21

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2022

	Currency	Shares	Value
PREFERRED STOCKS (0.4%)
South Korea (0.4%)
Samsung C&T Corp.	KRW	1,800	$155,543

Total South Korea			155,543

TOTAL PREFERRED STOCKS
(Cost $184,192)			155,543

TOTAL INVESTMENTS
(Cost $36,193,772) (89.7%)			$37,504,958

Cash and Other Assets, Less Liabilities (10.3%)			4,305,389
NET ASSETS (100.0%)			$41,810,347

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

(b)	Less than 0.05%.

(c)	As a result of the use of significant unobservable inputs to determine fair value, this investment has been classified as a Level 3 security. See also Note 2 to the financial statements for additional information.

Currency Abbreviations

AED	-	United Arab Emirates Dirham
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

22	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2022

Industry Composition
Food Products	11.6%
Banks	8.7%
Beverages	8.7%
Hotels, Restaurants & Leisure	7.5%
Industrial Conglomerates	5.4%
Capital Markets	5.3%
Media	4.7%
Oil, Gas & Consumable Fuels	4.2%
Building Products	4.0%
Real Estate Management & Devel	3.4%
Marine	3.3%
Electronic Equipment, Instruments & Components	3.2%
Food & Staples Retailing	3.0%
Professional Services	3.0%
Chemicals	2.7%
Paper & Forest Products	2.7%
Specialty Retail	2.6%
Independent Power and Renewable Electricity Producers	2.5%
Energy Equipment & Services	1.9%
Containers & Packaging	1.3%
Transportation Infrastructure	0.0%
Cash and Other Assets, Less Liabilities	10.3%
Total	100%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	23

Seafarer Funds	Statements of Assets and Liabilities
April 30, 2022

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$1,835,415,213	$37,504,958
Cash	20,791,373	3,904,814
Foreign currency, at value (Cost $7,037,829 and $17,579)	7,026,815	17,419
Receivable for shares sold	2,997,359	66,000
Interest and dividends receivable	17,950,041	544,539
Prepaid expenses and other assets	26,862	2,636
Total Assets	1,884,207,663	42,040,366
LIABILITIES:
Payable for investments purchased	3,655,964	124,084
Administrative fees payable	96,984	12,076
Shareholder service plan fees payable	265,399	3,702
Payable for shares redeemed	1,224,251	–
Investment advisory fees payable	1,164,971	8,764
Payable for chief compliance officer fees	4,281	4,281
Trustee fees and expenses payable	102,605	2,145
Payable for principal financial officer fees	1,300	1,300
Audit and tax fees payable	26,633	22,303
Accrued expenses and other liabilities	789,106	51,364
Total Liabilities	7,331,494	230,019
NET ASSETS	$1,876,876,169	$41,810,347
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,945,214,558	$40,214,320
Total distributable earnings	(68,338,389)	1,596,027
NET ASSETS	$1,876,876,169	$41,810,347
INVESTMENTS, AT COST	$1,927,645,353	$36,193,772
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.06	$12.83
Net Assets	$197,522,669	$405,389
Shares of beneficial interest outstanding	16,374,478	31,608
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.13	$12.86
Net Assets	$1,679,353,500	$41,404,958
Shares of beneficial interest outstanding	138,411,595	3,220,346

See accompanying Notes to Financial Statements.

24	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Operations
Year Ended April 30, 2022

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$72,388,642	$1,700,337
Foreign taxes withheld	(4,165,677)	(63,365)
Total investment income	68,222,965	1,636,972

EXPENSES:
Investment advisory fees (Note 6)	14,939,572	273,594
Administrative and transfer agency fees	605,055	61,528
Trustee fees and expenses	104,229	2,151
Registration/filing fees	56,407	25,133
Shareholder service plan fees
Investor Class	329,338	–
Institutional Class	960,758	15,655
Legal fees	23,282	454
Audit and tax fees	14,067	21,597
Reports to shareholders and printing fees	49,214	3,473
Custody fees	1,434,268	66,901
Chief compliance officer fees	25,537	25,537
Principal financial officer fees	7,803	7,803
Insurance expense	18,199	305
Miscellaneous	30,462	6,171
Total expenses	18,598,191	510,302
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(1,439)
Institutional Class	–	(118,111)
Total net expenses	18,598,191	390,752
NET INVESTMENT INCOME:	49,624,774	1,246,220
Net realized gain on investments	24,284,351	618,285
Net realized loss on foreign currency transactions	(434,181)	(7,059)
Net realized gain	23,850,170	611,226
Net change in unrealized depreciation on investments	(380,534,819)	(1,635,877)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(139,451)	(1,024)
Net unrealized depreciation	(380,674,270)	(1,636,901)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(356,824,100)	(1,025,675)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(307,199,326)	$220,545

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	25

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$49,624,774	$23,431,458
Net realized gain	23,850,170	239,124,481
Net change in unrealized appreciation/(depreciation)	(380,674,270)	375,324,236
Net increase/(decrease) in net assets resulting from operations	(307,199,326)	637,880,175
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(17,787,543)	(4,680,063)
Institutional Class	(144,664,614)	(34,813,314)
Net decrease in net assets from distributions	(162,452,157)	(39,493,377)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	38,570,989	38,474,164
Institutional Class	540,242,470	464,212,754
Dividends reinvested
Investor Class	17,421,787	4,604,440
Institutional Class	93,502,418	25,200,873
Shares redeemed
Investor Class	(35,887,904)	(40,379,453)
Institutional Class	(363,636,757)	(289,743,396)
Net increase in net assets derived from beneficial interest transactions	290,213,003	202,369,382
Net increase/(decrease) in net assets	(179,438,480)	800,756,180
NET ASSETS:
Beginning of period	2,056,314,649	1,255,558,469
End of period	$1,876,876,169	$2,056,314,649
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,760,044	2,871,389
Distributions reinvested	1,272,567	345,067
Redeemed	(2,594,775)	(3,215,757)
Net increase in shares outstanding	1,437,836	699
Institutional Class
Sold	39,311,074	33,422,168
Distributions reinvested	6,789,037	1,872,812
Redeemed	(26,450,507)	(22,867,042)
Net increase in shares outstanding	19,649,604	12,427,938

See accompanying Notes to Financial Statements.

26	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$1,246,220	$651,551
Net realized gain	611,226	519,942
Net change in unrealized appreciation/(depreciation)	(1,636,901)	8,930,496
Net increase in net assets resulting from operations	220,545	10,101,989
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(14,510)	(5,163)
Institutional Class	(1,233,386)	(422,933)
Net decrease in net assets from distributions	(1,247,896)	(428,096)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	54,435	79,650
Institutional Class	10,922,366	5,691,263
Dividends reinvested
Investor Class	14,510	4,809
Institutional Class	1,219,306	417,800
Shares redeemed
Investor Class	(83,501)	(49,983)
Institutional Class	(4,435,153)	(10,506,690)
Net increase/(decrease) in net assets derived from beneficial interest transactions	7,691,963	(4,363,151)
Net increase in net assets	6,664,612	5,310,742
NET ASSETS:
Beginning of period	35,145,735	29,834,993
End of period	$41,810,347	$35,145,735
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	4,063	7,441
Distributions reinvested	1,131	401
Redeemed	(6,367)	(4,480)
Net increase/(decrease) in shares outstanding	(1,173)	3,362
Institutional Class
Sold	827,773	481,808
Distributions reinvested	94,813	34,759
Redeemed	(335,440)	(1,002,045)
Net increase/(decrease) in shares outstanding	587,146	(485,478)

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	27

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Calculated using the average shares method.

(b)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and decreased the total return from 8.12% to 8.03%.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

28	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$15.31	$10.31	$11.56	$13.11	$12.51
0.33	0.18	0.21	0.36	0.28
(2.42)	5.14	(1.15)	(1.02)	0.72
(2.09)	5.32	(0.94)	(0.66)	1.00

(0.28)	(0.17)	(0.31)	(0.01)	(0.37)
(0.88)	(0.15)	–	(0.88)	(0.03)
(1.16)	(0.32)	(0.31)	(0.89)	(0.40)
(3.25)	5.00	(1.25)	(1.55)	0.60
$12.06	$15.31	$10.31	$11.56	$13.11
(14.48%)	52.15%	(8.44%)	(4.36%)	8.03	%(c)
$197,523	$228,690	$154,017	$233,072	$894,241
1.00%	1.02%	1.02%	0.99%	0.97%
1.00%	1.02%	1.02%	0.99%	0.97%
2.33%	1.35%	1.88%	3.02%	2.12%
16%	47%	29%	52%	23%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	29

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

30	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$15.39	$10.36	$11.61	$13.14	$12.54
0.35	0.20	0.22	0.29	0.28
(2.44)	5.16	(1.16)	(0.93)	0.73
(2.09)	5.36	(0.94)	(0.64)	1.01

(0.29)	(0.18)	(0.31)	(0.01)	(0.38)
(0.88)	(0.15)	–	(0.88)	(0.03)
(1.17)	(0.33)	(0.31)	(0.89)	(0.41)
–	0.00 (b)	–	–	–
(3.26)	5.03	(1.25)	(1.53)	0.60
$12.13	$15.39	$10.36	$11.61	$13.14
(14.41%)	52.28%	(8.34%)	(4.17%)	8.08%
$1,679,354	$1,827,624	$1,101,542	$1,304,491	$2,134,051
0.91%	0.92%	0.92%	0.90%	0.87%
0.91%	0.92%	0.92%	0.90%	0.87%
2.46%	1.47%	1.91%	2.45%	2.09%
16%	47%	29%	52%	23%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	31

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Calculated using the average shares method.

(b)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the net asset value from $12.82 to $12.83. As a result of the adjustments, the total return increased from 0.87% to 0.94%.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$13.16		$9.46	$11.41	$11.95	$11.30
0.42		0.22	0.29	0.29	0.35
(0.29)		3.64	(1.88)	(0.51)	0.72
0.13		3.86	(1.59)	(0.22)	1.07

(0.42)		(0.16)	(0.31)	(0.29)	(0.42)
(0.04)		–	(0.05)	(0.03)	–
(0.46)		(0.16)	(0.36)	(0.32)	(0.42)
(0.33)		3.70	(1.95)	(0.54)	0.65
$12.83	(b)	$13.16	$9.46	$11.41	$11.95

0.94	%(b)	40.96%	(14.54%)	(1.50%)	9.55%
$405		$431	$278	$327	$311
1.48%		1.49%	1.44%	1.45%	1.80%
1.15%		1.15%	1.15%	1.15%	1.15%
3.15%		1.99%	2.61%	2.59%	2.91%
14%		24%	25%	3%	3%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	33

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Calculated using the average shares method.

(b)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the net asset value from $12.85 to $12.86. As a result of the adjustments, the total return increased from 1.01% to 1.08%.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the total return from 9.64% to 9.74%.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
$13.18		$9.48	$11.43	$11.96	$11.28

0.46		0.25	0.30	0.30	0.35
(0.32)		3.62	(1.88)	(0.50)	0.74
0.14		3.87	(1.58)	(0.20)	1.09

(0.42)		(0.17)	(0.32)	(0.30)	(0.41)
(0.04)		–	(0.05)	(0.03)	–
(0.46)		(0.17)	(0.37)	(0.33)	(0.41)
(0.32)		3.70	(1.95)	(0.53)	0.68
$12.86	(b)	$13.18	$9.48	$11.43	$11.96

1.08	%(b)	40.98%	(14.47%)	(1.34%)	9.74	%(d)

$41,405		$34,714	$29,557	$28,849	$25,291

1.37%		1.51%	1.42%	1.48%	1.76%
1.05%		1.05%	1.05%	1.05%	1.05%
3.43%		2.19%	2.63%	2.65%	2.90%
14%		24%	25%	3%	3%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2022	35

Seafarer Funds	Notes to Financial Statements
April 30, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”) . Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market

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Seafarer Funds	Notes to Financial Statements
April 30, 2022

makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report – April 30, 2022	37

Seafarer Funds	Notes to Financial Statements
April 30, 2022

The following is a summary of the inputs used to value each Fund as of April 30, 2022:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Brazil	$149,555,511	$–	$–	$149,555,511
China / Hong Kong	54,791,532	345,347,936	–	400,139,468
Czech Republic	56,837,998	–	–	56,837,998
Hungary	–	64,844,264	–	64,844,264
Japan	–	76,846,956	–	76,846,956
Mexico	71,296,585	–	–	71,296,585
Peru	29,583,570	–	–	29,583,570
Poland	–	18,404,132	–	18,404,132
Qatar	35,323,597	–	–	35,323,597
Singapore	–	114,458,045	–	114,458,045
South Africa	–	74,565,788	–	74,565,788
South Korea	–	404,194,162	–	404,194,162
Taiwan	–	56,416,303	–	56,416,303
Thailand	–	29,941,514	–	29,941,514
United Arab Emirates	32,280,130	53,084,531	–	85,364,661
United Kingdom	–	33,814,749	–	33,814,749
Vietnam	–	45,056,052	–	45,056,052
Preferred Stocks	–	88,771,858	–	88,771,858
Total	$429,668,923	$1,405,746,290	$–	$1,835,415,213

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Seafarer Funds	Notes to Financial Statements
April 30, 2022

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Brazil	$3,517,092	$–	$–	$3,517,092
China / Hong Kong	1,701,474	12,687,611	–	14,389,085
Czech Republic	1,437,564	–	–	1,437,564
Georgia	–	1,320,565	–	1,320,565
Mexico	1,037,400	–	–	1,037,400
Peru	847,229	–	–	847,229
Qatar	1,746,743	–	–	1,746,743
Russia	–	–	1,000	1,000
Singapore	–	3,467,359	–	3,467,359
South Korea	–	3,440,267	–	3,440,267
United Arab Emirates	1,661,725	1,420,307	–	3,082,032
United Kingdom	–	1,108,372	–	1,108,372
Vietnam	–	1,954,707	–	1,954,707
Preferred Stocks	–	155,543	–	155,543
Total	$11,949,227	$25,554,731	$1,000	$37,504,958

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of April 30, 2021	Accrued Discount/ Premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of April 30, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2022
Common Stocks	$–	$–	$–	$–	$–	$–	$–	$1,000	$–	$1,000	$(361,649)
Total	$–	$–	$–	$–	$–	$–	$–	$1,000	$–	$1,000	$(361,649)

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Annual Report – April 30, 2022	39

Seafarer Funds	Notes to Financial Statements
April 30, 2022

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value. As of April 30, 2022, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$20,791,373
Seafarer Overseas Value Fund	3,904,814

As of April 30, 2022, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

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Seafarer Funds	Notes to Financial Statements
April 30, 2022

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently Covid-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and thereby could adversely affect the performance of the Funds’ investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the performance of the Funds’ investments.

3. Tax Basis Information

Reclassifications

As of April 30, 2022, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to equalization. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable Earnings
Seafarer Overseas Growth and Income Fund	$2,348,001	$(2,348,001)
Seafarer Overseas Value Fund	10,048	(10,048)

Annual Report – April 30, 2022	41

Seafarer Funds	Notes to Financial Statements
April 30, 2022

Tax Basis of Investments

As of April 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

Fund	Cost of Investments	Appreciation	Gross Unrealized Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) on Foreign Currencies	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund
	$1,938,005,115	$176,733,482	$(279,323,383)	$(108,079)	$(102,697,980)
Seafarer Overseas Value Fund
	36,503,217	6,730,180	(5,728,439)	(1,189)	1,000,552

Components of Distributable Earnings

As of April 30, 2022, components of distributable earnings were as follows:

Seafarer Overseas Growth and Income Fund
Accumulated net investment income	$12,489,428
Accumulated net realized gain	21,870,163
Net unrealized depreciation on investments	(102,697,980)
Total distributable earnings	$(68,338,389)

Seafarer Overseas Value Fund
Accumulated net investment income	$595,475
Accumulated net realized gain	–
Net unrealized appreciation on investments	1,000,552
Total distributable earnings	$1,596,027

Capital Losses

The Seafarer Overseas Value Fund used capital loss carryovers during the fiscal year ended April 30, 2022 in the amount of $515,853.

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

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Seafarer Funds	Notes to Financial Statements
April 30, 2022

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$39,950,471	$122,501,686
Seafarer Overseas Value Fund	1,145,464	102,432

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$21,456,087	$18,037,291
Seafarer Overseas Value Fund	428,096	–

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the year ended April 30, 2022 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$541,817,668	$322,353,929
Seafarer Overseas Value Fund	10,186,278	4,987,065

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after

Annual Report – April 30, 2022	43

Seafarer Funds	Notes to Financial Statements
April 30, 2022

the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2022, except with the approval of the Funds’ Board. During the year ended April 30, 2022, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of April 30, 2022, the Adviser had recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the year ended April 30, 2022, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$1,439	$–
Institutional Class	118,111	–

As of April 30, 2022 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$912	$1,259	$1,439	$3,610
Institutional Class	129,046	134,851	118,111	382,008

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

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Seafarer Funds	Notes to Financial Statements
April 30, 2022

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of -pocket expenses. Principal financial officer fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report – April 30, 2022	45

Seafarer Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, two of the funds constituting the Financial Investors Trust (the "Funds"), including the portfolios of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2022

We have served as the auditor of one or more investment companies advised by Seafarer Capital Partners, LLC since 2012.

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Seafarer Funds	Additional Information
April 30, 2022 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

4. Tax Designations (Unaudited)

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Dividends	Qualified
	Received Deduction	Dividend Income
Seafarer Overseas Growth and Income Fund	0.00%	46.43%
Seafarer Overseas Value Fund	0.00%	14.35%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

The Funds hereby designate the following numbers as long-term capital gain distributions:

Long-term Capital Gain Distributions
Seafarer Overseas Growth and Income Fund	$122,501,686
Seafarer Overseas Value Fund	102,432

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund designate foreign taxes paid in the amounts of $2,674,701 and $20,634 and foreign source income in the amounts of $61,206,995 and $1,365,790 respectively, for federal income tax purposes for the year ended April 30, 2022.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report – April 30, 2022	47

Seafarer Funds	Approval of Fund Advisory Agreement
April 30, 2022 (Unaudited)

SEAFARER FUNDS APPROVAL OF FUND ADVISORY AGREEMENT

On December 14, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Seafarer Capital Partners, LLC (“Seafarer”) and the Trust, with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (together, the “Seafarer Funds”), dated January 30, 2012, as amended (the “Seafarer Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Seafarer Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Funds:

Investment Advisory Fee Rate:

The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Seafarer Funds, to Seafarer, of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion, in light of the extent and quality of the advisory services provided by Seafarer to each of the Seafarer Funds.

The Board received and considered information including a comparison of the contractual advisory fee rate of the Investor Class and Institutional Class of each Seafarer Fund with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of each Class of the Seafarer Funds was lower than the Data Provider peer group median.

Total Net Expense Ratios:

The Trustees further reviewed and considered that the total net expense ratio of each Class of both Seafarer Funds was lower than the Data Provider peer group median. Rule 12b-1 Fees in peer group funds were excluded for the purpose of the comparison.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Seafarer Funds under the Seafarer Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV. The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Seafarer Funds.

The Trustees considered the background and experience of Seafarer’s management in connection with the Seafarer Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Seafarer Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s insider trading policies and procedures and its Code of Ethics.

Performance:

The Trustees reviewed performance information for each Class of the Seafarer Funds for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2021. That review included a comparison of each Seafarer Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both Classes of the Seafarer Overseas Growth and Income Fund outperformed the Data Provider peer group median for each of the 3-month, 3-year and since inception periods and underperformed the Data Provider peer group median for the 5-year

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Approval of Fund Advisory Agreement
April 30, 2022 (Unaudited)

period. The Trustees noted that the Institutional Class of the Seafarer Overseas Growth and Income Fund performed equal to the Data Provider peer group median for the 1-year period and that the Investor Class of the Seafarer Overseas Growth and Income Class outperformed the Data Provider peer group median for the 1-year period.

The Trustees noted that both Classes of the Seafarer Overseas Value Fund outperformed the Data Provider peer group median for the 3-month period and underperformed the Data Provider peer group median for the since inception period. The Trustees noted that the Institutional Class of the Seafarer Overseas Value Fund outperformed the Data Provider peer group median for the 3-year period, performed equal to the Data Provider peer group median for the 5-year period, and underperformed the Data Provider peer group median for the 1-year period. The Trustees noted that the Investor Class of the Seafarer Overseas Value Fund outperformed the Data Provider peer group median for the 1-year period, performed equal to the Data Provider peer group median for the 3-year period, and underperformed the Data Provider peer group median for the 5-year period. The Trustees also considered Seafarer’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts:

The Trustees noted that Seafarer’s only clients were the Seafarer Funds.

Profitability:

The Trustees received and considered a profitability analysis prepared by Seafarer based on the fees payable under the Seafarer Investment Advisory Agreement.

Economies of Scale:

The Trustees considered whether economies of scale in the provision of services to the Seafarer Funds will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser:

The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Seafarer Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of each Class of both Seafarer Funds was lower than the Data Provider peer group median;

●	the total net expense ratio of each Class of both Seafarer Funds was lower than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Seafarer under the Seafarer Investment Advisory Agreement with respect to each Seafarer Fund were adequate;

●	for the period ended September 30, 2021, in the independent analysis prepared by the Data Provider, each Class of the Seafarer Overseas Growth and Income Fund outperformed the Data Provider peer group median for each of the 3-month, 3-year and since inception periods and underperformed the Data Provider peer group median for the 5-year period; the Institutional Class of the Seafarer Overseas Growth and Income Fund performed equal to the Data Provider peer group median for the 1-year period and the Investor Class of the Seafarer Overseas Growth and Income Class outperformed the Data Provider peer group median for the 1-year period; each Class of the Seafarer Overseas Value Fund outperformed the Data Provider peer group median for the 3-month period and underperformed the Data Provider peer group median for the since inception period; the Institutional Class of the Seafarer Overseas Value Fund outperformed the Data Provider peer group median for the 3-year period, performed equal to the Data Provider peer group median for the 5-year period, and underperformed the Data Provider peer group median for the 1-year period; and the Investor Class of the Seafarer Overseas Value Fund outperformed the Data Provider peer group

Annual Report – April 30, 2022	49

Seafarer Funds	Approval of Fund Advisory Agreement
April 30, 2022 (Unaudited)

median for the 1-year period, performed equal to the Data Provider peer group median for the 3-year period, and underperformed the Data Provider peer group median for the 5-year period;
●	Seafarer had no other accounts with comparable investment objectives and strategies to the Seafarer Funds;

●	the profit, if any, realized by Seafarer in connection with the operation of any of the Seafarer Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with any of the Seafarer Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of each of the Seafarer Funds and their shareholders.

50	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Liquidity Risk Management Program
April 30, 2022 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 8, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report – April 30, 2022	51

Seafarer Funds	Trustees and Officers
April 30, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge at seafarerfunds.com or by calling 855-732-9220.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

52	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers
April 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report – April 30, 2022	53

Seafarer Funds	Trustees and Officers
April 30, 2022 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

54	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers
April 30, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015- December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which any Trustee serves as trustee for and for which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

Annual Report – April 30, 2022	55

Seafarer Funds	Privacy Policy
April 30, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

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Seafarer Funds	Privacy Policy
April 30, 2022 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Funds do not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report – April 30, 2022	57

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	5
Vulcan Value Partners Small Cap Fund	9
Disclosure of Fund Expenses
Vulcan Value Partners Fund	7
Vulcan Value Partners Small Cap Fund	11
Statements of Investments
Vulcan Value Partners Fund	13
Vulcan Value Partners Small Cap Fund	15
Statements of Assets and Liabilities	18
Statements of Operations	20
Statements of Changes in Net Assets
Vulcan Value Partners Fund	21
Vulcan Value Partners Small Cap Fund	22
Financial Highlights
Vulcan Value Partners Fund	24
Vulcan Value Partners Small Cap Fund	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Additional Information	43
Disclosure Regarding Approval of Fund Advisory Agreements	44
Liquidity Risk Management Program	47
Trustees and Officers	48
Privacy Policy	52

Shareholder Letter

April 30, 2022 (Unaudited)

PORTFOLIO REVIEW

General

Vulcan Value Partners Fund returned -22.93% versus 1.32% for the Russell 1000® Value Index, the Fund’s primary benchmark, and 0.21% for the S&P 500® Index, the Fund’s secondary benchmark, for the year ended April 30, 2022. The Vulcan Value Partners Small Cap Fund returned -21.58% versus -6.59% for the Russell 2000® Value Index, the Fund’s primary benchmark, and -16.87% for the Russell 2000® Index, the Fund’s secondary benchmark, for the year ended April 30, 2022.

As we have often said, we place no weight on short-term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that could negatively impact short- term performance when we think we can improve the Fund’s long-term returns and mitigate risk. We encourage you to place more weight on the Fund’s longer-term historical results and a great deal of weight on the Fund’s long-term prospects.

We generally define material contributors and detractors as companies having a greater than 1% impact on the Fund’s portfolio.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Vulcan Value Partners Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. There were no material contributors over the one-year period ending April 30, 2022. Material detractors over the same period include Wayfair Inc., AppLovin Corp., Amazon.com Inc., Upstart Holdings Inc., Meta Platforms Inc., Qorvo Inc., Skyworks Solutions Inc., and Lam Research Corp.

AppLovin Corp. materially detracted from performance during this period. AppLovin owns a portfolio of over 350 mobile games and operates a software platform that enables third-party gaming apps to advertise and monetize effectively. The two segments create a mutually beneficial relationship. AppLovin collects and uses data gathered from its own portfolio of gaming apps to enhance the ad placement capabilities of its software platform. AppLovin recently acquired Twitter’s MoPub monetization platform at what we believe to be a very attractive price, which should provide additional scale. The stock traded down after earnings due to weaker than expected guidance in the owned games segment and increased spending on new growth initiatives. However, the company expects its software platform revenue to increase at a high double-digit rate in its fiscal year 2022. Moreover, software is the company’s most profitable business with an 80% contribution margin. Shortly after earnings, the company announced a $750 million share repurchase authorization which we think is an excellent capital allocation decision.

Lam Research Corp., a new position during the period, designs and manufactures equipment used in the fabrication of semiconductors. The Fund would not invest in all companies in the semiconductor industry as many companies have more commoditized products. However, some of the semiconductor capital equipment companies are an exception. The Fund purchased a competitor, Applied Materials, in the second quarter of 2021 and purchased Lam Research during the third quarter of 2021. Consolidation within the industry has improved the company’s competitive position and key shifts in the industry are driving demand for more complex capital equipment. Among these shifts are an acceleration in the digital transformation of the global economy, the slowing of Moore's

Annual Report | April 30, 2022	1

Shareholder Letter

April 30, 2022 (Unaudited)

law, and increased application of artificial intelligence. We believe the company generates robust free cash flow and has experienced strong and improving margins. We are delighted to have the opportunity to purchase Lam Research in the Fund with what we believe to be a substantial margin of safety.

The Fund sold General Electric during the period. General Electric is a company we followed for a long time. In the past, we removed GE from the MVP list due to management’s poor capital allocation decisions which resulted in value instability. Larry Culp, the former CEO of Danaher, became CEO of General Electric in 2018. The company implemented a vast restructuring program to simplify the industrial side of its business, sold off non-core assets, paid down debt with the proceeds, and drastically shrunk GE Capital. These restructuring activities allowed its world-class jet engine and healthcare businesses to shine through, and improved value stability. As a result, we added the company back to the MVP list. While the pandemic negatively impacted General Electric’s aviation business in the short run, it also gave the Fund the opportunity to buy General Electric in the second quarter of 2020 with what we believe to be a substantial margin of safety. GE is a good example of a competitively entrenched, yet slower growing MVP business. As its stock price rose rapidly over the last year, its value growth did not keep up, and the price to value gap closed quickly. As the margin of safety diminished, we sold the Fund’s position in GE and allocated to more discounted companies.

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. Material contributors over the one-year period ending April 30, 2022 include Upstart Holdings Inc. and Meggitt plc. Material detractors over the one-year period ending April 30, 2022 include Porch Group Inc., Cerence Inc., SmartRent Inc., Victoria plc, PROG Holdings Inc., Virtus Investment Partners Inc. and Sdiptech AB.

Meggitt was a material contributor during the period, and we sold the Fund’s position. Meggitt is a U.K.-based aerospace manufacturer with four business segments: airframe systems, engine systems, energy and equipment, and services and support. Its products are essential to aviation safety and reliability. In August, Parker-Hannifin announced it would acquire Meggitt for a price higher than our estimate of its fair value. Following our discipline, we sold the Fund’s position in Meggitt because it no longer had a margin of safety.

Cerence Inc. was a material detractor during the period. Cerence Inc. is a premier provider of automotive voice assistance solutions using speech recognition and natural language understanding. Its technology is installed in over half of vehicles manufactured globally. A number of events have negatively affected the stock price over the past several months. Global supply chain shortages have impacted automobile production, the company’s CEO unexpectedly resigned, and the new CEO, Stefan Ortmanns, lowered guidance. These developments have been disappointing; however, we believe Cerence’s competitive moat remains unchanged. As the automobile supply chains begin to normalize, we expect growth to return to pre-Covid levels.

SmartRent Inc. was a new purchase during the period and a material detractor. SmartRent provides both the hardware and the software that enables the digital transformation of multi-family apartments. The software provides capabilities including access control, energy management, self-guided tours, parking management, and leak detection. Renters can access a subscription-based app to manage access control and all connected devices inside their apartment. Recent supply chain issues continue to affect new hardware installations which has negatively impacted the company’s

2	www.vulcanvaluepartners.com

Shareholder Letter

 April 30, 2022 (Unaudited)

revenue growth. SmartRent’s customers include fifteen of the twenty largest multi-family operators who continue to invest into the technology roadmaps and future property upgrades which gives us confidence that the long-term investment case remains intact. We believe SmartRent is a competitively entrenched industry leader that continues to compound its value at attractive rates over our long-term time horizon for the Fund.

Closing

Partners (“Vulcan”). Vulcan has three new partners this year. They are Ashley Mendelsohn, Louis Anderson, and Colin Casey. Ashley is Vulcan’s Chief Compliance Officer, and her leadership extends well beyond her job description. Louis is Vulcan’s Controller, and his modeling is so good that he would also make an outstanding analyst. We make better decisions because of Louis. Colin became a permanent analyst two years ago. He has become a partner this year because of his thoughtful leadership and teamwork.

In addition to naming three new partners, Vulcan has also promoted Taylor Cline and Brad Headley to permanent analysts. Taylor joined Vulcan a couple of years ago after having worked as a credit analyst. He made an especially important contribution to Vulcan’s research team during the early days of the pandemic, and he has become an excellent equity analyst. Brad has shown passion and initiative since the first day he joined Vulcan. He is thoughtful qualitatively and able to substantiate his work quantitatively.

We know that periods of short-term underperformance can cause consternation. Our interests are aligned, as we are invested alongside of you. We are continuing to follow our process with discipline. We believe our values not only are stable, but they are also growing. With stock prices down, we believe the Fund’s margin of safety is among its most attractive levels in our firm’s history. We very well could experience continued downward stock price volatility which we believe will only improve the Fund’s margin of safety further and enhance the Fund’s prospective long-term returns.

We thank you, our client partners, for your confidence in us and your stable capital which allows us to execute our investment philosophy. We look forward to updating you again soon.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at

Annual Report | April 30, 2022	3

Shareholder Letter

April 30, 2022 (Unaudited)

the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

The price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value.

Fair, or intrinsic, value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

4	www.vulcanvaluepartners.com

Fund Overview

April 30, 2022 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 4/30/22)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Fund-Investor Class(3)	-30.05%	-22.93%	5.79%	7.34%	10.00%	10.50%	1.06%	1.06%
Vulcan Value Partners Fund-Institutional Class	-29.95%	-22.74%	–	–	–	6.08%	1.11%	0.85%
S&P 500® Total Return Index(4)	-9.65%	0.21%	13.85%	13.66%	13.67%	13.34%
Russell 1000® Value Index(5)	-3.94%	1.32%	9.58%	9.06%	11.17%	11.05%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2022 without the approval by the Fund's Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2022	5

Fund Overview

April 30, 2022 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2022)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

TransDigm Group, Inc.	7.87%
Mastercard, Inc.	7.50%
Amazon.com, Inc.	6.59%
Splunk, Inc.	5.03%
Applied Materials, Inc.	4.99%

CoStar Group, Inc.	4.77%
Upstart Holdings, Inc.	4.69%
Qorvo, Inc.	4.63%
Skyworks Solutions, Inc.	4.60%
Meta Platforms, Inc.	4.60%
Top Ten Holdings	55.27%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2021 and held until April 30, 2022.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2022	7

Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

Vulcan Value Partners Fund

	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expense Ratio(a)	Expenses Paid During period 11/1/21 - 4/30/22(b)
VULCAN VALUE
PARTNERS FUND
Investor Class
Actual	$1,000.00	$699.50	1.07%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	1.07%	$5.36
Institutional Class
Actual	$1,000.00	$700.50	0.85%	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2022 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 4/30/22)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class(3)	-35.56%	-21.58%	2.44%	3.03%	8.44%	10.01%	1.25%	1.25%
Vulcan Value Partners Small Cap Fund – Institutional Class	-35.49%	-21.40%	–	–	–	2.96%	1.27%	1.00%
Russell 2000® Value Index(4)	-9.50%	-6.59%	8.38%	6.75%	9.81%	10.03%
Russell 2000® Index(5)	-18.38%	-16.87%	6.73%	7.24%	10.06%	10.60%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2022 without the approval by the Fund's Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The Russell 2000® Value Index is presented here as the primary index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2022	9

Fund Overview

April 30, 2022 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2022)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Cushman & Wakefield PLC	6.69%
Ibstock PLC	5.37%
Sdiptech AB	5.22%
Littelfuse, Inc.	5.20%
SmartRent, Inc.	5.06%
Park Hotels & Resorts, Inc.	4.89%
Victoria PLC	4.78%
PROG Holdings, Inc.	4.78%
Upstart Holdings, Inc.	4.55%
Ituran Location and Control, Ltd.	4.55%
Top Ten Holdings	51.09%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2021 and held until April 30, 2022.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2022	11

Disclosure of Fund Expenses

April 30, 2022 (Unaudited)

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expense Ratio(a)	Expenses Paid During period 11/1/21 - 4/30/22(b)
VULCAN VALUE
PARTNERS SMALL
CAP FUND
Investor Class
Actual	$1,000.00	$644.40	1.25%	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Institutional Class
Actual	$1,000.00	$645.10	1.00%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments
April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (99.06%)
Communications (17.89%)
Internet (17.89%)
Alphabet, Inc., Class C(a)	23,165	$53,263,979
Amazon.com, Inc.(a)	37,217	92,507,692
Meta Platforms, Inc., Class A(a)	322,087	64,568,781
Wayfair, Inc., Class A(a)	530,740	40,835,136
		251,175,588

TOTAL COMMUNICATIONS		251,175,588

Consumer, Non-cyclical (4.77%)
Commercial Services (4.77%)
CoStar Group, Inc.(a)	1,052,209	66,941,536

TOTAL CONSUMER, NON-CYCLICAL		66,941,536

Financial (24.86%)
Diversified Financial Services (16.30%)
Mastercard, Inc., Class A	289,704	105,272,640
Upstart Holdings, Inc.(a)	877,672	65,842,953
Visa, Inc., Class A	270,542	57,660,616
		228,776,209
Private Equity (8.56%)
Carlyle Group, Inc.	1,672,478	60,694,227
KKR & Co., Inc., Class A	1,167,789	59,522,205
		120,216,432

TOTAL FINANCIAL		348,992,641

Industrial (12.43%)
Aerospace/Defense (12.43%)
HEICO Corp., Class A	548,481	63,974,824
TransDigm Group, Inc.(a)	185,726	110,471,682
		174,446,506

TOTAL INDUSTRIAL		174,446,506

Technology (39.11%)
Semiconductors (21.26%)
Applied Materials, Inc.	635,076	70,080,637
Lam Research Corp.	125,335	58,376,030
NVIDIA Corp.	218,084	40,448,039
Qorvo, Inc.(a)	571,661	65,043,588

Annual Report | April 30, 2022	13

Statement of Investments	Vulcan Value Partners Fund

April 30, 2022

	Shares	Value (Note 2)
Technology (continued)
Semiconductors (continued)
Skyworks Solutions, Inc.	570,223	$64,606,266
		298,554,560
Software (17.85%)
AppLovin Corp., Class A(a)	1,514,740	57,787,331
Microsoft Corp.	215,322	59,756,162
Salesforce, Inc.(a)	354,569	62,382,870
Splunk, Inc.(a)	578,862	70,632,741
		250,559,104

TOTAL TECHNOLOGY		549,113,664

TOTAL COMMON STOCKS
(Cost $1,442,669,462)		1,390,669,935

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.65%)
Money Market Fund (1.65%)
Invesco Government & Agency Portfolio, Institutional Class	0.349%	23,163,963	23,163,963

TOTAL SHORT TERM INVESTMENTS
(Cost $23,163,963)			23,163,963

TOTAL INVESTMENTS (100.71%)
(Cost $1,465,833,425)			$1,413,833,898

Liabilities In Excess Of Other Assets (-0.71%)			(10,006,658)

NET ASSETS (100.00%)			$1,403,827,240

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (98.17%)
Consumer, Cyclical (7.32%)
Home Furnishings (7.32%)
MillerKnoll, Inc.	1,003,665	$31,846,291
Sleep Number Corp.(a)	918,865	37,269,164
		69,115,455

TOTAL CONSUMER, CYCLICAL		69,115,455

Consumer, Non-cyclical (31.66%)
Commercial Services (23.18%)
ABM Industries, Inc.	654,480	31,591,750
Colliers International Group, Inc.	252,214	27,806,593
ISS A/S(a)	2,542,037	42,522,303
PROG Holdings, Inc.(a)	1,701,813	45,046,990
Savills PLC	1,648,182	22,445,252
Sdiptech AB, Class B(a)	1,394,704	49,229,275
		218,642,163
Food (4.52%)
Premium Brands Holdings Corp.	522,579	42,663,827

Healthcare-Services (3.96%)
Medpace Holdings, Inc.(a)	279,391	37,318,256

TOTAL CONSUMER, NON-CYCLICAL		298,624,246

Financial (20.33%)
Diversified Financial Services (8.75%)
Upstart Holdings, Inc.(a)	572,237	42,929,220
Virtus Investment Partners, Inc.	223,330	39,565,143
		82,494,363
Real Estate (6.69%)
Cushman & Wakefield PLC(a)	3,527,577	63,143,628

REITS (4.89%)
Park Hotels & Resorts, Inc.	2,341,264	46,146,313

TOTAL FINANCIAL		191,784,304

Industrial (32.55%)
Building Materials (18.55%)
Forterra PLC	10,069,461	31,528,001
Ibstock PLC	21,241,019	50,614,555
SmartRent, Inc.(a)	9,821,691	47,733,418

Annual Report | April 30, 2022	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2022

	Shares	Value (Note 2)
Industrial (continued)
Building Materials (continued)
Victoria PLC(a)	5,602,694	$45,088,703
		174,964,677

Electrical Components & Equipment (9.45%)
EnerSys	613,150	40,136,799
Littelfuse, Inc.	213,937	49,045,057
		89,181,856

Electronics (4.55%)
Ituran Location and Control, Ltd.	1,911,688	42,898,279

TOTAL INDUSTRIAL		307,044,812

Technology (6.31%)
Software (6.31%)
Cerence, Inc.(a)	996,924	29,409,258
Porch Group, Inc.(a)	8,136,077	30,103,485
		59,512,743

TOTAL TECHNOLOGY		59,512,743

TOTAL COMMON STOCKS
(Cost $1,148,164,417)		926,081,560

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.53%)
Money Market Fund (1.53%)
Invesco Government & Agency Portfolio, Institutional Class	0.349%	14,411,371	14,411,371

TOTAL SHORT TERM INVESTMENTS
(Cost $14,411,371)			14,411,371

TOTAL INVESTMENTS (99.70%)
(Cost $1,162,575,788)			$940,492,931

Other Assets In Excess Of Liabilities (0.30%)			2,815,289

NET ASSETS (100.00%)			$943,308,220

(a)	Non-Income Producing Security.

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2022

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2022	17

Statements of Assets and Liabilities

April 30, 2022

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$1,413,833,898	$940,492,931
Cash	–	242,038
Receivable for shares sold	857,400	921,040
Dividends receivable	556,784	3,020,186
Other assets	169,897	103,614
Total assets	1,415,417,979	944,779,809

LIABILITIES:
Payable for shares redeemed	10,192,413	500,455
Payable to adviser	1,096,304	743,650
Payable for administration fees	39,607	27,843
Payable for transfer agency fees	101,019	60,699
Payable for delegated transfer agent equivalent services fees	6,781	4,182
Payable for professional fees	38,059	32,082
Payable for trustee fees and expenses	41,771	25,166
Payable for principal financial officer fees	809	491
Accrued expenses and other liabilities	73,976	77,021
Total liabilities	11,590,739	1,471,589
NET ASSETS	$1,403,827,240	$943,308,220

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,410,429,697	$1,140,026,154
Total distributable earnings	(6,602,457)	(196,717,934)
NET ASSETS	$1,403,827,240	$943,308,220

INVESTMENTS, AT COST	$1,465,833,425	$1,162,575,788

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

April 30, 2022

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$20.74	$14.47
Net Assets	$437,470,414	$221,909,705
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	21,090,426	15,333,585
Institutional Class:
Net Asset Value, offering and redemption price per share	20.84	14.57
Net Assets	966,356,826	721,398,515
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	46,377,001	49,499,688

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2022	19

Statements of Operations

For the Year Ended April 30, 2022

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$9,891,477	$9,807,711
Foreign taxes withheld	(420,503)	(382,902)
Total investment income	9,470,974	9,424,809

EXPENSES:
Investment advisory fees (Note 6)	18,474,482	13,474,909
Administrative fees	504,904	326,119
Transfer agency fees	79,494	99,865
Delegated transfer agent equivalent services fees
Investor Class	40,325	27,408
Institutional Class	605,225	417,829
Professional fees	41,847	36,165
Custodian fees	134,670	160,264
Principal financial officer fees	9,585	6,049
Trustee fees and expenses	97,975	62,187
Recoupment of previously waived fees
Investor Class (Note 6)	–	70,568
ReFlow Fees (Note 2)	30,304	–
Other	128,660	121,670
Total expenses before waiver	20,147,471	14,803,033
Less fees waived/reimbursed by investment adviser (Note 6) Institutional Class	(3,157,496)	(2,306,194)
Total net expenses	16,989,975	12,496,839
NET INVESTMENT LOSS	(7,519,001)	(3,072,030)

Net realized gain on investments(a)	254,134,359	265,267,603
Net realized loss on foreign currency transactions	(75,117)	(275,512)
Net realized gain	254,059,242	264,992,091
Net change in unrealized depreciation of investments	(659,057,303)	(518,584,804)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(39,737)	(113,738)
Net change in unrealized depreciation	(659,097,040)	(518,698,542)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(405,037,798)	(253,706,451)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(412,556,799)	$(256,778,481)

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

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Vulcan Value Partners Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS:
Net investment loss	$(7,519,001)	$(6,230,774)
Net realized gain	254,059,242	192,779,278
Net change in unrealized appreciation/(depreciation)	(659,097,040)	470,301,214
Net increase/(decrease) in net assets resulting from operations	(412,556,799)	656,849,718

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(65,496,496)	(19,870,128)
Institutional Class	(133,007,059)	(31,231,578)
Net decrease in net assets from distributions	(198,503,555)	(51,101,706)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	89,289,313	45,405,149
Issued to shareholders in reinvestment of distributions	55,317,235	16,646,680
Cost of shares redeemed, net of redemption fees	(134,816,619)	(170,166,165)
Institutional Class
Proceeds from sales of shares	381,028,754	334,177,937
Issued to shareholders in reinvestment of distributions	124,895,847	28,723,974
Cost of shares redeemed, net of redemption fees	(272,791,356)	(357,606,665)
Net increase/(decrease) from share transactions	242,923,174	(102,819,090)

Net increase/(decrease) in net assets	(368,137,180)	502,928,922

NET ASSETS:
Beginning of year	1,771,964,420	1,269,035,498
End of year	$1,403,827,240	$1,771,964,420

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2022	21

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS:
Net investment loss	$(3,072,030)	$(2,999,731)
Net realized gain	264,992,091	75,767,413
Net change in unrealized appreciation/(depreciation)	(518,698,542)	341,624,279
Net increase/(decrease) in net assets resulting from operations	(256,778,481)	414,391,961

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(63,198,831)	(230,257)
Institutional Class	(183,523,538)	(806,241)
Net decrease in net assets from distributions	(246,722,369)	(1,036,498)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	28,148,318	79,124,618
Issued to shareholders in reinvestment of distributions	55,885,124	178,374
Cost of shares redeemed, net of redemption fees	(51,333,248)	(73,500,292)
Institutional Class
Proceeds from sales of shares	524,072,122	337,038,134
Issued to shareholders in reinvestment of distributions	125,805,942	690,932
Cost of shares redeemed, net of redemption fees	(257,048,753)	(136,486,323)
Net increase from share transactions	425,529,505	207,045,443

Net increase/(decrease) in net assets	(77,971,345)	620,400,906

NET ASSETS:
Beginning of year	1,021,279,565	400,878,659
End of year	$943,308,220	$1,021,279,565

See Accompanying Notes to Financial Statements.

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Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the period or years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
$29.87	$19.50	$21.05	$21.39	$19.30

(0.16)	(0.14)	0.03	0.08	0.09
(5.75)	11.42	(0.53)	1.13	2.35
(5.91)	11.28	(0.50)	1.21	2.44

–	0.00 (b)	0.00 (b)	(0.13)	(0.12)
(3.22)	(0.91)	(1.05)	(1.42)	(0.23)
(3.22)	(0.91)	(1.05)	(1.55)	(0.35)

–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(9.13)	10.37	(1.55)	(0.34)	2.09
$20.74	$29.87	$19.50	$21.05	$21.39

(22.93%)	58.62%	(3.15%)	6.80%	12.72%

$437,470	$624,789	$500,309	$1,284,556	$1,314,519

1.06%	1.08%	1.09%	1.08%	1.08%
1.06%	1.08%	1.09%	1.08%	1.08%

(0.54%)	(0.57%)	0.12%	0.38%	0.46%

49%	67%	80%	73%	50%

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2022	25

Financial Highlights	Vulcan Value Partners Fund

For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$29.93	$19.52	$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.10)	(0.09)	0.09
Net realized and unrealized gain/(loss) on investments	(5.77)	11.46	(0.51)
Total from investment operations	(5.87)	11.37	(0.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(0.05)	(0.03)
From net realized gains on investments	(3.22)	(0.91)	(1.05)
Total distributions	(3.22)	(0.96)	(1.08)

Redemption fees added to paid-in capital	–	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	(9.09)	10.41	(1.50)
NET ASSET VALUE, END OF YEAR	$20.84	$29.93	$19.52

Total return	(22.74%)	59.02%	(2.83	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$966,357	$1,147,175	$768,726

Ratio of expenses to average net assets without fee waivers/reimbursements	1.11%	1.12%	1.14	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85%	0.85%	0.85	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.34%)	(0.36%)	0.40	%(d)

Portfolio turnover rate	49%	67%	80	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

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Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
$22.62	$12.01	$17.31	$19.52	$20.16

(0.10)	(0.10)	0.12	0.10	0.02
(3.22)	10.73	(4.57)	0.38	0.59
(3.32)	10.63	(4.45)	0.48	0.61

–	(0.02)	(0.08)	(0.12)	(0.03)
(4.83)	–	(0.77)	(2.57)	(1.22)
(4.83)	(0.02)	(0.85)	(2.69)	(1.25)

–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(8.15)	10.61	(5.30)	(2.21)	(0.64)
$14.47	$22.62	$12.01	$17.31	$19.52

(21.58%)	88.51%	(27.28%)	4.76%	3.08%

$221,910	$310,600	$153,249	$543,174	$1,196,558

1.25%	1.25%	1.26%	1.27%	1.24%
1.25%	1.25%	1.25%	1.25%	1.24%

(0.47%)	(0.65%)	0.75%	0.54%	0.08%

69%	75%	102%	68%	68%

Annual Report | April 30, 2022	29

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$22.70	$12.03	$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.04)	(0.06)	0.12
Net realized and unrealized gain/(loss) on investments	(3.26)	10.77	(4.41)
Total from investment operations	(3.30)	10.71	(4.29)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(0.04)	(0.09)
From net realized gains on investments	(4.83)	–	(0.77)
Total distributions	(4.83)	(0.04)	(0.86)

Redemption fees added to paid-in capital	–	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	(8.13)	10.67	(5.15)
NET ASSET VALUE, END OF YEAR	$14.57	$22.70	$12.03

Total return	(21.40%)	89.07%	(26.56	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$721,399	$710,679	$247,629

Ratio of expenses to average net assets without fee waivers/reimbursements	1.27%	1.29%	1.32	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.00%	1.00%	1.00	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.19%)	(0.39%)	0.76	%(d)

Portfolio turnover rate	69%	75%	102	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

30	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2022

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

Annual Report | April 30, 2022	31

Notes to Financial Statements

April 30, 2022

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2022:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,390,669,935	$–	$–	$1,390,669,935
Short Term Investments	23,163,963	–	–	23,163,963
TOTAL	$1,413,833,898	$–	$–	$1,413,833,898

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$926,081,560	$–	$–	$926,081,560
Short Term Investments	14,411,371	–	–	14,411,371
TOTAL	$940,492,931	$–	$–	$940,492,931

(a)	For detailed descriptions, see the accompanying Statements of Investments.

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Notes to Financial Statements

April 30, 2022

For the year ended April 30, 2022, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the year ended April 30, 2022, only the Vulcan Value Partners Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from

Annual Report | April 30, 2022	33

Notes to Financial Statements

April 30, 2022

REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the year ended April 30, 2022, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $94,317,099. For financial reporting purposes, the Vulcan Value Partners Fund recognized gains on the in-kind redemptions in the amount of $65,126,694. During the year ended April 30, 2022, the Vulcan Value Partners Small Cap Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $25,978,307. For financial reporting purposes, the Vulcan Value Partners Small Cap Fund recognized gains on the in-kind redemptions in the amount of $14,348,330. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal

34	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2022

purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2022 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to in-kind redemptions. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Vulcan Value Partners Fund	$64,790,632	$(64,790,632)
Vulcan Value Partners Small Cap Fund	13,913,157	(13,913,157)

Annual Report | April 30, 2022	35

Notes to Financial Statements

April 30, 2022

Tax Basis of Investments: As of April 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation
(excess of value over tax cost)	$277,602,787	$76,963,232
Gross depreciation
(excess of tax cost over value)	(333,494,054)	(320,430,121)
Net depreciation of foreign currency	(39,736)	(103,253)
Net unrealized appreciation/(depreciation)	$(55,931,003)	$(243,570,142)
Cost of investments for income tax purposes	$1,469,725,165	$1,183,959,820

Components of Earnings: As of April 30, 2022, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$29,911,413	$–
Accumulated capital gains	19,417,133	56,610,621
Net unrealized depreciation on investments	(55,931,003)	(243,570,142)
Other cumulative effect of timing differences	–	(9,758,413)
Total	$(6,602,457)	$(196,717,934)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain
2022
Vulcan Value Partners Fund	$62,751,029	$135,752,526
Vulcan Value Partners Small Cap Fund	205,802,260	40,920,109

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Notes to Financial Statements

April 30, 2022

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain
2021
Vulcan Value Partners Fund	$1,593,194	$49,508,512
Vulcan Value Partners Small Cap Fund	1,036,498	–

The Fund elects to defer to the period ending April 30, 2023, capital losses recognized during the period 11/1/2021 - 04/30/2022 in the amount of:

Fund	Capital Losses Recognized
Vulcan Value Partners Small Cap Fund	$9,758,413

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in- kind redemptions) during the year ended April 30, 2022 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$923,310,866	$788,653,639
Vulcan Value Partners Small Cap Fund	1,001,856,274	751,580,655

The cost of purchases in Kind, proceeds from sales in Kind along with their Realized gains/(loss) during the year ended April 30, 2022 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Vulcan Value Partners Fund	$–	$94,317,099	$65,126,694
Vulcan Value Partners Small Cap Fund	–	25,978,307	14,348,330

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in shares of capital stock for the dates listed below were as follows:

Annual Report | April 30, 2022	37

Notes to Financial Statements

April 30, 2022

Vulcan Value Partners Fund

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Shares Sold
Investor Class	3,027,298	1,913,376
Institutional Class	13,549,095	13,337,480
Shares Issued in Reinvestment of Dividends
Investor Class	1,889,895	644,471
Institutional Class	4,252,497	1,110,749
Less Shares Redeemed
Investor Class	(4,743,347)	(7,304,502)
Institutional Class	(9,750,118)	(15,501,238)
Net Increase/(Decrease)	8,225,320	(5,799,664)

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Shares Sold
Investor Class	1,308,205	5,516,025
Institutional Class	24,765,908	19,908,018
Shares Issued in Reinvestment of Dividends
Investor Class	2,615,120	10,164
Institutional Class	5,851,439	39,257
Less Shares Redeemed
Investor Class	(2,321,686)	(4,556,028)
Institutional Class	(12,431,204)	(9,214,837)
Net Increase	19,787,782	11,702,599

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

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Notes to Financial Statements

April 30, 2022

With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 0.85% and 1.00% of the Vulcan Value Partners Fund’s and the Vulcan Value Partners Small Cap Fund’s average daily net assets, respectively, for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

The Adviser agrees that the foregoing fee waiver and reimbursement agreement for each Fund are effective as of September 1, 2021 and shall continue through August 31, 2022.

The Adviser will be permitted to recapture expenses it has borne through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred.

For the year ended April 30, 2022, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	(3,157,496)	–
Vulcan Value Partners Small Cap Fund
Investor	–	70,568
Institutional	(2,306,194)	–

As of April 30, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Vulcan Value Partners Fund
Investor	$–	$–	$–	$–
Institutional	1,571,670	2,373,402	3,157,496	7,102,568
Vulcan Value Partners Small Cap Fund
Investor	23,651	9,343	–	32,994
Institutional	594,605	1,148,576	2,306,194	4,049,375

Annual Report | April 30, 2022	39

Notes to Financial Statements

April 30, 2022

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2022 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

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Notes to Financial Statements

April 30, 2022

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | April 30, 2022	41

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, two of the funds constituting the Financial Investors Trust (the "Funds"), including the statements of investments, as of April 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2022

We have served as the auditor of one or more investment companies advised by Vulcan Value Partners, LLC since 2010.

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Additional Information

April 30, 2022 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	13.79%	11.74%
Vulcan Value Partners Small Cap Fund	3.28%	1.71%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund designated $135,752,526 as long-term capital gain dividends.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Small Cap Fund designated $40,920,109 as long-term capital gain dividends.

Annual Report | April 30, 2022	43

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2022 (Unaudited)

On December 14, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Vulcan Value Partners, LLC (“Vulcan”) and the Trust, with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund (together, the “Vulcan Funds”), dated December 30, 2009, as amended (the “Vulcan Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Vulcan Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Vulcan Funds, to Vulcan, of 1.00% for the Vulcan Value Partners Fund and 1.15% for the Vulcan Value Partners Small Cap Fund, in light of the extent and quality of the advisory services provided by Vulcan to each of the Vulcan Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Vulcan Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided based on an independent analysis by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of both Vulcan Funds was higher than the Data Provider peer group median. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratios of the Institutional Class and the Investor Class of the Vulcan Value Partners Fund were higher than the Data Provider peer group median, the total net expense ratio of the Investor Class of the Vulcan Value Partners Small Cap Fund was higher than the Data Provider peer group median, and the Institutional share class of the Vulcan Value Partners Small Cap Fund was equal to the Data Provider peer group median. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Vulcan Funds under the Vulcan Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Vulcan. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Vulcan Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2022 (Unaudited)

The Trustees also reviewed, among other things, Vulcan’s Code of Ethics.

Performance: The Trustees reviewed performance information in the independent analysis prepared by the Data Provider for the Investor Class and Institutional Class of the Vulcan Funds for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended September 30, 2021. That review included a comparison of each Vulcan Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the Investor Class of the Vulcan Value Partners Fund outperformed the Data Provider peer group median for each period and the Institutional Class of the Vulcan Value Partners Fund outperformed the Data Provider peer group median for the 1-year and since inception periods but underperformed the peer group median for the 3-month period. The Trustees noted that both classes of the Vulcan Value Partners Small Cap Fund outperformed the Data Provider peer group median for each applicable time period. The Trustees considered Vulcan’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Comparable Accounts: The Trustees noted certain information provided by Vulcan regarding fees charged to its other clients utilizing a strategy similar to that employed by the Vulcan Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Vulcan based on the fees payable under the Vulcan Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the Institutional Class and the Investor Class of both Vulcan Funds was higher than the Data Provider peer group median;

●	the total net expense ratios of the Institutional Class and the Investor Class of the Vulcan Value Partners Fund were higher than the Data Provider peer group median, the total net expense ratio of the Investor Class of the Vulcan Value Partners Small Cap Fund was higher than the Data Provider peer group median, and the total net expense ratio of the Institutional Class of the Vulcan Value Partners Small Cap Fund was equal to the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Vulcan under the Vulcan Investment Advisory Agreement with respect to each Vulcan Fund were adequate;

●	for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2021, as applicable, the Investor Class of the Vulcan Value Partners Fund

Annual Report | April 30, 2022	45

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2022 (Unaudited)

outperformed the Data Provider peer group median for each period, the Institutional Class of the Vulcan Value Partners Fund outperformed the Data Provider peer group median for the 1-year and since inception periods and underperformed the Data Provider peer group median for the 3-month period, and both classes of the Vulcan Value Partners Small Cap Fund outperformed the Data Provider peer group median for each applicable time period;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Vulcan’s other clients employing a comparable strategy to any of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Vulcan Funds;

●	the profit, if any, realized by Vulcan in connection with the operation of any of the Vulcan Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Vulcan in connection with its relationship with any of the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of each of the Vulcan Funds and their shareholders.

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Liquidity Risk Management Program

April 30, 2022 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 8, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2022	47

Trustees and Officers

April 30, 2022 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-344-3863.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	60	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co- Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	61	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

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Trustees and Officers

April 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2022	49

Trustees and Officers

April 30, 2022 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

50	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2022 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which any Trustee serves as trustee for trustee for and for which Vulcan Value Partners, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2022	51

Privacy Policy

April 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

52	www.vulcanvaluepartners.com

Privacy Policy

April 30, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2022	53

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended April 30, 2022 and April 30, 2021, the aggregate fees billed for professional services rendered by Cohen & Company, LLP as principal accountant for the Highland Resolute Fund, and Deloitte & Touche, LLP as principal accountant for all other funds covered by this report, collectively "the Principal Accountants") Principal Accountants for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years were $408,315 and $377,040, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2022 and April 30, 2021, the aggregate fees billed for assurance and related services by the Principal Accountants that were reasonably related to the performance of the audit

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of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2022 and April 30, 2021, the aggregate fees billed for professional services rendered by the Principal Accountants for tax compliance, tax advice and tax planning were $88,535 and $95,310, respectively. The fiscal years 2022 and 2021 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended April 30, 2022 and April 30, 2021, no fees were billed to Registrant by the Principal Accountants for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s Principal Accountants must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s Principal Accountants on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s Principal Accountants to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $88,535 in the fiscal year ended April 30, 2022, and were $95,310 in the fiscal year ended April 30, 2021. These fees consisted of non-audit fees billed to (i) the Registrant of $88,535 in the fiscal year ended April 30, 2022, and $95,310 in the fiscal year ended April 30, 2021 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended April 30, 2022 and $0 in the fiscal year ended April 30, 2021. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling,

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controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the Principal Accountants' independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the Principal Accountants' independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are

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effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	July 8, 2022

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	July 8, 2022

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